UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Exact name of registrant as specified in charter:	Aberdeen Funds

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	877-332-7806

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2013

Item 1. Reports to Shareholders.

Aberdeen Funds

Equity Series

Semi-Annual Report

April 30, 2013

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen Asia-Pacific Smaller Companies Fund

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Fund

Aberdeen Equity Long-Short Fund

Aberdeen European Equity Fund

Aberdeen Global Equity Fund

Aberdeen Global Natural Resources Fund

Aberdeen Global Small Cap Fund

Aberdeen International Equity Fund

Aberdeen Latin American Equity Fund

Aberdeen Small Cap Fund

Aberdeen U.S. Equity Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Page 3
Aberdeen Asia-Pacific Smaller Companies Fund	Page 8
Aberdeen China Opportunities Fund	Page 15
Aberdeen Emerging Markets Fund	Page 19
Aberdeen Equity Long-Short Fund	Page 25
Aberdeen European Equity Fund	Page 32
Aberdeen Global Equity Fund	Page 36
Aberdeen Global Natural Resources Fund	Page 41
Aberdeen Global Small Cap Fund	Page 45
Aberdeen International Equity Fund	Page 50
Aberdeen Latin American Equity Fund	Page 55
Aberdeen Small Cap Fund	Page 59
Aberdeen U.S. Equity Fund	Page 64

Financial Statements	Page 68

Notes to Financial Statements	Page 118

Shareholder Expense Examples	Page 134

Supplemental Information	Page 137

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Letter to Shareholders

April 30, 2013

Dear Shareholder:

Welcome to the Aberdeen Funds Semi-Annual Report covering the activities for the six-month period ended April 30, 2013.

Market overview

During the reporting period, global securities markets generally recorded positive returns amid rising optimism spurred mainly by the easing of monetary policy by central banks. This offset concerns over the relatively slower pace of global economic growth and the ongoing sovereign debt crisis in the Eurozone. In early spring, there were concerns in the U.S. that budget cuts implemented by the government “sequester” would have a dramatic impact on economic growth, but these fears have since subsided as markets have proved resilient and the U.S. housing market has continued to post gains. The U.S. broader-market S&P 500 Index posted sizeable gains and reached record highs during the period. There is, however, concern that the U.S. Federal Reserve will begin winding down its $85 billion per month bond-buying program as early as the end of this year.

Despite facing some headwinds, the U.S. and Asian economies are still in growth mode, albeit modest, with the disparity of economic fortunes with Europe and Japan continuing. Consequently, we believe that the overall global recovery remains fragile and the importance of governments providing support to struggling economies remains crucial. Balancing the tightrope of anaemic growth and the need for balance sheet repair has placed an enormous amount of pressure on central banks and their monetary tools, in our view. We believe that the creative approach to monetary policy most likely will continue and remain accommodative, most notably in the U.S., UK and, most recently, Japan. Given its unique political position, the European Central Bank has been reluctant thus far to expand its balance sheet by activating its Outright Monetary Transactions bond-buying program. In our opinion, the fine balancing act between monetary and fiscal policy may continue to challenge politicians and global central banks, and the risk of error remains.

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the investment marketplace in the Global Market Review and Outlook on the following page.

Aberdeen developments

On May 20, 2013, Aberdeen launched a global brand refresh campaign. We have adopted the tagline “Simply asset management” and introduced a new corporate logo, as you can see in this report. To learn more about our new brand, I encourage you to visit www.aberdeen-asset.com/simply.

On May 21, 2013, Aberdeen completed the acquisition of Artio Global Investors Inc., a U.S. publicly-listed asset manager. This acquisition will expand Aberdeen’s U.S. business, deepen our distribution network in the region and add to our existing fixed income capabilities. Artio managed a $9.2 billion fixed income business, including Total Return Bond and Global High Yield strategies, and a $1.4 billion international and global equities business which will be transitioned to Aberdeen’s global equity investment process. Artio’s Global High Yield and High Grade teams, including portfolio managers Greg Hopper and Don Quigley, will continue to lead these fixed income funds at Aberdeen. The international and global equity portfolios will be managed by Aberdeen’s Global Equity team.

In March 2013, we launched the Aberdeen European Equity Fund and the Aberdeen Latin America Equity Fund amid rising demand from our clients for global exposure at a regional level. The Aberdeen Latin America Equity Fund is managed by Aberdeen’s Emerging Markets Equity Team, led by Devan Kaloo in London and supported by Nick Robinson, Head of Brazilian Equities, in Sao Paulo, Brazil. The Aberdeen European Equity Fund is managed by Aberdeen’s Pan European Equity Team, led by Jeremy Whitley in London.

During the period, Aberdeen Funds also received several industry awards. We won four 2013 Lipper Fund Awards, including “Best International Income Fund over Three Years” for the Aberdeen Asia Bond Fund (Institutional Class: CSABX), “Best International Small Cap Equity Fund over Three Years” for the Aberdeen Global Small Cap Fund (Institutional Class: ABNIX), as well as both “Best International Equity Fund over Three Years” and “Best International Equity Fund over Ten Years” for the Aberdeen International Equity Fund (Institutional Class: GIGIX and Institutional Service Class: GIGSX). In addition, we were named 2013 Equity Manager of the Year at the Public Pension Fund Awards presented by Money Management Intelligence.

Thank you for choosing Aberdeen Funds. We value your investment with us.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

2013 Semi-Annual Report

Market Review

Major global equity market indices posted sizeable gains for the six-month period ended April 30, 2013, buoyed mainly by coordinated global central bank monetary policy. The developed markets led the rally, while their emerging markets counterparts recorded more modest gains for the period. The U.S. broader-market S&P 500 Index and the MSCI All Country World ex U.S. Index rose 14.4% and 13.0%, respectively, outperforming the 5.4% return of the MSCI Emerging Markets Index, over the semiannual period. Both the U.S. presidential election and China’s leadership change proceeded smoothly, further supporting risk appetite. Additionally, the U.S. government’s resolution of the “fiscal cliff” reached at the beginning of 2013 provided more clarity on U.S. fiscal issues. Towards the end of the period, however, political gridlock resulting from an inconclusive Italian election, the European Central Bank’s (ECB) financial bailout for Cyprus, and mixed economic data from major economies caused volatility to re-emerge. Nevertheless, the Bank of Japan’s bold quantitative easing plan appeared to provide some comfort to investors.

U.S. stocks rose sharply despite starting the period amid an environment of uncertainty, with investors reacting mainly to the latest developments in the fiscal cliff negotiations. Congress finally came to a compromise after the New Year’s Day 2013 deadline, focusing on taxation of the wealthy and the decision to delay spending cuts for two months. However, the mandate for decreases in the U.S. federal budget under “sequestration” took effect on March 1, 2013, triggering $85 billion in automatic spending cuts. On the economic front, the U.S. unemployment rate declined modestly during the review period, although we feel that job gains remain below the level needed to support steady economic growth over the long term. Gross domestic product (GDP) growth, while improving somewhat, generally has remained below its historical levels. While the U.S. housing market continues to gain strength, we believe that the low starting base following the credit crisis means that any uptick has a less significant impact on economic activity than it has historically.

The strongest performer among the major developed equity markets for the reporting period outside of the U.S. was Japan, which rallied in response to the Bank of Japan’s aggressive monetary easing policy, as well as a notable decline in the Japanese yen. Although the most recent GDP data indicate that the Japanese economy is technically no longer in a recession, exports have come under pressure as demand from the Eurozone has waned. We believe that the longevity of this equity market rally will depend more on structural reform progress than any drop in the Japanese yen. The European markets gained ground during the semiannual period mainly on optimism regarding the ECB’s efforts to bolster the relatively sluggish economy. In our view, however, the near collapse of Cyprus’ financial system reminded investors that the debt crisis was far from resolved, although the subsequent bailout eased contagion fears somewhat. While we acknowledge that there have been many positive steps achieved on the European policymaking front over the past year, we believe that the role of markets in driving the reform and stimulus agenda cannot be underestimated.

The performance of the global emerging markets lagged that of their developed-market counterparts for the semiannual period. The markets initially moved higher, buoyed by accommodative monetary policy, but the upturn was dampened by concerns of slowing economic growth in the developing markets, along with the ongoing monetary policy tightening in China. India’s 4.5% annualized economic growth rate in the last quarter of 2012 was the lowest in 15 months.1 Political uncertainty in India is causing concern as the effective implementation of policies is becoming more difficult. In Latin America, we believe that the economic success over recent years provides governments with an important window of opportunity. In our opinion, they still have a number of stimulatory policy tools at their disposal and could take advantage of the opportunity to adopt public policies that promote sustainable and long-term economic development, while at the same time mitigating shorter-term risks.

The global fixed income markets, as measured by the Barclays Capital Global Aggregate Bond Index, recorded modest losses over the reporting period attributable to an increase in risk appetite, as well as concerns about the fiscal crisis in Cyprus. Government securities led the downturn as investors sought higher yields in the persistent low-interest-rate environment. The U.S. high yield sector again performed well as the balance sheets of U.S. corporations continued to improve. The JPMorgan GBI-EM Global Diversified Index, the emerging markets debt benchmark, gained 2.5% for the semiannual period. All segments of the asset class saw positive returns, with particular strength in Latin America and Mexico. The Brazilian central bank (COPOM) officially ended its monetary easing cycle in November 2012 and stated its belief that the country will see stable monetary conditions for a “sufficiently long time.” The Reserve Bank of India cut its repurchase rate by 25 basis points to 7.75% in January 2013, in addition to reducing the cash reserve ratio by the same amount, which we believe the country’s industrial sector will view positively.

Outlook

In our opinion, for all the talk of the economic rise of Asia and the emerging markets, we are firm believers in the long-term story that, it is still the U.S. that everyone looks to when trying to assess the health of the global economy. Therefore, we feel that the apparent ease with which investors have shrugged off the fiscal contraction resulting from the fiscal cliff and sequestration is surprising. In our view, the potential headwinds that the global economic recovery faces have begun to come back into focus. We believe that much of the burden rests on American shoulders, given that the U.S. consumer alone represents 16% of global GDP.2 A pause for risk assets is therefore understandable, especially given the apparently inexorable rise of markets so far this year, in our view. Investors have also been reminded that the public sector debt crises of Europe and the U.S. will take years to resolve, and consequently, we believe that growth is likely to remain muted for some time. Fortunately, however, we feel that investment opportunities remain. In our opinion, selective companies with exposure to emerging markets, bonds issued by certain Asian and Latin American governments, and infrastructure investment all have the potential to produce strong returns over the long term. However, we feel that accommodative monetary policy is likely to support asset prices generally for some time.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

[1]	Source: Central Statistical Organisation of India, February 2013
[2]	Source: The World Bank, May 2013

Semi-Annual Report 2013

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

The Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Class A shares at net asset value net of fees) returned 6.98% for the six-month period ended April 30, 2013, versus the 10.37% return of its benchmark, the MSCI All Country Asia Pacific ex Japan Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Pacific ex Japan Funds (consisting of 99 funds) was 9.62% for the period.

Most Asian stock markets rose during the reporting period, along with the rebound in global financial markets, buoyed by loose monetary policy in the U.S. and Europe. Investor sentiment was also boosted by U.S. President Obama’s re-election in November 2012 and hopes that automatic tax hikes and spending cuts, dubbed the “fiscal cliff,” could be averted by the beginning of the new year. This investor sentiment held despite a stream of lackluster data, as macroeconomic fundamentals remained largely unchanged. In particular, Asian exports were hampered by anemic demand from Europe, which stayed mired in recession, while the U.S. showed tentative signs of recovery. Towards the end of the period, the Cyprus bank bailout reignited contagion fears and dragged market benchmark indices to a seven-month low at one point. Concerns over the profitability of Chinese banks in the wake of more stringent rules on investment products, along with a downgrade of global growth prospects by the International Monetary Fund and moderating Chinese economic growth also pared gains.

The Fund’s lack of exposure to Australian banks hindered Fund performance for the semiannual period, as they were buoyed by an influx of liquidity seeking assets with relatively better yields. However, we continue to prefer our existing bank holdings as we believe they provide greater exposure to faster growing economies across the broader Asian region. Also among the top detractors was Rio Tinto, as its share price fell in tandem with a decline in earnings. This was within our expectations, given the fall in commodity prices and impairment charges incurred from its earlier acquisitions. While this fall is not ideal, we maintain the position in the UK exchange-listed miner due to its focus on cost controls, along with its ownership of what we feel are attractive mining assets.

At the stock level, the primary contributors to the Fund’s relative performance for the period included Siam Cement, which saw its shares rise in line with the domestic stock market. Shares of the company also were buoyed by positive full-year 2012 results underpinned by strength in sales of cement and other building materials, as well as an expected improvement in profit margins for its chemicals business. Also benefiting performance was ST Engineering, as its share price rose amid increasing demand by investors for defensive holdings with healthy dividend yields. In addition, Oversea-Chinese Banking Corporation’s shares performed well, after the company posted decent quarterly results showing rising non-interest income mitigating the impact of narrower profit margins, which was in line with the low interest rate environment.

During the period, we added to Australia’s QBE Insurance on price weakness. QBE lowered its profit guidance for its 2013 fiscal year because of higher-than-expected catastrophe claims, including those resulting from Superstorm Sandy, which struck the northeastern U.S. in October 2012. Against this, we pared the holding in Unilever Indonesia after a period of strong price performance. Unilever’s parent company subsequently proposed charging higher royalties, causing its shares to correct. In addition, we trimmed the position in Singapore-based property development and management company City Developments after a period of good relative performance.

Among the Fund’s largest absolute stock weightings at the end of the period included Singapore’s Oversea-Chinese Banking Corp., Housing Development Finance Corp., and HSBC Holdings. We believe that Singapore-based Oversea-Chinese Banking Corporation is evolving into an Asian financial services company with a full suite of products. With a meaningful presence in Malaysia and Indonesia, it is gradually growing its footprint in China and Vietnam. In our view, Housing Development Finance Corporation is a market-leading local mortgage provider in India with excellent asset quality and feeding off the strong growth in the domestic housing industry. We maintain the holding in HSBC because we believe it has a solid Asian franchise after embarking on an organizational restructuring and shedding its less profitable businesses. The company also has a robust capital position and a generous dividend policy, in our view.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2013 Semi-Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2013)		Six Months†	1 Yr.	Inception[1]
Class A2	w/o SC	6.98%	11.05%	9.48%
	w/SC3	0.79%	4.66%	7.62%
Class C2	w/o SC	6.72%	10.22%	9.22%
	w/SC4	5.72%	9.22%	9.22%
Class R2,5	w/o SC	6.94%	10.72%	9.39%
Institutional Service Class[5]	w/o SC	7.16%	11.23%	9.54%
Institutional Class[5]	w/o SC	7.16%	11.24%	9.57%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on November 16, 2009.
2	Returns before the first offering of Class A, Class C and Class R (February 28, 2012) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what Class A, Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class A, Class C and Class R shares would only differ to the extent of the differences in expenses of the classes.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the six months and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

Semi-Annual Report 2013

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex Japan Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation in the Asia Pacific region excluding Japan. The MSCI AC Asia Pacific ex Japan Index consists of the following developed markets countries: Australia, Hong Kong, New Zealand and Singapore; and the following emerging markets countries: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Asset Allocation
Common Stocks	92.9%
Preferred Stocks	4.0%
Repurchase Agreement	2.7%
Other assets in excess of liabilities	0.4%
100.0%

Top Sectors
Financials	40.6%
Information Technology	12.3%
Materials	12.0%
Industrials	9.7%
Telecommunication Services	7.5%
Consumer Staples	6.3%
Energy	5.1%
Consumer Discretionary	2.4%
Health Care	1.0%
Other	3.1%
100.0%
Top Holdings*
Oversea-Chinese Banking Corp. Ltd.	4.6%
Samsung Electronics Co. Ltd., Preferred Shares	4.0%
Housing Development Finance Corp. Ltd.	4.0%
HSBC Holdings PLC	3.9%
Jardine Strategic Holdings Ltd.	3.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6%
Rio Tinto—London Listing	3.4%
BHP Billiton—London Listing	3.4%
QBE Insurance Group Ltd.	3.4%
AIA Group Ltd.	3.4%
Other	62.5%
100.0%

Top Countries
Hong Kong	22.4%
Singapore	19.0%
Australia	12.2%
India	11.9%
China	6.1%
Taiwan	5.4%
Republic of South Korea	5.0%
Thailand	4.8%
United Kingdom	3.2%
Philippines	3.1%
Other	6.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2013 Semi-Annual Report

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.9%)
AUSTRALIA (12.2%)
Consumer Staples (2.0%)
Woolworths Ltd. (a)	453,056	$17,111,582
Financials (3.4%)
QBE Insurance Group Ltd. (a)	2,106,150	29,231,150
Shopping Centres Australasia Property Group, REIT*	68,111	114,389
		29,345,539
Materials (6.8%)
BHP Billiton — London Listing (a)	1,043,073	29,344,542
Rio Tinto — London Listing (a)	639,740	29,376,910
		58,721,452
		105,178,573
CHINA (6.1%)
Energy (3.1%)
PetroChina Co. Ltd., H Shares (a)	20,746,000	26,443,445
Telecommunication Services (3.0%)
China Mobile Ltd. (a)	2,338,000	25,729,890
		52,173,335
HONG KONG (22.4%)
Consumer Discretionary (1.0%)
Li & Fung Ltd. (a)	6,668,000	8,636,880
Consumer Staples (1.4%)
Dairy Farm International Holdings Ltd.	973,800	11,685,600
Financials (14.1%)
AIA Group Ltd. (a)	6,522,800	29,016,393
Hang Lung Group Ltd. (a)	1,167,000	6,889,152
Hang Lung Properties Ltd. (a)	3,861,000	14,983,739
HSBC Holdings PLC (a)	3,039,254	33,262,714
Swire Pacific Ltd., Class A (a)	2,005,500	25,520,357
Swire Pacific Ltd., Class B (a)	120,000	292,621
Swire Properties Ltd. (a)	1,753,900	6,202,857
Wing Hang Bank Ltd. (a)	502,049	5,287,609
		121,455,442
Industrials (4.2%)
Jardine Matheson Holdings Ltd. (a)	57,200	3,715,712
Jardine Strategic Holdings Ltd. (a)	840,000	32,801,441
		36,517,153
Information Technology (1.7%)
ASM Pacific Technology Ltd. (a)	1,419,200	14,645,378
		192,940,453
INDIA (11.9%)
Consumer Discretionary (1.4%)
Hero Motocorp Ltd. (a)	387,000	11,808,020
Financials (4.7%)
Housing Development Finance Corp. Ltd. (a)	2,166,373	$34,117,479
ICICI Bank Ltd. (a)	246,200	5,329,648
ICICI Bank Ltd., ADR	26,800	1,254,776
		40,701,903
Health Care (1.0%)
GlaxoSmithKline Pharmaceuticals Ltd. (a)	203,927	8,551,809
Information Technology (2.4%)
Infosys Ltd. (a)	495,250	20,482,045
Infosys Ltd., ADR	10,390	433,679
		20,915,724
Materials (2.4%)
Grasim Industries Ltd. (a)	42,024	2,287,618
Grasim Industries Ltd., GDR (b)	20,080	1,095,163
UltraTech Cement Ltd. (a)	496,142	17,609,143
UltraTech Cement Ltd., GDR (b)	330	11,672
		21,003,596
		102,981,052
INDONESIA (0.9%)
Consumer Staples (0.9%)
PT Unilever Indonesia Tbk (a)	2,799,500	7,564,080
MALAYSIA (2.9%)
Consumer Staples (1.0%)
British American Tobacco Bhd (a)	407,500	8,486,538
Financials (1.9%)
CIMB Group Holdings Bhd (a)	2,604,400	6,630,154
Public Bank Bhd (Foreign Mkt)	1,884,500	10,170,416
		16,800,570
		25,287,108
PHILIPPINES (3.1%)
Financials (3.1%)
Ayala Corp. (a)	514,000	8,012,381
Ayala Land, Inc. (a)	12,312,700	9,723,876
Bank of Philippine Islands (a)	3,468,462	8,662,070
		26,398,327
REPUBLIC OF SOUTH KOREA (1.0%)
Consumer Staples (1.0%)
E-Mart Co. Ltd. (a)	42,840	8,368,725
SINGAPORE (19.0%)
Financials (10.2%)
City Developments Ltd. (a)	2,886,000	26,458,926
DBS Group Holdings Ltd. (a)	36,000	491,086
Keppel REIT, REIT (a)	404,600	496,552
Oversea-Chinese Banking Corp. Ltd. (a)	4,507,864	39,795,341
United Overseas Bank Ltd. (a)	1,213,945	21,095,075
		88,336,980

See accompanying notes to financial statements.

Semi-Annual Report 2013

Statement of Investments (concluded)

April 30, 2013 (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
Industrials (5.5%)
Keppel Corp. Ltd. (a)	2,023,000	$17,646,105
Singapore Airlines Ltd. (a)	940,000	8,477,197
Singapore Technologies Engineering Ltd. (a)	5,901,000	21,119,950
		47,243,252
Information Technology (0.6%)
Venture Corp. Ltd. (a)	738,000	4,984,865
Telecommunication Services (2.7%)
Singapore Telecommunications Ltd. (a)	7,382,000	23,567,695
		164,132,792
TAIWAN (5.4%)
Information Technology (3.6%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	8,268,000	30,686,113
Telecommunication Services (1.8%)
Taiwan Mobile Co. Ltd. (a)	4,325,100	15,761,780
		46,447,893
THAILAND (4.8%)
Energy (2.0%)
PTT Exploration & Production PCL, Foreign Shares (a)	3,309,000	17,406,505
Materials (2.8%)
Siam Cement PCL, Foreign Shares (a)	683,800	11,535,099
Siam Cement PCL, NVDR (a)	741,000	12,082,725
		23,617,824
		41,024,329
UNITED KINGDOM (3.2%)
Financials (3.2%)
Standard Chartered PLC (a)	1,094,992	27,558,100
Total Common Stocks		800,054,767
PREFERRED STOCKS (4.0%)
REPUBLIC OF SOUTH KOREA (4.0%)
Information Technology (4.0%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	44,047	34,903,976
Total Preferred Stocks		34,903,976
REPURCHASE AGREEMENT (2.7%)
UNITED STATES (2.7%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, repurchase price $22,955,026, collateralized by U.S. Treasury Note, maturing 10/31/2018; total market value of $23,414,325	$22,955,000	$22,955,000
Total Repurchase Agreement		22,955,000
Total Investments (Cost $777,133,679) (c)—99.6%		857,913,743

Other assets in excess of liabilities—0.4%		3,410,693
Net Assets—100.0%		$861,324,436

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2013 Semi-Annual Report

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

The Aberdeen Asia-Pacific Smaller Companies Fund (Class A shares at net asset value net of fees) returned 16.37% for the six-month period ended April 30, 2013, versus the 13.34% return of its benchmark, the MSCI All Country Asia ex Japan Small Cap Index during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Pacific Ex Japan Funds (consisting of 99 funds) was 9.62% for the period.

Asian smaller companies posted sizeable gains amid the rebound in the global equity markets during the reporting period, and outperformed their larger-capitalization counterparts in the region. The markets were buoyed mainly by loose monetary policy in the U.S. and Europe. Investor sentiment was also boosted by President Obama’s re-election and hopes that automatic tax hikes and spending cuts, dubbed the “fiscal cliff,” could be averted by the beginning of 2013. This was despite a stream of lackluster data, as macroeconomic fundamentals remained largely unchanged. Most notably, Asian exports were hampered by anemic demand from Europe, which stayed mired in recession, while the U.S. economy showed tentative signs of recovery. Towards the end of the period, the Cyprus bank bailout by the European Central Bank reignited contagion fears and dragged market benchmarks to a seven-month low at one point. Investor concerns over the profitability of Chinese banks in the wake of more stringent rules on investment products, along with a downgrade of global growth prospects by the International Monetary Fund as well as moderating Chinese growth, also pared gains for the period.

The primary contributors to Fund performance for the semiannual period was the holding in Thailand’s Minor International, as the hospitality company’s shares were buoyed by the rising stock market, good fiscal year 2012 results that rebounded from the prior year’s floods, and an upbeat outlook for its hotels and foods businesses in the year ahead. The Fund’s holding in Thai “cash-and-carry” operator Siam Makro also performed well, as its shares rose following a record 190 billion-baht (roughly US$6.5 billion) takeover bid by CP All, the local operator of 7-Eleven stores. The deal is pending shareholder approval. Also contributing to performance was Dah Sing Financial, as its stock price rallied on the back of decent full-year 2012 results. The stock was also trading at an attractive valuation relative to its peers, in our view.

Detracting from Fund performance for the period was Cabcharge Australia, which saw its share price retreat after the company lost two of its bus routes in Sydney. Additionally, Yingde Gases’ shares weakened after the revelation of a related-party transaction1 arising from a misinterpretation of the exchange-listing rules. Management subsequently initiated a thorough internal review of procedures and planned to introduce control systems to attempt to prevent a similar recurrence. A lack of exposure to Korean drug-maker Dong-A Pharmaceutical Co., which performed well during the period, also had a negative impact on Fund performance.

During the reporting period, we initiated holdings in Ascendas Hospitality Trust, which we believe offers a good yield, supported by both its Australian operations and growth opportunities in China; market-leading Malaysian property developer SP Setia via a placement, as we feel that it has a healthy pipeline of projects and trades at a significant discount to its net asset value; as well as a small position in SCA Property Group, which holds the retail assets of Woolworths, a major Australian retailer that trades at attractive valuation, in our view. We also added to Yingde Gas on the back of price weakness, as we believe the underlying business remains attractive. We believe the industrial gases company has a steady onsite business, while its capital structure has improved following a well-received bond issue. After a prolonged engagement with Singapore-based conglomerate WBL Corp.’s management over the need to unlock shareholder value at a faster pace, we had swapped our entire WBL stake for shares in The Straits Trading Company (STC) last November, receiving 1.07 STC shares for each share in WBL. Subsequently, there was a tussle between STC and United Engineers to take over WBL and, after several rounds of bidding, STC finally accepted United Engineers’ latest offer of $4.50 (about US$3.56) a share for STC’s 41% stake in WBL towards the end of the reporting period. We believe that the final bid better reflects WBL’s value.

Among the Fund’s largest absolute stock weightings at the end of the period were ASM International, Millennium & Copthorne Hotels, and Aeon Co. We hold ASM as we feel that it offers relatively inexpensive access to its Hong Kong-based subsidiary, ASM Pacific Technology, which has a market-leading semiconductor business. We feel that ASM International’s robust balance sheet and consistent investment throughout the business cycle help it maintain its lead. Millennium & Copthorne, Singapore-listed City Developments’ hospitality segment, derives the bulk of its earnings from the Asia–Pacific region. We believe that the company also provides exposure to a well-diversified portfolio of strategically located global assets at an attractive valuation. Aeon Co. is an established retailer that we believe offers access to Malaysia’s growing domestic consumption. In our view, the company has solid fundamentals that are augmented by its flexibility to recognize additional value through asset disposal as it owns the land and buildings in which it operates.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

[1]

A business deal or arrangement between two parties who are joined by a special relationship prior to the deal (for example, a corporation and a major shareholder). All related-party transactions must be reported to regulatory authorities and disclosed to shareholders.

Semi-Annual Report 2013

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited) (concluded)

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2013 Semi-Annual Report

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2013)		Six Months†	1 Yr.	Inception[1]
Class A	w/o SC	16.37%	25.24%	14.61%
	w/SC2	9.70%	18.09%	10.98%
Class C	w/o SC	15.85%	24.28%	13.73%
	w/SC3	14.85%	23.28%	13.73%
Class R4	w/o SC	16.08%	24.84%	14.26%
Institutional Service Class[4]	w/o SC	16.52%	25.50%	14.88%
Institutional Class[4]	w/o SC	16.50%	25.59%	14.93%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on June 28, 2011.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the six months and one year return because it is charged when you sell Class C shares within the first year after purchase.
4	Not subject to any sales charges.

Semi-Annual Report 2013

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Asia-Pacific Smaller Companies Fund, Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex Japan Small Cap Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Small Cap Index is a free float-adjusted, small market capitalization-weighted index that captures small cap representation across the Asia Pacific region excluding Japan including the following developed markets countries: Australia, Hong Kong, New Zealand and Singapore; and the following emerging markets countries: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Asset Allocation
Common Stocks	94.7%
Repurchase Agreement	5.5%
Closed-End Mutual Funds	0.6%
Rights	0.1%
Liabilities in excess of other assets	(0.9%	)
	100.0%

Top Sectors
Financials	27.1%
Consumer Discretionary	19.9%
Industrials	13.8%
Consumer Staples	9.4%
Materials	9.2%
Information Technology	8.4%
Health Care	4.2%
Utilities	1.9%
Telecommunication Services	0.8%
Energy	0.7%
Other	4.6%
100.0%
Top Holdings*
ASM International NV	2.8%
Millennium & Copthorne Hotels PLC	2.8%
Aeon Co. (M) Bhd	2.7%
Bukit Sembawang Estates Ltd.	2.3%
BS Financial Group, Inc.	2.3%
Shinsegae Co. Ltd.	2.3%
DGB Financial Group, Inc.	2.3%
Tisco Financial Group PCL, Foreign Shares	2.0%
Dah Sing Financial Holdings Ltd.	2.0%
Venture Corp. Ltd.	1.9%
Other	76.6%
100.0%

Top Countries
Singapore	16.9%
Malaysia	16.4%
Hong Kong	11.3%
Thailand	10.3%
India	8.4%
Republic of South Korea	6.9%
Indonesia	5.8%
United States	5.5%
Australia	4.2%
United Kingdom	3.6%
Other	10.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2013 Semi-Annual Report

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
CLOSED-END MUTUAL FUNDS (0.6%)
THAILAND (0.6%)
Financials (0.6%)
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund (a)(b)	545,585	$276,520
Total Closed-End Mutual Funds		276,520
COMMON STOCKS (94.7%)
AUSTRALIA (4.2%)
Consumer Discretionary (1.0%)
ARB Corp. Ltd. (a)	35,545	479,272
Financials (2.0%)
BWP Trust, REIT	187,500	470,402
Shopping Centres Australasia Property Group, REIT*	312,000	523,990
		994,392
Industrials (1.0%)
Cabcharge Australia Ltd. (a)	103,900	514,957
Information Technology (0.2%)
Iress Ltd. (a)	10,000	86,716
		2,075,337
CHINA (3.4%)
Energy (0.2%)
Green Dragon Gas Ltd.*	31,950	97,150
Financials (1.5%)
Yanlord Land Group Ltd.* (a)	645,000	740,918
Materials (1.7%)
Yingde Gases Group Co. Ltd. (a)	898,000	865,969
		1,704,037
HONG KONG (11.3%)
Consumer Discretionary (5.0%)
Cafe de Coral Holdings Ltd. (a)	146,000	463,957
Giordano International Ltd. (a)	766,000	769,799
Hongkong & Shanghai Hotels Ltd. (The) (a)	403,020	655,684
Texwinca Holdings Ltd. (a)	500,000	584,526
		2,473,966
Financials (3.2%)
AEON Credit Service (Asia) Co. Ltd.	100,000	110,114
Dah Sing Banking Group Ltd. (a)	227,200	334,805
Dah Sing Financial Holdings Ltd. (a)	183,338	964,003
Public Financial Holdings Ltd. (a)	310,000	157,995
		1,566,917
Industrials (2.3%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	26,000	375,213
Pacific Basin Shipping Ltd. (a)	1,382,000	790,565
		1,165,778
Telecommunication Services (0.8%)
Asia Satellite Telecommunications Holdings Ltd.	99,000	$389,104
		5,595,765
INDIA (8.4%)
Consumer Staples (0.9%)
Godrej Consumer Products Ltd.	28,687	439,796
Health Care (1.3%)
Piramal Enterprises Ltd. (a)	11,400	118,363
Sanofi India Ltd.	10,850	508,717
		627,080
Industrials (1.2%)
Container Corp. of India	27,972	584,102
Information Technology (2.2%)
CMC Ltd.	20,410	501,149
Mphasis Ltd.	83,950	580,443
		1,081,592
Materials (2.5%)
Castrol (India) Ltd.	71,500	437,560
Kansai Nerolac Paints Ltd.	20,777	460,815
Madras Cements Ltd. (a)	78,511	362,100
		1,260,475
Utilities (0.3%)
Gujarat Gas Co. Ltd.	34,670	158,372
		4,151,417
INDONESIA (5.8%)
Consumer Staples (1.5%)
Multi Bintang Indonesia Tbk PT	7,000	764,978
Financials (1.4%)
Bank OCBC NISP Tbk PT*	1,569,311	234,045
Bank Permata Tbk PT* (a)	2,536,045	443,626
		677,671
Industrials (1.1%)
AKR Corporindo Tbk PT (a)	1,015,000	538,300
Materials (1.8%)
Holcim Indonesia Tbk PT (a)	1,870,500	702,957
Vale Indonesia Tbk PT (a)	640,500	188,523
		891,480
		2,872,429
MALAYSIA (16.4%)
Consumer Discretionary (6.0%)
Aeon Co. (M) Bhd	284,500	1,355,875
Oriental Holdings Bhd	289,700	931,230
Panasonic Manufacturing Malaysia Bhd	35,600	261,398
Shangri-La Hotels Malaysia Bhd (a)	263,500	440,658
		2,989,161

See accompanying notes to financial statements.

Semi-Annual Report 2013

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
Consumer Staples (3.5%)
Carlsberg Brewery Malaysia Bhd, Class B	2,800	$13,749
Fraser & Neave Holdings Bhd	25,100	150,476
Guinness Anchor Bhd	49,300	299,122
United Malacca Bhd	196,500	471,471
United Plantations Bhd	88,600	812,470
		1,747,288
Financials (4.1%)
Alliance Financial Group Bhd	461,500	676,513
Bursa Malaysia Bhd (a)	200,000	470,302
SP Setia Bhd	550,000	620,049
YNH Property Bhd	420,000	255,382
		2,022,246
Industrials (1.1%)
POS Malaysia Bhd (a)	387,000	553,643
Materials (1.7%)
Batu Kawan BHD	20,500	122,764
Lafarge Malayan Cement Bhd	69,900	227,908
Tasek Corp. Bhd	90,000	459,096
		809,768
		8,122,106
NETHERLANDS (2.8%)
Information Technology (2.8%)
ASM International NV (a)	42,300	1,412,973
PHILIPPINES (3.0%)
Consumer Discretionary (0.5%)
Jollibee Foods Corp. (a)	85,820	268,083
Financials (0.6%)
Cebu Holdings, Inc.	1,861,000	285,751
Industrials (0.3%)
Asian Terminals, Inc.	435,200	138,511
Utilities (1.6%)
Manila Water Co., Inc.	822,400	798,224
		1,490,569
REPUBLIC OF SOUTH KOREA (6.9%)
Consumer Discretionary (2.3%)
Shinsegae Co. Ltd. (a)	5,280	1,135,255
Financials (4.6%)
BS Financial Group, Inc. (a)	87,570	1,154,693
DGB Financial Group, Inc. (a)	81,070	1,134,973
		2,289,666
		3,424,921
SINGAPORE (16.9%)
Consumer Staples (1.1%)
Petra Foods Ltd. (a)	166,000	549,632
Financials (6.5%)
Ascendas Hospitality Trust, REIT (a)	310,000	$256,572
Bukit Sembawang Estates Ltd. (a)	200,000	1,159,868
CDL Hospitality Trusts, REIT (a)	279,000	454,071
Far East Hospitality Trust, REIT	520,000	477,064
Hong Leong Finance Ltd. (a)	85,000	191,997
Wheelock Properties (Singapore) Ltd.* (a)	447,000	712,268
		3,251,840
Health Care (2.2%)
Eu Yan Sang International Ltd.	610,000	316,960
Raffles Medical Group Ltd. (a)	275,000	763,604
		1,080,564
Industrials (5.2%)
ComfortDelGro Corp. Ltd. (a)	456,000	735,743
SATS Ltd. (a)	200,000	511,338
SBS Transit Ltd. (a)	9,500	11,412
Singapore Post Ltd. (a)	446,000	467,388
Straits Trading Co. Ltd.	210,500	664,809
Yoma Strategic Holdings Ltd.* (a)	293,000	193,096
		2,583,786
Information Technology (1.9%)
Venture Corp. Ltd. (a)	141,000	952,393
		8,418,215
SRI LANKA (2.4%)
Energy (0.5%)
Chevron Lubricants Lanka PLC	119,600	235,897
Financials (0.3%)
Commercial Bank of Ceylon PLC (a)	193,949	175,971
Industrials (1.6%)
Aitken Spence & Co. PLC	425,000	409,073
John Keells Holdings PLC (a)	194,500	384,138
		793,211
		1,205,079
THAILAND (9.6%)
Consumer Discretionary (2.3%)
BEC World PCL, Foreign Shares (a)	240,000	548,389
Minor International PCL, Foreign Shares (a)	712,000	597,659
		1,146,048
Consumer Staples (1.6%)
Big C Supercenter PCL, Foreign Shares (a)	21,500	169,435
Siam Makro PCL, Foreign Shares (a)	24,000	617,926
		787,361
Financials (2.2%)
Central Pattana PCL, Foreign Shares (a)	57,900	197,176
Tisco Financial Group PCL, Foreign Shares (a)	495,000	928,387
		1,125,563

See accompanying notes to financial statements.

2013 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2013 (Unaudited)

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
Health Care (0.7%)
Bumrungrad Hospital PCL, Foreign Shares (a)	125,500	$352,133
Information Technology (1.3%)
Hana Microelectronics PCL, Foreign Shares (a)	753,000	635,908
Materials (1.5%)
Siam City Cement PCL, Foreign Shares (a)	43,800	728,885
		4,775,898
UNITED KINGDOM (3.6%)
Consumer Discretionary (2.8%)
Millennium & Copthorne Hotels PLC (a)	158,418	1,393,909
Consumer Staples (0.8%)
MP Evans Group PLC (a)	49,675	391,214
		1,785,123
Total Common Stocks		47,033,869
RIGHTS (0.1%)
THAILAND (0.1%)
Financials (0.1%)
Tisco Financial Group PCL* (a)	49,500	52,283
Total Rights		52,283
REPURCHASE AGREEMENT (5.5%)
UNITED STATES (5.5%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, repurchase price $2,727,003, collateralized by U.S. Treasury Note, maturing 02/28/2018; total market value of $2,785,738	$2,727,000	2,727,000
Total Repurchase Agreement		2,727,000
Total Investments (Cost $42,674,473) (c)—100.9%		50,089,672

Liabilities in excess of other assets—(0.9)%		(435,145)
Net Assets—100.0%		$49,654,527

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	Not a Registered Investment Company under the 1940 Act.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Semi-Annual Report 2013

Aberdeen China Opportunities Fund (Unaudited)

The Aberdeen China Opportunities Fund (Class A shares at net asset value net of fees) returned 6.77% for the six-month period ended April 30 2013, versus the 5.56% return of its benchmark, the MSCI Zhong Hua Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of China Region Funds (consisting of 95 funds) was 8.55% for the period.

The MSCI Zhong Hua Index rose over the reporting period, but underperformed the broader MSCI All Country Asia Pacific ex Japan Index. Investor optimism over the resilience of China’s economy lifted the stock market, while Beijing’s urbanization push also cheered investors. Data on the economic front were largely positive, though signs of a slowdown were present. China’s first-quarter 2013 gross domestic product (GDP) grew by a softer-than-expected 7.7% from a year earlier in the first quarter of 2013, as early momentum, driven by infrastructure spending and real estate activity, waned. Although the manufacturing sector returned to growth, the improvements were largely a result of loose monetary policy and a ramp-up in infrastructure spending, particularly in rail and highway construction. In view of the data trend, the Chinese government maintained its GDP growth target at 7.5% for the full year of 2013 and raised its budget deficit forecast in view of tax cuts and measures aimed at supporting consumption and narrowing the wealth gap. But towards the end of the period, gains were pared by investor anxieties over increased monetary tightening measures for the property sector in both China and Hong Kong. Concerns surrounding shadow banking (unregulated activities by regulated institutions), and the Chinese government’s tougher stance towards it, also weighed on the stock market. In turn, Fitch1 lowered the sovereign credit rating on China’s local currency long-term debt, warning of risks from rapid credit expansion. On the political front, the Chinese Communist party unveiled new leadership headed by Xi Jinping. The transition stoked investor hopes of economic reforms, though we feel that it is too early to talk of substantive policy changes.

The main contributors to the Fund’s relative performance among individual holdings for the semiannual period included Dah Sing Banking Group, textile maker Texwinca Holdings, and Hongkong & Shanghai Hotels. Dah Sing Banking’s stock price rose on the back of strong full-year 2012 net profits. Shares of Texwinca Holdings gained as China’s cotton prices appeared to stabilize, while sentiment towards cyclical exports improved on the back of a more positive macroeconomic outlook. Hongkong & Shanghai Hotels benefited from the overall increase in tourism in China during the period.

The top individual stock detractors from Fund performance included retailer Li & Fung and ASM Pacific Technology. Li & Fung posted poor full-year 2012 results due to restructuring efforts in the U.S. However, management noted that it is making efforts to turn around its distribution business in that market. ASM Pacific’s share price fell on the back of weak results for its 2012 fiscal year, as revenues fell amid the challenging global market backdrop. However, we feel that the company maintains a robust balance sheet. Finally, the lack of exposure to Sands China also hindered Fund performance, as the Macau casino operator’s share price climbed on the back of solid fourth-quarter 2012 profits.

During the period, we initiated a position in Hong Kong Exchanges and Clearing via a primary share placement that we believed was at an attractive discount to its market price. We also initiated a position in Yum! Brands, the owner of global brands such as KFC and Pizza Hut. The company’s China business has grown rapidly, backed by, in our view, good management as well as a robust operational process. Conversely, we exited Sun Hung Kai Properties following a rebound in its share price.

At the end of the reporting period, among the Fund’s largest absolute stock weightings included Jardine Strategic Holdings, AIA Group, and Swire Pacific. Singapore-listed Jardine Strategic is a Hong Kong-based conglomerate with interests mainly in greater China and some parts of Southeast Asia. Hong Kong-listed Swire Pacific, another conglomerate, has been increasing exposure to China through its aviation, industrial and real estate businesses. AIA Group is a market-leading Pan-Asian life insurance company that in our view has good growth prospects in the region.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in China and Hong Kong subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2013 Semi-Annual Report

[1]	Fitch is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2013)		Six Months†	1 Yr.		5 Yr.	Inception[2]
Class A	w/o SC	6.77%	4.32%		1.84%	14.92%
	w/SC3	0.62%	(1.67%	)	0.64%	14.15%
Class C	w/o SC	6.39%	3.57%		1.11%	14.08%
	w/SC4	5.39%	2.57%		1.11%	14.08%
Class R5	w/o SC	6.64%	4.01%		1.59%	14.60%
Institutional Service Class[5]	w/o SC	6.90%	4.60%		2.12%	15.20%
Institutional Class[5]	w/o SC	6.89%	4.65%		2.09%	15.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% (CDSC) was deducted from the six months and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

Semi-Annual Report 2013

Aberdeen China Opportunities Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Zhong Hua Index is a free float-adjusted, market capitalization-weighted index that is an aggregate of one third of the MSCI Hong Kong Index and two thirds of the MSCI China Free Index. The MSCI Hong Kong Index is designed to measure the performance of the large and mid cap segments of the Hong Kong market. The MSCI China Free Index captures large and mid capitalization across China H shares, B shares, Red chips, and P chips.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Asset Allocation
Common Stocks	98.4%
Repurchase Agreement	0.6%
Other assets in excess of liabilities	1.0%
100.0%

Top Sectors
Financials	36.4%
Industrials	16.1%
Consumer Discretionary	15.8%
Energy	8.6%
Consumer Staples	6.0%
Materials	5.8%
Telecommunication Services	5.8%
Information Technology	3.9%
Other	1.6%
100.0%

Top Holdings*
Jardine Strategic Holdings Ltd.	7.7%
AIA Group Ltd.	5.5%
Swire Pacific Ltd., Class B	5.1%
MTR Corp. Ltd.	4.8%
HSBC Holdings PLC	4.6%
China Mobile Ltd.	4.4%
CNOOC Ltd.	4.0%
Standard Chartered PLC (HK Listing)	4.0%
PetroChina Co. Ltd., H Shares	4.0%
ASM Pacific Technology Ltd.	3.9%
Other	52.0%
100.0%

Top Countries
Hong Kong	71.2%
China	25.5%
United States	2.3%
Other	1.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2013 Semi-Annual Report

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.4%)
CHINA (25.5%)
Consumer Discretionary (0.5%)
Charm Communications, Inc., ADR	44,470	$199,670
Consumer Staples (2.9%)
China Resources Enterprise Ltd. (a)	348,000	1,194,732
Energy (8.6%)
CNOOC Ltd. (a)	891,000	1,664,294
Green Dragon Gas Ltd.*	58,000	176,360
Greka Drilling Ltd.*	225,000	85,628
PetroChina Co. Ltd., H Shares (a)	1,282,000	1,634,074
		3,560,356
Financials (3.8%)
China Merchants Bank Co. Ltd., A Shares (a)(b)	415,000	820,978
Yanlord Land Group Ltd.* (a)	635,000	729,431
		1,550,409
Materials (5.3%)
Baoshan Iron & Steel Co. Ltd., A Shares (a)(b)	1,040,000	810,275
Huaxin Cement Co. Ltd., B Shares	345,000	594,780
Yingde Gases Group Co. Ltd. (a)	829,000	799,430
		2,204,485
Telecommunication Services (4.4%)
China Mobile Ltd. (a)	166,500	1,832,347
		10,541,999
HONG KONG (71.2%)
Consumer Discretionary (13.6%)
AEON Stores (Hong Kong) Co. Ltd.	311,000	697,332
Giordano International Ltd. (a)	1,022,000	1,027,068
Hongkong & Shanghai Hotels Ltd. (The) (a)	691,757	1,125,438
Li & Fung Ltd. (a)	790,380	1,023,758
Samsonite International SA (a)	456,800	1,125,394
Texwinca Holdings Ltd. (a)	538,000	628,950
		5,627,940
Consumer Staples (3.1%)
Convenience Retail Asia Ltd.	502,000	354,498
Dairy Farm International Holdings Ltd.	77,400	928,800
		1,283,298
Financials (32.6%)
AIA Group Ltd. (a)	508,000	2,259,816
Dah Sing Banking Group Ltd. (a)	459,440	677,038
Hang Lung Group Ltd. (a)	230,000	1,357,759
Hang Lung Properties Ltd. (a)	142,000	551,073
Hong Kong Exchanges and Clearing Ltd. (a)	35,000	589,842
HSBC Holdings PLC (a)	173,951	1,903,784
Standard Chartered PLC (HK Listing) (a)	64,508	1,635,700
Swire Pacific Ltd., Class A (a)	28,000	356,305
Swire Pacific Ltd., Class B (a)	865,000	2,109,312
Swire Properties Ltd. (a)	270,400	956,299
Wing Hang Bank Ltd. (a)	103,362	1,088,614
		13,485,542
Industrials (16.1%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	52,400	$756,200
Jardine Strategic Holdings Ltd. (a)	82,000	3,202,045
MTR Corp. Ltd. (a)	479,844	1,980,720
Pacific Basin Shipping Ltd. (a)	1,273,000	728,212
		6,667,177
Information Technology (3.9%)
ASM Pacific Technology Ltd. (a)	155,500	1,604,676
Materials (0.5%)
Hung Hing Printing Group Ltd. (a)	1,288,000	212,398
Telecommunication Services (1.4%)
Asia Satellite Telecommunications Holdings Ltd.	141,000	554,178
		29,435,209
UNITED STATES (1.7%)
Consumer Discretionary (1.7%)
Yum! Brands, Inc.	10,000	681,200
Total Common Stocks		40,658,408
REPURCHASE AGREEMENT (0.6%)
UNITED STATES (0.6%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, repurchase price $259,000 collateralized by U.S. Treasury Note, maturing 02/28/2018; total market value of $266,988	$259,000	259,000
Total Repurchase Agreement		259,000
Total Investments (Cost $35,095,484) (c)—99.0%		40,917,408

Other assets in excess of liabilities—1.0%		416,795
Net Assets—100.0%		$41,334,203

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	China A shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Semi-Annual Report 2013

Aberdeen Emerging Markets Fund (Unaudited)

The Aberdeen Emerging Markets Fund (Class A shares at net asset value net of fees) returned 8.16% for the six-month period ended April 30, 2013, versus the 5.40% return of its benchmark, the MSCI Emerging Markets Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Funds (consisting of 590 funds) was 7.25% for the period.

Emerging stock markets rose over the reporting period, buoyed by an influx of liquidity resulting from major central banks’ collective easing in an attempt to bolster the global economy. Early investor hopes of a resolution to the U.S. government budget impasse also supported markets. However, the rally subsequently faltered as investors fretted over the impact of scheduled budget cuts on the economy. Decelerating growth across the developing world added to investor uncertainty. Continued monetary policy tightening in China also raised investor fears that the economy will slow further, while the European Central Bank’s bailout of Cypriot banks reignited fears over Europe’s debt woes.

At the stock level, our holdings in Mexico were among the top contributors to the Fund’s relative return for the semiannual period. Lender Banorte continued to perform on the back of double-digit deposit and loan growth, and FEMSA’s core Coca-Cola bottling business and convenience store subsidiary both performed well. Brazilian fuels and chemicals company Ultrapar produced strong results again in the fourth quarter of 2012 as revenues beat investor expectations and margins expanded at its Ipiranga fuel distribution business.

The main laggards at the stock level were Indonesian conglomerate Astra International, Hungarian pharmaceutical firm Gedeon Richter and Indian motorcycle manufacturer Hero MotoCorp. Astra’s share price fell as it posted, in our view, lackluster results for the first quarter of 2013, dragged down by its heavy equipment and mining divisions as well as softer crude palm oil prices. Gedeon Richter was hurt by subdued earnings and domestic economic concerns. Hero’s third-quarter 2013 results generally did not meet the market’s expectations amid increased competition, elevated costs and falling profit margins. Nevertheless, the motorcycle maker achieved higher selling prices and healthy sales.

We established two new positions and sold one during the reporting period. We initiated a position in Magnit, a leading Russian grocery chain with, in our view, a good growth track record and an extensive distribution network. We also added a holding in ITC, India’s dominant cigarette maker with interests in paper and packaging, hotels and agribusiness. We feel that the company, which is also an associate of British American Tobacco, has a robust balance sheet and strong cash flow. Against this, we exited the Fund’s small position in Korean department store operator Shinsegae, as we believe that there are better opportunities elsewhere.

Among the Fund’s largest individual stock holdings at the end of the reporting period were Samsung Electronics, Taiwan Semiconductor Manufacturing Co. (TSMC), and China Mobile. Samsung Electronics is a leading Korean semiconductor company and also a major player in mobile phones and TFT-LCDs. We believe that it has a strong competitive position across each of its three segments. TSMC is the world’s largest dedicated semiconductor foundry which provides wafer manufacturing, wafer probing, assembly and testing, mask production and design services. China Mobile is the largest mobile telecom operator in what we view as an under penetrated domestic environment. The company continues to gain market share through new subscribers, despite increasing competition after sector restructuring. We also feel that its balance sheet is also strong with a net cash position.

Portfolio Management:

Aberdeen Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stock of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2013 Semi-Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2013)		Six Months†	1 Yr.	5 Yr.	Inception[2]
Class A3	w/o SC	8.16%	11.59%	8.60%	10.46%
	w/SC4	1.91%	5.15%	7.33%	9.37%
Class C3	w/o SC	7.85%	10.89%	8.47%	10.35%
	w/SC5	6.85%	9.89%	8.47%	10.35%
Class R3,6	w/o SC	8.07%	11.34%	8.56%	10.42%
Institutional Service Class[6,7]	w/o SC	8.24%	11.66%	8.55%	10.42%
Institutional Class[6]	w/o SC	8.37%	11.94%	8.67%	10.52%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to November 24, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 11, 2007.
3	Returns before the first offering of Class A, Class C and Class R (May 21, 2012) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what Class A, Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class A, C and R shares would only differ to the extent of the differences in expenses of the classes.
4	A 5.75% front-end sales charge was deducted.
5	A 1.00% CDSC was deducted from the six months and one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.
7	Returns before the first offering of the Institutional Service Class (November 24, 2009) are based on the previous performance of the Institutional Class. This performance is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Semi-Annual Report 2013

Aberdeen Emerging Markets Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 21 Emerging Markets countries including: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Asset Allocation
Common Stocks	86.3%
Preferred Stocks	10.9%
Repurchase Agreement	3.1%
Liabilities in excess of other assets	(0.3%	)
	100.0%

Top Sectors
Financials	34.5%
Energy	15.5%
Consumer Staples	14.1%
Information Technology	10.1%
Materials	8.1%
Consumer Discretionary	7.1%
Telecommunication Services	4.8%
Health Care	2.0%
Industrials	1.0%
Other	2.8%
100.0%
Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	4.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.7%
China Mobile Ltd.	3.6%
Petroleo Brasileiro SA, ADR, Preferred Shares	3.2%
Lukoil OAO, ADR	3.0%
Banco Bradesco SA, ADR, Preferred Shares	3.0%
PetroChina Co. Ltd., H Shares	2.9%
Fomento Economico Mexicano SAB de CV, ADR	2.9%
Astra International Tbk PT	2.8%
Vale SA, ADR	2.8%
Other	68.0%
100.0%

Top Countries
Brazil	16.3%
India	12.5%
Hong Kong	7.5%
Mexico	7.2%
China	6.5%
South Africa	6.3%
Turkey	5.6%
Republic of South Korea	5.1%
Thailand	5.0%
Taiwan	4.9%
Other	23.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2013 Semi-Annual Report

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (86.3%)
BRAZIL (9.5%)
Consumer Discretionary (0.9%)
Lojas Renner SA	2,796,710	$106,179,229
Consumer Staples (1.5%)
Souza Cruz SA	11,110,988	170,600,800
Energy (2.9%)
Petroleo Brasileiro SA, ADR	975,000	18,671,250
Ultrapar Participacoes SA	12,095,000	321,666,850
		340,338,100
Financials (1.4%)
Banco Bradesco SA	3,229,600	55,286,168
Multiplan Empreendimentos Imobiliarios SA	3,782,629	107,972,481
		163,258,649
Materials (2.8%)
Vale SA, ADR	18,992,037	324,573,912
		1,104,950,690
CHILE (1.4%)
Financials (1.4%)
Banco Santander Chile, ADR	5,989,255	159,553,753
CHINA (6.5%)
Energy (2.9%)
PetroChina Co. Ltd., H Shares (a)	266,226,200	339,339,524
Telecommunication Services (3.6%)
China Mobile Ltd. (a)	37,990,600	418,089,805
		757,429,329
HONG KONG (7.5%)
Financials (7.5%)
AIA Group Ltd. (a)	61,399,000	273,130,791
Hang Lung Group Ltd. (a)	23,049,000	136,065,187
Hang Lung Properties Ltd. (a)	36,882,000	143,131,385
Swire Pacific Ltd., Class A (a)	18,351,000	233,519,859
Swire Pacific Ltd., Class B (a)	15,945,000	38,882,053
Swire Properties Ltd. (a)	13,957,100	49,360,789
		874,090,064
HUNGARY (1.0%)
Consumer Discretionary (0.0%)
Danubius Hotel and Spa PLC*	2,039	29,967
Health Care (1.0%)
Richter Gedeon Nyrt. (a)	713,527	105,916,639
Richter Gedeon Nyrt., GDR (a)(b)	41,000	5,997,854
		111,914,493
		111,944,460
INDIA (12.5%)
Consumer Discretionary (1.2%)
Hero Motocorp Ltd. (a)	4,527,815	$138,151,238
Consumer Staples (2.6%)
Hindustan Unilever Ltd.	17,162,443	185,641,089
ITC Ltd. (a)	19,961,000	121,488,907
		307,129,996
Financials (3.5%)
Housing Development Finance Corp. Ltd. (a)	18,999,000	299,208,859
ICICI Bank Ltd. (a)	4,641,900	100,486,156
ICICI Bank Ltd., ADR	32,100	1,502,922
		401,197,937
Health Care (1.0%)
GlaxoSmithKline Pharmaceuticals Ltd. (a)	2,713,919	113,809,927
Information Technology (2.3%)
Infosys Ltd. (a)	6,572,515	271,819,383
Infosys Ltd., ADR	31,000	1,293,940
		273,113,323
Materials (1.9%)
Grasim Industries Ltd. (a)	846,892	46,101,414
Grasim Industries Ltd., GDR (b)	13,359	728,600
UltraTech Cement Ltd. (a)	4,743,118	168,343,422
UltraTech Cement Ltd., GDR (b)	13,918	492,279
		215,665,715
		1,449,068,136
INDONESIA (2.8%)
Consumer Discretionary (2.8%)
Astra International Tbk PT (a)	431,994,000	326,866,828
ITALY (2.4%)
Energy (2.4%)
Tenaris SA, ADR	6,289,000	279,797,610
MALAYSIA (2.0%)
Financials (2.0%)
CIMB Group Holdings Bhd (a)	43,869,600	111,681,086
Public Bank Bhd (Foreign Mkt)	22,182,200	119,714,618
		231,395,704
MEXICO (7.2%)
Consumer Discretionary (0.0%)
Consorcio ARA SAB de CV*	3,467,000	1,142,123
Consumer Staples (3.5%)
Fomento Economico Mexicano SAB de CV, ADR	2,967,501	336,484,938
Organizacion Soriana SAB de CV, Class B	15,206,779	62,619,022
		399,103,960

See accompanying notes to financial statements.

Semi-Annual Report 2013

Statement of Investments (concluded)

April 30, 2013 (Unaudited)

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
Financials (2.7%)
Grupo Financiero Banorte SAB de CV	42,126,895	$317,453,110
Industrials (1.0%)
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	948,022	117,659,010
		835,358,203
PHILIPPINES (2.8%)
Financials (2.8%)
Ayala Corp. (a)	3,098,000	48,292,527
Ayala Land, Inc. (a)	195,247,800	154,195,698
Bank of Philippine Islands (a)	51,212,406	127,896,871
		330,385,096
POLAND (1.7%)
Financials (1.7%)
Bank Pekao SA (a)	4,136,062	198,427,541
REPUBLIC OF SOUTH KOREA (1.0%)
Consumer Staples (1.0%)
E-Mart Co. Ltd. (a)	591,019	115,454,604
RUSSIA (3.8%)
Consumer Staples (0.8%)
Magnit OJSC, GDR (a)(b)	1,926,622	98,372,184
Energy (3.0%)
Lukoil OAO, ADR	5,465,000	347,847,250
		446,219,434
SOUTH AFRICA (6.3%)
Consumer Discretionary (2.2%)
Truworths International Ltd.	25,799,395	256,427,040
Consumer Staples (3.2%)
Massmart Holdings Ltd.	6,824,728	141,460,902
SABMiller PLC (a)	4,231,100	228,550,994
		370,011,896
Materials (0.9%)
BHP Billiton PLC (a)	3,731,549	104,515,649
		730,954,585
TAIWAN (4.9%)
Information Technology (3.7%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	115,726,117	429,509,511
Telecommunication Services (1.2%)
Taiwan Mobile Co. Ltd. (a)	37,660,255	137,243,686
		566,753,197
THAILAND (5.0%)
Energy (1.1%)
PTT Exploration & Production PCL, Foreign Shares (a)	24,674,000	129,793,923
Financials (2.0%)
Siam Commercial Bank PCL, Foreign Shares (a)	36,804,500	$233,649,778
Materials (1.9%)
Siam Cement PCL, Foreign Shares (a)	9,644,800	162,699,212
Siam Cement PCL, NVDR (a)	3,583,300	58,429,191
		221,128,403
		584,572,104
TURKEY (5.6%)
Consumer Staples (1.5%)
BIM Birlesik Magazalar A.S. (a)	3,306,544	169,868,019
Financials (4.1%)
Akbank T.A.S. (a)	53,989,946	284,282,340
Turkiye Garanti Bankasi A.S. (a)	35,213,599	194,833,902
		479,116,242
		648,984,261
UNITED KINGDOM (2.4%)
Financials (2.4%)
Standard Chartered PLC (a)	11,192,934	281,697,028
Total Common Stocks		10,033,902,627
PREFERRED STOCKS (10.9%)
BRAZIL (6.8%)
Energy (3.2%)
Petroleo Brasileiro SA, ADR, Preferred Shares	18,855,900	376,552,323
Financials (3.0%)
Banco Bradesco SA, ADR, Preferred Shares	20,947,586	347,520,451
Materials (0.6%)
Vale SA, ADR, Preferred Shares	3,855,469	62,689,926
		786,762,700
REPUBLIC OF SOUTH KOREA (4.1%)
Information Technology (4.1%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	605,291	479,648,159
Total Preferred Stocks		1,266,410,859

See accompanying notes to financial statements.

2013 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2013 (Unaudited)

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (3.1%)
UNITED STATES (3.1%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, repurchase price $364,346,405, collateralized by U.S. Treasury Notes, maturing 11/30/2013-10/31/2018; total market value of $371,637,144	$364,346,000	$364,346,000
Total Repurchase Agreement		364,346,000
Total Investments (Cost $9,701,620,936) (c)—100.3%		11,664,659,486

Liabilities in excess of other assets—(0.3)%		(37,273,821)
Net Assets—100.0%		$11,627,385,665

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt

See accompanying notes to financial statements.

Semi-Annual Report 2013

Aberdeen Equity Long-Short Fund (Unaudited)

The Aberdeen Equity Long-Short Fund (Class A shares at net asset value net of fees) returned 5.49% for the six-month period ended April 30, 2013, versus 0.04% for its benchmark, the Citigroup 3-Month Treasury Bill Index, and 14.42% for the broader-market Standard & Poor’s (S&P) 500 Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Long/Short Equity Funds (consisting of 183 funds) was 6.53% for the period.

Major North American equity market indices posted sharp gains during the review period amid the release of generally positive U.S. economic data reports and with the support of continued accommodative monetary policy. In the first half of the period, investors appeared to react mainly to the ebb and flow of the latest developments in the U.S. “fiscal cliff” negotiations. Congress finally came to a compromise after the New Year’s Day 2013 deadline, focusing on taxation of the wealthy and the decision to delay spending cuts for two months. However, the mandate for decreases in the U.S. federal budget under “sequestration” took effect on March 1, 2013, triggering $85 billion in automatic spending cuts. On the economic front, the U.S. unemployment rate declined modestly during the review period, although we feel that job gains remain below the level needed to support steady economic growth over the long term. Gross domestic product (GDP) growth, while improving somewhat, generally has remained below its historical levels. On a more upbeat note, the U.S. housing market appears to be in recovery mode, with healthy year-over-year price gains during the reporting period and inventory declining sharply. The Federal Reserve maintained its accommodating monetary policy stance over the period. However, the minutes of the most recent Federal Open Market Committee (FOMC) meeting held in March suggested that the members favored slowing the central bank’s government bond-buying program later in 2013 – and possibly ending it by the end of the year – if the employment situation continues to improve.

The Fund’s long positions enhanced its absolute return during a period of generally rising stock prices, particularly within the healthcare, financials, industrials and consumer staples sectors. The top contributors among individual holdings were two long positions in the healthcare sector – drug development services company Covance and pharmaceutical firm Pfizer – as well as the long holding in freight railroad operator Kansas City Southern.

Covance reported sharply higher revenue and earnings per share (EPS) for the fourth quarter of 2012 relative to the same period a year earlier, benefiting largely from strength in its clinical development and central labs units. Pfizer recorded generally positive results during the semiannual period attributable in part to positive trials in its product pipeline. Additionally, Pfizer’s shares rose following the announcement of the impending spin-off of its animal health business, Zoetis. Kansas City Southern has continued to benefit from pricing strength and strong cross-border rail traffic to and from Mexico.

Shares of many of the Fund’s short positions rose amid the upturn in the global equity markets over the reporting period, hindering Fund performance. The primary individual stock detractors included short exposures to packaged foods maker Campbell Soup Co., transportation and logistics company Con-way, and medical devices maker Boston Scientific Corp.

Campbell Soup’s stock price moved higher, along with those of its peers, over the semiannual period on the overall strong performance of the consumer staples sector despite, in our view, somewhat more lackluster results from its own business. Shares of Con-way also rose amid generally strong transportation company performance during the reporting period. Finally, while Boston Scientific saw year-over-year EPS growth for the fourth quarter of 2012, the company continues to take charges for restructuring and acquisitions.

During the period, the most notable changes to the Fund included an increase and subsequent decline in the Fund’s net long exposure to financial services, as well as a net increase in the weighting in the healthcare sector. Additionally, the Fund’s exposure to consumer staples companies declined. Within financial services, we reduced several short positions and initiated a holding in Jones Lang LaSalle, a global real estate brokerage and investment manager, and added to several long holdings. We exited the positions in institutional investment services provider State Street Corp. and diversified financial services company JPMorgan Chase & Co. toward the end of the period. We expanded the Fund’s exposure to the healthcare sector by establishing a new long position in Covance, a contract research organization, and increased existing holdings in pharmaceutical firms Pfizer and Johnson & Johnson. In our opinion, the latter two companies have displayed evidence of improving quality and maintain the financial strength needed to pay significant dividends to shareholders. We sought to decrease the Fund’s exposure to the consumer staples sector over the reporting period as we took a new short position in a food distributor and reduced numerous long holdings. The Fund’s exposure to technology declined slightly, but new short positions in two software and service companies, as well as the exit of the long position in Apple, were offset by additions to a number of long holdings.

At the end of the reporting period, the Fund’s net exposure1 was approximately 47% of net assets, with a gross exposure2 of roughly 115%. Over the past few quarters, the Fund’s exposures to the healthcare, financial and consumer staples sectors have increased. We are beginning to see what we believe are more interesting opportunities in other sectors, but intend to exercise caution about rapidly increasing the Fund’s exposure to businesses which, in our view, are the most susceptible to economic growth. The largest absolute stock holdings within the long segment of the Fund were Pfizer and packaged foods maker Kraft Foods Group.

In our view, Pfizer has stable operating characteristics and a solid dividend yield, as well as a supportive valuation. Additionally, we believe the company may benefit from improving opportunities in its drug pipeline. We believe that Kraft Foods Group, the North American grocery company created by Kraft Foods’ spin-off into two companies in October 2012, is a stable business that also has room to improve its costs.

[1]	The Fund’s net exposure is the difference between the percentage of assets invested in long positions and the percentage of assets invested in short positions.
[2]	The Fund’s gross exposure is defined as the sum of the percentage of assets invested in long positions plus the percentage of assets invested in short positions.

2013 Semi-Annual Report

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

Among the most significant short positions included industrial products and equipment manufacturer Illinois Tool Works and Campbell Soup Co. Illinois Tool Works has a portfolio of products which are both economically sensitive and less differentiated. Consequently, we feel that over time the company will find not only that it is difficult to return to the levels of profitability witnessed prior to weakness in residential and commercial construction, but also that margins will prove more volatile than those of peers with lower returns. In our opinion, the relatively warm early winter of 2012-2013 in the populous Mid-Atlantic and Northeast regions of the U.S. highlighted Campbell Soup Co.’s sensitivity to ready-to-eat soup sales, which have been lackluster for several years. Despite broadly rising food prices, we believe that competition remains strong and pricing power is weak.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Risk Considerations

There are special risks associated with selling securities short. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. The use of leverage will also increase market exposure and magnify risk.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2013

Aberdeen Equity Long-Short Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2013)		Six Months†		1 Yr.		5 Yr.		10 Yr.
Class A	w/o SC	5.49%		4.20%		0.96%		5.28%
	w/SC2	(0.58%	)	(1.81%	)	(0.23%	)	4.66%
Class C3	w/o SC	5.15%		3.59%		0.24%		4.51%
	w/SC4	4.15%		2.59%		0.24%		4.51%
Class R5,6	w/o SC	5.30%		3.69%		0.65%		4.96%
Institutional Service Class[6,7]	w/o SC	5.42%		4.24%		1.11%		5.45%
Institutional Class[6,8]	w/o SC	5.75%		4.66%		1.26%		5.53%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from June 22, 2003 to June 22, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns prior to June 22, 2003 reflect the performance of another predecessor fund (the “Second Predecessor Fund”), which was acquired by the Predecessor Fund. Please see footnotes for the relevant classes and consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the front-end sales charge.
4	A 1.00% CDSC was deducted from the six months and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Returns through June 22, 2003 are based on the previous performance of the Class B shares of the Second Predecessor Fund; and for the period from June 23, 2003 to February 26, 2004 (prior to the commencement of operations of the Class R shares) are based on the previous performance of the Class B shares of the Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.
6	Not subject to any sales charges.
7	Returns before the first offering of the Institutional Service Class (November 1, 2009) are based on the previous performance of the Institutional Class. This performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares have not been adjusted to reflect the expenses of the Institutional Service Class shares.
8	Returns through June 22, 2003 are based on the previous performance of the Second Predecessor Fund Class R shares and for the period from June 23, 2003 to June 28, 2004 (prior to the commencement of operations of the Institutional Class) are based on the previous performance of the Class A shares of the Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for Institutional Class shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.

2013 Semi-Annual Report

Aberdeen Equity Long-Short Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Equity Long-Short Fund, the S&P 500® Index, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2013. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues and measures monthly return equivalents of yield averages that are not marked to market.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Long Positions
Asset Allocation
Common Stocks	80.7%
Repurchase Agreement	19.4%
Liabilities in excess of other assets	(0.1%	)
	100.0%

Top Sectors
Health Care	13.0%
Information Technology	13.0%
Industrials	12.0%
Consumer Discretionary	11.9%
Consumer Staples	9.5%
Energy	7.7%
Financials	6.4%
Materials	4.7%
Utilities	2.5%
Other	19.3%
100.0%

Top Holdings*
Pfizer, Inc.	3.1%
Kraft Foods Group, Inc.	2.7%
Praxair, Inc.	2.5%
ITC Holdings Corp.	2.5%
Comcast Corp., Class A	2.4%
Chevron Corp.	2.4%
EMC Corp.	2.4%
Target Corp.	2.3%
Johnson & Johnson	2.2%
PepsiCo, Inc.	2.1%
Other	75.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2013

Portfolio Summary (as a percentage of net assets) (concluded)

April 30, 2013 (Unaudited)

Aberdeen Equity Long-Short Fund

Short Positions
Asset Allocation
Common Stocks	30.2%
Exchange Traded Funds	3.4%
Other assets in excess of liabilities	66.4%
100.0%

Top Sectors
Industrials	7.7%
Consumer Discretionary	5.4%
Information Technology	4.4%
Health Care	4.0%
Consumer Staples	3.4%
Energy	2.8%
Financials	2.5%
Other	69.8%
100.0%
Top Holdings
Northrop Grumman Corp.	2.4%
Campbell Soup Co.	2.2%
Illinois Tool Works, Inc.	1.9%
PACCAR, Inc.	1.9%
Patterson-UTI Energy, Inc.	1.7%
CA, Inc.	1.7%
Con-way, Inc.	1.6%
Leggett & Platt, Inc.	1.5%
Cardinal Health, Inc.	1.5%
Darden Restaurants, Inc.	1.5%
Other	82.1%
100.0%

2013 Semi-Annual Report

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS — LONG POSITIONS (80.7%)
Consumer Discretionary (11.9%)
Ascena Retail Group, Inc.*	527,000	$9,749,500
BorgWarner, Inc.*	121,500	9,497,655
Comcast Corp., Class A	363,200	15,000,160
Staples, Inc.	910,992	12,061,534
Starwood Hotels & Resorts Worldwide, Inc.	101,700	6,561,684
Target Corp.	200,100	14,119,056
TJX Cos., Inc.	127,400	6,213,298
		73,202,887
Consumer Staples (9.5%)
CVS Caremark Corp.	166,200	9,669,516
Kellogg Co.	150,000	9,756,000
Kraft Foods Group, Inc.	321,166	16,536,837
PepsiCo, Inc.	161,400	13,310,658
Philip Morris International, Inc.	95,700	9,147,963
		58,420,974
Energy (7.7%)
Apache Corp.	84,100	6,213,308
Chevron Corp.	120,900	14,751,009
EOG Resources, Inc.	49,200	5,961,072
National Oilwell Varco, Inc.	165,200	10,774,344
Schlumberger Ltd.	124,800	9,288,864
		46,988,597
Financials (6.4%)
Aflac, Inc.	145,800	7,937,352
Aspen Insurance Holdings Ltd.	247,700	9,459,663
IntercontinentalExchange, Inc.*	76,500	12,464,145
Jones Lang LaSalle, Inc.	96,000	9,505,920
		39,367,080
Health Care (13.0%)
Aetna, Inc.	192,400	11,051,456
Covance, Inc.*	157,700	11,758,112
Gilead Sciences, Inc.*	167,400	8,477,136
IPC The Hospitalist Co., Inc.*	150,000	6,843,000
Johnson & Johnson	159,000	13,551,570
Pfizer, Inc.	648,800	18,860,616
Waters Corp.*	99,300	9,175,320
		79,717,210
Industrials (12.0%)
BE Aerospace, Inc.*	101,400	6,361,836
Bombardier, Inc., Class B	2,334,000	9,195,960
Canadian National Railway Co.	99,500	9,749,010
Deere & Co.	84,700	7,563,710
Emerson Electric Co.	176,900	9,819,719
Kansas City Southern	59,323	6,470,360
Lockheed Martin Corp.	65,600	6,500,304
Precision Castparts Corp.	49,300	9,430,597
Wabtec Corp.	84,200	8,835,948
		73,927,444
Information Technology (13.0%)
Alliance Data Systems Corp.*	38,200	$6,561,614
Cisco Systems, Inc.	500,000	10,460,000
Cognizant Technology Solutions Corp., Class A*	117,400	7,607,520
EMC Corp.*	656,000	14,714,080
FEI Co.	92,300	5,896,124
Oracle Corp.	300,000	9,834,000
QUALCOMM, Inc.	138,097	8,509,537
Solera Holdings, Inc.	111,766	6,435,487
Visa, Inc., Class A	56,620	9,538,205
		79,556,567
Materials (4.7%)
Potash Corp. of Saskatchewan, Inc.	313,000	13,177,300
Praxair, Inc.	135,000	15,430,500
		28,607,800
Utilities (2.5%)
ITC Holdings Corp.	163,800	15,105,636
Total Common Stocks — Long Positions		494,894,195
REPURCHASE AGREEMENT (19.4%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, repurchase price $119,157,132 collateralized by U.S. Treasury Note, maturing 02/28/2018; total market value of $121,544,800	$119,157,000	119,157,000
Total Repurchase Agreement		119,157,000
Total Investments (Cost $530,393,932) (a)—100.1%		614,051,195

Liabilities in excess of other assets—(0.1)%		(902,578)
Net Assets—100.0%		$613,148,617

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Statement of Investments (concluded)

April 30, 2013 (Unaudited)

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS — SHORT POSITIONS (30.2%)
Consumer Discretionary (5.4%)
Apollo Group, Inc.*	366,200	$6,727,094
Bally Technologies, Inc.*	68,700	3,660,336
Darden Restaurants, Inc.	175,800	9,076,554
Leggett & Platt, Inc.	294,000	9,478,560
Lululemon Athletica, Inc.*	57,800	4,400,314
		33,342,858
Consumer Staples (3.4%)
Campbell Soup Co.	291,000	13,505,310
United Natural Foods, Inc.*	154,000	7,690,760
		21,196,070
Energy (2.8%)
Denbury Resources, Inc.*	366,000	6,547,740
Patterson-UTI Energy, Inc.	505,000	10,650,450
		17,198,190
Financials (2.5%)
Allstate Corp. (The)	144,100	7,098,366
Bank of America Corp.	657,100	8,088,901
		15,187,267
Health Care (4.0%)
Agilent Technologies, Inc.	147,800	6,124,832
Boston Scientific Corp.*	1,210,000	9,062,900
Cardinal Health, Inc.	208,800	9,233,136
		24,420,868
Industrials (7.7%)
Con-way, Inc.	282,600	9,551,880
Illinois Tool Works, Inc.	182,800	11,801,568
Northrop Grumman Corp.	193,000	14,617,820
PACCAR, Inc.	230,300	11,464,334
		47,435,602
Information Technology (4.4%)
Badger Meter, Inc.	83,000	3,625,440
CA, Inc.	383,500	10,342,995
FactSet Research Systems, Inc.	85,500	8,042,985
VeriFone Systems, Inc.*	220,000	4,725,600
		26,737,020
Total Common Stocks — Short Positions		185,517,875
EXCHANGE TRADED FUNDS — SHORT POSITIONS (3.4%)
Equity Funds (3.4%)
iShares Russell 2000 Value Index Fund	55,000	$4,611,200
Market Vectors Semiconductor ETF	127,000	4,705,350
SPDR S&P Regional Banking ETF	266,000	8,259,300
SPDR S&P Retail ETF	42,900	3,151,863
		20,727,713
Total Exchange Traded Funds — Short Positions		20,727,713
Total Securities Sold Short (Proceeds $169,977,182)—33.6%		$206,245,588

*	Non-income producing security.
ETF	Exchange-Traded Fund

See accompanying notes to financial statements.

2013 Semi-Annual Report

Aberdeen European Equity Fund (Unaudited)

The Aberdeen European Equity Fund (Class A shares at net asset value net of fees) returned 3.90% from the date of inception on March 25, 2013 through April 30, 2013, versus the 4.44% return of its benchmark, the FTSE World Europe Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of European Region Funds (consisting of 124 funds) was 3.67% for the period.

European equity markets rallied during the reporting period, as investor expectations that interest rates would fall outweighed initial investor concerns over lackluster economic data and the International Monetary Fund’s downgrade to its 2013 global growth forecast. (In early May 2013, the European Central Bank lowered its key refinancing rate to a record low of 0.50%, but the Bank of England kept its monetary policy unchanged.) Economic news was generally downbeat. Notably, Germany’s services sector contracted for the first time in five months, while business confidence fell by more than expected. Eurozone unemployment rose to a record high of 12.1% in March 2013. Italian president Giorgio Napolitano was elected to a second term in April 2013, but a coalition government was later formed with Enrico Letta as prime minister. Letta subsequently cancelled planned tax hikes worth up to €6 billion (roughly US$7.8 billion), breaking away from his predecessor’s policies.

Aberdeen’s equity investment process

Aberdeen’s investment approach is based on bottom-up company analysis. We believe that, given the inefficiency of markets, strong long-term returns are achieved by identifying good-quality stocks, buying them at reasonable prices and holding them for the long run. In our view, sound fundamentals drive stock prices over time. As a consequence of our rigorous selection criteria, we introduce new stocks infrequently, the result of which is reflected in our portfolios’ typically low annual turnover rates. Our research process relies primarily on gathering information from meetings with company management and public filings. We prepare written analysis after each management meeting in a standard Aberdeen format used by our regional teams worldwide. Investment in a new company is made only after our investment managers have met with management, written detailed research reports and thoroughly discussed the merits of the company in a team-based setting. We do not actively seek to overweight or underweight companies in a benchmark index. Instead, we focus on each investment on its own merit. We will not own a stock due solely to its sizeable position in an index.

After the Fund was launched on March 25, 2013, the Aberdeen Pan European Equity team began to position the Fund in accordance with Aberdeen’s investment process.

Outlook and Fund positioning

With initial gross domestic product (GDP) estimates showing the Eurozone contracting for a sixth consecutive quarter in the first three months of 2013, we believe that the argument for continued austerity is gradually losing momentum. However, we feel it may be too soon to expect a policy reversal given still high public debt levels across much of the region. In our view, Fitch’s1 upgrade of Greece’s credit rating due to its improving finances also supports the view that belt-tightening measures are beginning to bear fruit, even if structural economic problems persist and recovery remains in doubt. Nevertheless, we believe that flush liquidity conditions are likely to continue supporting asset prices.

At the end of the reporting period, among the Fund’s largest absolute stock weightings included Linde, Roche Holding, and Rolls-Royce Holdings. In our opinion, German industrial gases and engineering group Linde has a strong business, solid market share and good opportunities for growth. Most of its customers are in steel manufacturing, oil refining and semiconductors, while its recent acquisition of U.S.-based Lincare, an oxygen and respiratory specialist for patients at home, has expanded its reach into a growing sector. Swiss drug-maker Roche has, in our view, an extremely successful oncology unit which contributes around half of its sales. We feel that it has one of the highest earnings visibilities within the pharmaceutical sector. Rolls-Royce is a UK aerospace, marine and industrial gas turbine engine manufacturer that in our view has a diversified and resilient earnings profile, robust balance sheet and excellent structural growth opportunities.

Portfolio Management:

Aberdeen Pan European Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2013

[1]	Fitch is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).

Aberdeen European Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2013)		Inception†
Class A	w/o SC	3.90%
	w/SC2	(2.07%	)
Class C	w/o SC	3.90%
	w/SC3	2.90%
Class R4	w/o SC	3.90%
Institutional Service Class[4]	w/o SC	4.00%
Institutional Class[4]	w/o SC	4.00%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on March 25, 2013.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the since inception return because it is charged when you sell Class C shares within the first year after purchase.
4	Not subject to any sales charges.

2013 Semi-Annual Report

Aberdeen European Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen European Equity Fund, FTSE World Europe Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The FTSE World Europe Index is a free-float adjusted market capitalization-weighted index, consisting of large and mid capitalization companies for developed and emerging market segments.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Asset Allocation
Common Stocks	97.7%
Other assets in excess of liabilities	2.3%
100.0%

Top Sectors
Industrials	21.8%
Consumer Staples	21.1%
Financials	14.2%
Materials	10.8%
Energy	9.9%
Health Care	9.7%
Utilities	5.2%
Consumer Discretionary	3.0%
Information Technology	2.0%
Other	2.3%
100.0%

Top Holdings
Linde AG	4.5%
Roche Holding AG	4.2%
Rolls-Royce Holdings PLC	4.2%
Nestle SA	3.9%
Prudential PLC	3.7%
Schneider Electric SA	3.6%
Nordea Bank AB	3.6%
British American Tobacco PLC	3.6%
Unilever PLC	3.5%
Standard Chartered PLC	3.4%
Other	61.8%
100.0%

Top Countries
United Kingdom	50.3%
Switzerland	14.3%
France	11.4%
Sweden	10.1%
Germany	4.5%
Denmark	3.2%
Italy	2.0%
Norway	1.9%
Other	2.3%
100.0%

Semi-Annual Report 2013

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen European Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.7%)
DENMARK (3.2%)
Health Care (3.2%)
Novo Nordisk AS, Class B (a)	960	$168,984
FRANCE (11.4%)
Consumer Staples (5.9%)
Casino Guichard-Perrachon SA (a)	1,470	159,001
L’Oreal SA (a)	820	146,362
		305,363
Industrials (3.6%)
Schneider Electric SA (a)	2,500	190,592
Utilities (1.9%)
GDF Suez (a)	4,595	98,518
		594,473
GERMANY (4.5%)
Materials (4.5%)
Linde AG (a)	1,230	232,892
ITALY (2.0%)
Energy (2.0%)
Eni SpA (a)	4,450	106,206
NORWAY (1.9%)
Industrials (1.9%)
Kongsberg Gruppen AS	5,190	98,103
SWEDEN (10.1%)
Financials (3.6%)
Nordea Bank AB (a)	15,700	188,918
Industrials (4.5%)
Assa Abloy AB, Class B (a)	3,330	133,263
Atlas Copco AB, B Shares (a)	4,260	101,641
		234,904
Information Technology (2.0%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	8,280	102,973
		526,795
SWITZERLAND (14.3%)
Consumer Staples (3.9%)
Nestle SA (a)	2,838	202,385
Financials (1.2%)
Zurich Insurance Group AG* (a)	230	64,272
Health Care (4.2%)
Roche Holding AG (a)	868	217,295
Industrials (3.0%)
Schindler Holding AG (a)	1,030	154,566
Materials (2.0%)
Holcim Ltd.* (a)	1,320	102,967
		741,485
UNITED KINGDOM (50.3%)
Consumer Discretionary (3.0%)
Pearson PLC (a)	8,640	$157,141
Consumer Staples (11.3%)
Associated British Foods PLC (a)	2,820	84,831
British American Tobacco PLC (a)	3,390	187,925
Tesco PLC (a)	22,940	130,482
Unilever PLC (a)	4,200	181,972
		585,210
Energy (7.9%)
AMEC PLC (a)	9,660	152,279
BG Group PLC (a)	7,420	125,260
Royal Dutch Shell PLC, A Shares (a)	3,980	135,368
		412,907
Financials (9.4%)
Prudential PLC (a)	11,040	189,828
Schroders PLC, Non-Voting Shares (a)	4,150	119,462
Standard Chartered PLC (a)	7,100	178,689
		487,979
Health Care (2.3%)
GlaxoSmithKline PLC (a)	4,520	116,623
Industrials (8.8%)
Cobham PLC (a)	28,110	109,514
Rolls-Royce Holdings PLC* (a)	12,260	215,522
Rolls-Royce Holdings PLC, C Shares*	1,458,940	2,266
Weir Group PLC (The) (a)	3,840	131,735
		459,037
Materials (4.3%)
BHP Billiton PLC (a)	4,440	124,910
Croda International PLC (a)	2,570	99,072
		223,982
Utilities (3.3%)
Centrica PLC (a)	29,600	170,725
		2,613,604
Total Common Stocks		5,082,542
Total Investments (Cost $4,951,351) (b)—97.7%		5,082,542

Other assets in excess of liabilities—2.3%		117,288
Net Assets—100.0%		$5,199,830

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

2013 Semi-Annual Report

Aberdeen Global Equity Fund (Unaudited)

The Aberdeen Global Equity Fund (Class A shares at net asset value net of fees) returned 12.69% for the six-month period ended April 30, 2013, versus the 15.02% return of its benchmark, the MSCI World Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Large-Cap Core Funds (consisting of 76 funds) was 15.44% for the period.

Global equities rallied significantly during the reporting period, as markets were lifted primarily by coordinated international monetary policy. The upturn was further boosted by Japanese policymakers’ announcement that they were explicitly targeting an inflation rate of 2%. Investor risk appetite was further supported by the U.S. presidential election and China’s leadership change proceeding smoothly. In addition, the U.S. taxation agreement reached at the turn of the year provided more clarity on U.S. fiscal issues. Towards the end of the period, however, political gridlock resulting from an inconclusive Italian election, the European Central Banks’s financial bailout for Cyprus, which would entail losses for larger depositors, and mixed economic data from major economies caused volatility to re-emerge. Nevertheless, Japan’s bold quantitative easing plan provided some comfort to investors.

During the reporting period, Fund performance was hampered mainly by holdings in Brazilian miner Vale, Japanese robot manufacturer Fanuc, and energy company Royal Dutch Shell. Vale’s stock price suffered from growing investor concerns over global commodities demand. Shares of Fanuc declined as the company faced a challenging business outlook amid the slowdown in China and Europe, which prompted management to lower its full-year 2013 earnings forecast. Royal Dutch Shell’s share price moved lower amid falling oil prices.

The lack of exposure to Apple contributed the most to relative return for the semiannual period, as the U.S. technology company’s stock price fell amid increasing competitive pressures. Apple reported a sharp slowdown in sales and indicated that the trend may continue. Holdings such as Swiss drug-maker Roche Holding and Nordea Bank also benefited Fund performance. Roche’s share price was lifted by news that it received U.S. regulatory approval for its breast cancer therapy and colorectal cancer drug Avastin. Nordea Bank gained after its fourth-quarter 2012 earnings exceeded forecasts.

During the reporting period, we initiated positions in several U.S. companies, including energy group Chevron, which we believe is a well-managed integrated oil business with a solid asset base and stable growth driven by its upstream operations; industrial gas company Praxair, which in our view enjoys strong pricing and high barriers to entry, with long-term contracts affording decent earnings visibility; and healthcare equipment supplier Baxter International, which we feel has a solid balance sheet and healthy cash flow.

At the end of the reporting period, among the Fund’s largest absolute stock weightings included Taiwan Semiconductor Manufacturing Co. (TSMC), Roche, and British American Tobacco. TSMC, the world’s largest dedicated semiconductor foundry, provides wafer manufacturing, wafer probing, assembly and testing, mask production and design services. Roche has an extremely successful oncology unit, which contributes roughly half of its annual sales. We feel that Roche has one of the highest earnings visibilities within the pharmaceutical sector, driven by the synergy from its acquisition of Genentech and its existing stable of products. British American Tobacco benefits from its exposure to the higher growth emerging markets and robust cash flows, in our view.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2013

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2013)		Six Months†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	12.69%	14.67%	1.92%	10.82%
	w/SC2	6.23%	8.05%	0.72%	10.17%
Class C3	w/o SC	12.35%	13.86%	1.22%	10.04%
	w/SC4	11.35%	12.86%	1.22%	10.04%
Class R5,6	w/o SC	12.63%	14.37%	1.71%	10.34%
Institutional Service Class[6,7]	w/o SC	12.95%	15.08%	2.02%	10.88%
Institutional Class[6,8]	w/o SC	12.87%	14.90%	2.15%	10.95%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
4	A 1.00% CDSC was deducted from the six months and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Returns before the first offering of Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class R shares would have produced, because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
6	Not subject to any sales charges.
7	Returns before the first offering of the Institutional Service Class (December 19, 2011) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Service Class shares would only differ to the extent of the differences in expenses of the classes.
8	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class (which does not currently have assets) shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

2013 Semi-Annual Report

Aberdeen Global Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) World Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2013. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 24 developed markets countries including: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Asset Allocation
Common Stocks	88.6%
Preferred Stocks	7.9%
Repurchase Agreement	1.6%
Other assets in excess of liabilities	1.9%
100.0%

Top Sectors
Financials	18.8%
Consumer Staples	17.1%
Energy	15.4%
Health Care	12.5%
Information Technology	10.1%
Industrials	7.8%
Materials	6.7%
Telecommunication Services	5.0%
Utilities	2.1%
Consumer Discretionary	1.0%
Other	3.5%
100.0%

Top Holdings*
Vodafone Group PLC	4.0%
Roche Holding AG	3.9%
British American Tobacco PLC	3.7%
Philip Morris International, Inc.	3.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.4%
Tenaris SA, ADR	3.2%
Novartis AG	3.2%
Royal Dutch Shell PLC, B Shares	3.0%
Johnson & Johnson	2.9%
Zurich Insurance Group AG	2.9%
Other	66.2%
100.0%

Top Countries
United States	26.7%
United Kingdom	17.4%
Switzerland	12.5%
Japan	6.2%
Italy	5.7%
Brazil	5.5%
Sweden	4.4%
Canada	4.1%
Taiwan	3.4%
Hong Kong	2.6%
Other	11.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2013

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (88.6%)
AUSTRALIA (1.5%)
Financials (1.5%)
QBE Insurance Group Ltd. (a)	162,000	$2,248,390
CANADA (4.1%)
Industrials (2.0%)
Canadian National Railway Co.	30,100	2,946,809
Materials (2.1%)
Potash Corp. of Saskatchewan, Inc.	77,300	3,253,283
		6,200,092
CHINA (1.9%)
Energy (0.9%)
PetroChina Co. Ltd., H Shares (a)	1,090,000	1,389,345
Telecommunication Services (1.0%)
China Mobile Ltd. (a)	139,000	1,529,707
		2,919,052
FRANCE (1.0%)
Industrials (1.0%)
Schneider Electric SA (a)	20,600	1,570,475
HONG KONG (2.6%)
Financials (2.6%)
AIA Group Ltd. (a)	556,600	2,476,011
Swire Pacific Ltd., Class A (a)	115,500	1,469,759
		3,945,770
ITALY (5.7%)
Energy (5.7%)
Eni SpA (a)	161,500	3,854,425
Tenaris SA, ADR	110,033	4,895,368
		8,749,793
JAPAN (6.2%)
Financials (1.6%)
Daito Trust Construction Co. Ltd. (a)	25,000	2,424,025
Industrials (1.5%)
FANUC Corp. (a)	15,500	2,339,758
Information Technology (1.5%)
Canon, Inc. (a)	62,900	2,262,167
Materials (1.6%)
Shin-Etsu Chemical Co. Ltd. (a)	37,300	2,514,482
		9,540,432
MEXICO (1.8%)
Consumer Staples (1.8%)
Fomento Economico Mexicano SAB de CV, ADR	24,352	2,761,273
SINGAPORE (1.0%)
Financials (1.0%)
City Developments Ltd. (a)	161,000	1,476,053
SWEDEN (4.4%)
Financials (2.1%)
Nordea Bank AB (a)	270,700	$3,257,339
Industrials (1.3%)
Atlas Copco AB, A Shares (a)	76,600	2,025,488
Information Technology (1.0%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	121,400	1,509,775
		6,792,602
SWITZERLAND (12.5%)
Consumer Staples (2.5%)
Nestle SA (a)	54,600	3,893,659
Financials (2.9%)
Zurich Insurance Group AG* (a)	15,900	4,443,122
Health Care (7.1%)
Novartis AG (a)	65,300	4,834,000
Roche Holding AG (a)	24,000	6,008,170
		10,842,170
		19,178,951
TAIWAN (3.4%)
Information Technology (3.4%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (b)	272,600	5,201,208
UNITED KINGDOM (17.4%)
Consumer Staples (3.7%)
British American Tobacco PLC (a)	100,700	5,582,326
Energy (3.0%)
Royal Dutch Shell PLC, B Shares (a)	132,800	4,658,283
Financials (4.6%)
HSBC Holdings PLC (a)	265,500	2,907,753
Standard Chartered PLC (a)	167,000	4,202,955
		7,110,708
Telecommunication Services (4.0%)
Vodafone Group PLC (a)	2,008,500	6,128,525
Utilities (2.1%)
Centrica PLC (a)	558,200	3,219,559
		26,699,401
UNITED STATES (25.1%)
Consumer Discretionary (1.0%)
Comcast Corp., Class A	37,000	1,528,100
Consumer Staples (9.1%)
CVS Caremark Corp.	71,900	4,183,142
PepsiCo, Inc.	51,600	4,255,452
Philip Morris International, Inc.	58,000	5,544,220
		13,982,814

See accompanying notes to financial statements.

2013 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2013 (Unaudited)

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
Energy (4.8%)
Chevron Corp.	17,263	$2,106,259
EOG Resources, Inc.	22,400	2,713,984
Schlumberger Ltd.	33,622	2,502,485
		7,322,728
Health Care (5.4%)
Baxter International, Inc.	21,900	1,530,153
Johnson & Johnson	52,600	4,483,098
Quest Diagnostics, Inc.	39,600	2,230,668
		8,243,919
Industrials (2.0%)
United Technologies Corp.	33,300	3,039,957
Information Technology (1.8%)
Oracle Corp.	85,500	2,802,690
Materials (1.0%)
Praxair, Inc.	13,400	1,531,620
		38,451,828
Total Common Stocks		135,735,320
PREFERRED STOCKS (7.9%)
BRAZIL (5.5%)
Energy (1.0%)
Petroleo Brasileiro SA, ADR, Preferred Shares	82,500	1,647,525
Financials (2.5%)
Banco Bradesco SA, ADR, Preferred Shares	228,690	3,793,967
Materials (2.0%)
Vale SA, ADR, Preferred Shares	186,600	3,034,116
		8,475,608
REPUBLIC OF SOUTH KOREA (2.4%)
Information Technology (2.4%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (a)(b)	9,132	3,649,394
		3,649,394
Total Preferred Stocks		12,125,002
REPURCHASE AGREEMENT (1.6%)
UNITED STATES (1.6%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, repurchase price $2,479,003, collateralized by U.S. Treasury Note, maturing 10/31/2018; total market value of $2,529,000	$2,479,000	2,479,000
Total Repurchase Agreement		2,479,000
Total Investments (Cost $128,553,037) (c)—98.1%		150,339,322

Other assets in excess of liabilities—1.9%		2,956,850
Net Assets—100.0%		$153,296,172

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Semi-Annual Report 2013

Aberdeen Global Natural Resources Fund (Unaudited)

The Aberdeen Global Natural Resources (Class A shares at net asset value net of fees) returned –2.13% for the six-month period ended April 30, 2013, versus the –0.69% return of its benchmark, the S&P Global Natural Resources Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Natural Resources Funds (consisting of 152 funds) was 3.47% for the period.

Global resources equities posted modest losses in volatile trading during the reporting period. Initially, global equity markets declined amid uncertainty surrounding the U.S. budget. Nonetheless, investor sentiment soon improved due to better economic data reports from the U.S. and optimism over China’s recovery. Thereafter, however, persistent investor concerns over commodity demand hurt market sentiment, while Cyprus’s banking woes reignited Eurozone contagion fears, although a subsequent bailout from the European Central Bank eased concerns somewhat. Towards the end of the period, a sharp sell-off in the gold price coincided with weakness in oil and other commodities.

The Fund’s holdings in Canadian gold producers Goldcorp and Barrick Gold detracted from performance, attributable mainly to declining commodity prices, higher costs and more cautious business outlooks. Australian miner BHP Billiton also lagged the overall market on the back of a decrease in earnings for the first half of its 2013 fiscal year, which was attributed partly to impairment charges arising from earlier acquisitions.

Italian exchange-listed Tenaris, a specialist pipe manufacturer and supplier to the oil and gas sector, provided the most positive relative return for the Fund for the semiannual period. The company reported decent earnings for the first quarter of 2012 despite, in our view, a challenging operating environment. Japan’s Shin-Etsu Chemical was bolstered by investor expectations of substantial improvement in its core business.

During the reporting period, we established a new position in U.S. energy services company National Oilwell Varco on valuation grounds. We also initiated positions in Dutch tank-terminal operator Vopak, U.S. energy group Chevron, and UK energy services company John Wood Group, as we feel that they have attractive long-term potential. Conversely, we sold Thailand’s PTT Exploration and Production following the stock’s strong share price performance and the Netherlands’ Fugro because we believe that the company has weakening prospects.

Among the Fund’s largest absolute stock weightings at the end of the reporting period included Vale, Tenaris, and Royal Dutch Shell. Brazilian miner Vale is one of the world’s lowest cost iron ore producers and, in recent years, has made acquisitions to diversify its asset base. We feel that the company may gain from the growing demand for commodities over the long term. In our opinion, Italian exchange-listed pipe-maker Tenaris has a robust balance sheet and has benefited from increased investment in global oil extraction. We feel that Royal Dutch Shell is backed by sound management, good asset quality, a robust balance sheet, and decent dividend growth. In our view, management has grown the company through scale and value chain integration without compromising on its finances.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Please read the prospectus for more detailed information regarding these and other risks.

2013 Semi-Annual Report

Aberdeen Global Natural Resources Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2013)		Six Months†		1 Yr.		5 Yr.		Inception[2]
Class A	w/o SC	(2.13%	)	(4.19%	)	(6.29%	)	11.19%
	w/SC3	(7.74%	)	(9.68%	)	(7.39%	)	10.45%
Class C	w/o SC	(2.47%	)	(4.79%	)	(6.91%	)	10.42%
	w/SC4	(3.44%	)	(5.74%	)	(6.91%	)	10.42%
Class R5	w/o SC	(2.26%	)	(4.38%	)	(6.46%	)	10.93%
Institutional Service Class[5]	w/o SC	(1.95%	)	(3.84%	)	(5.96%	)	11.51%
Institutional Class[5]	w/o SC	(2.07%	)	(3.95%	)	(5.99%	)	11.51%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized.
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the six months and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.

Semi-Annual Report 2013

Aberdeen Global Natural Resources Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Natural Resources Fund, S&P Global Natural Resources Sector Index™ and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P Global Natural Resources Index™ includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, with exposure across 3 primary commodity-related sectors: Agribusiness, Energy, and Metals & Mining.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Asset Allocation
Common Stocks	99.5%
Repurchase Agreement	0.4%
Other assets in excess of liabilities	0.1%
100.0%

Top Sectors
Materials	50.2%
Energy	42.1%
Industrials	7.2%
Other	0.5%
100.0%

Top Holdings*
Vale SA, ADR	6.8%
Tenaris SA, ADR	6.2%
Royal Dutch Shell PLC, B Shares	5.9%
Schlumberger Ltd.	5.3%
Eni SpA	5.0%
BHP Billiton PLC	4.9%
Praxair, Inc.	4.7%
Potash Corp. of Saskatchewan, Inc.	4.7%
Shin-Etsu Chemical Co. Ltd.	4.7%
Rio Tinto PLC	4.5%
Other	47.3%
100.0%

Top Countries
United States	21.8%
United Kingdom	19.1%
Canada	15.6%
Brazil	12.0%
Italy	11.2%
France	7.0%
Japan	4.7%
Germany	3.3%
China	2.2%
Chile	2.0%
Other	1.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2013 Semi-Annual Report

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen Global Natural Resources Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.5%)
BRAZIL (12.0%)
Energy (2.4%)
Petroleo Brasileiro SA, ADR	47,700	$913,455
Industrials (2.8%)
Wilson Sons Ltd., BDR	76,500	1,055,304
Materials (6.8%)
Vale SA, ADR	148,900	2,544,701
		4,513,460
CANADA (15.6%)
Industrials (3.4%)
Canadian National Railway Co.	13,100	1,283,538
Materials (12.2%)
Barrick Gold Corp.	63,000	1,241,730
Goldcorp, Inc.	53,000	1,568,773
Potash Corp. of Saskatchewan, Inc.	42,500	1,789,250
		4,599,753
		5,883,291
CHILE (2.0%)
Materials (2.0%)
Sociedad Quimica y Minera de Chile SA, ADR	15,000	742,350
CHINA (2.2%)
Energy (2.2%)
PetroChina Co. Ltd., H Shares (a)	662,000	843,804
FRANCE (7.0%)
Energy (2.9%)
Total SA (a)	21,400	1,077,213
Materials (4.1%)
Air Liquide SA (a)	12,300	1,558,363
		2,635,576
GERMANY (3.3%)
Materials (3.3%)
Linde AG (a)	6,600	1,249,667
ITALY (11.2%)
Energy (11.2%)
Eni SpA (a)	78,300	1,868,740
Tenaris SA, ADR	52,700	2,344,623
		4,213,363
JAPAN (4.7%)
Materials (4.7%)
Shin-Etsu Chemical Co. Ltd. (a)	26,100	1,759,463
NETHERLANDS (1.0%)
Industrials (1.0%)
Koninklijke Vopak NV (a)	7,100	393,180
UNITED KINGDOM (19.1%)
Energy (9.7%)
BG Group PLC (a)	57,300	$967,301
John Wood Group PLC (a)	36,800	444,166
Royal Dutch Shell PLC, B Shares (a)	64,100	2,248,463
		3,659,930
Materials (9.4%)
BHP Billiton PLC (a)	66,000	1,856,763
Rio Tinto PLC (a)	36,700	1,685,267
		3,542,030
		7,201,960
UNITED STATES (21.4%)
Energy (13.7%)
Chevron Corp.	7,100	866,271
EOG Resources, Inc.	13,700	1,659,892
National Oilwell Varco, Inc.	10,100	658,722
Schlumberger Ltd.	26,600	1,979,838
		5,164,723
Materials (7.7%)
Monsanto Co.	10,600	1,132,292
Praxair, Inc.	15,700	1,794,510
		2,926,802
		8,091,525
Total Common Stocks		37,527,639
REPURCHASE AGREEMENT (0.4%)
UNITED STATES (0.4%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, repurchase price $163,000, collateralized by U.S. Treasury Note, maturing 10/31/2018; total market value of $168,600	$163,000	163,000
Total Repurchase Agreement		163,000
Total Investments (Cost $37,748,099) (b)—99.9%		37,690,639

Other assets in excess of liabilities—0.1%		19,690
Net Assets—100.0%		$37,710,329

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt

See accompanying notes to financial statements.

Semi-Annual Report 2013

Aberdeen Global Small Cap Fund (Unaudited)

The Aberdeen Global Small Cap Fund (Class A shares at net asset value net of fees) returned 12.31% for the six-month period ended April 30, 2013, versus the 16.67% return of its benchmark, the MSCI World Small Cap Index during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Small/Mid-Cap Funds (consisting of 122 funds) was 13.07% for the period.

Global small-cap equities rallied significantly during the reporting period and outperformed relative to their large-cap counterparts. Following some investor risk aversion in the second quarter of 2012, equity markets were lifted by coordinated international monetary policy. This was further boosted by Japanese policymakers explicitly targeting an inflation rate of 2%. The U.S. presidential election and China’s leadership change proceeded smoothly, further supporting investor risk appetite. In addition, the U.S. taxation agreement reached at the beginning of 2013 provided more clarity on U.S. fiscal issues. But towards the end of the period, political gridlock resulting from an inconclusive Italian election; the European Central Bank’s bailout of Cyprus, which would entail losses for larger depositors; and mixed economic data from major economies caused volatility to re-emerge. Nevertheless, it appeared that Japan’s bold quantitative easing plan provided some comfort to investors.

Among the primary stock detractors over the reporting period were Dutch geological data provider Fugro, which was weighed down by news of chief executive Arnold Steenbakker’s departure and a subsequent profit warning, as well as Egyptian lender National Societe Generale Bank (NSGB), which saw its shares fall following news that parent Societe Generale agreed to a lower-than-expected valuation from Qatar National Bank for its controlling stake. We subsequently sold both stocks. UK oil services provider John Wood Group’s share price was affected by the decline in the oil price. Nevertheless, the company’s full-year 2012 profits were solid.

The main contributors to the Fund’s relative return for the period included Japanese healthcare companies Asahi Intecc and Sysmex, as well as Thai “cash-and-carry” retailer Siam Makro. Asahi Intecc outperformed as it posted solid second-quarter earnings thanks to better-than-expected sales in its medical segment, particularly in the U.S. The company’s non-operating income was boosted by foreign exchange gains from a weaker Japanese yen. Sysmex, which specializes in diagnostic blood testing, reported higher sales and net income in the first nine months of the current financial year. Siam Makro, in our view, continued to perform well as the Thai central bank upgraded its gross domestic product (GDP) expectations for 2013 on the back of increased private consumption.

During the semiannual period, we initiated positions in several quality companies, in our view, including UK wireless testing company Anite; Kaba Holdings, a Swiss mechanical and electronic security systems company; UK investment management company Rathbone Brothers; and German optometry retailer Fielmann. New holdings in U.S. –based companies included convenience store chain operator Casey’s General Stores, drug research company Covance, and real estate services firm Jones Lang LaSalle as we believed that they were attractively valued. We also initiated positions in Brazilian retailer Iguatemi, which we feel is a well-managed operator of high-quality shopping malls offering attractive exposure to the increasingly affluent domestic consumer; and Israeli companies Osem Investments, a well-managed food producer with attractive long-term opportunities, in our opinion, and retailer Rami Levi Chain Stores, which we believe has a solid business.

Conversely, we sold Japanese skincare cosmetics company Dr Ci:Labo due to our concerns over growth sustainability, and U.S. textile producer Warnaco Group, which subsequently was acquired by PVH Corp. We also exited positions in South African retailer Truworths, Brazilian shopping mall operator Multiplan, and Rofin-Sinar Technologies following their relative price strength, as well as Fugro and NSGB.

Among the Fund’s largest absolute stock weightings at the end of the semiannual period were Hong Kong-based Asia Satellite Telecom Holdings, which owns and operates three satellites located in prime geo-stationary positions over the Asian land mass and provides access to two-thirds of the world’s population; Fuchs Petrolub, a German manufacturer of lubricants and related specialty products which produces and markets its products worldwide; and Thai utility Electricity Generating, which is the country’s second-largest power producer. The company also has investments in Laos and the Philippines.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Smaller company stocks are usually less stable in price and less liquid than those of larger, more established companies, and therefore carry greater risk to investors.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Please read the prospectus for more detailed information regarding these and other risks.

2013 Semi-Annual Report

Aberdeen Global Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2013)		Six Months†	1 Yr.	5 Yr.	10 Yr.
Class A2	w/o SC	12.31%	22.20%	7.06%	10.77%
	w/SC3	5.86%	15.15%	5.80%	10.11%
Class C	w/o SC	11.93%	21.34%	6.29%	9.95%
	w/SC4	10.93%	20.34%	6.29%	9.95%
Class R5,6	w/o SC	12.17%	21.90%	6.79%	10.49%
Institutional Service Class [5,7]	w/o SC	12.37%	22.16%	7.19%	10.84%
Institutional Class[5,8]	w/o SC	12.50%	22.55%	7.24%	10.87%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A returns for periods prior to July 20, 2009, are based on the performance of Common Class shares of the Predecessor Fund, which were exchanged for Class A shares of the Fund in the reorganization. Class A and Class B shares of the Global Predecessor Fund were also exchanged for Class A shares of the Fund in the reorganization.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the six months and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.
6	Returns for Class R shares are based on the performance of Adviser Class shares of the Predecessor Fund, which were exchanged for Class R shares of the Fund in the reorganization. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
7	Returns before the first offering of Institutional Service Class shares (September 16, 2009) are based on the previous performance of Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares, would only differ to the extent of the differences in expenses between the two classes.
8	Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Institutional Class shares, but have not been adjusted to reflect its lower expenses.

Semi-Annual Report 2013

Aberdeen Global Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Small Cap Fund, Morgan Stanley Capital International (MSCI) World Small Cap Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2013. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Small Cap Index is a free float-adjusted, market capitalization-weighted index comprised of small cap companies from 24 developed markets countries including: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Asset Allocation
Common Stocks	93.8%
Repurchase Agreement	2.9%
Preferred Stocks	2.3%
Other assets in excess of liabilities	1.0%
100.0%

Top Sectors
Consumer Staples	17.9%
Health Care	15.6%
Materials	13.7%
Industrials	13.3%
Financials	12.7%
Consumer Discretionary	7.9%
Information Technology	5.2%
Utilities	4.5%
Telecommunication Services	3.0%
Energy	2.3%
Other	3.9%
100.0%
Top Holdings*
Fuchs Petrolub AG	3.2%
Electricity Generating PCL, Foreign Shares	3.1%
Asia Satellite Telecommunications Holdings Ltd.	3.0%
Siam Makro PCL, Foreign Shares	2.8%
Symrise AG	2.4%
Wilson Sons Ltd., BDR	2.4%
OdontoPrev SA	2.4%
Barry Callebaut AG	2.4%
Clicks Group Ltd.	2.3%
Embotelladora Andina SA, Preferred Shares	2.3%
Other	73.7%
100.0%

Top Countries
United Kingdom	21.0%
United States	13.6%
Brazil	8.5%
Japan	7.2%
Hong Kong	7.1%
Germany	6.5%
Thailand	5.9%
India	5.0%
South Africa	3.8%
Singapore	3.7%
Other	17.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2013 Semi-Annual Report

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (93.8%)
AUSTRALIA (1.4%)
Consumer Discretionary (1.4%)
ARB Corp. Ltd. (a)	203,600	$2,745,244
BRAZIL (8.5%)
Consumer Discretionary (1.9%)
Cia Hering	185,100	3,765,373
Financials (1.8%)
Iguatemi Empresa de Shopping Centers SA	292,400	3,494,332
Health Care (2.4%)
OdontoPrev SA	930,900	4,643,450
Industrials (2.4%)
Wilson Sons Ltd., BDR	338,200	4,665,410
		16,568,565
CANADA (1.4%)
Financials (1.4%)
Canadian Western Bank	97,900	2,765,630
FRANCE (1.4%)
Health Care (1.4%)
Virbac SA	13,200	2,694,481
GERMANY (6.5%)
Consumer Discretionary (0.9%)
Fielmann AG (a)	18,500	1,785,356
Materials (5.6%)
Fuchs Petrolub AG	81,800	6,234,135
Symrise AG (a)	110,400	4,718,914
		10,953,049
		12,738,405
HONG KONG (7.1%)
Consumer Discretionary (1.8%)
Cafe de Coral Holdings Ltd. (a)	1,130,000	3,590,903
Information Technology (2.3%)
ASM Pacific Technology Ltd. (a)	437,000	4,509,604
Telecommunication Services (3.0%)
Asia Satellite Telecommunications Holdings Ltd.	1,468,000	5,769,734
		13,870,241
INDIA (5.0%)
Health Care (3.1%)
GlaxoSmithKline Pharmaceuticals Ltd. (a)	65,300	2,738,397
Sanofi India Ltd.	72,400	3,394,569
		6,132,966
Materials (1.9%)
Castrol (India) Ltd.	611,300	3,740,986
		9,873,952
ISRAEL (1.9%)
Consumer Staples (1.9%)
Osem Investments Ltd. (a)	90,900	$1,840,470
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (a)	38,700	1,788,755
		3,629,225
JAPAN (7.2%)
Consumer Staples (1.9%)
Calbee, Inc. (a)	38,100	3,766,830
Health Care (3.8%)
Asahi Intecc Co. Ltd. (a)	68,100	4,033,501
Sysmex Corp. (a)	53,100	3,424,443
		7,457,944
Industrials (1.5%)
Nabtesco Corp. (a)	127,600	2,815,798
		14,040,572
MALAYSIA (0.1%)
Consumer Staples (0.1%)
Carlsberg Brewery Malaysia Bhd, Class B	30,200	148,295
MEXICO (1.7%)
Industrials (1.7%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	274,400	3,405,622
PHILIPPINES (1.8%)
Financials (1.8%)
Bank of Philippine Islands (a)	1,381,973	3,451,313
SINGAPORE (3.7%)
Financials (1.4%)
Wheelock Properties (Singapore) Ltd.* (a)	1,684,000	2,683,356
Health Care (2.3%)
Raffles Medical Group Ltd. (a)	1,629,000	4,523,311
		7,206,667
SOUTH AFRICA (3.8%)
Consumer Staples (2.3%)
Clicks Group Ltd. (a)	718,400	4,582,378
Financials (1.5%)
JSE Ltd.	335,000	2,863,376
		7,445,754
SPAIN (1.4%)
Consumer Staples (1.4%)
Viscofan SA	52,500	2,726,878
SWITZERLAND (3.3%)
Consumer Staples (2.4%)
Barry Callebaut AG* (a)	4,700	4,591,911

See accompanying notes to financial statements.

Semi-Annual Report 2013

Statement of Investments (concluded)

April 30, 2013 (Unaudited)

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
Industrials (0.9%)
Kaba Holding AG, Class B*	4,600	$1,800,817
		6,392,728
THAILAND (5.9%)
Consumer Staples (2.8%)
Siam Makro PCL, Foreign Shares (a)	215,300	5,543,314
Utilities (3.1%)
Electricity Generating PCL, Foreign Shares (a)	1,148,000	6,010,631
		11,553,945
UNITED KINGDOM (21.0%)
Consumer Discretionary (1.9%)
Millennium & Copthorne Hotels PLC (a)	423,100	3,722,828
Consumer Staples (1.4%)
PZ Cussons PLC (a)	445,100	2,761,212
Energy (2.3%)
John Wood Group PLC (a)	367,400	4,434,416
Financials (3.3%)
Close Brothers Group PLC (a)	227,100	3,666,416
Rathbone Brothers PLC	127,600	2,893,829
		6,560,245
Health Care (1.7%)
Dechra Pharmaceuticals PLC	308,200	3,437,370
Industrials (5.5%)
Rotork PLC (a)	66,300	2,999,495
Spirax-Sarco Engineering PLC (a)	94,100	3,844,094
Weir Group PLC (The) (a)	111,900	3,838,839
		10,682,428
Information Technology (2.9%)
Anite PLC (a)	1,513,500	2,880,926
Oxford Instruments PLC (a)	117,700	2,821,128
		5,702,054
Materials (2.0%)
Victrex PLC (a)	154,800	3,862,077
		41,162,630
UNITED STATES (10.7%)
Consumer Staples (1.4%)
Casey’s General Stores, Inc.	47,600	2,756,516
Financials (1.5%)
Jones Lang LaSalle, Inc.	28,400	2,812,168
Health Care (0.9%)
Covance, Inc.*	24,500	1,826,720
Industrials (1.3%)
RBC Bearings, Inc.*	54,400	2,616,640
Materials (4.2%)
Compass Minerals International, Inc.	44,000	$3,807,760
Silgan Holdings, Inc.	91,000	4,356,170
		8,163,930
Utilities (1.4%)
ITC Holdings Corp.	29,400	2,711,268
		20,887,242
Total Common Stocks		183,307,389
PREFERRED STOCKS (2.3%)
CHILE (2.3%)
Consumer Staples (2.3%)
Embotelladora Andina SA, Preferred Shares	672,000	4,566,090
Total Preferred Stocks		4,566,090
REPURCHASE AGREEMENT (2.9%)
UNITED STATES (2.9%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, repurchase price $5,799,006, collateralized by U.S. Treasury Note, maturing 10/31/2018; total market value of $5,916,806	$5,799,000	5,799,000
Total Repurchase Agreement		5,799,000
Total Investments (Cost $165,476,002) (b)—99.0%		193,672,479

Other assets in excess of liabilities—1.0%		1,865,000
Net Assets—100.0%		$195,537,479

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BDR	Brazilian Depositary Receipt

See accompanying notes to financial statements.

2013 Semi-Annual Report

Aberdeen International Equity Fund (Unaudited)

The Aberdeen International Equity Fund (Class A shares at net asset value net of fees) returned 12.50% for the six-month period ended April 30, 2013, versus the 13.03% return of its benchmark, the MSCI All Country World ex U.S. Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of International Large-Cap Core Funds (consisting of 205 funds) was 14.84% for the period.

Global equities rallied significantly during the reporting period. Following some investor risk aversion in the second quarter of 2012, equity markets were lifted by coordinated international monetary policy. This was further boosted by Japanese policymakers explicitly targeting an inflation rate of 2%. The U.S. presidential election and China’s leadership change proceeded smoothly, further supporting investor risk appetite. In addition, the U.S. taxation agreement reached at the turn of the year provided more clarity on U.S. fiscal issues. But towards the end of the period, political gridlock resulting from an inconclusive Italian election; European Central Banks’s financial bailout of Cyprus, which would entail losses for larger depositors; and mixed economic data from major economies caused volatility to re-emerge. Nevertheless, it appeared that Japan’s bold quantitative easing plan provided some comfort to investors.

The primary detractors among individual holdings for the reporting period included Brazilian miner Vale, Australia’s QBE Insurance, and UK energy company Wood Group. Vale’s share price declined amid growing investor concerns over global commodities demand. Shares of QBE underperformed the overall market after the insurer reported that claims from Hurricane Sandy, which struck the northeastern U.S. in October 2012, as well as discontinued and restructured businesses in North America, would push its insurance profit margins lower and hurt full-year profits. Shares of Wood Group moved lower as oil prices fell during the period.

The main contributors to the Fund’s relative return for the semiannual period were Swiss drug-makers Roche Holding and Novartis, as well as Swedish lender Nordea Bank. Roche’s share price was lifted by news that it received U.S. regulatory approval for its breast cancer therapy and colorectal cancer drug Avastin, while both Novartis and Nordea Bank gained after their fourth-quarter 2012 earnings exceeded forecasts.

During the period, we initiated a position in Japan Tobacco as we feel it has solid cash flows, and added to Brazilian miner Vale. Conversely, we exited the position in UK-exchange-listed miner Rio Tinto as we believe there are better opportunities elsewhere.

At the end of the reporting period, among the Fund’s largest absolute stock weightings included Roche Holding, British American Tobacco, and Novartis. Roche has, in our view, an extremely successful oncology unit, which contributes around half of its sales. We feel that the company has one of the highest earnings visibilities within the sector, driven by the synergy from the Genentech acquisition and its existing stable of products. We believe that British American Tobacco benefits from its exposure to the higher-growth emerging markets and robust cash flows. Novartis is committed to research and development, which, in our view, has helped it maintain a strong products pipeline.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2013

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2013)		Six Months†	1 Yr.	5 Yr.		10 Yr.
Class A	w/o SC	12.50%	13.37%	(0.06%	)	13.06%
	w/SC2	6.01%	6.87%	(1.23%	)	12.39%
Class C3	w/o SC	12.13%	12.60%	(0.74%	)	12.26%
	w/SC4	11.13%	11.60%	(0.74%	)	12.26%
Class R5,6	w/o SC	12.27%	13.14%	(0.26%	)	12.77%
Institutional Service Class[5]	w/o SC	12.54%	13.58%	0.17%		13.35%
Institutional Class[5,7]	w/o SC	12.67%	13.78%	0.26%		13.40%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
4	A 1.00% CDSC was deducted from the six months and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
7	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

2013 Semi-Annual Report

Aberdeen International Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International All Country World (MSCI ACWI) ex USA Index and the Consumer Price Index (CPI) over a 10-year period ending April 30, 2013. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex USA Index is a free float-adjusted, market capitalization-weighted index that captures large and mid capitalization representation across 24 developed markets countries (excluding the US) including: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK; and 21 emerging markets countries including: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Asset Allocation
Common Stocks	85.1%
Preferred Stocks	9.5%
Repurchase Agreement	4.6%
Other assets in excess of liabilities	0.8%
100.0%

Top Sectors
Financials	20.6%
Consumer Staples	13.1%
Energy	12.7%
Information Technology	10.0%
Materials	9.5%
Health Care	8.8%
Industrials	8.5%
Telecommunication Services	8.2%
Utilities	3.2%
Other	5.4%
100.0%

Top Holdings*
Roche Holding AG	4.6%
British American Tobacco PLC	4.4%
Novartis AG	4.2%
Vodafone Group PLC	3.7%
Nestle SA	3.4%
Tenaris SA, ADR	3.3%
Samsung Electronics Co. Ltd., GDR, Preferred Shares	3.1%
Eni SpA	3.0%
Zurich Insurance Group AG	2.8%
Standard Chartered PLC	2.7%
Other	64.8%
100.0%

Top Countries
United Kingdom	21.6%
Switzerland	16.0%
Japan	8.1%
Italy	6.3%
Brazil	5.8%
Singapore	5.5%
Canada	4.9%
United States	4.6%
Sweden	4.6%
France	4.4%
Other	18.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2013

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (85.1%)
AUSTRALIA (1.5%)
Financials (1.5%)
QBE Insurance Group Ltd. (a)	1,276,700	$17,719,255
CANADA (4.9%)
Industrials (1.9%)
Canadian National Railway Co.	217,500	21,293,389
Materials (2.0%)
Potash Corp. of Saskatchewan, Inc.	549,700	23,134,925
Telecommunication Services (1.0%)
TELUS Corp.	310,400	11,168,793
		55,597,107
CHINA (2.6%)
Energy (1.2%)
PetroChina Co. Ltd., H Shares (a)	10,302,000	13,131,224
Telecommunication Services (1.4%)
China Mobile Ltd. (a)	1,485,285	16,345,688
		29,476,912
FRANCE (4.4%)
Consumer Staples (2.0%)
Casino Guichard-Perrachon SA (a)	215,800	23,341,779
Industrials (1.0%)
Schneider Electric SA (a)	143,100	10,909,463
Utilities (1.4%)
GDF Suez (a)	736,700	15,795,066
		50,046,308
GERMANY (1.0%)
Materials (1.0%)
Linde AG (a)	58,800	11,133,397
HONG KONG (2.5%)
Financials (2.5%)
AIA Group Ltd. (a)	4,109,800	18,282,267
Swire Pacific Ltd., Class A (a)	818,500	10,415,564
		28,697,831
ITALY (6.3%)
Energy (6.3%)
Eni SpA (a)	1,450,800	34,625,387
Tenaris SA, ADR	847,000	37,683,030
		72,308,417
JAPAN (8.1%)
Consumer Staples (1.1%)
Japan Tobacco, Inc. (a)	344,000	13,003,618
Financials (1.4%)
Daito Trust Construction Co. Ltd. (a)	165,000	15,998,566
Industrials (1.8%)
FANUC Corp. (a)	132,800	$20,046,441
Information Technology (1.3%)
Canon, Inc. (a)	425,349	15,297,462
Materials (2.5%)
Shin-Etsu Chemical Co. Ltd. (a)	424,599	28,623,232
		92,969,319
MEXICO (2.2%)
Consumer Staples (2.2%)
Fomento Economico Mexicano SAB de CV, ADR	227,398	25,784,659
SINGAPORE (5.5%)
Financials (3.4%)
City Developments Ltd. (a)	1,788,000	16,392,433
Oversea-Chinese Banking Corp. Ltd. (a)	2,512,184	22,177,514
		38,569,947
Telecommunication Services (2.1%)
Singapore Telecommunications Ltd. (a)	7,186,000	22,954,249
Singapore Telecommunications Ltd. (a)	351,000	1,118,708
		24,072,957
		62,642,904
SWEDEN (4.6%)
Financials (2.2%)
Nordea Bank AB (a)	2,106,800	25,351,169
Industrials (1.3%)
Atlas Copco AB, A Shares (a)	563,400	14,897,649
Information Technology (1.1%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	1,013,400	12,603,019
		52,851,837
SWITZERLAND (16.0%)
Consumer Staples (3.4%)
Nestle SA (a)	551,800	39,350,206
Financials (2.8%)
Zurich Insurance Group AG* (a)	115,300	32,219,618
Health Care (8.8%)
Novartis AG (a)	654,300	48,436,239
Roche Holding AG (a)	209,400	52,421,278
		100,857,517
Industrials (1.0%)
Schindler Holding AG (a)	71,400	10,714,601
		183,141,942
TAIWAN (3.9%)
Information Technology (3.9%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	7,635,000	28,336,777

See accompanying notes to financial statements.

2013 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2013 (Unaudited)

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	880,400	$16,798,032
		45,134,809
UNITED KINGDOM (21.6%)
Consumer Staples (4.4%)
British American Tobacco PLC (a)	919,300	50,961,594
Energy (4.3%)
John Wood Group PLC (a)	1,244,100	15,015,943
Royal Dutch Shell PLC, A Shares (a)	159,400	5,426,816
Royal Dutch Shell PLC, B Shares (a)	810,500	28,430,256
		48,873,015
Financials (4.5%)
HSBC Holdings PLC (a)	1,912,400	20,944,581
Standard Chartered PLC (a)	1,219,500	30,691,642
		51,636,223
Industrials (1.5%)
Weir Group PLC (The) (a)	492,300	16,888,833
Materials (1.4%)
BHP Billiton PLC (a)	560,100	15,757,170
Telecommunication Services (3.7%)
Vodafone Group PLC (a)	13,708,200	41,827,758
Utilities (1.8%)
Centrica PLC (a)	3,661,800	21,120,350
		247,064,943
Total Common Stocks		974,569,640
PREFERRED STOCKS (9.5%)
BRAZIL (5.8%)
Energy (0.9%)
Petroleo Brasileiro SA, ADR, Preferred Shares	537,000	10,723,890
Financials (2.3%)
Banco Bradesco SA, ADR, Preferred Shares	1,591,370	26,400,829
Materials (2.6%)
Vale SA, ADR, Preferred Shares	1,788,100	29,074,506
		66,199,225
REPUBLIC OF SOUTH KOREA (3.7%)
Information Technology (3.7%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (a)(b)	107,384	42,910,989
		42,910,989
Total Preferred Stocks		109,110,214
REPURCHASE AGREEMENT (4.6%)
UNITED STATES (4.6%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, repurchase price $53,027,059, collateralized by U.S. Treasury Note, maturing 02/28/2018; total market value of $54,087,638	$53,027,000	$53,027,000
Total Repurchase Agreement		53,027,000
Total Investments (Cost $941,050,782) (c)—99.2%		1,136,706,854

Other assets in excess of liabilities—0.8%		9,335,308
Net Assets—100.0%		$1,146,042,162

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Semi-Annual Report 2013

Aberdeen Latin American Equity Fund (Unaudited)

The Aberdeen Latin American Equity Fund (Class A shares at net asset value net of fees) returned 3.30% from the date of inception on March 25, 2013 through April 30, 2013, versus the 1.94% return of its benchmark, the MSCI Emerging Markets Latin America 10/40 Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Latin American Funds (consisting of 52 funds) was –0.34% for the period.

Latin American equity markets gained ground during the reporting period, outperforming the broader emerging markets asset class. Brazil was the strongest performer, while Peru lagged behind the rest of the region. Investors were cheered in part by the acceptance of Cyprus’s revised bailout terms and upbeat economic data from the U.S. However, soft demand from China and the U.S. hurt commodity prices, especially that of copper, Chile’s main export. On the economic front, a sharper-than-expected drop in Mexico’s February 2013 retail sales pointed to a slowdown in domestic consumption. In Chile, port strikes and a decline in manufacturing hurt growth in March 2013, but this was partially mitigated by the mining and retail sectors, which, in our view, remained robust. Brazil’s central bank raised its benchmark interest rate for the first time in nearly two years in a bid to combat persistently high inflation.

Aberdeen’s equity investment process

Aberdeen’s investment approach is based on bottom-up company analysis. We believe that, given the inefficiency of markets, strong long-term returns are achieved by identifying good-quality stocks, buying them at reasonable prices and holding them for the long run. In our view, sound fundamentals drive stock prices over time. As a consequence of our rigorous selection criteria, we introduce new stocks infrequently, the result of which is reflected in our portfolios’ typically low annual turnover rates. Our research process relies primarily on gathering information from meetings with company management and public filings. We prepare written analysis after each management meeting in a standard Aberdeen format used by our regional teams worldwide. Investment in a new company is made only after our investment managers have met with management, written detailed research reports and thoroughly discussed the merits of the company in a team-based setting. We do not actively seek to overweight or underweight companies in a benchmark index. Instead, we focus on each investment on its own merit. We will not own a stock due solely to its sizeable position in an index.

After the Fund was launched on March 25, 2013, the Aberdeen Emerging Markets Equity team began to position the Fund in accordance with Aberdeen’s investment process.

Outlook and portfolio positioning

At the end of the reporting period, the Fund was positioned towards companies in sectors that we believed would benefit from the growth in domestic demand in Latin America. Consequently, the Fund has overweight positions relative to the benchmark MSCI Emerging Markets Latin America 10/40 Index in the energy, consumer-related, and financials sectors. Conversely, we believe that the Fund has less exposure to those companies that are more reliant on exports and, therefore, the health of the global economy overall.

Looking ahead, we believe that Latin American stock markets will remain susceptible to shifts in global investor sentiment as well as fluctuations in commodity prices, depending on the extent of their economies’ exposure to the natural resources sector. Nonetheless, we feel that the long-term fundamentals of the asset class are unlikely to be undermined by any market volatility. In our opinion, favorable demographics, in addition to continued urbanization and industrialization, should drive domestic demand for many years to come. We believe that companies’ financial situations generally are also improving, with lower debt levels and greater emphasis on transparency. In our view, our holdings are well positioned to reduce the impact of potential market volatility moving forward.

Portfolio Management:

Aberdeen Global Emerging Markets Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stock of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2013 Semi-Annual Report

Aberdeen Latin American Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2013)		Inception†
Class A	w/o SC	3.30%
	w/SC2	(2.64%	)
Class C	w/o SC	3.20%
	w/SC3	2.20%
Class R4	w/o SC	3.20%
Institutional Service Class[4]	w/o SC	3.30%
Institutional Class[4]	w/o SC	3.30%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on March 25, 2013.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the since inception return because it is charged when you sell Class C shares within the first year after purchase.
4	Not subject to any sales charges.

Semi-Annual Report 2013

Aberdeen Latin American Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Latin American Equity Fund, the Morgan Stanley Capital International (MSCI) Emerging Markets Latin America 10/40 Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Latin America 10/40 Index represents a constrained version of the MSCI Emerging Markets Latin America Index, which is a free-float adjusted, market capitalization-weighted index that captures large and mid cap representation across 5 emerging markets countries in Latin America: Brazil, Chile, Colombia, Mexico and Peru.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Asset Allocation
Common Stocks	94.6%
Preferred Stocks	3.7%
Other assets in excess of liabilities	1.7%
100.0%

Top Sectors
Financials	27.6%
Consumer Staples	23.2%
Energy	17.0%
Materials	10.2%
Consumer Discretionary	9.5%
Industrials	8.3%
Health Care	1.6%
Information Technology	0.9%
Other	1.7%
100.0%

Top Holdings
Petroleo Brasileiro SA	9.3%
Vale SA	8.6%
Banco Bradesco SA	8.5%
Itau Unibanco Holding SA	5.1%
Grupo Financiero Banorte SAB de CV	4.3%
Fomento Economico Mexicano SAB de CV, ADR	4.2%
Lojas Renner SA	4.1%
Ultrapar Participacoes SA	4.0%
Multiplan Empreendimentos Imobiliarios SA	3.9%
Tenaris SA, ADR	3.7%
Other	44.3%
100.0%

Top Countries
Brazil	67.2%
Mexico	18.1%
Chile	6.3%
Italy	3.7%
Colombia	3.0%
Other	1.7%
100.0%

2013 Semi-Annual Report

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen Latin American Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (94.6%)
BRAZIL (65.6%)
Consumer Discretionary (7.7%)
Arezzo Industria e Comercio SA	4,500	$94,825
Cia Hering	4,300	87,472
Lojas Renner SA	5,600	212,608
		394,905
Consumer Staples (9.6%)
BRF SA	3,500	86,820
Cia de Bebidas das Americas	4,000	164,118
Natura Cosmeticos SA	5,900	147,799
Souza Cruz SA	6,300	96,732
		495,469
Energy (13.3%)
Petroleo Brasileiro SA	50,400	482,399
Ultrapar Participacoes SA	7,700	204,782
		687,181
Financials (19.2%)
Banco Bradesco SA	25,510	436,695
BM&FBovespa SA	13,000	90,121
Itau Unibanco Holding SA	15,700	265,937
Multiplan Empreendimentos Imobiliarios SA	7,000	199,810
		992,563
Health Care (1.6%)
OdontoPrev SA	16,400	81,805
Industrials (4.7%)
Localiza Rent a Car SA	4,100	72,809
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	2,600	48,225
WEG SA	3,800	50,293
Wilson Sons Ltd., BDR	5,300	73,113
		244,440
Information Technology (0.9%)
Totvs SA	2,500	47,045
Materials (8.6%)
Vale SA	26,100	445,229
		3,388,637
CHILE (4.2%)
Consumer Discretionary (1.8%)
SACI Falabella	8,000	91,475
Financials (2.4%)
Banco Santander Chile, ADR	4,700	125,208
		216,683
COLOMBIA (3.0%)
Consumer Staples (1.3%)
Almacenes Exito SA	4,000	65,575
	Shares or Principal Amount	Value
Financials (1.7%)
Bancolombia SA	5,300	$87,119
		152,694
ITALY (3.7%)
Energy (3.7%)
Tenaris SA, ADR	4,300	191,307
MEXICO (18.1%)
Consumer Staples (10.2%)
Fomento Economico Mexicano SAB de CV, ADR	1,900	215,441
Kimberly-Clark de Mexico SAB de CV, Class A	31,100	108,906
Organizacion Soriana SAB de CV, Class B	22,200	91,416
Wal-Mart de Mexico SAB de CV	35,300	111,985
		527,748
Financials (4.3%)
Grupo Financiero Banorte SAB de CV	29,200	220,041
Industrials (3.6%)
Grupo Aeroportuario del Centro Norte SAB de CV, ADR*	3,300	100,947
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	700	86,877
		187,824
		935,613
Total Common Stocks		4,884,934
PREFERRED STOCKS (3.7%)
BRAZIL (1.6%)
Materials (1.6%)
Bradespar SA, Preferred Shares	6,500	82,519
CHILE (2.1%)
Consumer Staples (2.1%)
Embotelladora Andina SA, Preferred Shares, Class A	20,000	106,168
Total Preferred Stocks		188,687
Total Investments (Cost $4,928,641) (a)—98.3%		5,073,621

Other assets in excess of liabilities—1.7%		90,166
Net Assets—100.0%		$5,163,787

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt

See accompanying notes to financial statements.

Semi-Annual Report 2013

Aberdeen Small Cap Fund (Unaudited)

The Aberdeen Small Cap Fund (Class A shares at net asset value net of fees) returned 16.78% for the six-month period ended April 30, 2013, versus 16.58% for its benchmark, the Russell 2000 Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 734 funds) was 15.74% for the period.

Major North American equity market indices posted sharp gains during the review period amid the release of generally positive U.S. economic data reports and with the support of continued accommodative monetary policy. The Russell 2000 Index, the small-cap equity market benchmark, outperformed relative to the broader-market S&P 500 Index for the period. In the first half of the period, investors appeared to react mainly to the ebb and flow of the latest developments in the U.S. “fiscal cliff” negotiations. Congress finally came to a compromise after the New Year’s Day 2013 deadline, focusing on taxation of the wealthy and the decision to delay spending cuts for two months. However, the mandate for decreases in the U.S. federal budget under “sequestration” took effect on March 1, 2013, triggering $85 billion in automatic spending cuts. On the economic front, the U.S. unemployment rate declined modestly during the review period, although we feel that job gains remain below the level needed to support steady economic growth over the long term. Gross domestic product (GDP) growth, while improving somewhat, generally has remained below its historical levels. On a more upbeat note, the U.S. housing market appears to be in recovery mode, with healthy year-over-year price gains during the reporting period and inventory declining sharply. The Federal Reserve maintained its accommodating monetary policy stance over the period. However, the minutes of the most recent Federal Open Market Committee (FOMC) meeting held in March 2013 suggested that the members favored slowing the central bank’s government bond-buying program later in 2013–and possibly ending it by the end of the year – if the employment situation continues to improve.

Overall stock selection benefited Fund performance for the semiannual period, with the financials and healthcare sectors providing the most positive relative returns. The largest individual stock contributors included building products manufacturer and distributor Gibraltar Industries; Covance, a contract research organization in the healthcare industry; and gaming property and resort operator Penn National Gaming. Shares of Gibraltar Industries rose during the period primarily on investors’ growing optimism regarding the U.S. housing market recovery, including an upturn in construction. Covance reported healthy year-over-year revenue and earnings per share (EPS) growth for the fourth quarter of 2012, benefiting largely from strength in its clinical development and central labs units. Penn National Gaming’s stock price rose following its announcement of a plan to split its gaming operations and real estate property assets into two publicly traded companies.

Fund performance was hampered mainly by stock selection in the consumer discretionary sector. The primary detractors among individual holdings were apparel retailer Ascena Retail Group; Micros Systems, a provider of software for the hospitality industry; and bearings manufacturer RBC Bearings. Ascena saw a modest year-over-year decline in same-store sales for the second quarter of its 2013 fiscal year, which included the holiday shopping season in November and December 2012. Micros Systems reported, in our view, weak results during the reporting period, as strength in the company’s UK-based Torex Retail Holdings subsidiary was offset by overall weakness in its North American and European business. RBC Bearings reported virtually flat year-over-year revenue and EPS growth in the third quarter of its 2013 fiscal year, as strength in the company’s aerospace and defense unit was offset by a decline in industrial sales driven by a slowdown in its mining and military vehicle businesses.

During the semiannual period, we established new holdings in sporting goods retailer Hibbett Sports; derivatives exchange operator CBOE Holdings; scientific instruments maker FEI Company; specialty papers producer Schweitzer-Mauduit International; MarketAxess, a provider of electronic investment trading platforms; and industrial waste management services company US Ecology.

The Fund’s exited positions during the period included, among others, apparel retailer Warnaco Group; regional bank Wintrust Financial; oil and gas company Berry Petroleum; industrial equipment manufacturer Dynamic Materials Corp.; and specialty metals producer Materion Corp. We sold the Fund’s shares in Warnaco Group on the announcement of its acquisition by PVH Corp. The sale of the Wintrust Financial holding, following a period of strong performance, was prompted by our effort to consolidate the Fund’s banking sector exposure. We exited the holding in Berry Petroleum as the company has a pending agreement to be acquired by LinnCo LLC. We closed the position in Dynamic Materials due to our concerns about demand trends and our belief that the company was facing increased competition. Finally, the sale of the Fund’s shares in Materion was attributable to our concerns regarding the company’s exposure to the communications end market, which we believe has become increasingly competitive.

Among the largest absolute stock positions at the end of the reporting period were consumer goods packaging products manufacturer Silgan Holdings, a provider of disposable food and beverage containers to consumer staples companies; minerals and specialty chemical producer Compass Minerals International; and RBC Bearings, a maker of bearings for the aerospace and industrial end markets. Silgan Holdings has leading market share in a consolidating industry and we believe has benefited from accretive acquisitions. In our view, the business is relatively sheltered from volatile raw material prices, as the vast majority of its contracts have built-in cost pass-throughs. Compass Minerals International mines salt products used for highway de-icing and also mines sulphate of potash used for agricultural applications. While the company has struggled due to relatively mild winter weather over the past several years, a late flurry of winter storms recently helped to reduce de-icing salt inventories for municipalities in the Midwest and Northeast regions of the U.S. In our view, RBC Bearings is a solid company with a focused management team. The company has indicated that it plans to use its strong balance sheet to fuel growth through acquisitions in an effort to offset a slowdown in industrial and defense.

2013 Semi-Annual Report

Aberdeen Small Cap Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Smaller company stocks are usually less stable in price and less liquid than those of larger, more established companies, and therefore carry greater risk to investors. The fund may invest in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2013

Aberdeen Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2013)		Six Months†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	16.78%	16.34%	5.46%	12.08%
	w/SC2	10.05%	9.66%	4.22%	11.42%
Class C3	w/o SC	16.34%	15.53%	4.75%	11.34%
	w/SC4	15.34%	14.53%	4.75%	11.34%
Class R5,6	w/o SC	16.70%	16.08%	5.25%	11.85%
Institutional Service Class[5]	w/o SC	16.82%	16.61%	5.81%	12.42%
Institutional Class[5,7]	w/o SC	16.98%	16.77%	5.78%	12.42%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 incorporate the performance of the predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.
4	A 1.00% CDSC was deducted from the six months and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R have been adjusted to eliminate sales charges that do not apply, but have not been adjusted to reflect lower class-level expenses, if any.
7	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

2013 Semi-Annual Report

Aberdeen Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Small Cap Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2013. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index is a small market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity universe.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Asset Allocation
Common Stocks	97.9%
Repurchase Agreement	2.1%
Liabilities in excess of other assets	–%
100.0%

Top Sectors
Financials	22.3%
Information Technology	15.2%
Industrials	14.3%
Consumer Discretionary	12.2%
Materials	11.4%
Consumer Staples	8.3%
Health Care	6.7%
Energy	2.7%
Telecommunication Services	2.5%
Utilities	2.3%
Other	2.1%
100.0%

Top Holdings*
Silgan Holdings, Inc.	3.0%
Compass Minerals International, Inc.	2.9%
RBC Bearings, Inc.	2.6%
Casey’s General Stores, Inc.	2.6%
Canadian Western Bank	2.6%
Bank of the Ozarks, Inc.	2.5%
J&J Snack Foods Corp.	2.5%
Covance, Inc.	2.5%
MICROS Systems, Inc.	2.5%
Shenandoah Telecommunications Co.	2.5%
Other	73.8%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Amounts listed as “–” are 0% or round to 0%

Semi-Annual Report 2013

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.9%)
Consumer Discretionary (12.2%)
Ascena Retail Group, Inc.*	167,884	$3,105,854
Drew Industries, Inc.	74,455	2,687,825
Ethan Allen Interiors, Inc.	67,300	1,970,544
G-III Apparel Group Ltd.*	51,100	2,077,726
Hibbett Sports, Inc.*	49,500	2,715,075
Monro Muffler Brake, Inc.	55,700	2,303,752
Penn National Gaming, Inc.*	28,240	1,653,452
		16,514,228
Consumer Staples (8.3%)
Casey’s General Stores, Inc.	60,100	3,480,391
J&J Snack Foods Corp.	45,400	3,405,908
Smithfield Foods, Inc.*	90,260	2,310,656
TreeHouse Foods, Inc.*	31,900	2,032,349
		11,229,304
Energy (2.7%)
Approach Resources, Inc.*	79,800	1,892,856
Tidewater, Inc.	33,260	1,744,487
		3,637,343
Financials (22.3%)
AMERISAFE, Inc.	84,860	2,771,528
Aspen Insurance Holdings Ltd.	73,700	2,814,603
Bank of the Ozarks, Inc.	84,160	3,444,669
Boston Private Financial Holdings, Inc.	313,900	3,025,996
Canadian Western Bank	122,700	3,466,219
CBOE Holdings, Inc.	82,200	3,084,966
Healthcare Realty Trust, Inc.	72,608	2,179,692
Jones Lang LaSalle, Inc.	27,210	2,694,334
MarketAxess Holdings, Inc.	48,001	2,031,402
Sabra Healthcare REIT, Inc.	98,604	2,940,371
Univest Corp. of Pennsylvania	94,420	1,655,183
		30,108,963
Health Care (6.7%)
Covance, Inc.*	45,600	3,399,936
IPC The Hospitalist Co., Inc.*	66,340	3,026,431
Teleflex, Inc.	33,820	2,642,356
		9,068,723
Industrials (14.3%)
Actuant Corp., Class A	97,100	3,039,230
Beacon Roofing Supply, Inc.*	68,430	2,609,236
Clean Harbors, Inc.*	28,114	1,601,655
Curtiss-Wright Corp.	58,000	1,904,720
Gibraltar Industries, Inc.*	109,051	2,039,254
RBC Bearings, Inc.*	74,042	3,561,420
US Ecology, Inc.	62,902	1,710,934
Wabtec Corp.	27,070	2,840,726
		19,307,175
	Shares or Principal Amount	Value
Information Technology (15.2%)
Advent Software, Inc.*	83,930	$2,437,327
FEI Co.	31,400	2,005,832
Heartland Payment Systems, Inc.	75,400	2,479,906
Littelfuse, Inc.	43,474	3,035,355
MICROS Systems, Inc.*	79,067	3,353,231
Solera Holdings, Inc.	36,460	2,099,367
Syntel, Inc.	48,800	3,082,696
Teradyne, Inc.*	119,900	1,971,156
		20,464,870
Materials (11.4%)
Compass Minerals International, Inc.	45,000	3,894,300
Kaiser Aluminum Corp.	51,700	3,257,100
Schweitzer-Mauduit International, Inc.	43,900	1,768,731
Silgan Holdings, Inc.	85,586	4,097,002
Worthington Industries, Inc.	73,600	2,368,448
		15,385,581
Telecommunication Services (2.5%)
Shenandoah Telecommunications Co.	203,627	3,337,447
Utilities (2.3%)
ITC Holdings Corp.	32,860	3,030,349
Total Common Stocks		132,083,983
REPURCHASE AGREEMENT (2.1%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, repurchase price $2,849,003, collateralized by U.S. Treasury Note, maturing 02/28/2018; total market value of $2,906,638	$2,849,000	2,849,000
Total Repurchase Agreement		2,849,000
Total Investments (Cost $106,242,466) (a)—100.0%		134,932,983

Liabilities in excess of other assets—0.0%		(22,198)
Net Assets—100.0%		$134,910,785

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2013 Semi-Annual Report

Aberdeen U.S. Equity Fund (Unaudited)

The Aberdeen U.S. Equity Fund (Class A shares at net asset value net of fees) returned 13.20% for the six-month period ended April 30, 2013, versus 14.42% for its benchmark, the Standard & Poor’s (S&P) 500 Index. For broader comparison, the average return of the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 943 funds) was 14.17% for the period.

Major North American equity market indices posted sharp gains during the review period amid the release of generally positive U.S. economic data reports and with the support of continued accommodative monetary policy. In the first half of the period, investors appeared to react mainly to the ebb and flow of the latest developments in the U.S. “fiscal cliff” negotiations. Congress finally came to a compromise after the New Year’s Day 2013 deadline, focusing on taxation of the wealthy and the decision to delay spending cuts for two months. However, the mandate for decreases in the U.S. federal budget under “sequestration” took effect on March 1, 2013, triggering $85 billion in automatic spending cuts. On the economic front, the U.S. unemployment rate declined modestly during the review period, although we feel that job gains remain below the level needed to support steady economic growth over the long term. Gross domestic product (GDP) growth, while improving somewhat, generally has remained below its historical levels. On a more upbeat note, the U.S. housing market appears to be in recovery mode, with healthy year-over-year price gains during the reporting period and inventory declining sharply. The Federal Reserve maintained its accommodating monetary policy stance over the period. However, the minutes of the most recent Federal Open Market Committee (FOMC) meeting held in March 2013 suggested that the members favored slowing the central bank’s government bond-buying program later in 2013–and possibly ending it by the end of the year–if the employment situation continues to improve.

Fund performance for the semiannual period was hampered mainly by stock selection in the energy, consumer discretionary and industrials sectors. The primary detractors among individual holdings were enterprise technology company EMC Corp., offshore drilling equipment provider National Oilwell Varco, and healthcare diagnostic services provider Quest Diagnostics.

EMC’s stock price declined after the company reported a deceleration in sales within VMWare, of which it is a majority owner. However, we believe that the weakness is likely to prove temporary and that the long-term business outlook remains positive. Shares of National Oilwell Varco moved lower along with those of its peers due to weakness in the global commodity markets, as well as investors’ concerns over industry capital spending levels. Quest Diagnostics saw year-over-year declines in revenue and earnings per share (EPS) during the period attributable primarily to softer customer volumes and pricing weakness, in part due to reductions in Medicare reimbursement.

Stock selection in the information technology sector, along with overall positioning in consumer staples, enhanced the Fund’s relative return for the period. The most notable individual stock contributors included packaged foods maker Kellogg, retail pharmacy store operator CVS Caremark, and healthcare services provider Aetna, as well as the absence of a position in Apple.

Kellogg’s positive results during the period were attributable mainly to relative strength in North America and Latin America. CVS Caremark experienced particular strength in its pharmacy services unit during the period and has benefited from ongoing consolidation in the industry. Aetna saw healthy revenue growth for the period driven largely by higher premiums in its commercial and Medicare business segments.

During the semiannual period, we initiated a position in membership warehouse store operator Costco. We exited the Fund’s positions in healthcare equipment maker St. Jude Medical, institutional custody and accounting services company State Street Corp., and diversified financial services company JPMorgan Chase & Co.

At the end of the reporting period, among the Fund’s largest absolute stock positions were healthcare and pharmaceutical firm Johnson & Johnson, North American grocery company Kraft Foods Group, discount apparel retailer TJX Companies, and CVS Caremark. We believe that Kraft Foods Group, which was created by Kraft Foods’ spin-off into two companies in October 2012, is a stable business that also has room to improve its costs. We feel that TJX Companies continues to benefit from its flexible business model, demographic expansion and increased consumers’ focus on value. We believe that its strong execution should enable it to perform well in any type of economic environment. CVS operates one of the largest and most profitable chains of retail pharmacy stores in the U.S. We believe that the company recently has seen particular strength in its pharmacy services unit and has benefited from continued consolidation in the industry.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stock s trade go down.

The investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2013

Aberdeen U.S. Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2013)		Six Months†	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	13.20%	14.34%	3.65%	8.43%
	w/SC2	6.68%	7.81%	2.42%	7.79%
Class C3	w/o SC	12.74%	13.42%	2.95%	7.70%
	w/SC4	11.74%	12.42%	2.95%	7.70%
Class R5,6	w/o SC	12.98%	14.01%	3.52%	8.24%
Institutional Service Class[5,7]	w/o SC	13.29%	14.52%	3.97%	8.74%
Institutional Class[5,8]	w/o SC	13.48%	14.71%	4.01%	8.76%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). After February 28, 2009, in connection with the change in name of the Fund, the Fund no longer used a growth style for investing and became diversified so that it invests in a larger number of companies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
4	A 1.00% CDSC was deducted from the six months and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what the Class R shares would have produced, because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
7	Returns before the first offering of the Institutional Service Class (October 10, 2011) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
8	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

2013 Semi-Annual Report

Aberdeen U.S. Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Equity Fund, S&P 500® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2013. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Asset Allocation
Common Stocks	98.3%
Repurchase Agreement	1.9%
Liabilities in excess of other assets	(0.2%	)
	100.0%

Top Sectors
Consumer Staples	18.3%
Information Technology	15.9%
Health Care	14.1%
Consumer Discretionary	12.8%
Financials	10.4%
Energy	9.4%
Industrials	9.4%
Materials	5.6%
Telecommunication Services	2.4%
Other	1.7%
100.0%

Top Holdings*
Johnson & Johnson	4.0%
Kraft Foods Group, Inc.	3.2%
TJX Cos., Inc.	3.0%
CVS Caremark Corp.	2.9%
PepsiCo, Inc.	2.9%
EMC Corp.	2.9%
Oracle Corp.	2.7%
Wells Fargo & Co.	2.7%
Procter & Gamble Co. (The)	2.7%
Philip Morris International, Inc.	2.6%
Other	70.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2013

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen U.S. Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.3%)
Consumer Discretionary (12.8%)
BorgWarner, Inc.*	87,204	$6,816,737
Comcast Corp., Class A	238,700	9,858,310
Staples, Inc.	539,653	7,145,006
Starwood Hotels & Resorts Worldwide, Inc.	102,534	6,615,494
Target Corp.	122,100	8,615,376
TJX Cos., Inc.	248,372	12,113,102
		51,164,025
Consumer Staples (18.3%)
Costco Wholesale Corp.	65,800	7,134,694
CVS Caremark Corp.	204,045	11,871,338
Kellogg Co.	133,843	8,705,149
Kraft Foods Group, Inc.	246,913	12,713,550
PepsiCo, Inc.	141,863	11,699,442
Philip Morris International, Inc.	107,779	10,302,595
Procter & Gamble Co. (The)	142,337	10,927,211
		73,353,979
Energy (9.4%)
Apache Corp.	54,709	4,041,901
Chevron Corp.	81,200	9,907,212
EOG Resources, Inc.	32,864	3,981,802
Exxon Mobil Corp.	79,247	7,052,191
National Oilwell Varco, Inc.	111,100	7,245,942
Schlumberger Ltd.	76,512	5,694,788
		37,923,836
Financials (10.4%)
Aflac, Inc.	185,227	10,083,758
Charles Schwab Corp. (The)	396,500	6,724,640
IntercontinentalExchange, Inc.*	49,927	8,134,606
Royal Bank of Canada	99,911	6,027,684
Wells Fargo & Co.	288,543	10,958,863
		41,929,551
Health Care (14.1%)
Aetna, Inc.	123,300	7,082,352
Baxter International, Inc.	144,310	10,082,940
Gilead Sciences, Inc.*	107,900	5,464,056
Johnson & Johnson	189,916	16,186,541
Pfizer, Inc.	352,400	10,244,268
Quest Diagnostics, Inc.	130,783	7,367,006
		56,427,163
Industrials (9.4%)
Bombardier, Inc., Class B	1,283,441	5,095,801
Canadian National Railway Co.	84,638	8,292,831
Deere & Co.	77,163	6,890,656
Emerson Electric Co.	151,902	8,432,080
United Technologies Corp.	100,638	9,187,243
		37,898,611
Information Technology (15.9%)
Alliance Data Systems Corp.*	37,322	$6,410,800
Cisco Systems, Inc.	392,500	8,211,100
Cognizant Technology Solutions Corp., Class A*	81,300	5,268,240
EMC Corp.*	516,491	11,584,893
Oracle Corp.	337,200	11,053,416
QUALCOMM, Inc.	120,800	7,443,696
Solera Holdings, Inc.	88,154	5,075,907
Visa, Inc., Class A	51,376	8,654,801
		63,702,853
Materials (5.6%)
Monsanto Co.	44,825	4,788,207
Potash Corp. of Saskatchewan, Inc.	185,868	7,825,043
Praxair, Inc.	87,205	9,967,531
		22,580,781
Telecommunication Services (2.4%)
TELUS Corp.	262,664	9,456,441
Total Common Stocks		394,437,240
REPURCHASE AGREEMENT (1.9%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, repurchase price $7,439,008, collateralized by U.S. Treasury Note, maturing 02/28/2018; total market value of $7,591,513	$7,439,000	7,439,000
Total Repurchase Agreement		7,439,000
Total Investments (Cost $314,711,408) (a)—100.2%		401,876,240

Liabilities in excess of other assets—(0.2)%		(717,739)
Net Assets—100.0%		$401,158,501

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

2013 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited)

April 30, 2013

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
Assets:
Investments, at value	$834,958,743	$47,362,672	$40,658,408	$11,300,313,486	$494,894,195
Repurchase agreements, at value	22,955,000	2,727,000	259,000	364,346,000	119,157,000

Total investments	857,913,743	50,089,672	40,917,408	11,664,659,486	614,051,195

Cash	617	112	585	652	199,280,099	*
Foreign currency, at value	662,371	75,322	21,109	1,756,045	–
Cash at broker for China A shares	–	–	98,221	–	–
Interest and dividends receivable	5,123,824	162,274	244,345	54,415,468	172,038
Receivable for capital shares issued	1,821,452	209,332	28,993	30,609,374	578,973
Receivable for investments sold	–	115,241	127,413	5,870,511	11,013,013
Unrealized appreciation on spot foreign currency exchange contracts	–	153	–	199,658	–
Receivable from adviser	–	14,660	8,238	–	74,902
Prepaid expenses and other assets	44,991	43,127	38,942	159,807	64,779

Total assets	865,566,998	50,709,893	41,485,254	11,757,671,001	825,234,999

Liabilities:
Securities sold short, at value	–	–	–	–	206,245,588
Payable for investments purchased	1,027,037	611,144	–	92,219,755	4,336,934
Accrued foreign capital gains tax	1,587,553	354,088	228	26,376,505	–
Payable for capital shares redeemed	690,453	9,645	54,001	1,861,404	466,957
Payable for brokers related expenses for securities sold short	–	–	–	–	154,669
Payable for dividends on securities sold short	–	–	–	–	123,775
Distributions payable	–	–	–	88	–
Unrealized depreciation on spot foreign currency exchange contracts	–	–	16	–	–
Accrued expenses and other payables:
Investment advisory fees	677,433	49,934	42,594	8,288,623	574,249
Administration fees	54,195	3,073	2,726	736,766	39,948
Custodian fees	21,665	3,166	4,292	232,428	714
Transfer agent fees	65,654	3,067	6,289	107,592	58,338
Printing fees	87,540	2,155	8,177	93,470	34,361
Distribution fees	369	345	13,072	130,696	23,489
Legal fees	8,425	390	512	116,553	1,080
Fund accounting fees	5,312	715	838	69,945	4,232
Administrative services fees	265	15	690	19,742	6,527
Other	16,661	17,629	17,616	31,769	15,521

Total liabilities	4,242,562	1,055,366	151,051	130,285,336	212,086,382

Net Assets	$861,324,436	$49,654,527	$41,334,203	$11,627,385,665	$613,148,617

Cost:
Investments	$754,178,679	$39,947,473	$34,836,484	$9,337,274,936	$411,236,932
Repurchase agreements	22,955,000	2,727,000	259,000	364,346,000	119,157,000
Foreign currency	661,316	75,344	20,943	1,745,708	–
Proceeds:
Securities sold short	$–	$–	$–	$–	$169,977,182
Represented by:
Capital	$773,181,692	$42,241,337	$50,486,520	$9,738,532,907	$567,435,057
Accumulated net investment income/(loss)	4,074,313	(218,268)	(130,282)	38,912,625	(9,717,600)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	4,865,921	570,444	(14,844,750)	(86,677,842)	8,042,303
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	79,202,510	7,061,014	5,822,715	1,936,617,975	47,388,857

Net Assets	$861,324,436	$49,654,527	$41,334,203	$11,627,385,665	$613,148,617

*	The cash amount reported for the Aberdeen Equity Long-Short Fund is restricted from investing as it represents the amount due to the Prime Broker relating to the open short positions at April 30, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2013

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund
Net Assets:
Class A Shares	$1,029,536	$1,051,945		$24,078,295	$443,407,540		$60,982,037
Class C Shares	199,759	161,087		9,075,717	46,060,213		11,995,106
Class R Shares	35,983	52,434		1,571,715	16,330,909		2,258,344
Institutional Service Class Shares	3,908,862	29,369		4,503,382	428,111,224		1,901,256
Institutional Class Shares	856,150,296	48,359,692		2,105,094	10,693,475,779		536,011,874

Total	$861,324,436	$49,654,527		$41,334,203	$11,627,385,665		$613,148,617

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	84,297	84,149		1,147,994	27,582,332		5,176,599
Class C Shares	16,402	13,047		446,892	2,878,152		1,455,190
Class R Shares	2,947	4,213		75,868	1,018,079		198,299
Institutional Service Class Shares	319,499	2,343		213,612	26,615,616		159,501
Institutional Class Shares	69,932,642	3,856,319		99,771	664,100,657		44,648,723

Total	70,355,787	3,960,071		1,984,137	722,194,836		51,638,312

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.21	$12.50		$20.97	$16.08	(b)	$11.78	(b)
Class C Shares (a)	$12.18	$12.35	(b)	$20.31	$16.00		$8.24
Class R Shares	$12.21	$12.45	(b)	$20.72	$16.04		$11.39
Institutional Service Class Shares	$12.23	$12.53	(b)	$21.08	$16.08		$11.92
Institutional Class Shares	$12.24	$12.54		$21.10	$16.10		$12.01
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.95	$13.26		$22.25	$17.06		$12.50
Maximum Sales Charge:
Class A Shares	5.75%	5.75%		5.75%	5.75%		5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on April 30, 2013 due to financial statement rounding and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2013

	Aberdeen European Equity Fund	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund
Assets:
Investments, at value	$5,082,542	$147,860,322	$37,527,639	$187,873,479	$1,083,679,854
Repurchase agreements, at value	–	2,479,000	163,000	5,799,000	53,027,000

Total investments	5,082,542	150,339,322	37,690,639	193,672,479	1,136,706,854

Foreign currency, at value	53,731	–	–	9,268	1,533,981
Cash	35,725	130	586	343	489
Interest and dividends receivable	30,377	1,044,028	157,272	825,154	9,145,417
Receivable for capital shares issued	–	1,536,930	66,902	1,790,558	744,831
Receivable for investments sold	–	1,390,468	–	389,873	–
Receivable from adviser	11,742	30,465	4,601	36,769	–
Prepaid expenses	–	25,397	36,293	45,092	48,880

Total assets	5,214,117	154,366,740	37,956,293	196,769,536	1,148,180,452

Liabilities:
Payable for capital shares redeemed	–	8,202	174,254	66,235	1,112,621
Payable for investments purchased	2,266	851,633	–	131,190	–
Accrued foreign capital gains tax	–	–	–	771,498	–
Unrealized depreciation on spot foreign currency exchange contracts	–	–	–	551	–
Distributions payable	–	–	–	–	4
Accrued expenses and other payables:
Investment advisory fees	3,735	109,698	21,772	184,002	727,528
Distribution fees	15	22,099	10,692	21,698	89,796
Administration fees	332	9,751	2,488	13,076	72,753
Printing fees	211	8,292	2,781	17,841	49,760
Transfer agent fees	437	39,575	10,098	5,874	16,756
Administrative services fees	–	4,955	2,679	5,360	37,065
Custodian fees	62	3,671	2,259	2,870	11,483
Legal fees	840	1,632	598	1,232	12,425
Fund accounting fees	522	1,348	568	1,347	8,099
Other	5,867	9,712	17,775	9,283	–

Total liabilities	14,287	1,070,568	245,964	1,232,057	2,138,290

Net Assets	$5,199,830	$153,296,172	$37,710,329	$195,537,479	$1,146,042,162

Cost:
Investments	$4,951,351	$126,074,037	$37,585,099	$159,677,002	$888,023,782
Repurchase agreements	–	2,479,000	163,000	5,799,000	53,027,000
Foreign currency	53,553	–	–	9,270	1,518,997
Represented by:
Capital	$5,001,600	$148,309,606	$67,359,710	$174,187,086	$1,100,900,015
Accumulated net investment income	45,675	1,338,219	100,352	324,002	12,679,711
Accumulated net realized gain/(loss) from investments and foreign currency transactions	20,705	(18,157,101)	(29,692,016)	(6,404,008)	(163,342,288)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	131,850	21,805,448	(57,717)	27,430,399	195,804,724

Net Assets	$5,199,830	$153,296,172	$37,710,329	$195,537,479	$1,146,042,162

Net Assets:
Class A Shares	$12,083	$83,073,937	$23,890,927	$97,583,714	$241,708,718
Class C Shares	10,386	5,436,730	4,667,437	2,024,353	43,991,999
Class R Shares	10,391	2,579,549	4,701,673	1,898,135	16,463,601
Institutional Service Class Shares	10,396	1,126	906,445	1,204,213	212,585,489
Institutional Class Shares	5,156,574	62,204,830	3,543,847	92,827,064	631,292,355

Total	$5,199,830	$153,296,172	$37,710,329	$195,537,479	$1,146,042,162

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2013

	Aberdeen European Equity Fund	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,163	6,148,151		1,501,672	3,353,126	15,855,614
Class C Shares	1,000	423,051		308,930	73,870	3,051,919
Class R Shares	1,000	197,492		300,361	67,636	1,126,164
Institutional Service Class Shares	1,000	83		56,173	41,348	13,671,770
Institutional Class Shares	496,000	4,594,977		219,458	3,186,598	40,453,730

Total	500,163	11,363,754		2,386,594	6,722,578	74,159,197

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.39	$13.51		$15.91	$29.10	$15.24
Class C Shares (a)	$10.39	$12.85		$15.11	$27.40	$14.41
Class R Shares	$10.39	$13.06		$15.65	$28.06	$14.62	(b)
Institutional Service Class Shares	$10.40	$13.57	(b)	$16.14	$29.12	$15.55	(b)
Institutional Class Shares	$10.40	$13.54	(b)	$16.15	$29.13	$15.61	(b)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.02	$14.33		$16.88	$30.88	$16.17
Maximum Sales Charge:
Class A Shares	5.75%	5.75%		5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on April 30, 2013 due to financial statement rounding and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2013

	Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
Assets:
Investments, at value	$5,073,621	$132,083,983	$394,437,240
Repurchase agreements, at value	–	2,849,000	7,439,000

Total investments	5,073,621	134,932,983	401,876,240

Cash	65,320	234	221
Foreign currency, at value	11,280	–	–
Receivable for investments sold	–	1,283,493	–
Interest and dividends receivable	15,170	26,114	279,173
Receivable for capital shares issued	–	39,478	20,731
Receivable from adviser	11,919	14,552	21,305
Prepaid expenses	–	33,717	23,023

Total assets	5,177,310	136,330,571	402,220,693

Liabilities:
Payable for investments purchased	–	1,032,024	–
Payable for capital shares redeemed	–	117,844	558,661
Accrued expenses and other payables:
Investment advisory fees	4,565	101,949	245,543
Transfer agent fees	319	42,184	84,923
Distribution fees	15	40,135	62,546
Printing fees	211	22,000	39,385
Administration fees	332	8,962	26,191
Administrative services fees	–	9,421	9,207
Legal fees	840	1,829	4,033
Fund accounting fees	37	1,097	2,792
Custodian fees	62	728	645
Other	7,142	41,613	28,266

Total liabilities	13,523	1,419,786	1,062,192

Net Assets	$5,163,787	$134,910,785	$401,158,501

Cost:
Investments	$4,928,641	$103,393,466	$307,272,408
Repurchase agreements	–	2,849,000	7,439,000
Foreign currency	11,283	–	–
Represented by:
Capital	$5,000,000	$555,294,817	$351,920,748
Accumulated net investment income/(loss)	27,970	(957,314)	588,700
Accumulated net realized loss from investments and foreign currency transactions	(9,165)	(448,117,235)	(38,516,736)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	144,982	28,690,517	87,165,789

Net Assets	$5,163,787	$134,910,785	$401,158,501

Net Assets:
Class A Shares	$10,325	$73,639,230	$267,027,509
Class C Shares	10,317	29,777,259	9,649,718
Class R Shares	10,322	1,888,397	289,526
Institutional Service Class Shares	10,328	1,486,017	120,191,497
Institutional Class Shares	5,122,495	28,119,882	4,000,251

Total	$5,163,787	$134,910,785	$401,158,501

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2013

	Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,000	3,978,558	23,760,469
Class C Shares	1,000	1,794,727	934,124
Class R Shares	1,000	108,988	26,829
Institutional Service Class Shares	1,000	77,227	10,273,132
Institutional Class Shares	496,000	1,463,170	341,314

Total	500,000	7,422,670	35,335,868

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.33	$18.51	$11.24
Class C Shares (a)	$10.32	$16.59	$10.33
Class R Shares	$10.32	$17.33	$10.79
Institutional Service Class Shares	$10.33	$19.24	$11.70
Institutional Class Shares	$10.33	$19.22	$11.72
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.96	$19.64	$11.93
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2013

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
INVESTMENT INCOME:
Dividend income	$8,508,516	$450,070	$290,207	$113,390,327	$4,192,004
Interest income	2,866	233	352	82,421	19,020
Foreign tax withholding	(122,564)	(34,735)	–	(8,552,434)	(34,229)
Other income	–	–	–	49,262	13,531

	8,388,818	415,568	290,559	104,969,576	4,190,326

Expenses:
Investment advisory fees	3,472,252	233,545	260,529	44,523,188	3,340,292
Administration fees	163,021	8,738	9,271	2,292,186	130,129
Distribution fees Class A	930	577	30,095	454,084	79,226
Distribution fees Class C	455	444	46,560	158,990	64,393
Distribution fees Class R	50	151	3,907	30,675	5,330
Administrative services fees Class A	–	–	1,898	116,613	21,747
Administrative services fees Class R	–	–	617	3,755	2,647
Administrative service fees Institutional Service Class	379	–	32	380,211	2,314
Transfer agent fees	313,795	10,768	36,095	2,110,937	296,871
Dividend expense for securities sold short	–	–	–	–	2,461,699
Custodian fees	128,413	12,693	9,205	1,878,618	3,450
Broker related expenses for securities sold short	–	–	–	–	1,111,159
Fund accounting fees	33,268	4,581	4,982	441,472	26,218
Registration and filing fees	41,299	64,853	35,997	148,051	47,967
Printing fees	71,021	4,946	8,106	140,636	39,547
Legal fees	13,676	667	866	195,016	12,325
Trustee fees	11,312	544	707	157,448	10,180
Audit fees	12,943	14,431	13,813	15,323	15,273
Other	21,263	3,398	4,000	227,948	18,266

Total expenses before reimbursed/waived expenses	4,284,077	360,336	466,680	53,275,151	7,689,033

Expenses reimbursed	–	(69,525)	(45,925)	–	–
Recoupment of expenses previously reimbursed	30,219	–	–	–	28,949
Expenses voluntarily reduced by Investment Adviser	–	–	–	–	(161,219)

Net expenses	4,314,296	290,811	420,755	53,275,151	7,556,763

Net Investment Income/(Loss)	4,074,522	124,757	(130,196)	51,694,425	(3,366,437)

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short	5,283,367	577,517	1,107,102	(79,100,277)	10,206,331
Realized gain/(loss) on foreign currency transactions	(172,145)	(4,098)	3,251	(1,256,756)	8,829

Net realized gain/(loss) from investments and foreign currency transactions	5,111,222	573,419	1,110,353	(80,357,033)	10,215,160

Net change in unrealized appreciation/depreciation on investment transactions	36,746,655	4,756,619	1,617,054	780,426,343	38,126,511
Net change in unrealized appreciation/depreciation on securities sold short	–	–	–	–	(12,750,497)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	9,103	(172)	(1,414)	(33,480)	–

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	36,755,758	4,756,447	1,615,640	780,392,863	25,376,014

Net realized/unrealized gain from investments and foreign currency transactions	41,866,980	5,329,866	2,725,993	700,035,830	35,591,174

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$45,941,502	$5,454,623	$2,595,797	$751,730,255	$32,224,737

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Statements of Operations (Unaudited) (continued)

For the Six Months Ended April 30, 2013

	Aberdeen European Equity Fund (a)	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund
INVESTMENT INCOME:
Dividend income	$55,377	$2,554,162	$465,890	$1,430,662	$20,593,925
Interest income	8	661	60	2,875	9,167
Foreign tax withholding	(4,224)	(154,929)	(27,219)	(57,383)	(1,640,786)
Other income	–	1,770	114	17,019	–

	51,161	2,401,664	438,845	1,393,173	18,962,306

Expenses:
Investment advisory fees	4,474	604,325	153,251	853,004	4,114,279
Administration fees	398	31,184	9,238	36,634	232,834
Distribution fees Class A	3	97,247	33,579	96,279	278,651
Distribution fees Class C	10	19,570	26,258	6,050	194,502
Distribution fees Class R	5	5,870	12,472	3,340	36,376
Administrative services fees Class A	–	43,287	11,291	13,981	62,593
Administrative services fees Class R	–	414	932	97	2,494
Administrative service fees Institutional Service Class	–	–	7	52	112,473
Transfer agent fees	342	87,905	45,806	59,358	346,397
Registration and filing fees	7,504	19,859	32,259	34,101	48,968
Custodian fees	67	13,226	3,399	30,072	66,642
Printing fees	409	8,773	5,067	18,145	57,573
Fund accounting fees	44	9,050	3,330	9,143	49,501
Audit fees	5,040	13,389	12,596	13,389	15,273
Legal fees	840	2,664	1,012	2,396	20,946
Trustee fees	18	2,141	845	1,777	17,097
Other	332	5,722	3,693	5,264	29,828

Total expenses before reimbursed/waived expenses	19,486	964,626	355,035	1,183,082	5,686,427

Expenses reimbursed	(14,000)	(4,107)	(16,550)	(113,944)	–

Net expenses	5,486	960,519	338,485	1,069,138	5,686,427

Net Investment Income	45,675	1,441,145	100,360	324,035	13,275,879

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions and securities sold short	1,953	2,000,476	1,884,590	10,519,200	6,633,143
Realized gain/(loss) on foreign currency transactions	18,752	5,311	1,877	(22,381)	43,485

Net realized gain from investments and foreign currency transactions	20,705	2,005,787	1,886,467	10,496,819	6,676,628

Net change in unrealized appreciation/depreciation on investment transactions	131,191	12,523,513	(2,833,339)	6,715,678	103,750,354
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	659	9,602	337	6,123	92,977

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	131,850	12,533,115	(2,833,002)	6,721,801	103,843,331

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	152,555	14,538,902	(946,535)	17,218,620	110,519,959

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$198,230	$15,980,047	$(846,175)	$17,542,655	$123,795,838

(a)	For the period from March 25, 2013 (commencement of operations) through April 30, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

Statements of Operations (Unaudited) (concluded)

For the Six Months Ended April 30, 2013

	Aberdeen Latin American Equity Fund (a)	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
INVESTMENT INCOME:
Dividend income	$38,889	$981,437	$3,701,362
Interest income	2	488	1,080
Foreign tax withholding	(4,428)	(5,936)	(69,947)
Other income	–	106,693	432

	34,463	1,082,682	3,632,927

Expenses:
Investment advisory fees	5,479	636,785	1,291,721
Administration fees	398	31,128	81,188
Distribution fees Class A	3	88,718	270,229
Distribution fees Class C	10	147,095	42,576
Distribution fees Class R	5	4,833	996
Administrative services fees Class A	–	26,205	29,202
Administrative services fees Class R	–	283	1
Administrative service fees Institutional Service Class	–	13	61,334
Transfer agent fees	342	147,336	120,830
Registration and filing fees	7,716	21,429	57,534
Printing fees	409	22,066	41,258
Audit fees	5,040	12,596	12,348
Fund accounting fees	44	6,408	15,298
Legal fees	840	3,091	7,324
Trustee fees	18	2,577	6,066
Custodian fees	67	2,559	4,015
Other	332	7,066	9,572

Total expenses before reimbursed/waived expenses	20,703	1,160,188	2,051,492

Expenses reimbursed	(14,210)	(84,588)	(97,089)
Reimbursement of costs by administrators	–	–	(90,537)

Net expenses	6,493	1,075,600	1,863,866

Net Investment Income	27,970	7,082	1,769,061

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short	(357)	12,359,918	11,784,503
Realized gain/(loss) on foreign currency transactions	(8,808)	440	(2,661)

Net realized gain/(loss) from investments and foreign currency transactions	(9,165)	12,360,358	11,781,842

Net change in unrealized appreciation/depreciation on investment transactions	144,980	9,602,884	28,680,697
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	2	–	1,247

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	144,982	9,602,884	28,681,944

Net realized/unrealized gain from investments and foreign currency transactions	135,817	21,963,242	40,463,786

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$163,787	$21,970,324	$42,232,847

(a)	For the period from March 25, 2013 (commencement of operations) through April 30, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Statements of Changes in Net Assets

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$4,074,522	$9,368,137	$124,757	$306,576	$(130,196)	$666,478
Net realized gain from investments and foreign currency transactions	5,111,222	7,850,300	573,419	167,648	1,110,353	4,503,961
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	36,755,758	39,686,194	4,756,447	2,482,000	1,615,640	(2,305,846)

Changes in net assets resulting from operations	45,941,502	56,904,631	5,454,623	2,956,224	2,595,797	2,864,593

Distributions to Shareholders From:
Net investment income:
Class A	(10,749)	–	(4,344)	(69)	–	(554,160)
Class C	(86)	–	(774)	–	–	(136,898)
Class R	(120)	–	(922)	(1)	–	(19,942)
Institutional Service Class	(59,065)	(50,852)	(277)	(9)	–	(82,810)
Institutional Class	(8,699,075)	(7,809,944)	(579,667)	(1,303)	–	(35,939)
Net realized gains:
Class A	(10,353)	–	(1,878)	(310)	–	–
Class C	(145)	–	(355)	(22)	–	–
Class R	(145)	–	(411)	(22)	–	–
Institutional Service Class	(56,582)	(124,060)	(109)	(23)	–	–
Institutional Class	(8,269,423)	(19,029,050)	(228,951)	(3,390)	–	–

Change in net assets from shareholder distributions	(17,105,743)	(27,013,906)	(817,688)	(5,149)	–	(829,749)

Change in net assets from capital transactions	210,953,117	154,494,085	15,461,519	25,020,915	256,507	(3,475,198)

Change in net assets	239,788,876	184,384,810	20,098,454	27,971,990	2,852,304	(1,440,354)

Net Assets:
Beginning of period	621,535,560	437,150,750	29,556,073	1,584,083	38,481,899	39,922,253

End of period	$861,324,436	$621,535,560	$49,654,527	$29,556,073	$41,334,203	$38,481,899

Accumulated net investment income/(loss) at end of period	$4,074,313	$8,768,886	$(218,268)	$242,959	$(130,282)	$(86)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund			Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012		Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$669,450	$321,936	(a)	$813,469	$54,614	$4,390,597	$10,497,286
Dividends reinvested	21,102	–		4,139	339	–	425,188
Cost of shares redeemed (b)	(17,661)	(15,299	)(a)	(10)	(34,786)	(3,701,894)	(15,565,191)

Total Class A	672,891	306,637		817,598	20,167	688,703	(4,642,717)

Class C Shares
Proceeds from shares issued	186,223	10,000	(a)	143,772	–	292,079	1,666,436
Dividends reinvested	231	–		1,129	22	–	80,546
Cost of shares redeemed (b)	–	–		(6,226)	–	(965,539)	(2,117,814)

Total Class C	186,454	10,000		138,675	22	(673,460)	(370,832)

Class R Shares
Proceeds from shares issued	25,000	10,000	(a)	89,254	85,093	995,531	660,825
Dividends reinvested	265	–		1,333	23	–	10,541
Cost of shares redeemed (b)	–	–		(111,426)	(29,400)	(717,550)	(420,017)

Total Class R	25,265	10,000		(20,839)	55,716	277,981	251,349

Institutional Service Class Shares
Proceeds from shares issued	719,963	1,270,526		14,050	2,000	100,797	1,356,558
Dividends reinvested	114,358	171,801		386	31	–	79,040
Cost of shares redeemed (b)	(812,033)	(423,992)		(1,352)	–	(441,823)	(555,212)

Total Institutional Service Class	22,288	1,018,335		13,084	2,031	(341,026)	880,386

Institutional Class Shares
Proceeds from shares issued	275,475,707	323,512,549		19,670,702	29,236,333	686,775	1,104,149
Dividends reinvested	5,606,291	8,292,378		118,323	4,693	–	13,691
Cost of shares redeemed (b)	(71,035,779)	(178,655,814)		(5,276,024)	(4,298,047)	(382,466)	(711,224)

Total Institutional Class	210,046,219	153,149,113		14,513,001	24,942,979	304,309	406,616

Change in net assets from capital transactions:	$210,953,117	$154,494,085		$15,461,519	$25,020,915	$256,507	$(3,475,198)

(a)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund			Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012		Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	56,097	29,247	(a)	68,070	5,340	213,307	549,437
Reinvested	1,767	–		367	40	–	22,192
Redeemed	(1,456)	(1,358	)(a)	(1)	(3,420)	(179,198)	(791,134)

Total Class A Shares	56,408	27,889		68,436	1,960	34,109	(219,505)

Class C Shares
Issued	15,486	896	(a)	12,465	–	14,420	88,533
Reinvested	20	–		101	3	–	4,373
Redeemed	–	–		(522)	–	(47,550)	(113,509)

Total Class C Shares	15,506	896		12,044	3	(33,130)	(20,603)

Class R Shares
Issued	2,029	896	(a)	7,838	8,052	47,627	34,464
Reinvested	22	–		119	3	–	560
Redeemed	–	–		(9,823)	(2,976)	(34,809)	(21,903)

Total Class R Shares	2,051	896		(1,866)	5,079	12,818	13,121

Institutional Service Class Shares
Issued	60,949	110,214		1,211	206	4,879	69,030
Reinvested	9,569	17,657		34	3	–	4,112
Redeemed	(67,806)	(38,971)		(111)	–	(20,912)	(28,737)

Total Institutional Service Class Shares	2,712	88,900		1,134	209	(16,033)	44,405

Institutional Class Shares
Issued	22,844,406	29,837,693		1,644,739	2,917,708	32,785	54,980
Reinvested	468,754	851,374		10,462	543	–	721
Redeemed	(5,969,326)	(16,409,461)		(449,625)	(427,633)	(18,274)	(36,451)

Total Institutional Class Shares	17,343,834	14,279,606		1,205,576	2,490,618	14,511	19,250

Total change in shares:	17,420,511	14,398,187		1,285,324	2,497,869	12,275	(163,332)

(a)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012	Period Ended April 30, 2013 (unaudited) (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$51,694,425	$101,361,844	$(3,366,437)	$(7,652,605)	$45,675
Net realized gain/(loss) from investments and foreign currency transactions	(80,357,033)	(2,745,235)	10,215,160	7,013,962	20,705
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	780,392,863	720,125,176	25,376,014	11,748,495	131,850

Changes in net assets resulting from operations	751,730,255	818,741,785	32,224,737	11,109,852	198,230

Distributions to Shareholders From:
Net investment income:
Class A	(3,017,580)	–	–	–	–
Class C	(175,925)	–	–	–	–
Class R	(94,779)	–	–	–	–
Institutional Service Class	(3,007,396)	(2,744,103)	–	–	–
Institutional Class	(93,259,387)	(63,220,634)	–	–	–
Net realized gains:
Class A	–	–	(715,656)	(920,293)	–
Class C	–	–	(203,541)	(238,771)	–
Class R	–	–	(23,468)	(21,361)	–
Institutional Service Class	–	(2,269,376)	(19,624)	(76,853)	–
Institutional Class	–	(43,737,299)	(5,267,106)	(3,875,819)	–

Change in net assets from shareholder distributions	(99,555,067)	(111,971,412)	(6,229,395)	(5,133,097)	–

Change in net assets from capital transactions	2,722,592,067	2,734,854,522	19,111,671	57,823,339	5,001,600

Change in net assets	3,374,767,255	3,441,624,895	45,107,013	63,800,094	5,199,830

Net Assets:
Beginning of period	8,252,618,410	4,810,993,515	568,041,604	504,241,510	–

End of period	$11,627,385,665	$8,252,618,410	$613,148,617	$568,041,604	$5,199,830

Accumulated net investment income/(loss) at end of period	$38,912,625	$86,773,267	$(9,717,600)	$(6,351,163)	$45,675

(a)	For the period from March 25, 2013 (commencement of operations) through April 30, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Period Ended April 30, 2013 (Unaudited) (a)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$215,219,296	$95,848,989	$5,843,672	$20,071,032	$11,600
Proceeds of shares issued in connection with fund merger	–	273,265,782	–	–	–
Dividends reinvested	2,530,494	–	596,044	780,786	–
Cost of shares redeemed (b)	(70,355,075)	(135,609,872)	(18,237,688)	(44,853,788)	–

Total Class A	147,394,715	233,504,899	(11,797,972)	(24,001,970)	11,600

Class C Shares
Proceeds from shares issued	27,918,512	4,624,040	633,538	1,385,411	10,000
Proceeds of shares issued in connection with fund merger	–	14,689,944	–	–	–
Dividends reinvested	123,241	–	84,449	92,459	–
Cost of shares redeemed (b)	(2,916,932)	(2,111,581)	(2,853,614)	(5,115,944)	–

Total Class C	25,124,821	17,202,403	(2,135,627)	(3,638,074)	10,000

Class R Shares
Proceeds from shares issued	8,533,720	3,200,360	249,115	655,809	10,000
Proceeds of shares issued in connection with fund merger	–	5,813,685	–	–	–
Dividends reinvested	65,508	–	23,468	21,362	–
Cost of shares redeemed (b)	(1,829,890)	(1,126,113)	(219,370)	(814,102)	–

Total Class R	6,769,338	7,887,932	53,213	(136,931)	10,000

Institutional Service Class Shares
Proceeds from shares issued	110,424,981	51,767,843	180,512	887,769	10,000
Dividends reinvested	2,997,504	5,012,334	19,624	76,856	–
Cost of shares redeemed (b)	(8,762,612)	(33,783,487)	(369,358)	(7,406,580)	–

Total Institutional Service Class	104,659,873	22,996,690	(169,222)	(6,441,955)	10,000

Institutional Class Shares
Proceeds from shares issued	2,908,744,732	3,011,644,097	88,250,174	211,326,252	4,960,000
Dividends reinvested	75,754,223	88,919,909	3,617,517	1,393,752	–
Cost of shares redeemed (b)	(545,855,635)	(647,301,408)	(58,706,412)	(120,677,735)	–

Total Institutional Class	2,438,643,320	2,453,262,598	33,161,279	92,042,269	4,960,000

Change in net assets from capital transactions:	$2,722,592,067	$2,734,854,522	$19,111,671	$57,823,339	$5,001,600

(a)	For the period from March 25, 2013 (commencement of operations) through April 30, 2013.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Period Ended April 30, 2013 (Unaudited) (a)
SHARE TRANSACTIONS:
Class A Shares
Issued	13,655,284	6,726,716	505,762	1,790,646	1,163
Issued in connection with fund merger	–	20,900,508	–	–	–
Reinvested	160,564	–	52,608	71,175	–
Redeemed	(4,505,739)	(9,355,001)	(1,590,082)	(4,007,145)	–

Total Class A Shares	9,310,109	18,272,223	(1,031,712)	(2,145,324)	1,163

Class C Shares
Issued	1,764,069	317,602	78,700	174,193	1,000
Issued in connection with fund merger	–	1,123,548	–	–	–
Reinvested	7,835	–	10,622	11,869	–
Redeemed	(186,416)	(148,486)	(352,673)	(644,409)	–

Total Class C Shares	1,585,488	1,292,664	(263,351)	(458,347)	1,000

Class R Shares
Issued	542,147	225,845	22,298	60,051	1,000
Issued in connection with fund merger	–	444,655	–	–	–
Reinvested	4,159	–	2,139	2,000	–
Redeemed	(116,365)	(82,362)	(19,760)	(74,743)	–

Total Class R Shares	429,941	588,138	4,677	(12,692)	1,000

Institutional Service Class Shares
Issued	7,075,301	3,843,252	15,471	77,514	1,000
Reinvested	190,077	398,120	1,711	6,924	–
Redeemed	(560,839)	(2,514,302)	(31,984)	(651,444)	–

Total Institutional Service Class Shares	6,704,539	1,727,070	(14,802)	(567,006)	1,000

Institutional Class Shares
Issued	184,792,691	215,840,887	7,543,139	18,531,177	496,000
Reinvested	4,803,692	7,068,355	313,749	125,224	–
Redeemed	(34,959,058)	(46,406,255)	(5,031,089)	(10,634,829)	–

Total Institutional Class Shares	154,637,325	176,502,987	2,825,799	8,021,572	496,000

Total change in shares:	172,667,402	198,383,082	1,520,611	4,838,203	500,163

(a)	For the period from March 25, 2013 (commencement of operations) through April 30, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,441,145	$1,131,616	$100,360	$500,189	$324,035	$371,674
Net realized gain from investments and foreign currency transactions	2,005,787	620,684	1,886,467	1,687,087	10,496,819	1,031,503
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	12,533,115	5,435,071	(2,833,002)	(1,737,883)	6,721,801	10,388,623

Changes in net assets resulting from operations	15,980,047	7,187,371	(846,175)	449,393	17,542,655	11,791,800

Distributions to Shareholders From:
Net investment income:
Class A	(137,654)	(625,637)	(77,648)	(320,791)	(99,652)	(803,572)
Class C	(773)	(47,202)	(10,148)	(47,903)	(709)	(2,143)
Class R	(2,707)	(26,263)	(12,710)	(47,105)	(1,522)	(2,552)
Institutional Service Class	(3)	(16)	(3,558)	(18,242)	(64)	(677)
Institutional Class	(109,915)	(248,106)	(19,670)	(91,666)	(152,835)	(63,209)

Change in net assets from shareholder distributions	(251,052)	(947,224)	(123,734)	(525,707)	(254,782)	(872,153)

Change in net assets from capital transactions	15,925,619	76,398,285	(9,219,185)	(12,522,093)	92,236,984	20,627,524

Change in net assets	31,654,614	82,638,432	(10,189,094)	(12,598,407)	109,524,857	31,547,171

Net Assets:
Beginning of period	121,641,558	39,003,126	47,899,423	60,497,830	86,012,622	54,465,451

End of period	$153,296,172	$121,641,558	$37,710,329	$47,899,423	$195,537,479	$86,012,622

Accumulated net investment income at end of period	$1,338,219	$148,126	$100,352	$123,726	$324,002	$254,749

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012

CATPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,613,278	$45,565,609	$2,196,810	$4,862,902	$37,143,143	$6,187,053
Proceeds of shares issued in connection with fund merger	–	9,987,808	–	–	–	–
Dividends reinvested	131,961	577,767	64,084	262,990	95,044	762,623
Cost of shares redeemed (a)	(10,820,984)	(9,258,017)	(6,667,441)	(11,137,006)	(9,403,861)	(6,754,755)

Total Class A	(3,075,745)	46,873,167	(4,406,547)	(6,011,114)	27,834,326	194,921

Class C Shares
Proceeds from shares issued	2,107,180	263,495	537,355	621,287	1,454,308	285,489
Proceeds of shares issued in connection with fund merger	–	1,499,261	–	–	–	–
Dividends reinvested	379	24,261	5,315	23,417	574	759
Cost of shares redeemed (a)	(480,969)	(1,218,708)	(1,528,559)	(3,216,824)	(97,784)	(60,810)

Total Class C	1,626,590	568,309	(985,889)	(2,572,120)	1,357,098	225,438

Class R Shares
Proceeds from shares issued	510,758	1,611,869	917,723	3,083,959	1,785,543	266,933
Proceeds of shares issued in connection with fund merger	–	392,197	–	–	–	–
Dividends reinvested	650	2,273	2,346	8,581	1,042	2,374
Cost of shares redeemed (a)	(477,648)	(444,298)	(1,369,971)	(3,490,512)	(543,166)	(19,370)

Total Class R	33,760	1,562,041	(449,902)	(397,972)	1,243,419	249,937

Institutional Service Class Shares
Proceeds from shares issued	–	–	5,782	27,858	1,132,718	5,587
Proceeds of shares issued in connection with fund merger	–	871	–	–	–	–
Dividends reinvested	3	16	3,433	17,578	64	677
Cost of shares redeemed (a)	–	–	(236,276)	(450,423)	(14,680)	(2,435)

Total Institutional Service Class	3	887	(227,061)	(404,987)	1,118,102	3,829

Institutional Class Shares
Proceeds from shares issued	23,906,815	27,196,254	477,402	2,536,787	82,680,822	19,951,015
Proceeds of shares issued in connection with fund merger	–	61,984	–	–	–	–
Dividends reinvested	109,169	240,213	16,140	73,664	131,299	63,210
Cost of shares redeemed (a)	(6,674,973)	(104,570)	(3,643,328)	(5,746,351)	(22,128,082)	(60,826)

Total Institutional Class	17,341,011	27,393,881	(3,149,786)	(3,135,900)	60,684,039	19,953,399

Change in net assets from capital transactions:	$15,925,619	$76,398,285	$(9,219,185)	$(12,522,093)	$92,236,984	$20,627,524

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	591,095	3,925,267	135,273	294,383	1,358,518	252,194
Issued in connection with fund merger	–	935,266	–	–	–	–
Reinvested	10,473	50,825	3,832	16,938	3,557	38,093
Redeemed	(856,945)	(794,999)	(410,218)	(691,624)	(347,206)	(295,263)

Total Class A Shares	(255,377)	4,116,359	(271,113)	(380,303)	1,014,869	(4,976)

Class C Shares
Issued	170,207	24,134	34,678	40,275	56,370	12,348
Issued in connection with fund merger	–	146,942	–	–	–	–
Reinvested	32	2,234	334	1,607	23	40
Redeemed	(39,860)	(109,891)	(98,934)	(208,118)	(3,779)	(2,865)

Total Class C Shares	130,379	63,419	(63,922)	(166,236)	52,614	9,523

Class R Shares
Issued	41,655	141,987	57,223	191,684	67,588	11,909
Issued in connection with fund merger	–	37,943	–	–	–	–
Reinvested	53	208	143	565	40	123
Redeemed	(39,295)	(40,221)	(85,904)	(218,368)	(19,901)	(912)

Total Class R Shares	2,413	139,917	(28,538)	(26,119)	47,727	11,120

Institutional Service Class Shares
Issued	–	–	354	1,674	40,102	246
Issued in connection with fund merger	–	82	–	–	–	–
Reinvested	–	1	203	1,102	3	33
Redeemed	–	–	(14,387)	(27,932)	(509)	(98)

Total Institutional Service Class Shares	–	83	(13,830)	(25,156)	39,596	181

Institutional Class Shares
Issued	1,843,420	2,296,669	28,641	154,048	3,027,785	785,867
Issued in connection with fund merger	–	5,802	–	–	–	–
Reinvested	8,665	21,145	951	4,627	4,914	3,162
Redeemed	(512,465)	(8,993)	(220,048)	(354,039)	(780,341)	(2,545)

Total Institutional Class Shares	1,339,620	2,314,623	(190,456)	(195,364)	2,252,358	786,484

Total change in shares:	1,217,035	6,634,401	(567,859)	(793,178)	3,407,164	802,332

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Period Ended April 30, 2013 (Unaudited) (a)	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	13,275,879	18,998,183	27,970	7,082	(811,156)
Net realized gain/(loss) from investments and foreign currency transactions	6,676,628	14,605,696	(9,165)	12,360,358	12,861,600
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	103,843,331	6,218,921	144,982	9,602,884	7,798,188

Changes in net assets resulting from operations	123,795,838	39,822,800	163,787	21,970,324	19,848,632

Distributions to Shareholders From:
Net investment income:
Class A	(377,299)	(4,358,357)	–	–	–
Class C	(26,309)	(558,655)	–	–	–
Class R	(17,657)	(200,352)	–	–	–
Institutional Service Class	(473,366)	(5,107,636)	–	–	–
Institutional Class	(1,341,056)	(7,937,092)	–	–	–

Change in net assets from shareholder distributions	(2,235,687)	(18,162,092)	–	–	–

Change in net assets from capital transactions	109,992,462	461,392,821	5,000,000	(27,431,366)	(60,591,347)

Change in net assets	231,552,613	483,053,529	5,163,787	(5,461,042)	(40,742,715)

Net Assets:
Beginning of period	914,489,549	431,436,020	–	140,371,827	181,114,542

End of period	$1,146,042,162	$914,489,549	$5,163,787	$134,910,785	$140,371,827

Accumulated net investment income/(loss) at end of period	$12,679,711	$1,639,519	$27,970	$(957,314)	$(964,396)

(a)	For the period from March 25, 2013 (commencement of operations) through April 30, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Period Ended April 30, 2013 (Unaudited) (a)	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$49,085,544	$135,244,292	$10,000	$3,893,719	$6,661,524
Dividends reinvested	297,304	3,687,464	–	–	–
Cost of shares redeemed (b)	(34,406,127)	(103,049,148)	–	(11,573,265)	(38,775,463)

Total Class A	14,976,721	35,882,608	10,000	(7,679,546)	(32,113,939)

Class C Shares
Proceeds from shares issued	6,978,011	12,781,075	10,000	390,718	1,037,027
Dividends reinvested	16,259	340,514	–	–	–
Cost of shares redeemed (b)	(3,229,561)	(6,875,095)	–	(4,841,309)	(10,537,803)

Total Class C	3,764,709	6,246,494	10,000	(4,450,591)	(9,500,776)

Class R Shares
Proceeds from shares issued	6,620,664	5,739,966	10,000	242,454	666,174
Dividends reinvested	11,857	162,918	–	–	–
Cost of shares redeemed (b)	(3,359,445)	(5,143,855)	–	(842,248)	(2,127,762)

Total Class R	3,273,076	759,029	10,000	(599,794)	(1,461,588)

Institutional Service Class Shares
Proceeds from shares issued	26,377,894	46,489,529	10,000	1,359,126	3,523,220
Proceeds of shares issued in connection with fund merger	–	3,627,994	–	–	–
Dividends reinvested	459,128	4,953,125	–	–	–
Cost of shares redeemed (b)	(30,095,086)	(91,937,452)	–	(13,461,720)	(8,604,558)

Total Institutional Service Class	(3,258,064)	(36,866,804)	10,000	(12,102,594)	(5,081,338)

Institutional Class Shares
Proceeds from shares issued	121,144,040	200,411,866	4,960,000	4,233,067	9,366,663
Proceeds of shares issued in connection with fund merger	–	280,728,000	–	–	–
Dividends reinvested	1,308,615	7,717,584	–	–	–
Cost of shares redeemed (b)	(31,216,635)	(33,485,956)	–	(6,831,908)	(21,800,369)

Total Institutional Class	91,236,020	455,371,494	4,960,000	(2,598,841)	(12,433,706)

Change in net assets from capital transactions:	$109,992,462	$461,392,821	$5,000,000	$(27,431,366)	$(60,591,347)

(a)	For the period from March 25, 2013 (commencement of operations) through April 30, 2013.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Period Ended April 30, 2013 (Unaudited) (a)	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	3,448,636	10,171,984	1,000	227,567	435,687
Reinvested	20,790	284,349	–	–	–
Redeemed	(2,391,829)	(7,867,429)	–	(676,984)	(2,564,079)

Total Class A Shares	1,077,597	2,588,904	1,000	(449,417)	(2,128,392)

Class C Shares
Issued	511,257	1,009,482	1,000	25,270	76,576
Reinvested	1,199	27,667	–	–	–
Redeemed	(239,756)	(551,569)	–	(316,090)	(770,451)

Total Class C Shares	272,700	485,580	1,000	(290,820)	(693,875)

Class R Shares
Issued	483,217	449,766	1,000	15,040	46,660
Reinvested	864	13,029	–	–	–
Redeemed	(243,139)	(409,993)	–	(53,788)	(151,483)

Total Class R Shares	240,942	52,802	1,000	(38,748)	(104,823)

Institutional Service Class Shares
Issued	1,856,199	3,477,179	1,000	75,980	224,176
Issued in connection with fund merger	–	261,566	–	–	–
Reinvested	31,490	373,979	–	–	–
Redeemed	(2,060,052)	(6,861,026)	–	(721,903)	(537,932)

Total Institutional Service Class Shares	(172,363)	(2,748,302)	1,000	(645,923)	(313,756)

Institutional Class Shares
Issued	8,288,097	14,852,403	496,000	235,744	593,978
Issued in connection with fund merger	–	20,173,328	–	–	–
Reinvested	89,509	576,714	–	–	–
Redeemed	(2,140,396)	(2,476,398)	–	(375,944)	(1,406,463)

Total Institutional Class Shares	6,237,210	33,126,047	496,000	(140,200)	(812,485)

Total change in shares:	7,656,086	33,505,031	500,000	(1,565,108)	(4,053,331)

(a)	For the period from March 25, 2013 (commencement of operations) through April 30, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,769,061	$2,998,321
Net realized gain from investments and foreign currency transactions	11,781,842	21,387,840
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	28,681,944	10,296,229

Changes in net assets resulting from operations	42,232,847	34,682,390

Distributions to Shareholders From:
Net investment income:
Class A	(819,746)	(1,285,812)
Class C	(15,054)	(12,112)
Class R	(1,357)	(2,432)
Institutional Service Class	(588,211)	(1,011,527)
Institutional Class	(15,871)	(28,752)

Change in net assets from shareholder distributions	(1,440,239)	(2,340,635)

Change in net assets from capital transactions	47,101,193	(51,803,585)

Change in net assets	87,893,801	(19,461,830)

Net Assets:
Beginning of period	313,264,700	332,726,530

End of period	$401,158,501	$313,264,700

Accumulated net investment income at end of period	$588,700	$259,878

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,494,343	$3,273,818
Proceeds of shares issued in connection with fund merger	67,631,922	–
Dividends reinvested	722,516	1,131,920
Cost of shares redeemed (a)	(17,420,595)	(32,400,026)

Total Class A	54,428,186	(27,994,288)

Class C Shares
Proceeds from shares issued	374,604	302,298
Proceeds of shares issued in connection with fund merger	1,714,810	–
Dividends reinvested	6,000	4,541
Cost of shares redeemed (a)	(1,340,198)	(2,629,490)

Total Class C	755,216	(2,322,651)

Class R Shares
Proceeds from shares issued	91,598	85,452
Dividends reinvested	9	11
Cost of shares redeemed (a)	(265,775)	(595,673)

Total Class R	(174,168)	(510,210)

Institutional Service Class Shares
Proceeds from shares issued	906,724	2,555,797
Dividends reinvested	563,785	972,875
Cost of shares redeemed (a)	(10,404,770)	(23,390,023)

Total Institutional Service Class	(8,934,261)	(19,861,351)

Institutional Class Shares
Proceeds from shares issued	1,684,992	1,182,659
Dividends reinvested	12,982	22,221
Cost of shares redeemed (a)	(671,754)	(2,319,965)

Total Institutional Class	1,026,220	(1,115,085)

Change in net assets from capital transactions:	$47,101,193	$(51,803,585)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Statements of Changes in Net Assets (concluded)

	Aberdeen U.S. Equity Fund
	Six Months Ended April 30, 2013 (unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	329,438	342,739
Issued in connection with fund merger	6,235,828	–
Reinvested	68,862	119,149
Redeemed	(1,645,778)	(3,391,191)

Total Class A Shares	4,988,350	(2,929,303)

Class C Shares
Issued	38,429	35,284
Issued in connection with fund merger	171,858	–
Reinvested	628	535
Redeemed	(137,105)	(298,707)

Total Class C Shares	73,810	(262,888)

Class R Shares
Issued	8,813	9,466
Reinvested	1	1
Redeemed	(25,428)	(65,739)

Total Class R Shares	(16,614)	(56,272)

Institutional Service Class Shares
Issued	81,354	261,098
Reinvested	51,596	98,229
Redeemed	(954,300)	(2,361,104)

Total Institutional Service Class Shares	(821,350)	(2,001,777)

Institutional Class Shares
Issued	151,805	121,851
Reinvested	1,188	2,236
Redeemed	(60,628)	(229,463)

Total Institutional Class Shares	92,365	(105,376)

Total change in shares:	4,316,561	(5,355,616)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013*	$11.73	$0.06	$0.75	$0.81	$(0.17)	$(0.16)	$(0.33)	$–	$12.21
Period Ended October 31, 2012(g)	11.26	0.01	0.46	0.47	–	–	–	–	11.73
Class C Shares
Six Months Ended April 30, 2013*	11.66	0.08	0.70	0.78	(0.10)	(0.16)	(0.26)	–	12.18
Period Ended October 31, 2012(g)	11.26	0.12	0.28	0.40	–	–	–	–	11.66
Class R Shares
Six Months Ended April 30, 2013*	11.70	0.10	0.70	0.80	(0.13)	(0.16)	(0.29)	–	12.21
Period Ended October 31, 2012(g)	11.26	0.15	0.29	0.44	–	–	–	–	11.70
Institutional Service Class Shares
Six Months Ended April 30, 2013*	11.73	0.05	0.78	0.83	(0.17)	(0.16)	(0.33)	–	12.23
Year Ended October 31, 2012	11.34	0.22	0.96	1.18	(0.23)	(0.56)	(0.79)	–	11.73
Year Ended October 31, 2011	11.81	0.23	(0.60)	(0.37)	(0.09)	(0.01)	(0.10)	–	11.34
Period Ended October 31, 2010(h)	10.00	0.21	1.60	1.81	–	–	–	–	11.81
Institutional Class Shares
Six Months Ended April 30, 2013*	11.74	0.07	0.76	0.83	(0.17)	(0.16)	(0.33)	–	12.24
Year Ended October 31, 2012	11.34	0.22	0.97	1.19	(0.23)	(0.56)	(0.79)	–	11.74
Year Ended October 31, 2011	11.82	0.24	(0.62)	(0.38)	(0.09)	(0.01)	(0.10)	–	11.34
Period Ended October 31, 2010(h)	10.00	0.23	1.59	1.82	–	–	–	–	11.82

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

6.98%	$1,030	1.50%	1.07%	1.50%	3.77%
4.17%	327	1.45%	0.19%	1.46%	21.73%

6.72%	200	2.25%	1.42%	2.25%	3.77%
3.55%	10	2.18%	1.56%	2.19%	21.73%

6.94%	36	1.75%	1.64%	1.75%	3.77%
3.91%	10	1.69%	2.05%	1.70%	21.73%

7.16%	3,909	1.25%	0.91%	1.25%	3.77%
11.83%	3,717	1.24%	2.00%	1.25%	21.73%
(3.20%)	2,584	1.23%	1.95%	1.23%	25.31%
18.10%	2,989	1.23%	1.94%	1.76%	1.15%

7.16%	856,150	1.25%	1.18%	1.25%	3.77%
11.92%	617,471	1.22%	2.01%	1.23%	21.73%
(3.28%)	434,567	1.23%	2.04%	1.23%	25.31%
18.20%	351,085	1.24%	2.23%	1.30%	1.15%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.
(h)	For the period from November 16, 2009 (commencement of operations) through October 31, 2010.

2013 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific Smaller Companies Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013*	$11.01	$0.04	$1.74	$1.78	$(0.20)	$(0.09)	$(0.29)	$–	$12.50
Year Ended October 31, 2012	8.95	0.15	1.93	2.08	–	(0.02)	(0.02)	–	11.01
Period Ended October 31, 2011(g)	10.00	0.01	(1.06)	(1.05)	–	–	–	–	8.95
Class C Shares
Six Months Ended April 30, 2013*	10.90	–	1.73	1.73	(0.19)	(0.09)	(0.28)	–	12.35
Year Ended October 31, 2012	8.93	0.06	1.93	1.99	–	(0.02)	(0.02)	–	10.90
Period Ended October 31, 2011(g)	10.00	0.01	(1.08)	(1.07)	–	–	–	–	8.93
Class R Shares
Six Months Ended April 30, 2013*	10.98	0.01	1.74	1.75	(0.19)	(0.09)	(0.28)	–	12.45
Year Ended October 31, 2012	8.94	0.05	2.01	2.06	–	(0.02)	(0.02)	–	10.98
Period Ended October 31, 2011(g)	10.00	0.02	(1.08)	(1.06)	–	–	–	–	8.94
Institutional Service Class Shares
Six Months Ended April 30, 2013*	11.05	0.04	1.75	1.79	(0.22)	(0.09)	(0.31)	–	12.53
Year Ended October 31, 2012	8.96	0.16	1.96	2.12	(0.01)	(0.02)	(0.03)	–	11.05
Period Ended October 31, 2011(g)	10.00	0.04	(1.08)	(1.04)	–	–	–	–	8.96
Institutional Class Shares
Six Months Ended April 30, 2013*	11.05	0.04	1.76	1.80	(0.22)	(0.09)	(0.31)	–	12.54
Year Ended October 31, 2012	8.96	0.18	1.94	2.12	(0.01)	(0.02)	(0.03)	–	11.05
Period Ended October 31, 2011(g)	10.00	0.04	(1.08)	(1.04)	–	–	–	–	8.96

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific Smaller Companies Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

16.37%		$1,052	1.83%	0.75%	2.23%	8.58%
23.41%		173	1.95%	1.49%	2.83%	9.52%
(10.50%)		123	1.95%	0.43%	19.61%	1.68%

16.05	%(h)	161	2.58%	(0.05%)	2.97%	8.58%
22.38	%(h)	11	2.70%	0.65%	3.58%	9.52%
(10.70%)		9	2.70%	0.19%	20.48%	1.68%

16.17	%(h)	52	2.13%	0.09%	2.50%	8.58%
23.16%		67	2.39%	0.48%	3.26%	9.52%
(10.60%)		9	2.20%	0.69%	19.98%	1.68%

16.41	%(h)	29	1.61%	0.76%	2.00%	8.58%
23.77	%(h)	13	1.70%	1.65%	2.58%	9.52%
(10.40%)		9	1.70%	1.19%	19.48%	1.68%

16.50%		48,360	1.61%	0.70%	2.00%	8.58%
23.77%		29,292	1.70%	1.78%	2.58%	9.52%
(10.40%)		1,434	1.70%	1.19%	19.48%	1.68%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from June 28, 2011 (commencement of operations) through October 31, 2011.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2013 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013*(f)	$19.64	$(0.05)	$1.38	$1.33	$–	$–	$–	$–	$–	$20.97
Year Ended October 31, 2012(f)	18.81	0.35	0.88	1.23	(0.41)	–	–	(0.41)	0.01	19.64
Year Ended October 31, 2011(f)	20.66	0.21	(1.91)	(1.70)	(0.16)	–	–	(0.16)	0.01	18.81
Year Ended October 31, 2010(f)	16.40	0.14	4.21	4.35	(0.09)	–	–	(0.09)	–	20.66
Year Ended October 31, 2009	9.92	0.12	6.50	6.62	(0.12)	–	(0.02)	(0.14)	–	16.40
Year Ended October 31, 2008	37.00	0.10	(19.99)	(19.89)	(0.12)	(5.95)	(1.12)	(7.19)	–	9.92
Class C Shares
Six Months Ended April 30, 2013*(f)	19.09	(0.13)	1.35	1.22	–	–	–	–	–	20.31
Year Ended October 31, 2012(f)	18.30	0.19	0.87	1.06	(0.28)	–	–	(0.28)	0.01	19.09
Year Ended October 31, 2011(f)	20.09	0.02	(1.80)	(1.78)	(0.02)	–	–	(0.02)	0.01	18.30
Year Ended October 31, 2010(f)	15.97	0.01	4.11	4.12	–	–	–	–	–	20.09
Year Ended October 31, 2009	9.69	0.04	6.31	6.35	(0.05)	–	(0.02)	(0.07)	–	15.97
Year Ended October 31, 2008	36.42	(0.11)	(19.53)	(19.64)	(0.02)	(5.95)	(1.12)	(7.09)	–	9.69
Class R Shares
Six Months Ended April 30, 2013*(f)	19.43	(0.07)	1.36	1.29	–	–	–	–	–	20.72
Year Ended October 31, 2012(f)	18.62	0.26	0.89	1.15	(0.35)	–	–	(0.35)	0.01	19.43
Year Ended October 31, 2011(f)	20.46	0.14	(1.88)	(1.74)	(0.11)	–	–	(0.11)	0.01	18.62
Year Ended October 31, 2010(f)	16.26	0.17	4.10	4.27	(0.07)	–	–	(0.07)	–	20.46
Year Ended October 31, 2009	9.85	0.09	6.45	6.54	(0.11)	–	(0.02)	(0.13)	–	16.26
Year Ended October 31, 2008	36.78	–	(19.78)	(19.78)	(0.09)	(5.94)	(1.12)	(7.15)	–	9.85
Institutional Service Class Shares
Six Months Ended April 30, 2013*(f)	19.72	(0.03)	1.39	1.36	–	–	–	–	–	21.08
Year Ended October 31, 2012(f)	18.88	0.38	0.91	1.29	(0.46)	–	–	(0.46)	0.01	19.72
Year Ended October 31, 2011(f)	20.73	0.22	(1.87)	(1.65)	(0.21)	–	–	(0.21)	0.01	18.88
Year Ended October 31, 2010(f)	16.44	0.18	4.25	4.43	(0.14)	–	–	(0.14)	–	20.73
Year Ended October 31, 2009	9.94	0.10	6.57	6.67	(0.15)	–	(0.02)	(0.17)	–	16.44
Year Ended October 31, 2008	37.11	0.08	(19.98)	(19.90)	(0.21)	(5.94)	(1.12)	(7.27)	–	9.94
Institutional Class Shares
Six Months Ended April 30, 2013*(f)	19.74	(0.02)	1.38	1.36	–	–	–	–	–	21.10
Year Ended October 31, 2012(f)	18.90	0.39	0.90	1.29	(0.46)	–	–	(0.46)	0.01	19.74
Year Ended October 31, 2011(f)	20.74	0.25	(1.89)	(1.64)	(0.21)	–	–	(0.21)	0.01	18.90
Year Ended October 31, 2010(f)	16.49	0.18	4.21	4.39	(0.14)	–	–	(0.14)	–	20.74
Year Ended October 31, 2009	9.97	0.31	6.37	6.68	(0.14)	–	(0.02)	(0.16)	–	16.49
Year Ended October 31, 2008	37.18	0.20	(20.14)	(19.94)	(0.21)	(5.94)	(1.12)	(7.27)	–	9.97

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

6.77%	$24,078	1.89%	(0.48%)	2.11%	9.09%
6.68%	21,882	1.90%	1.81%	2.13%	21.42%
(8.20%)	25,086	1.89%	1.02%	2.12%	20.44%
26.58%	27,216	1.88%	0.77%	2.18%	27.91%
66.96%	20,812	1.86%	1.00%	2.75%	103.66%
(64.82%)	13,461	1.82%	0.47%	2.06%	122.49%

6.39%	9,076	2.62%	(1.26%)	2.84%	9.09%
5.90%	9,164	2.62%	1.02%	2.85%	21.42%
(8.78%)	9,161	2.62%	0.11%	2.84%	20.44%
25.74%	14,438	2.62%	0.03%	2.90%	27.91%
65.61%	15,622	2.62%	0.20%	3.46%	103.66%
(65.08%)	7,261	2.56%	(0.32%)	2.79%	122.49%

6.64%	1,572	2.20%	(0.66%)	2.42%	9.09%
6.32%	1,225	2.24%	1.36%	2.47%	21.42%
(8.44%)	930	2.20%	0.71%	2.43%	20.44%
26.30%	578	2.12%	0.95%	2.43%	27.91%
66.59%	151	2.10%	0.82%	2.96%	103.66%
(64.88%)	61	2.06%	0.19%	2.23%	122.49%

6.90%	4,503	1.62%	(0.28%)	1.84%	9.09%
6.99%	4,529	1.62%	1.99%	1.85%	21.42%
(7.92%)	3,498	1.62%	1.08%	1.84%	20.44%
27.00%	5,138	1.62%	1.03%	1.91%	27.91%
67.29%	4,814	1.62%	1.24%	2.53%	103.66%
(64.72%)	4,058	1.56%	0.55%	1.78%	122.49%

6.89%	2,105	1.62%	(0.18%)	1.84%	9.09%
6.99%	1,683	1.62%	2.01%	1.85%	21.42%
(7.91%)	1,247	1.62%	1.20%	1.84%	20.44%
26.73%	1,448	1.62%	0.98%	1.87%	27.91%
67.25%	3,391	1.62%	1.30%	2.57%	103.66%
(64.71%)	6,086	1.56%	0.86%	1.86%	122.49%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2013 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Inves- tments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redem- ption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013*	$15.00	$0.06	$1.17	$1.23	$(0.15)	$–	$(0.15)	$–	$16.08
Period Ended October 31, 2012(g)	13.07	0.09	1.84	1.93	–	–	–	–	15.00
Class C Shares
Six Months Ended April 30, 2013*	14.95	0.03	1.14	1.17	(0.12)	–	(0.12)	–	16.00
Period Ended October 31, 2012(g)	13.07	0.05	1.83	1.88	–	–	–	–	14.95
Class R Shares
Six Months Ended April 30, 2013*	14.98	0.05	1.16	1.21	(0.15)	–	(0.15)	–	16.04
Period Ended October 31, 2012(g)	13.07	0.08	1.83	1.91	–	–	–	–	14.98
Institutional Service Class Shares
Six Months Ended April 30, 2013*	14.99	0.07	1.16	1.23	(0.14)	–	(0.14)	–	16.08
Year Ended October 31, 2012	13.68	0.18	1.40	1.58	(0.15)	(0.12)	(0.27)	–	14.99
Year Ended October 31, 2011	14.29	0.22	(0.70)	(0.48)	(0.13)	–	(0.13)	–	13.68
Period Ended October 31, 2010(h)	11.65	0.08	2.78	2.86	(0.22)	–	(0.22)	–	14.29
Institutional Class Shares
Six Months Ended April 30, 2013*	15.02	0.08	1.17	1.25	(0.17)	–	(0.17)	–	16.10
Year Ended October 31, 2012	13.70	0.22	1.40	1.62	(0.18)	(0.12)	(0.30)	–	15.02
Year Ended October 31, 2011	14.28	0.26	(0.71)	(0.45)	(0.13)	–	(0.13)	–	13.70
Year Ended October 31, 2010	10.92	0.21	3.37	3.58	(0.22)	–	(0.22)	–	14.28
Year Ended October 31, 2009	6.80	0.16	4.16	4.32	(0.05)	(0.15)	(0.20)	–	10.92
Year Ended October 31, 2008	12.67	0.19	(5.73)	(5.54)	(0.21)	(0.12)	(0.33)	–	6.80

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

8.23	%(i)	$443,408	1.37%	0.80%	1.37%	2.70%
14.77%		274,047	1.40%	1.46%	1.40%	1.14%

7.85%		46,060	2.07%	0.34%	2.07%	2.70%
14.38%		19,328	2.09%	0.77%	2.09%	1.14%

8.07%		16,331	1.62%	0.64%	1.62%	2.70%
14.61%		8,811	1.64%	1.19%	1.64%	1.14%

8.24%		428,111	1.27%	0.84%	1.27%	2.70%
11.94%		298,472	1.29%	1.31%	1.29%	1.14%
(3.41%)		248,725	1.21%	1.55%	1.29%	1.51%
25.04%		145,837	0.95%	0.65%	1.04%	1.03%

8.37%		10,693,476	1.05%	1.07%	1.05%	2.70%
12.25%		7,651,960	1.05%	1.59%	1.05%	1.14%
(3.14%)		4,562,269	0.95%	1.87%	1.03%	1.51%
33.20%		2,742,864	0.95%	1.70%	1.05%	1.03%
65.59%		982,836	0.95%	1.90%	1.14%	9.00%
(44.80%)		189,074	0.95%	1.80%	1.19%	13.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 21, 2012 (commencement of operations) through October 31, 2012.
(h)	For the period from November 24, 2009 (commencement of operations) through October 31, 2010.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2013 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redem- ption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013*(g)	$11.29	$(0.08)	$0.70	$0.62	$–	$(0.13)	$–	$(0.13)	$–	$11.78
Year Ended October 31, 2012(g)	11.17	(0.19)	0.42	0.23	–	(0.11)	–	(0.11)	–	11.29
Year Ended October 31, 2011(g)	11.35	(0.20)	0.02	(0.18)	–	–	–	–	–	11.17
Year Ended October 31, 2010(g)	10.66	(0.18)	0.87	0.69	–	–	–	–	–	11.35
Year Ended October 31, 2009	10.47	(0.16)	0.35	0.19	–	–	–	–	–	10.66
Year Ended October 31, 2008	11.89	(0.02)	(1.38)	(1.40)	(0.01)	–	(0.01)	(0.02)	–	10.47
Class C Shares
Six Months Ended April 30, 2013*(g)	7.96	(0.08)	0.49	0.41	–	(0.13)	–	(0.13)	–	8.24
Year Ended October 31, 2012(g)	7.97	(0.19)	0.29	0.10	–	(0.11)	–	(0.11)	–	7.96
Year Ended October 31, 2011(g)	8.16	(0.20)	0.01	(0.19)	–	–	–	–	–	7.97
Year Ended October 31, 2010(g)	7.71	(0.19)	0.64	0.45	–	–	–	–	–	8.16
Year Ended October 31, 2009	7.62	(0.17)	0.26	0.09	–	–	–	–	–	7.71
Year Ended October 31, 2008	8.71	(0.07)	(1.02)	(1.09)	–	–	–	–	–	7.62
Class R Shares
Six Months Ended April 30, 2013*(g)	10.94	(0.10)	0.68	0.58	–	(0.13)	–	(0.13)	–	11.39
Year Ended October 31, 2012(g)	10.88	(0.23)	0.40	0.17	–	(0.11)	–	(0.11)	–	10.94
Year Ended October 31, 2011(g)	11.08	(0.23)	0.03	(0.20)	–	–	–	–	–	10.88
Year Ended October 31, 2010(g)	10.43	(0.22)	0.87	0.65	–	–	–	–	–	11.08
Year Ended October 31, 2009	10.26	(0.18)	0.35	0.17	–	–	–	–	–	10.43
Year Ended October 31, 2008	11.69	(0.02)	(1.40)	(1.42)	–	–	(0.01)	(0.01)	–	10.26
Institutional Service Class Shares
Six Months Ended April 30, 2013*(g)	11.43	(0.08)	0.70	0.62	–	(0.13)	–	(0.13)	–	11.92
Year Ended October 31, 2012(g)	11.30	(0.18)	0.42	0.24	–	(0.11)	–	(0.11)	–	11.43
Year Ended October 31, 2011(g)	11.47	(0.21)	0.04	(0.17)	–	–	–	–	–	11.30
Period Ended October 31, 2010(g)(i)	10.79	(0.10)	0.78	0.68	–	–	–	–	–	11.47
Institutional Class Shares
Six Months Ended April 30, 2013*(g)	11.48	(0.06)	0.72	0.66	–	(0.13)	–	(0.13)	–	12.01
Year Ended October 31, 2012(g)	11.33	(0.16)	0.42	0.26	–	(0.11)	–	(0.11)	–	11.48
Year Ended October 31, 2011(g)	11.48	(0.17)	0.02	(0.15)	–	–	–	–	–	11.33
Year Ended October 31, 2010(g)	10.75	(0.15)	0.88	0.73	–	–	–	–	–	11.48
Year Ended October 31, 2009	10.53	(0.14)	0.36	0.22	–	–	–	–	–	10.75
Year Ended October 31, 2008	11.94	0.01	(1.38)	(1.37)	(0.03)	–	(0.01)	(0.04)	–	10.53

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Dividend Expense (c)(e)		Portfolio Turnover (f)

5.49%	$60,982	2.87%	(1.42%)	2.92%	1.24	%(h)	17.91%
2.10%	70,070	2.79%	(1.70%)	2.79%	1.10	%(h)	47.63%
(1.58%)	93,352	2.32%	(1.75%)	2.40%	0.63%		62.65%
6.57%	105,897	2.15%	(1.61%)	2.15%	0.43%		152.09%
1.81%	116,575	2.29%	(1.56%)	3.01%	0.55%		359.27%
(11.77%)	90,320	2.14%	(0.29%)	2.60%	0.41%		574.27%

5.15%	11,995	3.56%	(2.10%)	3.61%	1.24	%(h)	17.91%
1.31%	13,681	3.46%	(2.36%)	3.46%	1.10	%(h)	47.63%
(2.33%)	17,345	3.04%	(2.47%)	3.13%	0.62%		62.65%
5.84%	23,685	2.88%	(2.35%)	2.88%	0.43%		152.09%
1.18%	27,523	3.01%	(2.27%)	3.75%	0.55%		359.27%
(12.49%)	31,287	2.87%	(0.95%)	3.33%	0.41%		574.27%

5.30%	2,258	3.29%	(1.84%)	3.34%	1.23	%(h)	17.91%
1.60%	2,118	3.22%	(2.12%)	3.22%	1.11	%(h)	47.63%
(1.81%)	2,245	2.61%	(2.07%)	2.68%	0.67%		62.65%
6.23%	1,477	2.51%	(2.05%)	2.51%	0.51%		152.09%
1.66%	100	2.51%	(1.78%)	3.22%	0.55%		359.27%
(12.18%)	76	2.46%	(0.93%)	3.30%	0.41%		574.27%

5.42%	1,901	2.78%	(1.34%)	2.84%	1.22	%(h)	17.91%
2.17%	1,992	2.72%	(1.60%)	2.72%	1.11	%(h)	47.63%
(1.48%)	8,380	2.37%	(1.90%)	2.40%	0.77%		62.65%
6.30%	965	2.04%	(1.53%)	2.04%	0.43%		152.09%

5.75%	536,012	2.54%	(1.10%)	2.60%	1.23	%(h)	17.91%
2.34%	480,181	2.48%	(1.37%)	2.48%	1.11	%(h)	47.63%
(1.31%)	382,920	2.06%	(1.50%)	2.14%	0.64%		62.65%
6.79%	321,696	1.88%	(1.36%)	1.88%	0.43%		152.09%
2.09%	146,026	1.98%	(1.30%)	2.60%	0.55%		359.27%
(11.55%)	14,230	1.86%	0.09%	2.25%	0.41%		574.27%

(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	Dividend expense ratio includes broker related expenses for securities sold short.
(i)	For the period from November 2, 2009 (commencement of operations) through October 31, 2010.

2013 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen European Equity Fund

		Investment Activities
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Asset Value, End of Period
Class A Shares
Period Ended April 30, 2013*(g)	$10.00	$0.09	$0.30	$0.39	$10.39
Class C Shares
Period Ended April 30, 2013*(g)	10.00	0.08	0.31	0.39	10.39
Class R Shares
Period Ended April 30, 2013*(g)	10.00	0.09	0.30	0.39	10.39
Institutional Service Class Shares
Period Ended April 30, 2013*(g)	10.00	0.09	0.31	0.40	10.40
Institutional Class Shares
Period Ended April 30, 2013*(g)	10.00	0.09	0.31	0.40	10.40

*	Unaudited
(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen European Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

3.90%	12	1.35%	9.27%	4.17%	1.02%

3.90%	10	2.10%	8.19%	4.92%	1.02%

3.90%	10	1.60%	8.69%	4.42%	1.02%

4.00%	10	1.10%	9.19%	3.92%	1.02%

4.00%	5,157	1.10%	9.19%	3.92%	1.02%

(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from March 25, 2013 (commencement of operations) through April 30, 2013.

2013 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013*(f)	$12.01	$0.12	$1.40	$1.52	$(0.02)	$–	$(0.02)	$–	$13.51
Year Ended October 31, 2012(f)	11.14	0.20	0.88	1.08	(0.21)	–	(0.21)	–	12.01
Year Ended October 31, 2011(f)	11.00	0.22	0.13	0.35	(0.21)	–	(0.21)	–	11.14
Year Ended October 31, 2010(f)	9.82	0.16	1.19	1.35	(0.17)	–	(0.17)	–	11.00
Year Ended October 31, 2009(f)	8.54	0.15	1.28	1.43	(0.15)	–	(0.15)	–	9.82
Year Ended October 31, 2008	15.37	0.05	(6.84)	(6.79)	(0.03)	(0.01)	(0.04)	–	8.54
Class C Shares
Six Months Ended April 30, 2013*(f)	11.44	0.10	1.31	1.41	–	–	–	–	12.85
Year Ended October 31, 2012(f)	10.63	0.14	0.82	0.96	(0.15)	–	(0.15)	–	11.44
Year Ended October 31, 2011(f)	10.50	0.13	0.13	0.26	(0.13)	–	(0.13)	–	10.63
Year Ended October 31, 2010(f)	9.39	0.08	1.14	1.22	(0.11)	–	(0.11)	–	10.50
Year Ended October 31, 2009(f)	8.17	0.10	1.22	1.32	(0.10)	–	(0.10)	–	9.39
Year Ended October 31, 2008	14.78	(0.09)	(6.52)	(6.61)	–	–	–	–	8.17
Class R Shares
Six Months Ended April 30, 2013*(f)	11.61	0.11	1.35	1.46	(0.01)	–	(0.01)	–	13.06
Year Ended October 31, 2012(f)	10.78	0.19	0.83	1.02	(0.19)	–	(0.19)	–	11.61
Year Ended October 31, 2011(f)	10.65	0.18	0.13	0.31	(0.18)	–	(0.18)	–	10.78
Year Ended October 31, 2010(f)	9.51	0.14	1.16	1.30	(0.16)	–	(0.16)	–	10.65
Year Ended October 31, 2009(f)	8.27	0.13	1.24	1.37	(0.13)	–	(0.13)	–	9.51
Year Ended October 31, 2008	14.91	0.02	(6.63)	(6.61)	(0.02)	(0.01)	(0.03)	–	8.27
Institutional Service Class Shares
Six Months Ended April 30, 2013*(f)	12.01	0.14	1.45	1.59	(0.03)	–	(0.03)	–	13.57
Period from December 19, 2011 through October 31, 2012(f)(g)	10.56	0.23	1.41	1.64	(0.19)	–	(0.19)	–	12.01
Period from November 1, 2008 through April 22, 2009(f)(g)	8.63	0.08	(1.30)	(1.22)	(0.04)	–	(0.04)	–	7.37
Year Ended October 31, 2008(i)	15.55	0.06	(6.91)	(6.85)	(0.06)	(0.01)	(0.07)	–	8.63
Institutional Class Shares
Six Months Ended April 30, 2013*(f)	12.02	0.16	1.39	1.55	(0.03)	–	(0.03)	–	13.54
Year Ended October 31, 2012(f)	11.15	0.23	0.89	1.12	(0.25)	–	(0.25)	–	12.02
Year Ended October 31, 2011(f)	11.01	0.26	0.12	0.38	(0.24)	–	(0.24)	–	11.15
Year Ended October 31, 2010(f)	9.82	0.13	1.26	1.39	(0.20)	–	(0.20)	–	11.01
Period from July 1, 2009 through October 31, 2009(f)(j)	8.38	0.03	1.44	1.47	(0.03)	–	(0.03)	–	9.82
Period from November 1, 2008 through April 22, 2009(f)(j)	8.67	0.09	(1.31)	(1.22)	(0.05)	–	(0.05)	–	7.40
Year Ended October 31, 2008	15.61	0.07	(6.94)	(6.87)	(0.06)	(0.01)	(0.07)	–	8.67

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

12.69%		$83,074	1.53%	1.90%	1.54%	7.90%
9.86%		76,894	1.49%	1.73%	1.68%	24.83%
3.12%		25,480	1.61%	1.89%	1.83%	25.44%
13.97%		27,691	1.61%	1.56%	1.96%	23.44%
17.13%		29,014	1.64%	1.88%	2.58%	155.38%
(44.28%)		28,598	1.52%	0.36%	1.71%	241.73%

12.35%		5,437	2.19%	1.75%	2.20%	7.90%
9.11%		3,348	2.20%	1.28%	2.39%	24.83%
2.43%		2,437	2.32%	1.18%	2.54%	25.44%
13.17%		3,017	2.32%	0.85%	2.67%	23.44%
16.35%		3,880	2.32%	1.22%	3.25%	155.38%
(44.72%)		5,218	2.25%	(0.40%)	2.38%	241.73%

12.63%		2,580	1.71%	1.73%	1.72%	7.90%
9.61%		2,265	1.71%	1.70%	1.90%	24.83%
2.85%		595	1.82%	1.59%	2.04%	25.44%
13.82%		838	1.82%	1.46%	2.18%	23.44%
16.88%		714	1.83%	1.68%	2.78%	155.38%
(44.42%)		762	1.77%	0.15%	2.00%	241.73%

13.30	%(h)	1	1.19%	2.27%	1.20%	7.90%
15.65	%(h)	1	1.19%	2.28%	1.39%	24.83%
(14.18%)		13	1.32%	2.60%	2.25%	155.38%
(44.20%)		15	1.35%	0.55%	1.54%	241.73%

12.95	%(h)	62,205	1.19%	2.57%	1.20%	7.90%
10.16%		39,134	1.20%	1.95%	1.39%	24.83%
3.40%		10,491	1.32%	2.29%	1.54%	25.44%
14.35%		3,925	1.32%	1.30%	1.69%	23.44%
17.49%		1	1.32%	1.01%	2.19%	155.38%
(14.05%)		–	1.32%	2.60%	2.25%	155.38%
(44.16%)		1	1.26%	0.62%	1.42%	241.73%

(g)	There were no shareholders in the class for the period from April 23, 2009 through December 18, 2011. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	See Note 6 for Financial Highlight information prior to year ended October 31, 2008.
(j)	There were no shareholders in the class for the period from April 23, 2009 through June 30, 2009. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.

2013 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redem- ption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013*(f)	$16.30	$0.04	$(0.39)	$(0.35)	$(0.04)	$–	$(0.04)	$–	$15.91
Year Ended October 31, 2012(f)	16.23	0.17	0.07	0.24	(0.17)	–	(0.17)	–	16.30
Year Ended October 31, 2011(f)	16.60	0.17	(0.41)	(0.24)	(0.13)	–	(0.13)	–	16.23
Year Ended October 31, 2010(f)	15.02	(0.01)	1.59	1.58	–	–	–	–	16.60
Year Ended October 31, 2009	12.69	0.06	2.34	2.40	(0.05)	(0.02)	(0.07)	–	15.02
Year Ended October 31, 2008	25.35	0.03	(8.14)	(8.11)	(0.06)	(4.49)	(4.55)	–	12.69
Class C Shares
Six Months Ended April 30, 2013*(f)	15.52	(0.01)	(0.37)	(0.38)	(0.03)	–	(0.03)	–	15.11
Year Ended October 31, 2012(f)	15.50	0.05	0.08	0.13	(0.11)	–	(0.11)	–	15.52
Year Ended October 31, 2011(f)	15.86	0.04	(0.38)	(0.34)	(0.02)	–	(0.02)	–	15.50
Year Ended October 31, 2010(f)	14.44	(0.10)	1.52	1.42	–	–	–	–	15.86
Year Ended October 31, 2009	12.24	(0.02)	2.25	2.23	(0.01)	(0.02)	(0.03)	–	14.44
Year Ended October 31, 2008	24.70	(0.15)	(7.82)	(7.97)	–	(4.49)	(4.49)	–	12.24
Class R Shares
Six Months Ended April 30, 2013*(f)	16.05	0.03	(0.39)	(0.36)	(0.04)	–	(0.04)	–	15.65
Year Ended October 31, 2012(f)	15.99	0.14	0.07	0.21	(0.15)	–	(0.15)	–	16.05
Year Ended October 31, 2011(f)	16.36	0.13	(0.40)	(0.27)	(0.10)	–	(0.10)	–	15.99
Year Ended October 31, 2010(f)	14.82	(0.03)	1.57	1.54	–	–	–	–	16.36
Year Ended October 31, 2009	12.53	0.04	2.31	2.35	(0.04)	(0.02)	(0.06)	–	14.82
Year Ended October 31, 2008	25.10	(0.01)	(8.04)	(8.05)	(0.03)	(4.49)	(4.52)	–	12.53
Institutional Service Class Shares
Six Months Ended April 30, 2013*(f)	16.51	0.07	(0.39)	(0.32)	(0.05)	–	(0.05)	–	16.14
Year Ended October 31, 2012(f)	16.43	0.22	0.08	0.30	(0.22)	–	(0.22)	–	16.51
Year Ended October 31, 2011(f)	16.81	0.19	(0.38)	(0.19)	(0.19)	–	(0.19)	–	16.43
Year Ended October 31, 2010(f)	15.15	0.05	1.61	1.66	–	–	–	–	16.81
Year Ended October 31, 2009	12.81	0.10	2.36	2.46	(0.10)	(0.02)	(0.12)	–	15.15
Year Ended October 31, 2008	25.53	0.10	(8.23)	(8.13)	(0.10)	(4.49)	(4.59)	–	12.81
Institutional Class Shares
Six Months Ended April 30, 2013*(f)	16.54	0.06	(0.40)	(0.34)	(0.05)	–	(0.05)	–	16.15
Year Ended October 31, 2012(f)	16.47	0.21	0.08	0.29	(0.22)	–	(0.22)	–	16.54
Year Ended October 31, 2011(f)	16.85	0.23	(0.42)	(0.19)	(0.19)	–	(0.19)	–	16.47
Year Ended October 31, 2010(f)	15.19	0.05	1.61	1.66	–	–	–	–	16.85
Year Ended October 31, 2009	12.83	0.13	2.34	2.47	(0.09)	(0.02)	(0.11)	–	15.19
Year Ended October 31, 2008	25.57	0.09	(8.24)	(8.15)	(0.10)	(4.49)	(4.59)	–	12.83

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

(2.13%)	$23,891	1.49%	0.53%	1.57%	8.82%
1.54%	28,898	1.48%	1.06%	1.51%	7.98%
(1.45%)	34,936	1.45%	0.96%	1.49%	6.30%
10.52%	52,490	1.42%	(0.05%)	1.42%	105.24%
19.03%	56,663	1.56%	0.42%	1.76%	90.12%
(39.68%)	43,189	1.33%	0.01%	1.33%	137.42%

(2.47%)	4,667	2.16%	(0.15%)	2.24%	8.82%
0.86%	5,786	2.16%	0.35%	2.19%	7.98%
(2.17%)	8,353	2.13%	0.24%	2.16%	6.30%
9.83%	14,501	2.08%	(0.69%)	2.08%	105.24%
18.29%	12,758	2.16%	(0.19%)	2.37%	90.12%
(40.10%)	8,224	2.04%	(0.69%)	2.05%	137.42%

(2.26%)	4,702	1.70%	0.34%	1.78%	8.82%
1.34%	5,279	1.69%	0.90%	1.72%	7.98%
(1.69%)	5,677	1.67%	0.73%	1.71%	6.30%
10.39%	8,841	1.60%	(0.20%)	1.60%	105.24%
18.85%	6,034	1.66%	0.32%	1.87%	90.12%
(39.80%)	4,135	1.56%	(0.19%)	1.58%	137.42%

(1.95%)	906	1.16%	0.85%	1.24%	8.82%
1.90%	1,156	1.17%	1.33%	1.20%	7.98%
(1.18%)	1,564	1.12%	1.09%	1.16%	6.30%
10.96%	3,271	1.08%	0.30%	1.08%	105.24%
19.45%	3,318	1.16%	0.80%	1.36%	90.12%
(39.52%)	2,119	1.06%	0.27%	1.08%	137.42%

(2.07%)	3,544	1.16%	0.72%	1.24%	8.82%
1.85%	6,781	1.16%	1.31%	1.19%	7.98%
(1.17%)	9,968	1.12%	1.32%	1.16%	6.30%
10.93%	12,686	1.08%	0.33%	1.08%	105.24%
19.51%	10,567	1.16%	0.85%	1.38%	90.12%
(39.54%)	15,710	1.04%	0.33%	1.06%	137.42%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2013 Semi-Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares(g)
Six Months Ended April 30, 2013*	$25.95	$0.03	$3.15	$3.18	$(0.04)	$–	$(0.04)	$0.01	$29.10
Year Ended October 31, 2012	21.68	0.14	4.48	4.62	(0.35)	–	(0.35)	–	25.95
Year Ended October 31, 2011	21.67	0.31	(0.14)	0.17	(0.16)	–	(0.16)	–	21.68
Year Ended October 31, 2010	15.73	0.16	5.78	5.94	–	–	–	–	21.67
Year Ended October 31, 2009	13.16	(0.01)	2.71	2.70	(0.08)	(0.05)	(0.13)	–	15.73
Year Ended October 31, 2008	26.02	0.08	(12.75)	(12.67)	(0.19)	–	(0.19)	–	13.16
Class C Shares
Six Months Ended April 30, 2013*	24.50	(0.03)	2.94	2.91	(0.02)	–	(0.02)	0.01	27.40
Year Ended October 31, 2012	20.46	(0.04)	4.27	4.23	(0.19)	–	(0.19)	–	24.50
Year Ended October 31, 2011	20.47	0.17	(0.16)	0.01	(0.02)	–	(0.02)	–	20.46
Year Ended October 31, 2010	14.97	0.02	5.48	5.50	–	–	–	–	20.47
Year Ended October 31, 2009	12.57	(0.08)	2.56	2.48	(0.03)	(0.05)	(0.08)	–	14.97
Year Ended October 31, 2008	24.84	(0.08)	(12.19)	(12.27)	–	–	–	–	12.57
Class R Shares(h)
Six Months Ended April 30, 2013*	25.06	0.03	3.01	3.04	(0.05)	–	(0.05)	0.01	28.06
Year Ended October 31, 2012	20.95	0.06	4.34	4.40	(0.29)	–	(0.29)	–	25.06
Year Ended October 31, 2011	20.98	0.24	(0.13)	0.11	(0.14)	–	(0.14)	–	20.95
Year Ended October 31, 2010	15.26	0.09	5.63	5.72	–	–	–	–	20.98
Year Ended October 31, 2009	12.76	(0.02)	2.60	2.58	(0.03)	(0.05)	(0.08)	–	15.26
Year Ended October 31, 2008	25.23	0.02	(12.37)	(12.35)	(0.12)	–	(0.12)	–	12.76
Institutional Service Class Shares
Six Months Ended April 30, 2013*	25.95	0.24	2.96	3.20	(0.04)	–	(0.04)	0.01	29.12
Year Ended October 31, 2012	21.74	0.16	4.47	4.63	(0.42)	–	(0.42)	–	25.95
Year Ended October 31, 2011	21.60	0.24	0.11	0.35	(0.21)	–	(0.21)	–	21.74
Year Ended October 31, 2010	15.74	0.20	5.66	5.86	–	–	–	–	21.60
Period Ended October 31, 2009(i)	16.23	(0.01)	(0.48)	(0.49)	–	–	–	–	15.74
Institutional Class Shares
Six Months Ended April 30, 2013*	25.98	0.10	3.13	3.23	(0.09)	–	(0.09)	0.01	29.13
Year Ended October 31, 2012	21.72	0.20	4.48	4.68	(0.42)	–	(0.42)	–	25.98
Year Ended October 31, 2011	21.69	0.38	(0.14)	0.24	(0.21)	–	(0.21)	–	21.72
Year Ended October 31, 2010	15.75	0.21	5.73	5.94	–	–	–	–	21.69
Period Ended October 31, 2009(j)	13.91	–	1.84	1.84	–	–	–	–	15.75

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

12.31%	$97,584	1.59%	0.23%	1.75%	27.08%
21.77%	60,672	1.59%	0.62%	2.04%	22.21%
0.76%	50,797	1.56%	1.38%	2.04%	21.77%
37.76%	55,746	1.55%	0.88%	2.35%	36.05%
20.80%	46,225	1.55%	(0.09%)	2.60%	184.14%
(49.01%)	15,101	1.56%	0.37%	2.57%	139.00%

11.93%	2,024	2.30%	(0.24%)	2.46%	27.08%
20.92%	521	2.30%	(0.17%)	2.75%	22.21%
0.04%	240	2.30%	0.79%	2.74%	21.77%
36.74%	171	2.30%	0.13%	3.09%	36.05%
19.96%	179	2.30%	(0.66%)	3.67%	184.14%
(49.40%)	184	2.31%	(0.41%)	3.33%	139.00%

12.17%	1,898	1.81%	0.21%	1.97%	27.08%
21.44%	499	1.86%	0.25%	2.31%	22.21%
0.53%	184	1.85%	1.09%	2.34%	21.77%
37.48%	153	1.80%	0.50%	2.60%	36.05%
20.45%	127	1.82%	(0.16%)	3.37%	184.14%
(49.14%)	224	1.81%	0.11%	2.90%	139.00%

12.37%	1,204	1.34%	1.78%	1.50%	27.08%
21.88%	45	1.54%	0.69%	1.99%	22.21%
0.98%	34	1.30%	1.11%	1.80%	21.77%
38.06%	1	1.30%	1.13%	2.02%	36.05%
(3.02%)	1	1.42%	(0.38%)	1.45%	184.14%

12.50%	92,827	1.30%	0.71%	1.46%	27.08%
22.13%	24,276	1.30%	0.87%	1.75%	22.21%
1.03%	3,210	1.30%	1.70%	1.74%	21.77%
37.78%	25	1.30%	1.09%	2.15%	36.05%
13.23%	1	1.35%	(0.07%)	1.96%	184.14%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Prior to July 20, 2009, these shares were the Common Class shares of the Predecessor Fund.
(h)	Prior to July 20, 2009, these shares were the Advisor Class shares of the Predecessor Fund.
(i)	For the period from September 16, 2009 (commencement of operations) through October 31, 2009.
(j)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

2013 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013*(f)	$13.57	$0.17	$1.52	$1.69	$(0.02)	$–	$–	$(0.02)	$–	$15.24
Year Ended October 31, 2012(f)	13.00	0.31	0.56	0.87	(0.30)	–	–	(0.30)	–	13.57
Year Ended October 31, 2011(f)	13.02	0.30	(0.04)	0.26	(0.28)	–	–	(0.28)	–	13.00
Year Ended October 31, 2010(f)	11.37	0.21	1.66	1.87	(0.22)	–	–	(0.22)	–	13.02
Year Ended October 31, 2009(f)	9.36	0.18	2.00	2.18	(0.17)	–	–	(0.17)	–	11.37
Year Ended October 31, 2008	18.87	0.11	(9.02)	(8.91)	(0.09)	(0.49)	(0.02)	(0.60)	–	9.36
Class C Shares
Six Months Ended April 30, 2013*(f)	12.86	0.12	1.44	1.56	(0.01)	–	–	(0.01)	–	14.41
Year Ended October 31, 2012(f)	12.35	0.20	0.54	0.74	(0.23)	–	–	(0.23)	–	12.86
Year Ended October 31, 2011(f)	12.38	0.19	(0.03)	0.16	(0.19)	–	–	(0.19)	–	12.35
Year Ended October 31, 2010(f)	10.84	0.12	1.58	1.70	(0.16)	–	–	(0.16)	–	12.38
Year Ended October 31, 2009(f)	8.93	0.12	1.90	2.02	(0.11)	–	–	(0.11)	–	10.84
Year Ended October 31, 2008	18.10	0.01	(8.64)	(8.63)	(0.03)	(0.49)	(0.02)	(0.54)	–	8.93
Class R Shares
Six Months Ended April 30, 2013*(f)	13.03	0.15	1.46	1.61	(0.02)	–	–	(0.02)	–	14.62
Year Ended October 31, 2012(f)	12.49	0.27	0.55	0.82	(0.28)	–	–	(0.28)	–	13.03
Year Ended October 31, 2011(f)	12.51	0.25	(0.01)	0.24	(0.26)	–	–	(0.26)	–	12.49
Year Ended October 31, 2010(f)	10.95	0.18	1.59	1.77	(0.21)	–	–	(0.21)	–	12.51
Year Ended October 31, 2009(f)	9.02	0.07	2.02	2.09	(0.16)	–	–	(0.16)	–	10.95
Year Ended October 31, 2008	18.24	0.09	(8.73)	(8.64)	(0.07)	(0.49)	(0.02)	(0.58)	–	9.02
Institutional Service Class Shares
Six Months Ended April 30, 2013*(f)	13.84	0.18	1.56	1.74	(0.03)	–	–	(0.03)	–	15.55
Year Ended October 31, 2012(f)	13.25	0.35	0.56	0.91	(0.32)	–	–	(0.32)	–	13.84
Year Ended October 31, 2011(f)	13.26	0.33	(0.04)	0.29	(0.30)	–	–	(0.30)	–	13.25
Year Ended October 31, 2010(f)	11.58	0.24	1.69	1.93	(0.25)	–	–	(0.25)	–	13.26
Year Ended October 31, 2009(f)	9.54	0.13	2.12	2.25	(0.21)	–	–	(0.21)	–	11.58
Year Ended October 31, 2008	19.19	0.15	(9.18)	(9.03)	(0.11)	(0.49)	(0.02)	(0.62)	–	9.54
Institutional Class Shares
Six Months Ended April 30, 2013*(f)	13.88	0.20	1.57	1.77	(0.04)	–	–	(0.04)	–	15.61
Year Ended October 31, 2012(f)	13.29	0.41	0.51	0.92	(0.33)	–	–	(0.33)	–	13.88
Year Ended October 31, 2011(f)	13.30	0.34	(0.03)	0.31	(0.32)	–	–	(0.32)	–	13.29
Year Ended October 31, 2010(f)	11.59	0.29	1.65	1.94	(0.23)	–	–	(0.23)	–	13.30
Year Ended October 31, 2009(f)	9.53	0.24	2.03	2.27	(0.21)	–	–	(0.21)	–	11.59
Year Ended October 31, 2008	19.19	0.15	(9.19)	(9.04)	(0.11)	(0.49)	(0.02)	(0.62)	–	9.53

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

12.50%		$241,709	1.28%	2.38%	1.28%	6.52%
6.84%		200,574	1.37%	2.37%	1.37%	15.29%
1.96%		158,454	1.57%	2.22%	1.57%	22.15%
16.73%		140,052	1.57%	1.73%	1.58%	22.61%
23.64%		146,312	1.59%	1.95%	1.87%	135.26%
(48.64%)		179,247	1.48%	0.86%	1.55%	138.64%

12.13%		43,992	1.97%	1.73%	1.97%	6.52%
6.09%		35,754	2.05%	1.64%	2.05%	15.29%
1.29%		28,322	2.24%	1.48%	2.24%	22.15%
15.88%		35,944	2.24%	1.06%	2.25%	22.61%
22.91%		37,587	2.24%	1.30%	2.52%	135.26%
(49.02%)		44,374	2.19%	0.11%	2.25%	138.64%

12.35	%(g)	16,464	1.51%	2.24%	1.51%	6.52%
6.67%		11,531	1.58%	2.10%	1.58%	15.29%
1.87%		10,395	1.75%	1.97%	1.75%	22.15%
16.39%		10,195	1.74%	1.55%	1.75%	22.61%
23.49%		10,209	1.75%	0.66%	1.86%	135.26%
(48.79%)		720	1.71%	0.58%	1.78%	138.64%

12.61	%(g)	212,585	1.08%	2.48%	1.08%	6.52%
7.07%		191,580	1.17%	2.61%	1.17%	15.29%
2.19%		219,773	1.37%	2.38%	1.37%	22.15%
16.91%		211,007	1.36%	1.98%	1.36%	22.61%
24.04%		163,396	1.28%	1.23%	1.39%	135.26%
(48.54%)		11,548	1.18%	1.09%	1.34%	138.64%

12.74	%(g)	631,292	0.97%	2.77%	0.97%	6.52%
7.18%		475,051	1.01%	3.02%	1.01%	15.29%
2.32%		14,491	1.24%	2.50%	1.24%	22.15%
16.97%		12,669	1.24%	2.41%	1.23%	22.61%
24.22%		9,484	1.24%	2.47%	1.51%	135.26%
(48.48%)		7,809	1.17%	1.09%	1.28%	138.64%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2013 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Latin American Equity Fund

		Investment Activities
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Asset Value, End of Period
Class A Shares
Period Ended April 30, 2013*(g)	$10.00	$0.05	$0.28	$0.33	$10.33
Class C Shares
Period Ended April 30, 2013*(g)	10.00	0.05	0.27	0.32	10.32
Class R Shares
Period Ended April 30, 2013*(g)	10.00	0.05	0.27	0.32	10.32
Institutional Service Class Shares
Period Ended April 30, 2013*(g)	10.00	0.06	0.27	0.33	10.33
Institutional Class Shares
Period Ended April 30, 2013*(g)	10.00	0.06	0.27	0.33	10.33

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Latin American Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

3.30%	$10	1.55%	5.37%	4.40%	1.07%

3.20%	10	2.30%	4.62%	5.15%	1.07%

3.20%	10	1.80%	5.12%	4.65%	1.07%

3.30%	10	1.30%	5.62%	4.15%	1.07%

3.30%	5,122	1.30%	5.62%	4.15%	1.07%

(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from March 25, 2013 (commencement of operations) through April 30, 2013.

2013 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013*(f)	$15.85	$–	$2.66	$2.66	$–	$–	$–	$–	$–	$18.51
Year Ended October 31, 2012(f)	14.06	(0.07)	1.86	1.79	–	–	–	–	–	15.85
Year Ended October 31, 2011(f)	13.65	0.04	0.47	0.51	(0.10)	–	–	(0.10)	–	14.06
Year Ended October 31, 2010(f)	10.77	(0.07)	2.95	2.88	–	–	–	–	–	13.65
Year Ended October 31, 2009	9.63	0.01	1.14	1.15	–	–	(0.01)	(0.01)	–	10.77
Year Ended October 31, 2008	22.50	0.06	(8.54)	(8.48)	(0.05)	(4.34)	–	(4.39)	–	9.63
Class C Shares
Six Months Ended April 30, 2013*(f)	14.26	(0.05)	2.38	2.33	–	–	–	–	–	16.59
Year Ended October 31, 2012(f)	12.73	(0.16)	1.69	1.53	–	–	–	–	–	14.26
Year Ended October 31, 2011(f)	12.42	(0.05)	0.42	0.37	(0.06)	–	–	(0.06)	–	12.73
Year Ended October 31, 2010(f)	9.86	(0.14)	2.70	2.56	–	–	–	–	–	12.42
Year Ended October 31, 2009	8.86	(0.10)	1.10	1.00	–	–	–	–	–	9.86
Year Ended October 31, 2008	21.16	(0.06)	(7.90)	(7.96)	–	(4.34)	–	(4.34)	–	8.86
Class R Shares
Six Months Ended April 30, 2013*(f)	14.85	–	2.48	2.48	–	–	–	–	–	17.33
Year Ended October 31, 2012(f)	13.21	(0.10)	1.74	1.64	–	–	–	–	–	14.85
Year Ended October 31, 2011(f)	12.84	0.03	0.42	0.45	(0.08)	–	–	(0.08)	–	13.21
Year Ended October 31, 2010(f)	10.16	(0.09)	2.77	2.68	–	–	–	–	–	12.84
Year Ended October 31, 2009	9.07	(0.04)	1.13	1.09	–	–	–	–	–	10.16
Year Ended October 31, 2008	21.51	0.02	(8.08)	(8.06)	(0.04)	(4.34)	–	(4.38)	–	9.07
Institutional Service Class Shares
Six Months Ended April 30, 2013*(f)	16.47	0.04	2.73	2.77	–	–	–	–	–	19.24
Year Ended October 31, 2012(f)	14.56	(0.02)	1.93	1.91	–	–	–	–	–	16.47
Year Ended October 31, 2011(f)	14.10	0.06	0.51	0.57	(0.11)	–	–	(0.11)	–	14.56
Year Ended October 31, 2010(f)	11.10	(0.04)	3.04	3.00	–	–	–	–	–	14.10
Year Ended October 31, 2009	9.89	0.02	1.23	1.25	–	–	(0.04)	(0.04)	–	11.10
Year Ended October 31, 2008	22.97	0.11	(8.77)	(8.66)	(0.08)	(4.34)	–	(4.42)	–	9.89
Institutional Class Shares
Six Months Ended April 30, 2013*(f)	16.43	0.03	2.76	2.79	–	–	–	–	–	19.22
Year Ended October 31, 2012(f)	14.53	(0.02)	1.92	1.90	–	–	–	–	–	16.43
Year Ended October 31, 2011(f)	14.07	0.10	0.47	0.57	(0.11)	–	–	(0.11)	–	14.53
Year Ended October 31, 2010(f)	11.08	(0.03)	3.02	2.99	–	–	–	–	–	14.07
Year Ended October 31, 2009	9.90	0.04	1.18	1.22	–	–	(0.04)	(0.04)	–	11.08
Year Ended October 31, 2008	22.99	0.12	(8.79)	(8.67)	(0.08)	(4.34)	–	(4.42)	–	9.90

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

16.78%	$73,639	1.47%	0.05%	1.59%	21.86%
12.73%	70,189	1.47%	(0.46%)	1.55%	23.05%
3.65%	92,187	1.44%	0.28%	1.59%	41.48%
26.74%	121,975	1.35%	(0.57%)	1.65%	24.37%
12.02%	100,062	1.35%	(0.09%)	2.02%	146.24%
(45.56%)	231,150	1.40%	0.34%	1.52%	158.57%

16.34%	29,777	2.15%	(0.61%)	2.27%	21.86%
12.02%	29,734	2.15%	(1.13%)	2.23%	23.05%
2.94%	35,391	2.11%	(0.33%)	2.26%	41.48%
25.96%	48,374	2.04%	(1.27%)	2.35%	24.37%
11.29%	46,698	2.04%	(0.83%)	2.75%	146.24%
(45.97%)	66,081	2.10%	(0.36%)	2.21%	158.57%

16.70%	1,888	1.68%	(0.06%)	1.80%	21.86%
12.41%	2,195	1.73%	(0.68%)	1.81%	23.05%
3.45%	3,336	1.65%	0.18%	1.80%	41.48%
26.38%	5,622	1.55%	(0.78%)	1.85%	24.37%
12.02%	4,563	1.45%	(0.35%)	2.17%	146.24%
(45.71%)	4,825	1.59%	0.11%	1.74%	158.57%

16.82%	1,486	1.15%	0.44%	1.27%	21.86%
13.12%	11,909	1.15%	(0.13%)	1.23%	23.05%
4.00%	15,100	1.12%	0.40%	1.26%	41.48%
27.03%	13,422	1.04%	(0.31%)	1.35%	24.37%
12.79%	14,358	0.77%	0.35%	1.49%	146.24%
(45.44%)	14,009	1.11%	0.65%	1.24%	158.57%

16.98%	28,120	1.15%	0.39%	1.27%	21.86%
13.08%	26,346	1.15%	(0.10%)	1.23%	23.05%
4.01%	35,100	1.11%	0.67%	1.26%	41.48%
26.99%	52,428	1.04%	(0.20%)	1.29%	24.37%
12.47%	10,354	1.04%	0.23%	1.76%	146.24%
(45.43%)	26,454	1.09%	0.71%	1.24%	158.57%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2013 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013*(f)	$9.97	$0.05	$1.26	$1.31	$(0.04)	$–	$(0.04)	$–	$11.24
Year Ended October 31, 2012(f)	9.04	0.08	0.91	0.99	(0.06)	–	(0.06)	–	9.97
Year Ended October 31, 2011(f)	8.64	(0.01)	0.41	0.40	–	–	–	–	9.04
Year Ended October 31, 2010(f)	7.60	(0.01)	1.05	1.04	–	–	–	–	8.64
Year Ended October 31, 2009	6.49	(0.02)	1.13	1.11	–	–	–	–	7.60
Year Ended October 31, 2008	12.36	(0.07)	(4.04)	(4.11)	–	(1.76)	(1.76)	–	6.49
Class C Shares
Six Months Ended April 30, 2013*(f)	9.18	0.01	1.16	1.17	(0.02)	–	(0.02)	–	10.33
Year Ended October 31, 2012(f)	8.34	0.01	0.84	0.85	(0.01)	–	(0.01)	–	9.18
Year Ended October 31, 2011(f)	8.02	(0.06)	0.38	0.32	–	–	–	–	8.34
Year Ended October 31, 2010(f)	7.10	(0.05)	0.97	0.92	–	–	–	–	8.02
Year Ended October 31, 2009	6.09	(0.06)	1.07	1.01	–	–	–	–	7.10
Year Ended October 31, 2008	11.80	(0.13)	(3.82)	(3.95)	–	(1.76)	(1.76)	–	6.09
Class R Shares
Six Months Ended April 30, 2013*(f)	9.58	0.04	1.20	1.24	(0.03)	–	(0.03)	–	10.79
Year Ended October 31, 2012(f)	8.67	0.05	0.89	0.94	(0.03)	–	(0.03)	–	9.58
Year Ended October 31, 2011(f)	8.31	(0.01)	0.37	0.36	–	–	–	–	8.67
Year Ended October 31, 2010(f)	7.32	(0.02)	1.01	0.99	–	–	–	–	8.31
Year Ended October 31, 2009	6.23	–	1.09	1.09	–	–	–	–	7.32
Year Ended October 31, 2008	11.97	(0.08)	(3.90)	(3.98)	–	(1.76)	(1.76)	–	6.23
Institutional Service Class Shares
Six Months Ended April 30, 2013*(f)	10.38	0.07	1.31	1.38	(0.06)	–	(0.06)	–	11.70
Year Ended October 31, 2012(f)	9.40	0.11	0.95	1.06	(0.08)	–	(0.08)	–	10.38
Period Ended October 31, 2011(f)(g)	8.61	–	0.79	0.79	–	–	–	–	9.40
Institutional Class Shares
Six Months Ended April 30, 2013*(f)	10.38	0.07	1.33	1.40	(0.06)	–	(0.06)	–	11.72
Year Ended October 31, 2012(f)	9.40	0.11	0.95	1.06	(0.08)	–	(0.08)	–	10.38
Year Ended October 31, 2011(f)	8.96	0.03	0.41	0.44	–	–	–	–	9.40
Year Ended October 31, 2010(f)	7.85	0.03	1.08	1.11	–	–	–	–	8.96
Year Ended October 31, 2009	6.67	0.01	1.17	1.18	–	–	–	–	7.85
Year Ended October 31, 2008	12.64	(0.02)	(4.19)	(4.21)	–	(1.76)	(1.76)	–	6.67

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

13.20%	$267,028	1.15%	0.94%	1.23%	9.62%
11.03%	187,216	1.15%	0.85%	1.28%	27.95%
4.63%	196,095	1.41%	(0.07%)	1.70%	48.65%
13.68%	23,810	1.56%	(0.06%)	1.73%	29.02%
17.10%	31,871	1.59%	(0.23%)	2.06%	173.05%
(38.63%)	39,294	1.52%	(0.63%)	1.59%	364.06%

12.74%	9,650	1.90%	0.22%	1.96%	9.62%
10.23%	7,899	1.90%	0.10%	2.00%	27.95%
3.99%	9,364	2.19%	(0.65%)	2.44%	48.65%
12.96%	11,179	2.21%	(0.71%)	2.37%	29.02%
16.58%	13,512	2.21%	(0.85%)	2.69%	173.05%
(39.18%)	16,889	2.21%	(1.32%)	2.29%	364.06%

12.98%	290	1.40%	0.78%	1.45%	9.62%
10.91%	416	1.40%	0.56%	1.50%	27.95%
4.33%	865	1.70%	(0.15%)	1.95%	48.65%
13.52%	986	1.71%	(0.23%)	1.88%	29.02%
17.50%	811	1.34%	0.01%	1.82%	173.05%
(38.83%)	922	1.71%	(0.83%)	1.80%	364.06%

13.29%	120,191	0.90%	1.24%	1.06%	9.62%
11.37%	115,150	0.90%	1.10%	1.11%	27.95%
9.18%	123,074	0.90%	0.00%	1.13%	48.65%

13.48%	4,000	0.90%	1.23%	0.96%	9.62%
11.37%	2,584	0.90%	1.13%	1.00%	27.95%
4.91%	3,330	1.19%	0.35%	1.44%	48.65%
14.14%	3,446	1.21%	0.32%	1.37%	29.02%
17.69%	6,518	1.21%	0.19%	1.68%	173.05%
(38.56%)	4,200	1.21%	(0.30%)	1.30%	364.06%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from October 7, 2011 (commencement of operations) through October 31, 2011.

2013 Semi-Annual Report

Notes to Financial Statements

April 30, 2013 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2013, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2013, the Trust operated twenty-four (24) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the thirteen (13) funds listed below (each, a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia-Pacific (ex-Japan) Equity Fund (“Asia-Pacific (ex-Japan) Equity Fund”)
–	Aberdeen Asia-Pacific Smaller Companies Fund (“Asia-Pacific Smaller Companies Fund”)
–	Aberdeen China Opportunities Fund (“China Opportunities Fund”)
–	Aberdeen Emerging Markets Fund (“Emerging Markets Fund”)*
–	Aberdeen Equity Long-Short Fund (“Equity Long-Short Fund”)
–	Aberdeen European Equity Fund (“European Equity Fund”)
–	Aberdeen Global Equity Fund (“Global Equity Fund”)
–	Aberdeen Global Natural Resources Fund (“Global Natural Resources Fund”)
–	Aberdeen Global Small Cap Fund (“Global Small Cap Fund”)
–	Aberdeen International Equity Fund (“International Equity Fund”)
–	Aberdeen Latin American Equity Fund (“Latin American Equity Fund”)
–	Aberdeen Small Cap Fund (“Small Cap Fund”)
–	Aberdeen U.S. Equity Fund (“U.S. Equity Fund”)**

On March 25, 2013, the European Equity Fund and Latin American Equity Fund commenced operations.

*	Effective February 22, 2013, the Emerging Markets Fund is closed to new investors except in limited circumstances.
**	On February 25, 2013, the U.S. Equity Fund acquired the assets and assumed the liabilities of the U.S. Equity II Fund. The U.S. Equity Fund is considered the accounting survivor of the reorganization.

In connection with the reorganization, the U.S. Equity II Fund’s Class A and Class C shares were converted into Class A and Class C shares of the U.S. Equity Fund, respectively.

The following is a summary of the net assets converted and net asset value per share issued as of February 25, 2013.

	Shares Issued of the U.S. Equity Fund	Net Assets Reorganized from the U.S. Equity II Fund	Net Asset Value Per Shares Issued of the U.S. Equity Fund
Class A	6,235,828	$67,631,922	$10.85
Class C	171,858	1,714,810	9.98

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

(a)	Security Valuation

The Funds are required to value their securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the fair valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded.

Semi-Annual Report 2013

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. Closed-end mutual funds and exchange traded funds are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined as a Level 1 investment.

In addition, foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying fair valuation factors to the last sale price or the mean price as noted above. Fair valuation factors are provided by an independent pricing service provider. These factors are used when pricing a Fund’s portfolio holding to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Fair valuation factors are not utilized if the pricing service is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold. A security that applies a fair valuation factor is determined as a Level 2 investment because the exchange traded price has been adjusted.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the fair value of a security is determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

•	Level 1–quoted prices in active markets for identical investments;
•	Level 2–other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3–significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

The following is a summary of the inputs used as of April 30, 2013 in valuing the Funds’ investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia-Pacific (ex-Japan) Equity Fund
Investments in Securities
Common Stocks	23,658,860	776,395,907	–	800,054,767
Preferred Stocks	–	34,903,976	–	34,903,976
Repurchase Agreement	–	22,955,000	–	22,955,000

	23,658,860	834,254,883	–	857,913,743

2013 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia-Pacific Smaller Companies Fund
Investments in Securities
Closed-End Mutual Funds	–	276,520	–	276,520
Common Stocks	16,244,529	30,789,340	–	47,033,869
Rights	–	52,283	–	52,283
Repurchase Agreement	–	2,727,000	–	2,727,000

	16,244,529	33,845,143	–	50,089,672

China Opportunities Fund
Investments in Securities
Common Stocks	4,272,446	36,385,962	–	40,658,408
Repurchase Agreement	–	259,000	–	259,000

	4,272,446	36,644,962	–	40,917,408

Emerging Markets Fund
Investments in Securities
Common Stocks	3,433,577,984	6,600,324,643	–	10,033,902,627
Preferred Stocks	786,762,700	479,648,159	–	1,266,410,859
Repurchase Agreement	–	364,346,000	–	364,346,000

	4,220,340,684	7,444,318,802	–	11,664,659,486

Equity Long-Short Fund
Investments in Securities
Assets
Common Stocks—Long Positions	494,894,195	–	–	494,894,195
Repurchase Agreement	–	119,157,000	–	119,157,000

Liabilities
Common Stocks—Short Positions	(185,517,875)	–	–	(185,517,875)
Exchange Traded Funds—Short Positions	(20,727,713)	–	–	(20,727,713)

	288,648,607	119,157,000	–	407,805,607

European Equity Fund
Investments in Securities
Common Stocks	201,070	4,881,472	–	5,082,542

	201,070	4,881,472	–	5,082,542

Global Equity Fund
Investments in Securities
Common Stocks	52,308,561	83,426,759	–	135,735,320
Preferred Stocks	8,475,608	3,649,394	–	12,125,002
Repurchase Agreement	–	2,479,000	–	2,479,000

	60,784,169	89,555,153	–	150,339,322

Semi-Annual Report 2013

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Global Natural Resources Fund
Investments in Securities
Common Stocks	21,575,249	15,952,390	–	37,527,639
Repurchase Agreement	–	163,000	–	163,000

	21,575,249	16,115,390	–	37,690,639

Global Small Cap Fund
Investments in Securities
Common Stocks	79,331,529	103,975,860	–	183,307,389
Preferred Stocks	4,566,090	–	–	4,566,090
Repurchase Agreement	–	5,799,000	–	5,799,000

	83,897,619	109,774,860	–	193,672,479

International Equity Fund
Investments in Securities
Common Stocks	119,064,796	855,504,844	–	974,569,640
Preferred Stocks	66,199,225	42,910,989	–	109,110,214
Repurchase Agreement	–	53,027,000	–	53,027,000

	185,264,021	951,442,833	–	1,136,706,854

Latin American Equity Fund
Investments in Securities
Common Stocks	4,884,934	–	–	4,884,934
Preferred Stocks	188,687	–	–	188,687

	5,073,621	–	–	5,073,621

Small Cap Fund
Investments in Securities
Common Stocks	132,083,983	–	–	132,083,983
Repurchase Agreement	–	2,849,000	–	2,849,000

	132,083,983	2,849,000	–	134,932,983

U.S. Equity Fund
Investments in Securities
Common Stocks	394,437,240	–	–	394,437,240
Repurchase Agreement	–	7,439,000	–	7,439,000

	394,437,240	7,439,000	–	401,876,240

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the period ended April 30, 2013, several Funds had transfers between Level 1 and Level 2 due to fair value factor

2013 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

adjustments. For the period ended April 30, 2013, there have been no other significant changes to the fair valuation methodologies. The following is a summary of Funds which had significant transfers:

Fund	Transfer from Level 1	Transfer from Level 2
Asia-Pacific (ex-Japan) Equity Fund	12,235	–
Asia-Pacific Smaller Companies Fund	1,044,332	4,365,670
China Opportunities Fund	189,459	460,720
Emerging Markets Fund	516,010	386,726,356
Global Small Cap Fund	3,332,063	10,522,988

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited.

(c)	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d)	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

(e)	Short Sales

During the period, the Equity Long-Short Fund engaged in short-selling of portfolio securities, which obligates the Fund to replace any security that it has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will segregate or earmark cash, other liquid assets and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(f)	Security Transactions, Investment Income and Expenses

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

Semi-Annual Report 2013

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

(g)	Distributions

Distributions from net investment income, if any, are declared and distributed quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

(h)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Asia-Pacific (ex-Japan) Equity Fund	On all assets	1.00%
Asia-Pacific Smaller Companies Fund	Up to $500 million	1.30%
	$500 million up to $2 billion	1.25%
	On $2 billion and more	1.15%
China Opportunities Fund	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Emerging Markets Fund	On all assets	0.90%
Equity Long-Short Fund	Up to $1 billion	1.15%
	On $1 billion and more	1.00%
European Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Natural Resources Fund	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%
Global Small Cap Fund	Up to $100 million	1.25%
	On $100 million and more	1.00%
International Equity Fund	On all assets	0.80%
Latin American Equity Fund	Up to $500 million	1.10%
	$500 million up to $2 billion	1.05%
	On $2 billion and more	1.00%

2013 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

Fund	Fee Schedule
Small Cap Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%
U.S. Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%

The adviser has engaged the services of certain affiliates as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s asset they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any. For the six months ended April 30, 2013, the Adviser paid the following amounts to the following Subadvisers:

Fund	Subadviser	Amount
Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asset Management Asia Limited (“AAMAL”)	$2,256,964
Asia-Pacific Smaller Companies Fund	AAMAL	151,804
China Opportunities Fund	AAMAL	169,344
Emerging Markets Fund	AAMAL	14,470,036
	Aberdeen Asset Managers Limited (“AAML”)	14,470,036
European Equity Fund	AAML	2,908
Global Equity Fund	AAML	392,811
Global Natural Resources Fund	AAML	99,613
Global Small Cap Fund	AAML	554,453
International Equity Fund	AAML	2,674,281
Latin American Equity Fund	AAML	3,562

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all Classes of the Funds from exceeding the amounts listed below. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses, except for the U.S. Equity Fund for which administrative services fees are included within the Expense Limitation Agreement. This contract is in effect at least through February 28, 2014 or the effective date of the 2014 annual update to the registration statement, whichever occurs first.

Effective as of February 25, 2013 and through February 28, 2014 or the effective date of the 2014 annual update to the registration statement, whichever occurs first, the Adviser agrees to reimburse the Equity Long-Short Fund for short-sale brokerage expenses at an annual rate of up to 0.15% of the Fund’s average daily net assets. Amounts reimbursed by the Adviser for short sale brokerage expenses are not subject to recoupment at a later date.

Fund	Limit
Asia-Pacific (ex-Japan) Equity Fund	1.25%
Asia-Pacific Smaller Companies Fund	1.50%
China Opportunities Fund	1.62%
Emerging Markets Fund	1.10%
Equity Long-Short Fund	1.40%
European Equity Fund	1.10%
Global Equity Fund	1.19%
Global Natural Resources Fund	1.16%
Global Small Cap Fund	1.30%
International Equity Fund	1.10%
Latin American Equity Fund	1.30%
Small Cap Fund	1.15%
U.S. Equity Fund	0.90%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to

Semi-Annual Report 2013

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

the Funds was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 (except for the Global Small Cap Fund, which is prior to July 20, 2011) unless:

(i)	the Fund’s assets exceed $100 million;
(ii)	the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and
(iii)	the payment of such reimbursement is approved by the Board on a quarterly basis.

For fees waived after March 1, 2011 (July 20, 2011 for Global Small Cap Fund) no reimbursement will be made unless:

(i)	the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and
(ii)	the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2013, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2010 (Expires 10/31/13)		Amount Fiscal Year 2011 (Expires 10/31/14)	Amount Fiscal Year 2012 (Expires 10/31/15)	Amount Six Months Ended April 30, 2013 (Expires 4/30/16)	Total*
Asia-Pacific (ex-Japan) Equity Fund	$–	**	$–	$–	$–	$–
Asia-Pacific Smaller Companies Fund	–		97,496	152,030	69,525	319,051
China Opportunities Fund	62,352		113,122	93,681	45,925	315,080
Emerging Markets Fund(a)	832,235	***	3,060,360	89,836	–	3,982,431
Equity Long-Short Fund	–		–	–	–	–
European Equity Fund	–		–	–	14,000	14,000
Global Equity Fund	58,884		89,842	130,494	4,107	283,327
Global Natural Resources Fund	–		23,135	17,930	16,550	57,615
Global Small Cap Fund	205,885		263,692	262,698	113,944	846,219
International Equity Fund	–		–	–	–	–
Latin American Equity Fund	–		–	–	14,210	14,210
Small Cap Fund	303,626		355,279	125,721	84,588	869,214
U.S. Equity Fund	40,699		157,356	317,092	97,089	612,236

*	Amounts reported are subject to expire throughout the respective 3-year expiration period presented above.
**	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period November 16, 2009 to October 31, 2010.
***	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period November 23, 2009 to October 31, 2010.
(a)	For the period November 1, 2009 through November 22, 2009, the Advisors’ Predecessor Fund received voluntary fee waivers totaling $37,285. These amounts are not subject to future repayment by the funds.

Amounts listed as “–” are $0 or round to $0.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser recaptured the following amounts for which they previously reimbursed the Funds:

Fund	Amount Paid to the Adviser
Asia-Pacific (ex-Japan) Equity Fund	$30,219
Asia-Pacific Smaller Companies Fund	–
China Opportunities Fund	–
Emerging Markets Fund	–
Equity Long-Short Fund	28,949

2013 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

Fund	Amount Paid to the Adviser
European Equity Fund	$–
Global Equity Fund	–
Global Natural Resources Fund	–
Global Small Cap Fund	–
International Equity Fund	–
Latin American Equity Fund	–
Small Cap Fund	–
U.S. Equity Fund	–

As of April 30, 2013, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

(b)	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. Effective February 25, 2013, for services provided pursuant to the Fund Administration Agreement, the Funds pay Aberdeen a combined annual fee of 0.08% based on the Trust’s average daily net assets. The fees are then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund.

Prior to February 25, 2013, the Funds paid Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

*	The asset-based fees are subject to a per fund annual minimum fee.

(c)	Distributor

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares
Asia-Pacific (ex-Japan) Equity Fund	0.25%	1.00%	0.50%
Asia-Pacific Smaller Companies Fund	0.25%	1.00%	0.50%
China Opportunities Fund	0.25%	1.00%	0.50%
Emerging Markets Fund	0.25%	1.00%	0.50%
Equity Long-Short Fund	0.25%	1.00%	0.50%
European Equity Fund	0.25%	1.00%	0.50%
Global Equity Fund	0.25%	1.00%	0.50%
Global Natural Resources Fund	0.25%	1.00%	0.50%
Global Small Cap Fund	0.25%	1.00%	0.50%
International Equity Fund	0.25%	1.00%	0.50%
Latin American Equity Fund	0.25%	1.00%	0.50%
Small Cap Fund	0.25%	1.00%	0.50%
U.S. Equity Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

Semi-Annual Report 2013

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 5.75% and 1.00% on Class C shares of the Funds (on the deferred sales charge assessed on sales within one year of purchase). For the six months ended April 30, 2013, AFD retained commissions of $154,238 from front-end sales charges of Class A shares and from CDSC fees from Class C (and certain Class A) shares of the Funds.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2013 were as follows:

Fund	Amount
Asia-Pacific (ex-Japan) Equity Fund	$379
Asia-Pacific Smaller Companies Fund	–
China Opportunities Fund	2,547
Emerging Markets Fund	500,579
Equity Long-Short Fund	26,708
European Equity Fund	–
Global Equity Fund	43,701
Global Natural Resources Fund	12,230
Global Small Cap Fund	14,130
International Equity Fund	177,560
Latin American Equity Fund	–
Small Cap Fund	26,501
U.S. Equity Fund	90,537

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase (within 30 calendar days for the U.S. Equity Fund). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2013, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia-Pacific (ex-Japan) Equity Fund	$1	$–	$–	$3	$532
Asia-Pacific Smaller Companies Fund	–	19	8	3	5,138
China Opportunities Fund	2,011	786	130	393	167
Emerging Markets Fund	9,749	886	333	9,016	242,093
Equity Long-Short Fund	4,589	925	149	130	34,701
European Equity Fund	–	–	–	–	–

2013 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Global Equity Fund	$116	$6	$4	$–	$71
Global Natural Resources Fund	535	106	99	22	121
Global Small Cap Fund	17,660	268	291	71	14,840
International Equity Fund	10,471	1,822	676	9,687	25,644
Latin American Equity Fund	–	–	–	–	–
Small Cap Fund	1,850	784	59	316	696
U.S. Equity Fund	35	1	–	22	1

Amounts listed as “–” are $0 or round to $0.

For the year ended October 31, 2012, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia-Pacific (ex-Japan) Equity Fund	$–	$–	$–	$20	$3,798
Asia-Pacific Smaller Companies Fund	3	–	–	–	451
China Opportunities Fund	8,834	3,092	335	1,178	404
Emerging Markets Fund	6,166	334	141	21,835	459,626
Equity Long-Short Fund	11,513	2,192	297	930	60,293
Global Equity Fund	962	96	56	–	307
Global Natural Resources Fund	3,018	676	526	130	590
Global Small Cap Fund	481	4	4	–	151
International Equity Fund	12,801	2,106	669	14,528	19,989
Small Cap Fund	11,081	4,328	332	1,929	3,491
U.S. Equity Fund	643	30	3	402	11

Amounts listed as “–” are $0 or round to $0.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2013, were as follows:

Fund	Purchases	Sales
Asia-Pacific (ex-Japan) Equity Fund	$213,893,170	$26,077,901
Asia-Pacific Smaller Companies Fund	15,455,361	3,084,060
China Opportunities Fund	3,954,550	3,731,419
Emerging Markets Fund	2,843,359,168	260,578,431
Equity Long-Short Fund	89,181,715	127,411,150
European Equity Fund	4,997,543	50,375
Global Equity Fund	33,703,650	10,405,025
Global Natural Resources Fund	3,780,539	11,505,519
Global Small Cap Fund	126,785,875	37,729,966
International Equity Fund	160,313,921	64,831,116
Latin American Equity Fund	4,982,420	53,422
Small Cap Fund	30,510,997	60,278,171
U.S. Equity Fund	33,293,708	56,428,754

Semi-Annual Report 2013

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

6. Financial Highlights

The Global Equity Fund Institutional Service Class Financial Highlights prior to the fiscal year ended October 31, 2008 were as follows:

	Investment Activities				Distributions			Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redem- ption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2007	$11.74	0.03	3.81	3.84	(0.04)	–	(0.04)	0.01	$15.55	32.84%	$39	1.42%	0.17%	1.42%	257.25%
Year Ended October 31, 2006(f)	$9.35	0.02	2.42	2.44	(0.05)	–	(0.05)	–	$11.74	26.17%	$20	1.65%	0.15%	1.70%	298.51%
Year Ended October 31, 2005	$7.60	(0.01)	1.79	1.78	(0.03)	–	(0.03)	–	$9.35	23.48%	$3,883	1.64%	(0.15%)	1.89%	352.57%
Year Ended October 31, 2004	$7.08	0.05	0.47	0.52	–	–	–	–	$7.60	7.34%	$1,373	1.65%	0.61%	1.80%	495.62%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

7. Portfolio Investment Risks

(a)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(b)	Risks Associated with Emerging Markets

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by a Fund. The limited liquidity of emerging country securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c)	Risks Associated with European Markets

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Please read the prospectus for more detailed information regarding these risks.

2013 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

8. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

As of April 30, 2013, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia-Pacific (ex-Japan) Equity Fund	$777,133,679	$105,283,819	$(24,503,755)	$80,780,064
Asia-Pacific Smaller Companies Fund	42,674,473	8,046,520	(631,321)	7,415,199
China Opportunities Fund	35,095,484	7,968,274	(2,146,350)	5,821,924
Emerging Markets Fund	9,701,620,936	2,199,304,994	(236,266,444)	1,963,038,550
Equity Long-Short Fund	530,393,932	92,276,984	(8,619,721)	83,657,263
European Equity Fund	4,951,351	172,349	(41,158)	131,191
Global Equity Fund	128,553,037	22,412,690	(626,405)	21,786,285
Global Natural Resources Fund	37,748,099	4,733,222	(4,790,682)	(57,460)
Global Small Cap Fund	165,476,002	29,515,052	(1,318,575)	28,196,477
International Equity Fund	941,050,782	212,132,318	(16,476,246)	195,656,072
Latin American Equity Fund	4,928,641	199,183	(54,203)	144,980
Small Cap Fund	106,242,466	28,783,423	(92,906)	28,690,517
U.S. Equity Fund	314,711,408	87,836,869	(672,037)	87,164,832

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$21,963,360	$5,050,546	$27,013,906	$–	$–	$27,013,906
Asia-Pacific Smaller Companies Fund	5,149	–	5,149	–	–	5,149
China Opportunities Fund	829,749	–	829,749	–	–	829,749
Emerging Markets Fund	65,964,893	46,006,519	111,971,412	–	–	111,971,412
Equity Long-Short Fund	–	5,133,097	5,133,097	–	–	5,133,097
Global Equity Fund	947,224	–	947,224	–	–	947,224
Global Natural Resources Fund	525,707	–	525,707	–	–	525,707
Global Small Cap Fund	872,153	–	872,153	–	–	872,153
International Equity Fund	18,162,092	–	18,162,092	–	–	18,162,092
Small Cap Fund	–	–	–	–	–	–
U.S. Equity Fund	2,340,635	–	2,340,635	–	–	2,340,635

Semi-Annual Report 2013

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

As of October 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Asia-Pacific (ex-Japan) Equity Fund	$–	$8,768,886	$8,336,550	$–	$–	$–	$–	$42,201,549	$59,306,985
Asia-Pacific Smaller Companies Fund	–	758,986	32,113	–	–	–	–	1,985,157	2,776,256
China Opportunities Fund	–	–	–	–	–	–	(15,870,659)	4,122,629	(11,748,030)
Emerging Markets Fund	–	99,552,992	–	–	–	–	(930,484)	1,138,055,062	1,236,677,570
Equity Long-Short Fund	–	–	6,229,330	–	–	(6,351,163)	–	19,840,051	19,718,218
Global Equity Fund	–	148,126	–	–	–	–	(20,156,628)	9,266,070	(10,742,432)
Global Natural Resources Fund	–	123,726	–	–	–	–	(31,347,672)	2,544,474	(28,679,472)
Global Small Cap Fund	–	254,749	–	–	–	–	(16,897,773)	20,705,544	4,062,520
International Equity Fund	–	1,639,518	–	–	–	–	(164,927,141)	86,869,613	(76,418,010)
Small Cap Fund	–	–	–	–	–	(964,396)	(459,861,003)	18,471,043	(442,354,356)
U.S. Equity Fund	–	259,878	–	–	–	–	(49,659,718)	43,666,994	(5,732,846)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.
**	As of October 31, 2012, for Federal income tax purposes, the Funds in the following table have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
China Opportunities Fund	$15,870,659	2017
Emerging Markets Fund	930,484	Unlimited (Short-Term)
Global Equity Fund	79,709	2015
Global Equity Fund	8,606,529	2016
Global Equity Fund	10,277,121	2017
Global Equity Fund	1,193,269	Unlimited (Short-Term)
Global Natural Resources Fund	31,347,670	2017
Global Small Cap Fund	16,897,773	2017
International Equity Fund	3,801,252	2014
International Equity Fund	14,752,000	2015
International Equity Fund	41,161,658	2016
International Equity Fund	105,212,231	2017
Small Cap Fund	15,682,683	2015
Small Cap Fund	138,576,210	2016
Small Cap Fund	305,602,110	2017
U.S. Equity Fund	49,659,718	2016
U.S. Equity Fund	21,312,042	2017

Amounts listed as “–” are $0 or round to $0.

2013 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

10. Significant Shareholders

As of April 30, 2013, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia-Pacific (ex-Japan) Equity Fund	70.2%	2
Asia-Pacific Smaller Companies Fund	83.4	2
China Opportunities Fund	22.1	4
Emerging Markets Fund	29.7	5
Equity Long-Short Fund	42.0	3
European Equity Fund	100.0	1
Global Equity Fund	25.8	4
Global Natural Resources Fund	29.1	5
Global Small Cap Fund	24.4	7
International Equity Fund	27.9	4
Latin American Equity Fund	100.0	1
Small Cap Fund	18.3	6
U.S. Equity Fund	12.1	1

11. Fund Reorganizations

Effective February 25, 2013, the U.S. Equity Fund acquired all of the assets and assumed all of the liabilities of the U.S. Equity II Fund. The acquisition was accomplished by a tax-free exchange as follows:

4,634,801 shares of the U.S. Equity II Fund, fair valued at $69,346,732 for 6,407,686 shares of the U.S. Equity Fund.

The investment portfolio and cash of the U.S. Equity II Fund with a fair value of $69,346,732 were the principal assets acquired by the U.S. Equity Fund. For financial reporting purposes, assets received and shares issued by the U.S. Equity Fund were recorded at value; however, the cost basis of the investments received from the U.S. Equity II Fund was carried forward to align ongoing reporting of the U.S. Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The U.S. Equity Fund acquired capital loss carryovers of $21,312,042 (subject to future annual limitations). Immediately prior to the merger, the net assets of the U.S. Equity II Fund were $69,346,732.

Assuming that the U.S. Equity merger had been completed on November 1, 2012, the pro forma results of operations for the six months ended April 30, 2013 are as follows:

Net investment income	$2,023,036
Net realized and unrealized gain from investments	46,085,944
Net increase in net assets resulting from operations	48,108,980

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practical to separate the amounts of revenue and earnings of the U.S. Equity II Fund that have been reflected in the statements of operations since February 25, 2013 for the U.S. Equity Fund.

Semi-Annual Report 2013

Notes to Financial Statements (concluded)

April 30, 2013 (Unaudited)

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	U.S. Equity II Fund	U.S. Equity Fund	U.S. Equity Fund
Net Assets:
Class A/Class A	$67,631,922	$195,389,497	$263,021,419
Class C/Class C	1,714,810	8,052,914	9,767,725
Class R/Class R	–	452,617	452,617
Institutional Service Class/Institutional Service Class	–	118,192,565	118,192,565
Institutional Class/Institutional Class	–	3,186,689	3,186,689
Shares Outstanding:
Class A/Class A	4,489,639	18,015,388	24,251,217
Class C/Class C	145,162	807,059	978,916
Class R/Class R	–	43,465	43,465
Institutional Service Class/Institutional Service Class	–	10,469,012	10,469,012
Institutional Class/Institutional Class	–	282,257	282,257
Net Asset Value per Share:
Class A/Class A	15.06	10.85	10.85
Class C/Class C	11.81	9.98	9.98
Class R/Class R	–	10.41	10.41
Institutional Service Class/Institutional Service Class	–	11.29	11.29
Institutional Class/Institutional Class	–	11.29	11.29
Net unrealized appreciation/(depreciation)	14,177,990	66,030,785	80,208,775
Accumulated net realized gain/(loss)	(21,347,109)	(45,490,759)	(45,490,759)

12. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), Disclosures about Offsetting Assets and Liabilities. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective for annual reporting periods beginning on or after January 1, 2013 (and interim periods within those annual periods). Management is currently evaluating the implications of this ASU and its impact on the financial statements has not been determined.

13. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of April 30, 2013.

2013 Semi-Annual Report

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees, transfer agent out-of-pocket expenses and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2012 and continued to hold your shares at the end of the reporting period, April 30, 2013.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, November 1, 2012	Actual Ending Account Value, April 30, 2013	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Asia-Pacific (ex-Japan) Equity Fund
Class A	$1,000.00	$1,069.80	$1,017.36	$7.70	$7.50	1.50%
Class C	1,000.00	1,067.20	1,013.64	11.53	11.23	2.25%
Class R	1,000.00	1,069.40	1,016.12	8.98	8.75	1.75%
Institutional Service Class	1,000.00	1,071.60	1,018.60	6.42	6.26	1.25%
Institutional Class	1,000.00	1,071.60	1,018.60	6.42	6.26	1.25%
Aberdeen Asia-Pacific Smaller Companies Fund
Class A	1,000.00	1,163.70	1,015.72	9.82	9.15	1.83%
Class C	1,000.00	1,158.50	1,012.00	13.81	12.87	2.58%
Class R	1,000.00	1,160.80	1,014.23	11.41	10.64	2.13%
Institutional Service Class	1,000.00	1,165.20	1,016.81	8.64	8.05	1.61%
Institutional Class	1,000.00	1,165.00	1,016.81	8.64	8.05	1.61%
Aberdeen China Opportunities Fund
Class A	1,000.00	1,067.70	1,015.42	9.69	9.44	1.89%
Class C	1,000.00	1,063.90	1,011.80	13.41	13.07	2.62%
Class R	1,000.00	1,066.40	1,013.89	11.27	10.99	2.20%
Institutional Service Class	1,000.00	1,069.00	1,016.76	8.31	8.10	1.62%
Institutional Class	1,000.00	1,068.90	1,016.76	8.31	8.10	1.62%
Aberdeen Emerging Markets Fund
Class A	1,000.00	1,081.60	1,018.00	7.07	6.85	1.37%
Class C	1,000.00	1,078.50	1,014.53	10.67	10.34	2.07%
Class R	1,000.00	1,080.70	1,016.76	8.36	8.10	1.62%
Institutional Service Class	1,000.00	1,082.40	1,018.50	6.56	6.36	1.27%
Institutional Class	1,000.00	1,083.70	1,019.59	5.42	5.26	1.05%

Semi-Annual Report 2013

Shareholder Expense Examples (Unaudited) (continued)

	Beginning Account Value, November 1, 2012	Actual EndingAccount Value, April 30, 2013	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Equity Long-Short Fund
Class A	$1,000.00	$1,054.90	$1,010.56	$14.62	$14.31	2.87%
Class C	1,000.00	1,051.50	1,007.14	18.11	17.72	3.56%
Class R	1,000.00	1,053.00	1,008.48	16.75	16.38	3.29%
Institutional Service Class	1,000.00	1,054.20	1,011.01	14.16	13.86	2.78%
Institutional Class	1,000.00	1,057.50	1,012.20	12.96	12.67	2.54%
Aberdeen European Equity Fund[2]
Class A	1,000.00	1,039.00	1,018.10	1.36	6.76	1.35%
Class C	1,000.00	1,039.00	1,014.38	2.11	10.49	2.10%
Class R	1,000.00	1,039.00	1,016.86	1.61	8.00	1.60%
Institutional Service Class	1,000.00	1,040.00	1,019.34	1.11	5.51	1.10%
Institutional Class	1,000.00	1,040.00	1,019.34	1.11	5.51	1.10%
Aberdeen Global Equity Fund
Class A	1,000.00	1,126.90	1,017.21	8.07	7.65	1.53%
Class C	1,000.00	1,123.50	1,013.94	11.53	10.94	2.19%
Class R	1,000.00	1,126.30	1,016.32	9.02	8.55	1.71%
Institutional Service Class	1,000.00	1,129.50	1,018.89	6.28	5.96	1.19%
Institutional Class	1,000.00	1,128.70	1,018.89	6.28	5.96	1.19%
Aberdeen Global Natural Resources Fund
Class A	1,000.00	978.70	1,017.41	7.31	7.45	1.49%
Class C	1,000.00	975.30	1,014.08	10.58	10.79	2.16%
Class R	1,000.00	977.40	1,016.36	8.33	8.50	1.70%
Institutional Service Class	1,000.00	980.50	1,019.04	5.70	5.81	1.16%
Institutional Class	1,000.00	979.30	1,019.04	5.69	5.81	1.16%
Aberdeen Global Small Cap Fund
Class A	1,000.00	1,123.10	1,016.91	8.37	7.95	1.59%
Class C	1,000.00	1,119.30	1,013.39	12.09	11.48	2.30%
Class R	1,000.00	1,121.70	1,015.82	9.52	9.05	1.81%
Institutional Service Class	1,000.00	1,123.70	1,018.15	7.06	6.71	1.34%
Institutional Class	1,000.00	1,125.00	1,018.35	6.85	6.51	1.30%
Aberdeen International Equity Fund
Class A	1,000.00	1,125.00	1,018.45	6.74	6.41	1.28%
Class C	1,000.00	1,121.30	1,015.03	10.36	9.84	1.97%
Class R	1,000.00	1,122.70	1,017.31	7.95	7.55	1.51%
Institutional Service Class	1,000.00	1,125.40	1,019.44	5.69	5.41	1.08%
Institutional Class	1,000.00	1,126.70	1,019.98	5.11	4.86	0.97%
Aberdeen Latin American Equity Fund[2]
Class A	1,000.00	1,033.00	1,017.11	1.55	7.75	1.55%
Class C	1,000.00	1,032.00	1,013.39	2.30	11.48	2.30%
Class R	1,000.00	1,032.00	1,015.87	1.80	9.00	1.80%
Institutional Service Class	1,000.00	1,033.00	1,018.35	1.30	6.51	1.30%
Institutional Class	1,000.00	1,033.00	1,018.35	1.30	6.51	1.30%
Aberdeen Small Cap Fund
Class A	1,000.00	1,167.80	1,017.51	7.90	7.35	1.47%
Class C	1,000.00	1,163.40	1,014.13	11.53	10.74	2.15%
Class R	1,000.00	1,167.00	1,016.46	9.03	8.40	1.68%
Institutional Service Class	1,000.00	1,168.20	1,019.09	6.18	5.76	1.15%
Institutional Class	1,000.00	1,169.80	1,019.09	6.19	5.76	1.15%

2013 Semi-Annual Report

Shareholder Expense Examples (Unaudited) (concluded)

	Beginning Account Value, November 1, 2012	Actual EndingAccount Value, April 30, 2013	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen U.S. Equity Fund
Class A	$1,000.00	$1,132.00	$1,019.09	$6.08	$5.76	1.15%
Class C	1,000.00	1,127.40	1,015.37	10.02	9.49	1.90%
Class R	1,000.00	1,129.80	1,017.85	7.39	7.00	1.40%
Institutional Service Class	1,000.00	1,132.90	1,020.33	4.76	4.51	0.90%
Institutional Class	1,000.00	1,134.80	1,020.33	4.76	4.51	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Information shown reflects values using the expense ratios and rates of return for the period March 25, 2013 (commencement of operations) to April 30, 2013.

Semi-Annual Report 2013

Supplemental Information (Unaudited)

April 30, 2013

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

Aberdeen European Equity Fund (the “Fund”) is a new investment portfolio of the Aberdeen Funds (the “Trust”). At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Trust held on December 5, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”) approved for an initial two-year period the proposed investment advisory agreement with Aberdeen Asset Management Inc. (the “Adviser”) with respect to the Fund and the proposed investment sub-advisory agreement among the Trust on behalf of the Fund, the Adviser and Aberdeen Asset Managers Limited (“AAML”) (collectively, the “Agreements”). AAML is an affiliate of the Adviser and is sometimes referred to as the “Sub-Adviser.” The Adviser and the Sub-Adviser are sometimes referred to collectively as the “Advisers.”

In considering the Agreements, the Board reviewed a variety of information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services to be provided by the Advisers under their respective Agreements. The materials provided to the Board included, among other items: (i) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s proposed expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (ii) information about the expected profitability of the Agreements to the Advisers; and (iii) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory arrangements and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considered other matters such as (i) the Advisers’ financial condition; (ii) the performance of comparable funds or accounts managed by the Advisers as compared to a peer group of comparable funds; (iii) the Fund’s investment objective and strategies; (iv) the Advisers’ investment personnel and operations; (v) arrangements relating to the distribution of the Fund’s shares and the related costs; (vi) the procedures employed to determine the value of the Fund’s assets; (vii) the proposed allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (viii) the resources devoted to, and the record of compliance by other funds of the Trust with, the investment policies and restrictions, policies on personal securities transactions and other compliance policies; (ix) any “fall-out” benefits to the Advisers and their affiliates (i.e., ancillary benefits realized by the Advisers and their affiliates from the Advisers’ relationship with the Trust); and (x) possible conflicts of interest. The Board also considered the nature, extent and quality of the services to be provided to the Fund by the Advisers’ affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from the Adviser and the Sub-Adviser.

In addition to the materials requested by the Trustees in connection with their consideration of the approval of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers.

At the meeting held on December 5, 2012, the Agreements were approved for an initial two-year period. The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive session with counsel to the Independent Trustees regarding consideration of the approval of the Agreements. In considering whether to approve the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser to the Fund and the resources dedicated to the Fund by the Adviser and the Sub-Adviser and their affiliates. The Board considered, among other things, the Advisers’ investment experience, including the growth and development of the Aberdeen Group’s global investment management activities. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that would be primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services to be provided by the Adviser to the Fund, but also the administrative services to be provided by the Adviser to the Fund under a separate administration agreement. The Adviser’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Adviser’s risk management processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the funds in the Trust and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussions and reports during the preceding year in connection with the other funds in the Trust.

2013 Semi-Annual Report

Supplemental Information (Unaudited) (continued)

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services to be provided were extensive in nature and of high quality and supported the approval of the Agreements.

Comparable Performance of the Advisers. The Trustees received information about the performance of the Aberdeen Pan European Composite (the “Composite”), which has a similar investment strategy as the Fund, over various time periods, including information that compared the performance of the Composite to the performance of a peer group of comparable funds as determined by an independent third party.

The Trustees noted that the Composite outperformed the average of its peer group for the 1-, 3- and 5-year periods ended September 30, 2012. The Trustees also noted that the Composite outperformed the Fund’s proposed benchmark for the 1-, 3- and 5- year periods ended September 30, 2012. The Trustees also considered the Adviser’s and the Sub-Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee questions about performance and the willingness of the Adviser and the Sub-Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded that the performance of the Composite and the Advisers supported the approval of the Agreements.

The costs of the services to be provided and profits expected to be realized by the Advisers and their affiliates from their relationships with the Fund.

The Trustees considered the fees proposed to be charged to the Fund for advisory services as well as the expected total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and expected total expense level to those of a peer group determined by an independent third party (“Expense Group”) and information about the advisory fees charged by the Adviser to comparable Aberdeen funds as well as information about the advisory fees charged by the Adviser to any separately managed accounts with a similar strategy (“comparable funds/accounts”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to the comparable funds/accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees considered that the Fund’s proposed management fee was below the average of the Expense Group. The Trustees further considered that the Fund’s estimated total net expenses were below the average of the Expense Group. The Trustees also noted that the sub-advisory fees for the Fund would be paid by the Adviser, not the Fund, out of its advisory fee. The Board also considered that the Adviser had agreed to enter into an expense limitation agreement with the Fund, pursuant to which the Adviser would agree to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly expected to be received by the Adviser and its affiliates from their relationship with the Fund. The Trustees reviewed information provided by management as to the expected profitability of the Adviser and its affiliates’ relationship with the Fund, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the estimated expense levels of the Fund, and that the Adviser had agreed to implement an expense limitation with respect to the Fund for a period of time.

After reviewing these and related factors, the Board concluded that the proposed advisory and subadvisory fees were fair and reasonable, and that the anticipated costs of these services generally and the related estimated profitability of the Adviser and its affiliates from their relationships with the Fund were reasonable and supported the approval of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and the Sub-Adviser and whether those economies would be shared with the Fund through breakpoints in their investment advisory fee or other means, such as expense waivers or limitations. The Trustees noted that the Fund’s advisory fee schedule was subject to breakpoints that reduce the advisory fee rate on assets above certain specified levels. The Trustees noted that the Fund would be subject to an expense limitation for a minimum of twelve months whereby the Adviser had agreed to waive a portion of its advisory fee and/or reimburse Fund expenses. The Board took into account management’s discussion of potential economies of scale with respect to the Fund. The Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the estimated profitability to the Adviser and its affiliates of their relationship with the Fund, as discussed above. The Board also considered the potential effect of the Fund’s growth and size on fees, noting that if the Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

Semi-Annual Report 2013

Supplemental Information (Unaudited) (continued)

After reviewing these and related factors, the Board concluded that the advisory and sub-advisory fee structures were reasonable and appropriately reflect potential economies of scale to be shared between the Fund and the Advisers, and supported the approval of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether the funds of the Trust have operated in accordance with their investment objectives and the funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were expected to provide to the Fund.

•	the nature, quality, cost and extent of administrative services to be performed by the Adviser under the investment advisory Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including a majority of the Independent Trustees, concluded that approval of the Agreements would be in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an initial two-year period.

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

Aberdeen Latin American Equity Fund (the “Fund”) is a new investment portfolio of the Aberdeen Funds (the “Trust” or the “Funds”). At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Trust held on March 6, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an initial two-year period the proposed investment advisory agreement with Aberdeen Asset Management, Inc. (the “Adviser”) with respect to the Fund and the proposed investment sub-advisory agreement among the Trust on behalf of the Fund, the Adviser and Aberdeen Asset Managers Limited (“AAML” or the Sub-Adviser”) (collectively, the “Agreements”). AAML is an affiliate of the Adviser. The Adviser and the Sub-Adviser are referred to collectively as the “Advisers.”

In considering the Agreements, the Board reviewed a variety of information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of the services to be provided by the Advisers under their respective Agreements. The materials provided to the Board included, among other items: (i) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s proposed expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (ii) information about the expected profitability of the Agreements to the Advisers; and (iii) a memorandum from the Independent Trustees’ independent legal counsel (“Independent Trustee Counsel”) on the responsibilities of the Board of Trustees in considering for approval the investment advisory agreement and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considered other matters such as (i) the Advisers’ financial condition; (ii) the performance of other similar funds or accounts managed by the Advisers as compared to a peer group of comparable funds; (iii) the Fund’s investment objective and strategies; (iv) the Advisers’ investment personnel and operations; (v) arrangements relating to the distribution of the Fund’s shares and related costs; (vi) the procedures employed to determine the value of the Fund’s assets; (vii) the proposed allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft dollars” to pay Fund expenses and to pay for research and other similar services; (viii) the resources devoted to, and the record of compliance by, other funds of the Trust with, the investment policies and restrictions, policies on personal securities transactions and other compliance policies; (ix) any “fall-out” benefits to the Advisers and their affiliates (together, “Aberdeen Group”) (i.e., ancillary benefits realized by the Advisers and their affiliates from the Advisers’ relationship with the Trust); and (x) possible conflicts of interest on the part of the Advisers or their affiliates. The Board also considered the nature, extent and quality of the services to be provided to the Fund by the Advisers’ affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from the Adviser and the Sub-Adviser.

In addition to the materials requested by the Trustees in connection with their consideration of the approval of the Agreements, the Trustees received materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Advisers.

2013 Semi-Annual Report

Supplemental Information (Unaudited) (continued)

At the meeting held on March 6, 2013, the Agreements were approved for the Fund for an initial two-year period. The Independent Trustees were advised by Independent Trustee Counsel throughout the process. The Independent Trustees also consulted in executive session with Independent Trustee Counsel regarding consideration of the approval of the Agreements. In considering whether to approve the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative in reaching their decision. Individual Trustees may have evaluated the information presented differently from one another, giving weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Agreements.

The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser to the Fund and the resources dedicated to the Fund by the Adviser and the Sub-Adviser and their affiliates. The Board considered, among other things, the Advisers’ investment experience, including the growth and development of Aberdeen Group’s global investment management activities. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that would be primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory and sub-advisory services to be provided by the Adviser and the Sub-Adviser, respectively, to the Fund, but also the administrative services to be provided by the Adviser to the Fund under a separate administration agreement. The Adviser’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the performance of the Funds in the Trust and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and that provides a variety of fund and shareholder services. The Board also took into account its knowledge of and previous experience with the Advisers and the quality of the performance of the Advisers’ duties through Board meetings, discussions and reports during the preceding year in connection with the other Funds in the Trust.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services to be provided to the Fund were extensive in nature and of high quality and supported the approval of the Agreements.

Comparable Performance of the Advisers.

The Trustees received information about the Aberdeen Latin American Equity Composite (the “Composite”) and the Aberdeen Global – Latin American Equity Fund (the “Global Fund”), an open-end fund incorporated in Luxembourg, each of which has a similar investment strategy as the Fund, over various time periods, including information that compared the performance of the Composite and the Global Fund to the performance of a peer group of comparable funds as determined by an independent third party.

The Trustees noted that the Composite had outperformed the average of its peer group for the 1- and 3-year periods ended December 31, 2012 and that the Global Fund had outperformed the average of its peer group for the 1-, 3-, 5- and 10-year periods ended December 31, 2012. The Trustees also noted that the Composite had outperformed the Fund’s proposed benchmark for the 1- and 3-year periods ended December 31, 2012 and that the Global Fund outperformed the Fund’s proposed benchmark for the 1-, 3-, 5- and 10-year periods ended December 31, 2012. The Trustees also considered the Adviser’s and the Sub-Advisers’ performance and reputation generally, the performance of the Funds generally, and the historical responsiveness of the Adviser to Trustee questions about performance and the willingness of the Adviser and the Sub-Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded that the performance of the Composite, the Global Fund and the Advisers supported the approval of the Agreements.

The costs of the services to be provided and the profits expected to be realized by the Advisers and their affiliates from their relationships with the Fund.

The Trustees considered the fees proposed to be charged to the Fund for advisory services as well as the expected total expense level of the Fund. This information included comparisons (provided both by the Advisers and also by an independent third party) of the Fund’s proposed advisory fee and expected total expense level and those of a peer group determined by an independent third party (the “Expense Group”) and information about the advisory fees charged by the Advisers to comparable Aberdeen funds (“comparable funds/accounts”). In comparing the fees payable by the Fund to the Advisers and their affiliates, the Board noted that the fees included both advisory and administrative fees. In considering the fees charged to the comparable funds/accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

Semi-Annual Report 2013

Supplemental Information (Unaudited) (concluded)

The Trustees considered that the Fund’s proposed investment advisory fee was above the average of the Expense Group, but that the Fund’s estimated total net expenses without distribution fees after contractual reimbursements were below the average of the Expense Group. The Trustees also noted that the sub-advisory fees for the Fund would be paid by the Adviser, not the Fund, out of its advisory fees. The Board also considered that the Adviser had agreed to enter into an expense limitation agreement with the Fund, pursuant to which the Adviser would agree to waive a portion of its advisory fee and/or to reimburse certain expenses as a means of limiting the Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly expected to be received by the Adviser and its affiliates from their relationship with the Fund. The Trustees reviewed information provided by the Adviser and the Sub-Adviser as to their expected profitability. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about judicial decisions regarding adviser profitability, the expense levels of the Fund, and that the Adviser agreed to implement an expense limitation with respect to the Fund for at least its first year of operation.

After reviewing these and related factors, the Board concluded that the proposed advisory and sub-advisory fees were fair and reasonable, and that the anticipated costs of these services generally and the related estimated profitability of the Adviser and its affiliates from their relationships with the Fund were reasonable and supported the approval of the Agreements.

Economies of Scale.

The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and the Sub-Adviser and whether those economies would be shared with the Fund through breakpoints in their investment advisory fee, fee waivers or expense limitations. The Trustees noted that the Fund’s advisory fee schedule was subject to breakpoints that reduce the advisory fee rate on assets above certain specified levels. The Trustees noted that the Fund would be subject to an expense limitation for a minimum of twelve months whereby the Adviser agreed to limit the Fund’s total expenses. The Board took into account the Adviser’s and the Sub-Adviser’s discussion of potential economies of scale with respect to the Fund. The Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the estimated profitability of the Adviser and its affiliates as a result of their relationship with the Fund, as previously discussed. The Board also considered the potential effect of the Fund’s growth and size on fees, noting that if the Fund’s assets increase over time, the Fund may realize additional economies of scale to the extent its assets increase proportionally more than items of expense do.

After reviewing these and related factors, the Board concluded that the advisory and sub-advisory fee structure was reasonable and appropriately reflected potential economies of scale to be shared between the Fund and the Advisers, and supported the approval of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and the Adviser;

•	the compliance-related resources the Adviser and its affiliates were expected to provide to the Fund;

•	the nature, quality, cost and extent of administrative services to be performed by the Adviser under the administration agreement;

•

“fallout benefits” to the Adviser, including the benefits of research that may be made available to the Adviser by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits; and

•

the possible conflicts of interest associated with fallout benefits and other potential benefits and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of Independent Trustee Counsel, the Trustees, including a majority of the Independent Trustees, concluded that approval of the Agreements would be in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an initial two-year period.

2013 Semi-Annual Report

Rev. 09/2012
FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number and account balances

■    Transaction history and assets

■    Checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

■    Call 1-800-522-5465

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	www.aberdeen-asset.us

Rev. 09/2012

Who we are
Who is providing this notice?	Aberdeen’s North American Funds (collectively referred to as “Aberdeen Funds”)
What we do
How do Aberdeen Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Aberdeen Funds collect my personal information?

We collect your personal information, for example, when you:

■    Open an account or give us your contact information

■    Provide account information or make wire transfers

■    Make deposits or withdrawals from your account

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■    Sharing for affiliates’ everyday business purposes—information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■    Our affiliates include companies with an Aberdeen Asset Management name and wholly-owned subsidiaries of Aberdeen Asset Management PLC, a global financial services company.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Aberdeen Funds do not share personal information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Aberdeen Funds don’t jointly market.
Other important information
This Privacy Notice is being provided by Aberdeen Funds, Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund, Inc., each a U.S.-registered open-end investment company, and North-American-registered closed-end investment companies managed by Aberdeen Asset Management Inc. or its affiliates (collectively, North American Funds).

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Lucia Sitar, Vice President

Brad Crombie, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Megan Mooney, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Pamela Wade, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0140-0613

Aberdeen Funds

Fixed Income Series

Semi-Annual Report

April 30, 2013

Aberdeen Asia Bond Fund

Aberdeen Core Fixed Income Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Emerging Markets Debt Local Currency Fund

Aberdeen Global Fixed Income Fund

Aberdeen Tax-Free Income Fund

Aberdeen Ultra-Short Duration Bond Fund

Aberdeen U.S. High Yield Bond Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Asia Bond Fund	Page 4
Aberdeen Core Fixed Income Fund	Page 14
Aberdeen Emerging Markets Debt Fund	Page 25
Aberdeen Emerging Markets Debt Local Currency Fund	Page 32
Aberdeen Global Fixed Income Fund	Page 40
Aberdeen Tax-Free Income Fund	Page 53
Aberdeen Ultra-Short Duration Bond Fund	Page 60
Aberdeen U.S. High Yield Bond Fund	Page 67

Financial Statements	Page 75

Notes to Financial Statements	Page 106

Shareholder Expense Examples	Page 127
Supplemental Information	Page 129

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23,1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Letter to Shareholders

April 30, 2013

Dear Shareholder:

Welcome to the Aberdeen Funds Semi-Annual Report covering the activities for the six-month period ended April 30, 2013.

Market overview

During the reporting period, global securities markets generally recorded positive returns amid rising optimism spurred mainly by the easing of monetary policy by central banks. This offset concerns over the relatively slower pace of global economic growth and the ongoing sovereign debt crisis in the Eurozone. In early spring, there were concerns in the U.S. that budget cuts implemented by the government “sequester” would have a dramatic impact on economic growth, but these fears have since subsided as markets have proved resilient and the U.S. housing market has continued to post gains. The U.S. broader-market S&P 500 Index posted sizeable gains and reached record highs during the period. There is, however, concern that the U.S. Federal Reserve will begin winding down its $85 billion per month bond-buying program as early as the end of this year.

Despite facing some headwinds, the U.S. and Asian economies are still in growth mode, albeit modest, with the disparity of economic fortunes with Europe and Japan continuing. Consequently, we believe that the overall global recovery remains fragile and the importance of governments providing support to struggling economies remains crucial. Balancing the tightrope of anaemic growth and the need for balance sheet repair has placed an enormous amount of pressure on central banks and their monetary tools, in our view. We believe that the creative approach to monetary policy most likely will continue and remain accommodative, most notably in the U.S., UK and, most recently, Japan. Given its unique political position, the European Central Bank has been reluctant thus far to expand its balance sheet by activating its Outright Monetary Transactions bond-buying program. In our opinion, the fine balancing act between monetary and fiscal policy may continue to challenge politicians and global central banks, and the risk of error remains.

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the investment marketplace in the Global Market Review and Outlook on the following page.

Aberdeen developments

On May 20, 2013, Aberdeen launched a global brand refresh campaign. We have adopted the tagline “Simply asset management” and introduced a new corporate logo, as you can see in this report. To learn more about our new brand, I encourage you to visit www.aberdeen-asset.com/simply.

On May 21, 2013, Aberdeen completed the acquisition of Artio Global Investors Inc., a U.S. publicly-listed asset manager. This acquisition will expand Aberdeen’s U.S. business, deepen our distribution network in the region and add to our existing fixed income capabilities. Artio managed a $9.2 billion fixed income business, including Total Return Bond and Global High Yield strategies, and a $1.4 billion international and global equities business which will be transitioned to Aberdeen’s global equity investment process. Artio’s Global High Yield and High Grade teams, including portfolio managers Greg Hopper and Don Quigley, will continue to lead these fixed income funds at Aberdeen. The international and global equity portfolios will be managed by Aberdeen’s Global Equity team.

In March 2013, we launched the Aberdeen European Equity Fund and the Aberdeen Latin America Equity Fund amid rising demand from our clients for global exposure at a regional level. The Aberdeen Latin America Equity Fund is managed by Aberdeen’s Emerging Markets Equity Team, led by Devan Kaloo in London and supported by Nick Robinson, Head of Brazilian Equities, in Sao Paulo, Brazil. The Aberdeen European Equity Fund is managed by Aberdeen’s Pan European Equity Team, led by Jeremy Whitley in London.

During the period, Aberdeen Funds also received several industry awards. We won four 2013 Lipper Fund Awards, including “Best International Income Fund over Three Years” for the Aberdeen Asia Bond Fund (Institutional Class: CSABX), “Best International Small Cap Equity Fund over Three Years” for the Aberdeen Global Small Cap Fund (Institutional Class: ABNIX), as well as both “Best International Equity Fund over Three Years” and “Best International Equity Fund over Ten Years” for the Aberdeen International Equity Fund (Institutional Class: GIGIX and Institutional Service Class: GIGSX). In addition, we were named 2013 Equity Manager of the Year at the Public Pension Fund Awards presented by Money Management Intelligence.

Thank you for choosing Aberdeen Funds. We value your investment with us.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

2013 Semi-Annual Report

1

Market Review

Major global equity market indices posted sizeable gains for the six-month period ended April 30, 2013, buoyed mainly by coordinated global central bank monetary policy. The developed markets led the rally, while their emerging markets counterparts recorded more modest gains for the period. The U.S. broader-market S&P 500 Index and the MSCI All Country World ex U.S. Index rose 14.4% and 13.0%, respectively, outperforming the 5.4% return of the MSCI Emerging Markets Index, over the semiannual period. Both the U.S. presidential election and China’s leadership change proceeded smoothly, further supporting risk appetite. Additionally, the U.S. government’s resolution of the “fiscal cliff” reached at the beginning of 2013 provided more clarity on U.S. fiscal issues. Towards the end of the period, however, political gridlock resulting from an inconclusive Italian election, the European Central Bank’s (ECB) financial bailout for Cyprus, and mixed economic data from major economies caused volatility to re-emerge. Nevertheless, the Bank of Japan’s bold quantitative easing plan appeared to provide some comfort to investors.

U.S stocks rose sharply despite starting the period amid an environment of uncertainty, with investors reacting mainly to the latest developments in the fiscal cliff negotiations. Congress finally came to a compromise after the New Year’s Day 2013 deadline, focusing on taxation of the wealthy and the decision to delay spending cuts for two months. However, the mandate for decreases in the U.S. federal budget under “sequestration” took effect on March 1, triggering $85 billion in automatic spending cuts. On the economic front, the U.S. unemployment rate declined modestly during the review period, although we feel that job gains remain below the level needed to support steady economic growth over the long term. Gross domestic product (GDP) growth, while improving somewhat, generally has remained below its historical levels. While the U.S. housing market continues to gain strength, we believe that the low starting base following the credit crisis means that any uptick has a less significant impact on economic activity than it has historically.

The strongest performer among the major developed equity markets for the reporting period outside of the U.S. was Japan, which rallied in response to the Bank of Japan’s aggressive monetary easing policy, as well as a notable decline in the yen. Although the most recent GDP data indicate that the Japanese economy is technically no longer in a recession, exports have come under pressure as demand from the Eurozone has waned. We believe that the longevity of this equity market rally will depend more on structural reform progress than any drop in the yen. The European markets gained ground during the semiannual period mainly on optimism regarding the ECB’s efforts to bolster the relatively sluggish economy. In our view, however, the near collapse of Cyprus’ financial system reminded investors that the debt crisis was far from resolved, although the subsequent bailout eased contagion fears somewhat. While we acknowledge that there have been many positive steps achieved on the European policymaking front over the past year, we believe that the role of markets in driving the reform and stimulus agenda cannot be underestimated.

The performance of the global emerging markets lagged that of their developed-market counterparts for the semiannual period. The markets initially moved higher, buoyed by accommodative monetary policy, but the upturn was dampened by concerns of slowing economic growth in the developing markets, along with the ongoing monetary policy tightening in China. India’s 4.5% annualized economic growth rate in the last quarter of 2012 was the lowest in 15 months.1 Political uncertainty in India is causing concern as the effective implementation of policies is becoming more difficult. In Latin America, we believe that the economic success over recent years provides governments with an important window of opportunity. In our opinion, they still have a number of stimulatory policy tools at their disposal and could take advantage of the opportunity to adopt public policies that promote sustainable and long-term economic development, while at the same time mitigating shorter-term risks.

The global fixed income markets, as measured by the Barclays Capital Global Aggregate Bond Index, recorded modest losses over the reporting period attributable to an increase in risk appetite, as well as concerns about the fiscal crisis in Cyprus. Government securities led the downturn as investors sought higher yields in the persistent low-interest-rate environment. The U.S. high yield sector again performed well as the balance sheets of U.S. corporations continued to improve. The JPMorgan GBI-EM Global Diversified Index, the emerging markets debt benchmark, gained 2.5% for the semiannual period. All segments of the asset class saw positive returns, with particular strength in Latin America and Mexico. The Brazilian central bank (COPOM) officially ended its monetary easing cycle in November 2012 and stated its belief that the country will see stable monetary conditions for a “sufficiently long time.” The Reserve Bank of India cut its repurchase rate by 25 basis points to 7.75% in January, in addition to reducing the cash reserve ratio by the same amount, which we believe the country’s industrial sector will view positively.

Outlook

In our opinion, for all the talk of the economic rise of Asia and the emerging markets, and we are firm believers in the long-term story, it is still the U.S. that everyone looks to when trying to assess the health of the global economy. Therefore, we feel that the apparent ease with which investors have shrugged off the fiscal contraction resulting from the fiscal cliff and sequestration is surprising. In our view, the potential headwinds that the global economic recovery faces have begun to come back into focus. We believe that much of the burden rests on American shoulders, given that the U.S. consumer alone represents 16% of global GDP.2 A pause for risk assets is therefore understandable, especially given the apparently inexorable rise of markets so far this year, in our view. Investors have also been

1	Source: Central Statistical Organisation of India, February 2013
2	Source: The World Bank, May 2013

Semi-Annual Report 2013

2

Market Review (concluded)

reminded that the public sector debt crises of Europe and the U.S. will take years to resolve and, consequently, we believe that growth is likely to remain muted for some time. Fortunately, however, we feel that investment opportunities remain. In our opinion, selective companies with exposure to emerging markets, bonds issued by certain Asian and Latin American governments, and infrastructure investment all have the potential to produce strong returns over the long term. However, we feel that accommodative monetary policy is likely to support asset prices generally for some time.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

2013 Semi-Annual Report

3

Aberdeen Asia Bond Fund (Unaudited)

The Aberdeen Asia Bond Fund (Class A shares at net asset value net of fees) returned 2.43% for the six-month period ended April 30, 2013, versus the 3.28% return of its benchmark, the HSBC Asian Local Bond Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of International Income Funds (consisting of 139 funds) was 0.43% for the period.

Asian fixed income markets, given robust inflows, posted modest gains in a steady uptrend during the reporting period. Initially, there were investor concerns over lackluster data and fiscal uncertainty in the U.S., while an inconclusive Italian election, Cyprus’s banking woes and weak manufacturing index readings reignited sovereign debt fears in Europe. Subsequently, the U.S. economy appeared to improve, while the Federal Reserve reaffirmed its accommodative monetary policy stance. A Cyprus banking bailout also somewhat eased investor concerns. Towards the end of the period, it appeared that Asian bond markets were supported by Japan’s bold quantitative easing, a softening economic growth outlook and receding inflationary pressures.

The Philippine local currency bond market was the strongest performer among Asian fixed income markets for the period, as it benefited from cuts to the Special Deposit Account1 rate and investment rating upgrades, while Indian bonds were bolstered by the central bank’s interest rate cut. The higher-yielding Indonesian market was lifted in part by capital inflows. In contrast, Taiwan bonds lagged the overall market as economic data signalled a modest improvement in the coming months. Markets in Hong Kong and Singapore closed flat, in tandem with the performance of U.S. Treasuries.

Regional currencies ended the period mixed against the U.S. dollar. Gains were led by the Malaysian ringgit and the Thai baht, whereas the Philippine peso, Korean won and Indian rupee lagged.

Fund performance for the semiannual period was slowed by our currency strategy. This was attributable mainly to the Fund’s positions in the Thai baht, Chinese yuan and Malaysian ringgit, as well as hedging costs for those currencies.

The Fund’s holdings in Asian local currency bonds provided the most positive relative returns for the Fund over the reporting period due to the positive contribution from interest rate strategies. The overweight versus the benchmark HSBC Asian Local Bond Index in the higher-yielding Indian market was a positive contributor to performance, along with both the overweight and relatively shorter duration in Thailand. In U.S.-denominated Asian credit, the overweight to the financials sector also added to the Fund’s relative performance, although the more conservative positioning in the high-yield market, particularly in Chinese high-yield industrials and real estate, detracted from performance.

While we maintained the Fund’s overweight relative to the benchmark in what we view as the more stable currencies, such as the Chinese yuan, we raised the exposure to the Korean won and Philippine peso because we feel that they have robust fundamentals. We also started to build a position in the Indian rupee in view of some reform progress. Conversely, we cut the Fund’s exposure to the Singapore dollar, as its nominal effective exchange rate was approaching the upper limit of the policy band.2 We also trimmed our position in the Malaysian ringgit in view of uncertainty ahead of the May Malaysian general elections.

In Thailand, we cut the Fund’s holdings in the baht and Thai bonds following a sharp rally. We also reduced the holdings in Indonesian bonds in an effort to limit exposure to the rupiah. Against this, we began building a position in Indian bonds, given our belief that moderating inflation could lead to an easing of monetary policy. We reduced the Fund’s credit exposure, opting to take some profits in view of the prolonged market rally. In our view, investor demand for yield has remained robust, along with the supply pipeline.

During the semiannual period, we increased the Fund’s exposure to Asian currencies, as we feel that the region has appealing long-term fundamentals. Regarding local rates, we maintained an overweight versus the benchmark to higher-yielding markets, such as the Philippines. In Asian credit, we maintained the underweight to the more fully valued sovereign sector, favoring the industrial sector. We retained a conservative stance, focusing on investment grade and what we viewed as better-quality, higher-yield names, which included certain Chinese real estate companies.

Portfolio Management:

Aberdeen Asia Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

1	Special Deposit Accounts are fixed-term deposits with the Bangko Sentral Pilipinas (BSP), the central bank of the Philippines, made by BSP-supervised financial institutions. These deposits were introduced in November 1998 to expand the BSP’s liquidity management capabilities.
2	The exchange rate policy band is the range of exchange rates a central bank allows its currency to take.

Semi-Annual Report 2013

4

Aberdeen Asia Bond Fund (Unaudited) (concluded)

Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

2013 Semi-Annual Report

5

Aberdeen Asia Bond Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2013)		Six Months†		1 Yr.	5 Yr.	Inception[2]
Class A3	w/o SC	2.43%		7.21%	6.59%	6.22%
	w/SC4	(1.92%	)	2.62%	5.67%	5.46%
Class C3	w/o SC	1.98%		6.41%	6.41%	6.07%
	w/SC5	0.98%		5.41%	6.41%	6.07%
Class R3,6	w/o SC	2.19%		6.86%	6.52%	6.16%
Institutional Service Class[6]	w/o SC	2.43%		7.25%	6.55%	6.19%
Institutional Class[6]	w/o SC	2.45%		7.49%	6.65%	6.27%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 1, 2007.
3	Returns before the first offering of Class A, Class C and Class R (February 27, 2012) are based on the previous performance of the Institutional Class. The performance of Class A, Class C and Class R shares is substantially similar to what the Institutional Class would have produced because all classes invest in the same portfolio of securities. Returns for the Class A, Class C and Class R shares would only differ to the extent of the differences in expenses of the classes.
4	A 4.25% front-end sales charge was deducted.
5	A 1.00% CDSC was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges.

Semi-Annual Report 2013

6

Aberdeen Asia Bond Fund (Unaudited)

Performance of a $10,000 Investment (as April 30, 2013)

Comparative performance of $10,000 invested in the Institutional Class shares of the Aberdeen Asia Bond Fund, the HSBC Asian Local Bond Index (ALBI) and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The HSBC ALBI is a market capitalization-weighted index that tracks the total return performance of liquid bonds, denominated in local currencies of China, Hong Kong, India, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan, and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Asset Allocation
Government Bonds	60.1%
Corporate Bonds	32.2%
Government Agencies	5.6%
Other assets in excess of liabilities	2.1%
100.0%

Top Industries
Commercial Banks	10.8%
Electric Utilities	4.2%
Oil, Gas & Consumable Fuels	3.5%
Diversified Financial Services	3.2%
Gas Utilities	1.6%
Real Estate Investment Trust (REIT) Funds	1.5%
Diversified Holding Companies	1.4%
Real Estate Management & Development	1.3%
Oil & Gas Services	0.8%
Chemicals	0.7%
Other	71.0%
100.0%

Top Holdings
Korea Treasury Bond, Series 1703 03/10/2017	5.4%
Malaysia Government Bond, Series 0512 10/31/2017	4.3%
Thailand Government Bond, Series ILB 07/14/2021	3.7%
Indonesia Treasury Bond, Series FR63 05/15/2023	2.9%
Korea Monetary Stabilization Bond, Series 1412 12/02/2014	2.9%
Korea Treasury Bond, Series 2106 06/10/2021	2.1%
Thailand Government Bond 06/13/2019	2.1%
Malaysia Government Bond, Series 0210 09/15/2017	2.0%
China Government Bond, Series 1019 06/24/2020	1.8%
Axis Bank Ltd., Series 21 12/31/2022	1.8%
Other	71.0%
100.0%

Top Countries
Republic of South Korea	16.8%
Malaysia	14.5%
Indonesia	14.0%
Thailand	11.2%
India	10.1%
Singapore	10.0%
China	9.6%
Hong Kong	7.1%
Philippines	3.5%
Sri Lanka	1.1%
Other	2.1%
100.0%

2013 Semi-Annual Report

7

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (32.2%)
CHINA (4.5%)
Gas Utilities (1.6%)
China Resources Gas Group Ltd. (USD), 4.50%, 04/05/2022 (a)	$2,000,000	$2,172,720
ENN Energy Holdings Ltd. (USD), 6.00%, 05/13/2021 (a)	1,400,000	1,640,422
Talent Yield Investments Ltd. (USD), 4.50%, 04/25/2022 (a)	3,200,000	3,489,754
		7,302,896
Oil & Gas Services (0.8%)
COSL Finance BVI Ltd. (USD), 3.25%, 09/06/2022 (a)	3,800,000	3,756,095
Oil, Gas & Consumable Fuels (1.1%)
China Petroleum & Chemical Corp., Series WW (CNY), 0.80%, 02/20/2014 (b)	10,765,000	1,705,462
CNOOC Finance 2011 Ltd. (USD), 4.25%, 01/26/2021 (a)	300,000	329,454
CNOOC Finance 2012 Ltd. (USD), 3.88%, 05/02/2022 (a)	1,800,000	1,909,523
Sinopec Group Overseas Development 2012 Ltd. (USD), 4.88%, 05/17/2042 (a)	700,000	769,840
		4,714,279
Real Estate Management & Development (1.0%)
Central China Real Estate Ltd. (USD), 12.25%, 10/20/2015 (a)	800,000	876,960
China Overseas Finance Cayman Island II Ltd. (USD), 5.50%, 11/10/2020 (a)	1,500,000	1,714,437
Yanlord Land Group Ltd. (USD), 10.63%, 03/29/2018 (a)	1,500,000	1,710,000
		4,301,397
		20,074,667
HONG KONG (6.2%)
Chemicals (0.1%)
Yingde Gases Investment Ltd. (USD), 8.13%, 04/22/2018 (a)	350,000	363,125
Commercial Banks (0.7%)
Wing Hang Bank Ltd. (USD), EMTN, 6.00%, 04/20/2017 (c)(d)	3,150,000	3,260,855
Diversified Financial Services (1.9%)
HLP Finance Ltd. (USD), EMTN, 4.75%, 06/25/2022 (a)	3,211,000	3,505,044
Swire Properties MTN Financing Ltd. (USD), EMTN, 4.38%, 06/18/2022 (a)	4,300,000	4,692,805
		8,197,849
Diversified Holding Companies (1.4%)
Hutchison Whampoa International Ltd.
(USD), 4.63%, 09/11/2015 (a)	300,000	322,619
(USD), 7.63%, 04/09/2019 (a)	4,250,000	5,463,541
(USD), 7.45%, 11/24/2033 (a)	300,000	430,617
		6,216,777
Electrical Components & Equipment (0.6%)
Metropolitan Light International Ltd. (USD), EMTN, 5.25%, 01/17/2018 (a)	$2,400,000	$2,424,910
Insurance (0.4%)
AIA Group Ltd. (USD), EMTN, 3.13%, 03/13/2023 (a)	1,950,000	1,955,128
Real Estate Investment Trust (REIT) Funds (0.8%)
Champion MTN Ltd. (USD), EMTN, 3.75%, 01/17/2023 (a)	3,900,000	3,752,362
Real Estate Management & Development (0.3%)
Henson Finance Ltd. (USD), 5.50%, 09/17/2019	1,100,000	1,231,520
		27,402,526
INDIA (6.2%)
Commercial Banks (3.3%)
Axis Bank Ltd.
(USD), EMTN, 5.25%, 09/30/2015	2,600,000	2,753,689
Series 21 (INR), 9.15%, 12/31/2022	420,000,000	8,037,756
Bank of Baroda (USD), 5.00%, 08/24/2016 (a)	1,050,000	1,124,207
ICICI Bank Ltd.
(USD), EMTN, 4.75%, 11/25/2016 (a)	750,000	804,204
(USD), 6.38%, 04/30/2022 (a)(d)	1,650,000	1,703,625
State Bank of India (USD), 4.13%, 08/01/2017 (a)	200,000	208,420
		14,631,901
Diversified Financial Services (1.1%)
Rural Electrification Corp. Ltd., Series 103 (INR), 9.35%, 10/19/2016	258,000,000	4,853,139
Diversified Telecommunication Services (0.3%)
Bharti Airtel International Netherlands BV (USD), 5.13%, 03/11/2023 (a)	1,231,000	1,264,976
Electric Utilities (1.5%)
NTPC Ltd. (USD), EMTN, 5.63%, 07/14/2021 (a)	2,400,000	2,709,811
Power Grid Corp. of India Ltd., Series B (INR), 9.25%, 12/26/2016	216,250,000	4,091,201
		6,801,012
		27,551,028
INDONESIA (3.7%)
Coal (0.6%)
Adaro Indonesia PT (USD), 7.63%, 10/22/2019 (a)	1,600,000	1,745,920
Indo Energy Finance II BV (USD), 6.38%, 01/24/2023 (a)	1,000,000	1,016,200
		2,762,120
Commercial Banks (0.7%)
Bank OCBC Nisp Tbk PT, Series OB (IDR), 6.90%, 02/19/2015	32,000,000,000	3,299,563

See accompanying notes to financial statements.

Semi-Annual Report 2013

8

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value
Diversified Telecommunication Services (0.1%)
TBG Global Pte Ltd. (USD), 4.63%, 04/03/2018 (a)	$466,000	$471,219
Electric Utilities (1.4%)
Majapahit Holding BV
(USD), 8.00%, 08/07/2019 (a)	1,600,000	2,004,000
(USD), 7.88%, 06/29/2037 (a)	600,000	795,000
Perusahaan Listrik Negara PT
(USD), 5.50%, 11/22/2021 (a)	2,600,000	2,886,000
(USD), 5.25%, 10/24/2042 (a)	400,000	397,000
		6,082,000
Oil, Gas & Consumable Fuels (0.9%)
Pertamina Persero PT
(USD), 5.25%, 05/23/2021 (a)	1,800,000	1,964,250
(USD), 4.88%, 05/03/2022 (a)	600,000	638,280
(USD), 6.00%, 05/03/2042 (a)	1,200,000	1,290,480
		3,893,010
		16,507,912
MALAYSIA (2.6%)
Commercial Banks (1.2%)
AMBB Capital (L) Ltd. (USD), 6.77%, 01/27/2016 (c)(d)	2,300,000	2,305,591
Public Bank Bhd (USD), 6.84%, 08/22/2036 (d)	400,000	423,631
SBB Capital Corp. (USD), 6.62%, 11/02/2015 (c)(d)	2,650,000	2,755,507
		5,484,729
Diversified Financial Services (0.2%)
Danga Capital Bhd (CNH), 2.90%, 10/20/2014 (a)	5,000,000	809,239
Oil, Gas & Consumable Fuels (1.2%)
PETRONAS Capital Ltd.
(USD), 5.25%, 08/12/2019 (a)	1,400,000	1,650,923
(USD), 7.88%, 05/22/2022 (a)	2,500,000	3,514,423
PETRONAS Global Sukuk Ltd. (USD), 4.25%, 08/12/2014 (a)	50,000	52,046
		5,217,392
		11,511,360
PHILIPPINES (1.3%)
Diversified Telecommunication Services (0.3%)
Philippine Long Distance Telephone Co. (USD), EMTN, 8.35%, 03/06/2017	1,000,000	1,195,000
Electric Utilities (0.5%)
Power Sector Assets & Liabilities Management Corp. (USD), 7.39%, 12/02/2024 (a)(g)	1,800,000	2,452,500
Holding Companies-Diversified Operations (0.5%)
Alliance Global Group Inc. (USD), 6.50%, 08/18/2017	2,150,000	2,337,065
		5,984,565
REPUBLIC OF SOUTH KOREA (3.0%)
Commercial Banks (2.2%)
Busan Bank (USD), EMTN, 4.13%, 02/09/2017 (a)	$1,300,000	$1,400,857
National Agricultural Cooperative Federation (USD), 4.25%, 01/28/2016 (a)	2,350,000	2,521,842
Shinhan Bank
(USD), 1.88%, 07/30/2018 (a)	600,000	596,930
(USD), 5.66%, 03/02/2035 (a)(d)	1,300,000	1,358,583
(USD), 6.82%, 09/20/2036 (a)(d)	1,650,000	1,814,701
Standard Chartered Bank Korea Ltd. (USD), 7.27%, 03/03/2034 (a)(d)	1,990,000	2,054,675
		9,747,588
Electric Utilities (0.8%)
Korea Hydro & Nuclear Power Co. Ltd. (USD), 3.00%, 09/19/2022 (a)	2,400,000	2,391,145
Korea South-East Power Co. Ltd.
(USD), 6.00%, 05/25/2016 (a)	700,000	786,703
(USD), EMTN, 3.63%, 01/29/2017 (a)	450,000	476,846
		3,654,694
		13,402,282
SINGAPORE (3.0%)
Commercial Banks (1.9%)
Oversea-Chinese Banking Corp. Ltd.
(USD), EMTN, 3.75%, 11/15/2022 (d)	1,350,000	1,430,828
(USD), 3.15%, 03/11/2023 (a)(d)	3,400,000	3,488,155
United Overseas Bank Ltd. (USD), EMTN, 2.88%, 10/17/2022 (a)(d)	3,600,000	3,667,226
		8,586,209
Real Estate (0.4%)
CapitaMalls Asia Treasury Ltd. (SGD), EMTN, 3.95%, 08/24/2017	1,750,000	1,488,357
Real Estate Investment Trust (REIT) Funds (0.7%)
CMT MTN Pte. Ltd.
(SGD), MTN, 2.85%, 09/01/2014	2,000,000	1,643,353
(USD), EMTN, 4.32%, 04/08/2015	1,500,000	1,577,010
		3,220,363
		13,294,929
THAILAND (1.7%)
Chemicals (0.6%)
PTT Global Chemical PCL (USD), 4.25%, 09/19/2022 (a)	2,500,000	2,662,005
Commercial Banks (0.8%)
Bangkok Bank PCL
(USD), 3.88%, 09/27/2022 (a)	900,000	932,292
(USD), 9.03%, 03/15/2029 (a)	1,050,000	1,446,375
Siam Commercial Bank Ltd. (USD), EMTN, 3.38%, 09/19/2017 (a)	900,000	946,662
		3,325,329

See accompanying notes to financial statements.

2013 Semi-Annual Report

9

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value
Oil, Gas & Consumable Fuels (0.3%)
PTTEP Australia International Finance Pty Ltd. (USD), 4.15%, 07/19/2015 (a)	$50,000	$52,585
PTTEP Canada International Finance Ltd. (USD), 6.35%, 06/12/2042 (a)	200,000	246,439
Thai Oil PCL (USD), 3.63%, 01/23/2023 (a)	1,025,000	1,041,791
		1,340,815
		7,328,149
Total Corporate Bonds		143,057,418
GOVERNMENT BONDS (60.1%)
CHINA (4.5%)
China Government Bond
Series 1113 (CNY), 3.26%, 06/02/2014 (b)	10,000,000	1,628,505
Series 1104 (CNY), 3.60%, 02/17/2016 (b)	30,000,000	4,939,922
Series 1216 (CNY), 3.25%, 09/06/2019 (b)	11,000,000	1,777,655
Series 1019 (CNY), 3.41%, 06/24/2020 (b)	50,000,000	8,125,767
Series 1124 (CNY), 3.57%, 11/17/2021 (b)	22,000,000	3,608,121
		20,079,970
HONG KONG (0.9%)
Hong Kong Government Bond
(HKD), 0.55%, 12/05/2022	24,300,000	3,034,056
(HKD), 0.80%, 08/27/2027	10,000,000	1,231,239
		4,265,295
INDIA (3.9%)
India Government Bond
(INR), 7.49%, 04/16/2017	300,000,000	5,550,337
(INR), 8.33%, 06/07/2036	295,000,000	5,699,373
India Government Bonds, Deutsche Bank AG London Credit-Linked Notes (USD), EMTN, 5.16%, 05/22/2014 (d)	7,000,000	5,974,418
		17,224,128
INDONESIA (10.3%)
Indonesia Government Bonds, Barclays Bank PLC Credit-Linked Notes (IDR), EMTN, 9.50%, 06/17/2015	41,000,000,000	4,642,942
Indonesia Government International Bond
(USD), 11.63%, 03/04/2019 (a)	1,850,000	2,742,625
(USD), 5.88%, 03/13/2020 (a)	1,200,000	1,425,000
(USD), 4.88%, 05/05/2021 (a)	400,000	453,500
(USD), 6.63%, 02/17/2037 (a)	1,100,000	1,443,750
Indonesia Treasury Bond
Series FR66 (IDR), 5.25%, 05/15/2018	15,700,000,000	1,639,130
Series FR61 (IDR), 7.00%, 05/15/2022	21,889,000,000	2,498,174
Series FR35 (IDR), 12.90%, 06/15/2022	35,000,000,000	5,478,979
Series FR63 (IDR), 5.63%, 05/15/2023	$125,600,000,000	$13,053,538
Series FR64 (IDR), 6.13%, 05/15/2028	35,200,000,000	3,621,406
Series FR54 (IDR), 9.50%, 07/15/2031	9,000,000,000	1,236,017
Series FR58 (IDR), 8.25%, 06/15/2032	24,800,000,000	3,058,747
Perusahaan Penerbit SBSN
(USD), 8.80%, 04/23/2014 (a)	2,400,000	2,564,381
(USD), 4.00%, 11/21/2018 (a)	1,650,000	1,755,187
		45,613,376
MALAYSIA (11.9%)
Malaysia Government Bond
Series 0207 (MYR), 3.81%, 02/15/2017	22,000,000	7,397,546
Series 0210 (MYR), 4.01%, 09/15/2017	25,900,000	8,797,402
Series 0512 (MYR), 3.31%, 10/31/2017	57,993,000	19,158,867
Series 0511 (MYR), 3.58%, 09/28/2018	20,500,000	6,846,542
Series 0902 (MYR), 4.38%, 11/29/2019	3,870,000	1,350,547
Series 0612 (MYR), 3.49%, 03/31/2020	12,000,000	3,985,712
Series 0111 (MYR), 4.16%, 07/15/2021	11,500,000	3,990,970
Series 0112 (MYR), 3.42%, 08/15/2022	1,900,000	625,227
Series 0311 (MYR), 4.39%, 04/15/2026	1,128,000	401,086
Series 0212 (MYR), 3.89%, 03/15/2027	600,000	204,615
		52,758,514
PHILIPPINES (2.2%)
Philippine Government Bond
Series 1054 (PHP), 6.38%, 01/19/2022	170,000,000	5,261,508
Series 2017 (PHP), 8.00%, 07/19/2031	120,000,000	4,530,922
		9,792,430
REPUBLIC OF SOUTH KOREA (12.1%)
Korea Monetary Stabilization Bond
Series 1308 (KRW), 3.90%, 08/02/2013	1,100,000,000	1,001,886
Series 1402 (KRW), 3.47%, 02/02/2014	1,970,000,000	1,800,426
Series 1412 (KRW), 2.84%, 12/02/2014	14,200,000,000	12,954,299
Korea Treasury Bond
Series 1506 (KRW), 3.25%, 06/10/2015	3,300,000,000	3,042,409
Series 1703 (KRW), 3.50%, 03/10/2017	25,750,000,000	24,182,413
Series 2106 (KRW), 1.50%, 06/10/2021 (e)	9,300,000,000	9,441,162

See accompanying notes to financial statements.

Semi-Annual Report 2013

10

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value
Series 2106 (KRW), 4.25%, 06/10/2021	$700,000,000	$706,357
Series 2206 (KRW), 3.75%, 06/10/2022	900,000,000	883,121
		54,012,073
SINGAPORE (3.7%)
Singapore Government Bond
(SGD), 2.50%, 06/01/2019	3,439,000	3,082,935
(SGD), 3.25%, 09/01/2020	4,680,000	4,385,726
(SGD), 3.13%, 09/01/2022	5,620,000	5,269,080
(SGD), 3.00%, 09/01/2024	2,080,000	1,922,305
(SGD), 3.50%, 03/01/2027	1,900,000	1,838,968
		16,499,014
SRI LANKA (1.1%)
Sri Lanka Government Bonds, Series B (LKR), 8.50%, 07/15/2018	273,000,000	1,913,804
Sri Lanka Government International Bond
(USD), 7.40%, 01/22/2015 (a)	750,000	799,687
(USD), 6.25%, 07/27/2021 (a)	1,950,000	2,116,158
		4,829,649
THAILAND (9.5%)
Thailand Government Bond
(THB), 3.63%, 05/22/2015	40,000,000	1,384,249
(THB), 4.13%, 11/18/2016	101,900,000	3,612,857
(THB), 3.25%, 06/16/2017	73,500,000	2,531,903
(THB), 3.45%, 03/08/2019	179,500,000	6,220,559
(THB), 3.88%, 06/13/2019	262,000,000	9,282,763
Series ILB (THB), 1.20%, 07/14/2021 (a)(e)	450,200,000	16,436,318
(THB), 3.65%, 12/17/2021	15,200,000	529,895
(THB), 3.63%, 06/16/2023	44,300,000	1,536,072
(THB), 3.58%, 12/17/2027	20,000,000	685,641
		42,220,257
Total Government Bonds		267,294,706
GOVERNMENT AGENCIES (5.6%)
CHINA (0.6%)
Export-Import Bank of China
(USD), 5.25%, 07/29/2014 (a)	500,000	525,384
(USD), 4.88%, 07/21/2015 (a)	250,000	270,544
Sinochem Offshore Capital Co. Ltd. (CNH), 1.80%, 01/18/2014	12,000,000	1,929,842
		2,725,770
REPUBLIC OF SOUTH KOREA (1.7%)
Export-Import Bank of Korea
(USD), 8.13%, 01/21/2014	650,000	681,953
(USD), 4.00%, 01/11/2017	50,000	54,416
Korea Expressway Corp.
(USD), 4.50%, 03/23/2015 (a)	2,350,000	2,482,542
(USD), 1.88%, 10/22/2017 (a)	250,000	248,903
Korea Finance Corp.
(USD), 3.25%, 09/20/2016	2,300,000	2,431,309
(USD), 4.63%, 11/16/2021	1,300,000	1,471,106
		7,370,229
SINGAPORE (3.3%)
Housing & Development Board
(SGD), MTN, 2.02%, 02/22/2016	$5,000,000	$4,193,955
(SGD), MTN, 3.95%, 07/15/2018	5,000,000	4,602,756
(SGD), MTN, 1.83%, 11/21/2018 (a)	2,750,000	2,290,375
(SGD), MTN, 3.14%, 03/18/2021	4,000,000	3,565,573
		14,652,659
Total Government Agencies		24,748,658
Total Investments (Cost $419,439,436) (f)—97.9%		435,100,782

Other assets in excess of liabilities—2.1%		9,356,084
Net Assets—100.0%		$444,456,866

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	China A shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2013.
(e)	Inflation linked security.
(f)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
(g)	This security is government guaranteed.
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
EMTN	Euro Medium Term Note
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
LKR	Sri Lanka Rupee
MTN	Medium Term Note
MYR	Malaysian Ringgit
PHP	Philippine Peso
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar

See accompanying notes to financial statements.

2013 Semi-Annual Report

11

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Asia Bond Fund

At April 30, 2013, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%-2 year	UBS	60	06/28/2013	$10,164
United States Treasury Note 6%-5 year	UBS	76	06/28/2013	84,313
United States Treasury Note 6%-5 year	UBS	(376)	06/28/2013	(259,769)
United States Treasury Note 6%-10 year	UBS	(611)	06/19/2013	(1,041,554)
United States Treasury Bond 6%-30 year	UBS	72	06/19/2013	270,963
				$(935,883)

At April 30, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi Offshore/United States Dollar
10/30/2013	Deutsche Bank	CNH	11,530,250	USD	1,830,000	$1,859,622	$29,622
10/30/2013	Royal Bank of Canada	CNH	12,397,000	USD	2,000,000	1,999,413	(587)
10/30/2013	Standard Chartered Bank	CNH	330,972,330	USD	52,520,000	53,379,886	859,886
10/30/2013	State Street	CNH	6,348,500	USD	1,000,000	1,023,899	23,899
Hong Kong Dollar/United States Dollar 06/10/2013	Deutsche Bank	HKD	102,657,025	USD	13,250,000	13,230,564	(19,436)
Indian Rupee/United States Dollar
05/16/2013	Deutsche Bank	INR	1,067,723,565	USD	19,590,000	19,768,525	178,525
07/24/2013	Goldman Sachs	INR	159,384,000	USD	2,900,000	2,912,332	12,332
Indonesian Rupiah/United States Dollar
06/05/2013	Royal Bank of Canada	IDR	168,174,000,000	USD	16,900,000	17,226,682	326,682
06/05/2013	Standard Chartered Bank	IDR	8,834,400,000	USD	900,000	904,940	4,940
06/05/2013	UBS	IDR	221,892,800,000	USD	22,600,000	22,729,297	129,297
Malaysian Ringgit/United States Dollar
06/27/2013	Deutsche Bank	MYR	14,108,200	USD	4,600,000	4,618,462	18,462
06/27/2013	Goldman Sachs	MYR	59,017,122	USD	18,990,000	19,319,851	329,851
06/27/2013	Royal Bank of Canada	MYR	48,765,950	USD	15,900,000	15,964,026	64,026
06/27/2013	UBS	MYR	30,157,380	USD	9,900,000	9,872,323	(27,677)
Philippine Peso/United States Dollar
05/16/2013	Royal Bank of Canada	PHP	40,660,000	USD	1,000,000	987,354	(12,646)
05/16/2013	UBS	PHP	1,307,776,080	USD	32,110,000	31,756,952	(353,048)
06/05/2013	UBS	PHP	119,770,000	USD	2,900,000	2,906,194	6,194
Singapore Dollar/United States Dollar
05/16/2013	Goldman Sachs	SGD	72,755,080	USD	58,860,000	59,050,057	190,057
South Korean Won/United States Dollar
05/16/2013	Standard Chartered Bank	KRW	40,812,572,000	USD	36,480,000	37,040,911	560,911
06/27/2013	Royal Bank of Canada	KRW	3,771,620,000	USD	3,400,000	3,417,716	17,716
06/27/2013	State Street	KRW	9,923,357,000	USD	8,790,000	8,992,213	202,213
Thai Baht/United States Dollar
05/16/2013	Standard Chartered Bank	THB	480,973,400	USD	16,180,000	16,375,109	195,109
05/16/2013	UBS	THB	63,580,000	USD	2,200,000	2,164,630	(35,370)
						$347,500,958	$2,700,958

See accompanying notes to financial statements.

Semi-Annual Report 2013

12

Statement of Investments (concluded)

April 30, 2013 (Unaudited)

Aberdeen Asia Bond Fund

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Chinese Yuan Renminbi Offshore
10/30/2013	Royal Bank of Canada	USD	16,600,000	CNH	103,363,470	$16,670,669	$(70,669)
10/30/2013	UBS	USD	1,300,000	CNH	8,160,750	1,316,182	(16,182)
United States Dollar/Hong Kong Dollar
06/10/2013	State Street	USD	6,900,000	HKD	53,542,620	6,900,639	(639)
United States Dollar/Indian Rupee
05/16/2013	Deutshce Bank	USD	7,100,000	INR	393,908,000	7,293,068	(193,068)
05/16/2013	Standard Chartered Bank	USD	10,430,000	INR	566,729,800	10,492,803	(62,803)
United States Dollar/Indonesian Rupiah
06/05/2013	Goldman Sachs	USD	14,500,000	IDR	141,839,000,000	14,529,091	(29,091)
06/05/2013	Royal Bank of Canada	USD	1,390,000	IDR	13,552,500,000	1,388,233	1,767
06/05/2013	UBS	USD	32,420,000	IDR	316,341,040,000	32,403,978	16,022
06/27/2013	Deutsche Bank	USD	7,100,000	IDR	69,338,600,000	7,083,343	16,657
United States Dollar/Malaysian Ringgit
06/27/2013	Deutsche Bank	USD	1,500,000	MYR	4,575,000	1,497,673	2,327
06/27/2013	Goldman Sachs	USD	56,320,000	MYR	174,913,876	57,259,824	(939,824)
06/27/2013	Royal Bank of Canada	USD	3,130,000	MYR	9,641,985	3,156,401	(26,401)
06/27/2013	Standard Chartered Bank	USD	5,300,000	MYR	16,205,810	5,305,136	(5,136)
United States Dollar/Philippine Peso
05/16/2013	Goldman Sachs	USD	3,100,000	PHP	127,348,000	3,092,413	7,587
United States Dollar/Singapore Dollar
05/16/2013	Credit Suisse	USD	7,200,000	SGD	8,920,080	7,239,786	(39,786)
05/16/2013	Deutsche Bank	USD	6,200,000	SGD	7,671,880	6,226,712	(26,712)
05/16/2013	Goldman Sachs	USD	9,260,000	SGD	11,422,210	9,270,585	(10,585)
05/16/2013	Royal Bank of Canada	USD	900,000	SGD	1,115,442	905,324	(5,324)
05/16/2013	Standard Chartered Bank	USD	7,300,000	SGD	9,016,735	7,318,234	(18,234)
United States Dollar/South Korean Won
05/16/2013	Standard Chartered Bank	USD	5,500,000	KRW	6,147,650,000	5,579,520	(79,520)
06/27/2013	Goldman Sachs	USD	2,150,000	KRW	2,383,225,000	2,159,599	(9,599)
06/27/2013	Standard Chartered Bank	USD	1,200,000	KRW	1,347,000,000	1,220,606	(20,606)
06/27/2013	State Street	USD	5,430,000	KRW	6,083,229,000	5,512,418	(82,418)
United States Dollar/Thai Baht
05/16/2013	Standard Chartered Bank	USD	20,800,000	THB	622,544,000	21,194,989	(394,989)
05/16/2013	UBS	USD	5,800,000	THB	171,104,800	5,825,394	(25,394)
						$240,842,620	$(2,012,620)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

2013 Semi-Annual Report

13

Aberdeen Core Fixed Income Fund (Unaudited)

The Aberdeen Core Fixed Income Fund (Class A shares at net asset value net of fees) returned 1.33% for the six-month period ended April 30, 2013, versus the 0.90% return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Intermediate Investment-Grade Debt Funds (consisting of 622 funds) was 1.56% for the period.

The U.S. fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, produced relatively lackluster results over the reporting period amid periods of volatility and sustained investor risk appetite. There were increased fund flows into equities both domestically and overseas during the period despite the headwinds of the federal budget sequestration debate, the Cypriot bank issue, and relatively little progress on long-term resolution of the Eurozone sovereign debt crisis. Following a relatively steep decline in intermediate- and long-term yields (between five and 30 years) in April 2013, the U.S. Treasury yield curve ended the semiannual period virtually unchanged. Yields on the two- and 10-year Treasury notes fell modestly, while the 30-year bond yield moved marginally higher over the period. The taxable municipal, asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), and U.S. agency securities sectors of the Barclays Capital U.S. Aggregate Bond Index generated positive absolute returns, while corporate bonds and residential mortgage-backed securities (RMBS) lost ground for the reporting period. The credit markets both in the U.S. and abroad were heavily influenced by accommodative central bank policies. The Federal Reserve (Fed) continued to purchase a combined $85 billion a month in government securities during the period, essentially soaking up all of the new issuance of mortgage-backed securities (MBS). However, the minutes of the most recent Federal Open Market Committee (FOMC) meeting held in March suggested that the members favored slowing the central bank’s government bond-buying program later in 2013 – and possibly ending it by the end of the year – if the employment situation continues to improve. In our view, however, any recent expectations about diminished quantitative easing appear to be premature as the Fed’s rhetoric appears dovish and we remain in a global easing cycle. We feel it is interesting to note that the recent performance of the fixed income market has not followed the historic precedent of a strong U.S. dollar being coupled with a “risk-off” environment and lower equity prices. Ongoing strength in U.S. economic data, coupled with continued low U.S. Treasury yields, may have influenced investors to buy spread assets (those other than U.S. Treasury securities) on any sign of weakness.

Fund performance for the semiannual period was enhanced by both security selection and an overweight relative to its benchmark, the Barclays Capital U.S. Aggregate Bond Index, in corporate bonds. All of the corporate sectors provided positive relative returns. The Fund’s exposure to the securitized sectors – CMBS, ABS, and MBS – also bolstered the Fund’s relative performance, along with an overweight to taxable municipal bonds.

Regarding the use of derivatives, the Fund employed U.S. Treasury futures as hedges against interest-rate risk during the period. These hedges had minimal impact on performance.

Fund performance for the reporting period was hindered by an underweight versus the benchmark to U.S. Treasury and U.S. agency and government securities.

Over the semiannual period, we increased the Fund’s exposure to corporate bonds and structured products (ABS, CMBS and collateralized mortgage obligations), while reducing positions in U.S. Treasuries/government agency securities and MBS pass-throughs.1 The corporate weighting shifted among sectors over the period, as we increased the exposure to banks and insurance.

At the end of the semiannual period, the Fund’s largest positions were in MBS, corporates and U.S. Treasury securities. The most notable overweights compared to the benchmark Barclays Capital U.S. Aggregate Bond Index were MBS, corporate bonds and ABS, and corresponding underweights in Treasuries and other government-related issues. Over the period, we added to the agency MBS holdings as we believe that this sector offers attractive yields and total return potential relative to other investment-grade opportunities. We continue to reduce the positions in what we view as fully valued securities and invest in opportunities that we believe are intrinsically inexpensive on a relative value basis.

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and

1	A type of mortgage-backed security for which homeowners’ payments pass from the original bank through a government agency or investment bank to investors.

Semi-Annual Report 2013

14

Aberdeen Core Fixed Income Fund (Unaudited) (concluded)

extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

2013 Semi-Annual Report

15

Aberdeen Core Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2013)		Six Months†		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	1.33%		4.74%	5.70%	4.48%
	w/SC2	(2.96%	)	0.30%	4.80%	4.03%
Class C	w/o SC	0.88%		3.92%	4.96%	3.75%
	w/SC3	(0.10%	)	2.92%	4.96%	3.75%
Institutional Service Class[4,5]	w/o SC	1.47%		5.03%	5.99%	4.73%
Institutional Class[4,6]	w/o SC	1.47%		5.02%	5.97%	4.72%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to July 12, 2010 reflect the performance of a predecessor fund (“the Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class shares (July 12, 2010) are based on the performance of the Class Y shares of the Predecessor Fund. The performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
6	Returns prior to July 12, 2010 reflect the performance of Class Y shares of the Predecessor Fund.

Semi-Annual Report 2013

16

Aberdeen Core Fixed Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Core Fixed Income Fund, Barclays Capital U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Asset Allocation
U.S. Agencies	35.6%
Corporate Bonds	33.4%
U.S. Treasuries	10.3%
Commercial Mortgage-Backed Securities	6.7%
Asset-Backed Securities	5.9%
Residential Mortgage-Backed Securities	4.9%
Repurchase Agreement	2.3%
Municipal Bonds	2.2%
Liabilities in excess of other assets	(1.3%	)
	100.0%

Top Industries
Commercial Banks	6.5%
Diversified Financial Services	6.3%
Oil, Gas & Consumable Fuels	2.1%
Insurance	1.9%
Energy Equipment & Services	1.5%
Electric Utilities	1.3%
Pharmaceutical	1.2%
Office/Business Equipment	1.1%
Computers & Peripherals	1.1%
Metals & Mining	0.9%
Other	76.1%
100.0%

Top Holdings*
U.S. Treasury Notes 03/31/2015	4.0%
U.S. Treasury Bond 11/15/2042	2.6%
U.S. Treasury Notes 04/30/2018	1.6%
U.S. Treasury Notes 02/15/2023	1.4%
Xerox Corp. 04/01/2016	0.8%
Federal National Mortgage Association, Pool # AL2627 07/01/2037	0.8%
Federal National Mortgage Association, Pool # AB6228 09/01/2042	0.8%
Federal Home Loan Mortgage Corp., Pool # Q14694 01/01/2043	0.8%
Federal Home Loan Mortgage Corp., Pool # A60299 05/01/2037	0.7%
International Lease Finance Corp. 09/01/2016	0.7%
Other	85.8%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2013 Semi-Annual Report

17

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (5.9%)
AUSTRALIA (0.4%)
SMART Trust
Series 2011-2USA, Class A4A (USD), 2.31%, 04/14/2017 (a)	$110,000	$112,952
Series 2012-4US, Class A4A (USD), 1.25%, 08/14/2018	245,000	246,531
		359,483
UNITED KINGDOM (0.2%)
Motor PLC, Series 12A, Class A1C (USD), 1.29%, 02/25/2020 (a)	250,000	250,850
UNITED STATES (5.3%)
Ally Master Owner Trust, Series 2012-5, Class A (USD), 1.54%, 09/15/2019	250,000	252,009
American Express Issuance Trust II, Series 2013-1, Class B (USD), 0.65%, 02/15/2019	120,000	120,000
Capital One Multi-Asset Execution Trust
Series 2004-B3, Class B3 (USD), 0.93%, 01/18/2022 (b)	205,000	204,064
Series 2006-B1, Class B1 (USD), 0.48%, 01/15/2019 (b)	165,000	163,540
Chesapeake Funding LLC, Series 2011-2A, Class A (USD), 1.45%, 04/07/2024 (a)(b)	200,000	202,545
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (USD), 4.47%, 03/20/2043 (a)	190,000	201,360
CPS Auto Trust, Series 2011-A, Class A (USD), 2.82%, 04/16/2018 (a)	82,296	83,503
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2 (USD), 5.22%, 01/25/2042 (a)	306,150	344,076
Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class C (USD), 1.37%, 01/15/2018	230,000	230,304
GE Capital Credit Card Master Note Trust
Series 2011-2, Class B (USD), 1.20%, 05/15/2019	390,000	395,447
Series 2012-5, Class B (USD), 1.51%, 06/15/2018	290,000	293,341
Mid-State Trust, Series 2010-1, Class M (USD), 5.25%, 12/15/2045 (a)	449,416	463,868
Navistar Financial Dealer Note Master Trust, Series 2013-1, Class A (USD), 0.87%, 01/25/2018	510,000	510,000
Santander Drive Auto Receivables Trust
Series 2010-2, Class C (USD), 3.89%, 07/17/2017	100,000	102,975
Series 2011-4, Class B (USD), 2.90%, 05/16/2016	134,000	137,011
Series 2012-2, Class C (USD), 3.20%, 02/15/2018	254,000	263,089
Series 2012-4, Class B (USD), 1.83%, 03/15/2017	330,000	335,486
Series 2013-1, Class C (USD), 1.76%, 01/15/2019	218,000	220,227
World Financial Network Credit Card Master Trust
Series 2010-A, Class M (USD), 5.20%, 04/15/2019	360,000	390,332
Series 2013-A, Class A (USD), 1.61%, 12/15/2021	490,000	495,649
		5,408,826
Total Asset-Backed Securities		6,019,159
COMMERCIAL MORTGAGE-BACKED SECURITIES (6.7%)
UNITED STATES (6.7%)
American Tower Trust I, Series 13, Class 2A (USD), 3.07%, 03/15/2048 (a)	$255,000	$260,588
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class AM (USD), 5.58%, 09/11/2041 (b)	250,000	284,002
Series 2007-PW17, Class AMFL (USD), 0.89%, 06/11/2050 (a)(b)	125,000	121,200
Series 2007-PW17, Class AM (USD), 5.92%, 06/11/2050 (b)	250,000	294,244
Citigroup Commercial Mortgage Trust
Series 2005-CD1, Class AM (USD), 5.39%, 07/15/2044 (b)	160,000	175,732
Series 2013-GC11, Class AS (USD), 3.42%, 04/10/2046	210,000	216,288
Series 2006-C5, Class AM (USD), 5.46%, 10/15/2049	225,000	256,315
Series 2007-C6, Class AM (USD), 5.88%, 12/10/2049 (b)	600,000	682,774
Commercial Mortgage Pass Through Certificates
Series 2013-SFS, Class A2 (USD), 2.99%, 04/12/2035	320,000	325,603
Series 2007-C9, Class AM (USD), 5.65%, 12/10/2049 (b)	484,000	564,695
Extended Stay America Trust
Series 2013-ESH7, Class B7 (USD), 3.60%, 12/05/2031 (a)	300,000	306,351
Series 2013-ESH7, Class C7 (USD), 3.90%, 12/05/2031 (a)	340,000	344,184
Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7, Class AM (USD), 6.06%, 07/10/2038 (b)	275,000	311,231
GS Mortgage Securities Trust, Series 2013-NYC5, Class E (USD), 3.77%, 01/10/2030 (a)	300,000	307,660
Jefferies & Co., Inc., Series 2009-R9, Class 1A1 (USD), 2.67%, 08/26/2046 (a)(b)	244,905	247,220
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-PHH, Class C (USD), 2.57%, 10/15/2025 (a)(b)	190,000	192,504
Series 2012-PHH, Class D (USD), 3.47%, 10/15/2025 (a)(b)	150,000	152,463
Series 2007-CB19, Class ASB (USD), 5.89%, 02/12/2049 (b)	228,158	248,684
Series 2007-LD11, Class ASB (USD), 6.00%, 06/15/2049 (b)	230,968	251,701
Series 2007-CB20, Class ASB (USD), 5.69%, 02/12/2051	154,656	168,512
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class AS (USD), 3.21%, 02/15/2046	250,000	256,166
Series 2013-C7, Class C (USD), 4.33%, 02/15/2046 (b)	150,000	158,288
Morgan Stanley Capital I, Series 2003-IQ5, Class C (USD), 5.53%, 04/15/2038 (b)	300,000	303,358
Sequoia Mortgage Trust, Series 2012-3, Class A (USD), 3.00%, 07/25/2042	332,052	338,649

See accompanying notes to financial statements.

Semi-Annual Report 2013

18

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
WF-RBS Commercial Mortgage Trust, Series 2013-C13 (USD), 3.55%, 05/15/2045	$120,000	$123,596
		6,892,008
Total Commercial Mortgage-Backed Securities		6,892,008
RESIDENTIAL MORTGAGE-BACKED SECURITIES (4.9%)
UNITED KINGDOM (1.0%)
Holmes Master Issuer PLC, Series 2011-3A, Class A6 (USD), 2.03%, 10/15/2054 (a)(b)	250,000	263,479
Permanent Master Issuer PLC, Series 2011-2A, Class 1A3 (USD), 1.88%, 07/15/2042 (a)(b)	250,000	257,357
Silverstone Master Issuer PLC, Series 2012-1A, Class 2A1 (USD), 1.93%, 01/21/2055 (a)(b)	460,000	479,952
		1,000,788
UNITED STATES (3.9%)
Banc of America Funding Corp., Series 2009-R6, Class 3A1 (USD), 2.39%, 01/26/2037 (a)(b)	147,834	148,117
BCAP LLC Trust, Series 2009-RR6, Class 3A1 (USD), 2.84%, 12/26/2037 (a)(b)	511,271	507,563
Citigroup Mortgage Loan Trust, Inc.
Series 2009-5, Class 7A1 (USD), 0.55%, 07/25/2036 (a)(b)	261,440	247,510
Series 2009-6, Class 11A1 (USD), 0.55%, 05/25/2037 (a)(b)	152,949	149,890
Series 2009-6, Class 4A1 (USD), 2.83%, 04/25/2037 (a)(b)	215,224	217,646
Series 2009-6, Class 6A1 (USD), 0.45%, 07/25/2036 (a)(b)	529,878	514,349
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 6A1 (USD), 6.00%, 05/27/2037 (a)	280,673	290,802
Series 2009-2R, Class 2A5 (USD), 2.47%, 06/26/2037 (a)(b)	251,679	251,205
Series 2009-3R, Class 25A1 (USD), 2.99%, 07/27/2036 (a)(b)	324,672	325,337
Series 2009-3R, Class 28A1 (USD), 2.98%, 08/27/2037 (a)(b)	92,379	91,884
JP Morgan Re-Remic
Series 2009-7, Class 11A1 (USD), 2.92%, 09/27/2036 (a)(b)	242,788	238,068
Series 2009-7, Class 13A1 (USD), 2.95%, 06/27/2037 (a)(b)	163,995	160,353
Series 2009-7, Class 14A1 (USD), 2.53%, 07/27/2037 (a)(b)	534,195	526,517
Series 2009-7, Class 1A1 (USD), 2.87%, 08/27/2037 (a)(b)	230,995	232,164
Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/2037 (a)(b)	75,588	78,249
MASTR Asset Securitization Trust, Series 2003-8, Class 3A13 (USD), 5.25%, 09/25/2033	73,760	74,406
		4,054,060
Total Residential Mortgage-Backed Securities		5,054,848
CORPORATE BONDS (33.4%)
AUSTRALIA (0.2%)
Insurance (0.2%)
QBE Insurance Group Ltd. (USD), 2.40%, 05/01/2018	$200,000	$201,286
CANADA (1.2%)
Commercial Banks (0.3%)
Toronto-Dominion Bank (USD), MTN, 1.40%, 04/30/2018	250,000	251,470
Metals & Mining (0.5%)
Barrick Gold Corp.
(USD), 2.50%, 05/01/2018 (a)	85,000	85,406
(USD), 5.25%, 04/01/2042	250,000	237,801
Xstrata Finance Canada Ltd. (USD), 4.00%, 10/25/2022 (a)	205,000	207,828
		531,035
Oil, Gas & Consumable Fuels (0.4%)
Canadian Natural Resources Ltd. (USD), 6.25%, 03/15/2038	95,000	118,039
Talisman Energy, Inc. (USD), 3.75%, 02/01/2021	250,000	266,335
		384,374
		1,166,879
CAYMAN ISLANDS (0.8%)
Computers & Peripherals (0.6%)
Seagate HDD Cayman (USD), 6.88%, 05/01/2020	180,000	195,525
Seagate Technology International (USD), 10.00%, 05/01/2014 (a)	413,000	433,650
		629,175
Oil, Gas & Consumable Fuels (0.2%)
Noble Holding International Ltd. (USD), 3.95%, 03/15/2022	200,000	209,212
		838,387
FRANCE (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Total Capital International SA (USD), 2.70%, 01/25/2023	100,000	102,368
ISRAEL (0.2%)
Pharmaceutical (0.2%)
Teva Pharmaceutical Finance IV BV (USD), 3.65%, 11/10/2021	215,000	232,578
JAPAN (0.4%)
Diversified Financial Services (0.4%)
Nomura Holdings, Inc. (USD), MTN, 2.00%, 09/13/2016	430,000	432,257
LUXEMBOURG (0.3%)
Miscellaneous Manufacturing (0.3%)
Pentair Finance SA (USD), 2.65%, 12/01/2019	129,000	128,142
(USD), 3.15%, 09/15/2022	160,000	159,033
		287,175

See accompanying notes to financial statements.

2013 Semi-Annual Report

19

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
NETHERLANDS (1.4%)
Commercial Banks (1.2%)
ABN AMRO Bank NV (USD), 1.38%, 01/22/2016 (a)	$300,000	$300,523
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Series FRN (USD), 0.76%, 03/18/2016 (b)	500,000	500,999
ING Bank NV (USD), 3.75%, 03/07/2017 (a)	400,000	430,168
		1,231,690
Oil, Gas & Consumable Fuels (0.2%)
Shell International Finance BV (USD), 2.25%, 01/06/2023	130,000	129,268
		1,360,958
NEW ZEALAND (0.5%)
Commercial Banks (0.5%)
ANZ New Zealand Int’l Ltd. (USD), 1.13%, 03/24/2016 (a)	500,000	501,804
PANAMA (0.1%)
Leisure Time (0.1%)
Carnival Corp. (USD), 1.20%, 02/05/2016	115,000	115,286
UNITED KINGDOM (0.9%)
Commercial Banks (0.6%)
Abbey National Treasury Services PLC (USD), 2.88%, 04/25/2014	350,000	356,580
Royal Bank of Scotland PLC (USD), 3.95%, 09/21/2015	210,000	223,368
		579,948
Electric Utilities (0.1%)
Western Power Distribution Holdings Ltd. (USD), 7.25%, 12/15/2017 (a)	100,000	119,008
Oil, Gas & Consumable Fuels (0.2%)
BG Energy Capital PLC (USD), 4.00%, 10/15/2021 (a)	200,000	224,097
		923,053
UNITED STATES (27.3%)
Advertising (0.4%)
Interpublic Group of Cos., Inc.
(USD), 10.00%, 07/15/2017	145,000	154,425
(USD), 3.75%, 02/15/2023	240,000	241,433
		395,858
Agriculture (0.2%)
Philip Morris International, Inc. (USD), 4.13%, 03/04/2043	195,000	197,782
Apparel (0.1%)
NIKE, Inc. (USD), 3.63%, 05/01/2043	60,000	59,060
Auto Manufacturers (0.3%)
Daimler Finance North America LLC (USD), 1.25%, 01/11/2016 (a)	350,000	351,590
Beverages (0.7%)
Anheuser-Busch InBev Finance, Inc. (USD), 4.00%, 01/17/2043	$165,000	$168,114
Anheuser-Busch InBev Worldwide, Inc. (USD), 0.80%, 07/15/2015	505,000	506,861
		674,975
Chemicals (0.7%)
CF Industries, Inc.
(USD), 6.88%, 05/01/2018	170,000	204,646
(USD), 7.13%, 05/01/2020	120,000	150,034
EI du Pont de Nemours & Co. (USD), 4.15%, 02/15/2043	75,000	79,073
Praxair, Inc. (USD), 0.75%, 02/21/2016	318,000	319,782
		753,535
Commercial Banks (3.9%)
Bank of America Corp.
(USD), 6.50%, 08/01/2016	335,000	386,392
(USD), MTN, 2.00%, 01/11/2018	280,000	280,896
(USD), MTN, 5.00%, 05/13/2021	190,000	217,440
Capital One Financial Corp. (USD), 1.00%, 11/06/2015	390,000	388,932
Citigroup, Inc.
(USD), 5.00%, 09/15/2014	240,000	251,615
(USD), 2.25%, 08/07/2015	295,000	302,814
(USD), 1.75%, 05/01/2018	345,000	345,033
(USD), 3.38%, 03/01/2023	110,000	113,912
JPMorgan Chase & Co.
(USD), 1.13%, 02/26/2016	365,000	366,586
(USD), 3.25%, 09/23/2022	225,000	230,403
(USD), 3.20%, 01/25/2023	65,000	66,613
Series Q (USD), 5.15%, 05/01/2023 (b)(c)	185,000	188,006
Morgan Stanley
(USD), 3.80%, 04/29/2016	250,000	266,004
(USD), 2.13%, 04/25/2018	240,000	240,530
Wells Fargo & Co. (USD), 1.50%, 07/01/2015	395,000	401,927
		4,047,103
Computers & Peripherals (0.5%)
Apple, Inc. (USD), 3.85%, 05/04/2043	190,000	188,894
International Business Machines Corp. (USD), 1.95%, 07/22/2016	300,000	311,351
		500,245
Diversified Financial Services (5.9%)
Carlyle Holdings II Finance LLC (USD), 5.63%, 03/30/2043 (a)	250,000	254,470
Ford Motor Credit Co. LLC
(USD), 4.21%, 04/15/2016	550,000	587,406
(USD), 3.00%, 06/12/2017	265,000	274,676
General Electric Capital Corp.
(USD), 1.63%, 07/02/2015	350,000	356,552
(USD), MTN, 1.00%, 01/08/2016	190,000	190,965
(USD), MTN, 3.10%, 01/09/2023	310,000	314,538
(USD), MTN, 5.88%, 01/14/2038	55,000	66,650

See accompanying notes to financial statements.

Semi-Annual Report 2013

20

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
Harley-Davidson Funding Corp. (USD), 6.80%, 06/15/2018 (a)	$380,000	$467,076
HSBC Finance Corp.
(USD), 5.50%, 01/19/2016	585,000	652,757
(USD), 6.68%, 01/15/2021	190,000	229,910
International Lease Finance Corp. (USD), 6.75%, 09/01/2016 (a)	645,000	733,687
Legg Mason, Inc. (USD), 5.50%, 05/21/2019	360,000	391,213
National Rural Utilities Cooperative Finance Corp. (USD), 4.75%, 04/30/2043 (b)	285,000	290,700
PACCAR Financial Corp. (USD), MTN, 0.80%, 02/08/2016	145,000	145,444
Santander Holdings USA, Inc. (USD), 3.00%, 09/24/2015	395,000	408,761
Toyota Motor Credit Corp. (USD), 0.88%, 07/17/2015	435,000	437,894
Utility Contract Funding LLC (USD), 7.94%, 10/01/2016 (a)	213,403	237,955
		6,040,654
Diversified Telecommunication Services (0.9%)
AT&T, Inc.
(USD), 0.90%, 02/12/2016	385,000	385,442
(USD), 5.55%, 08/15/2041	67,000	77,336
Juniper Networks, Inc. (USD), 5.95%, 03/15/2041	95,000	108,454
SBA Tower Trust
(USD), 2.93%, 12/15/2042 (a)	265,000	274,488
(USD), 3.72%, 04/15/2048 (a)	125,000	126,017
		971,737
Electric Utilities (1.2%)
Appalachian Power Co., Series L (USD), 5.80%, 10/01/2035	110,000	132,649
CMS Energy Corp. (USD), 4.70%, 03/31/2043	110,000	114,479
Entergy Gulf States, Inc. (USD), 6.20%, 07/01/2033	214,000	214,598
Exelon Corp. (USD), 5.63%, 06/15/2035	125,000	143,569
Georgia Power Co. (USD), 4.30%, 03/15/2043	60,000	62,775
National Fuel Gas Co. (USD), 3.75%, 03/01/2023	160,000	164,607
Nisource Finance Corp. (USD), 5.25%, 02/15/2043	100,000	107,823
Oncor Electric Delivery Co. LLC (USD), 4.55%, 12/01/2041	80,000	85,297
Public Service Co. of New Mexico (USD), 7.95%, 05/15/2018	180,000	224,983
		1,250,780
Electronics (0.3%)
Jabil Circuit, Inc. (USD), 8.25%, 03/15/2018	215,000	260,150
Energy Equipment & Services (1.5%)
El Paso Pipeline Partners Operating Co. LLC
(USD), 6.50%, 04/01/2020	180,000	221,897
(USD), 5.00%, 10/01/2021	85,000	98,057
(USD), 4.70%, 11/01/2042	80,000	79,974
Energy Transfer Partners LP
(USD), 6.13%, 02/15/2017	100,000	116,033
(USD), 6.70%, 07/01/2018	110,000	134,154
(USD), 5.20%, 02/01/2022	110,000	125,765
Enterprise Products Operating LLC
(USD), 3.35%, 03/15/2023	$175,000	$182,690
(USD), 4.45%, 02/15/2043	95,000	96,212
Williams Cos., Inc. (USD), 3.70%, 01/15/2023	210,000	212,123
Williams Partners LP
(USD), 7.25%, 02/01/2017	180,000	216,246
(USD), 3.35%, 08/15/2022	95,000	96,096
		1,579,247
Food & Staples (0.2%)
CVS Caremark Corp. (USD), 5.75%, 05/15/2041	155,000	190,474
Healthcare Products (0.7%)
Boston Scientific Corp. (USD), 6.00%, 01/15/2020	260,000	306,925
Medtronic, Inc.
(USD), 2.75%, 04/01/2023	230,000	233,818
(USD), 4.00%, 04/01/2043	145,000	146,705
		687,448
Healthcare Providers & Services (0.4%)
Humana, Inc. (USD), 6.30%, 08/01/2018	200,000	236,287
WellPoint, Inc. (USD), 4.63%, 05/15/2042	130,000	138,041
		374,328
Housewares (0.5%)
Newell Rubbermaid, Inc. (USD), 2.00%, 06/15/2015	500,000	508,217
Insurance (1.7%)
Assurant, Inc. (USD), 4.00%, 03/15/2023	260,000	264,778
CNA Financial Corp. (USD), 5.85%, 12/15/2014	165,000	177,298
ING US, Inc.
(USD), 2.90%, 02/15/2018 (a)	390,000	399,144
(USD), 5.50%, 07/15/2022 (a)	320,000	363,882
Liberty Mutual Group, Inc. (USD), 6.50%, 05/01/2042 (a)	140,000	164,695
Transatlantic Holdings, Inc. (USD), 5.75%, 12/14/2015	300,000	331,652
		1,701,449
Media (0.7%)
CBS Corp. (USD), 8.88%, 05/15/2019	255,000	341,147
Comcast Corp. (USD), 4.50%, 01/15/2043	75,000	80,905
COX Communications, Inc. (USD), 4.50%, 06/30/2043 (a)	120,000	119,948
NBCUniversal Media LLC (USD), 4.38%, 04/01/2021	80,000	92,287
Time Warner, Inc. (USD), 6.10%, 07/15/2040	70,000	85,919
		720,206
Metals & Mining (0.4%)
Freeport-McMoRan Copper & Gold, Inc. (USD), 2.38%, 03/15/2018 (a)	260,000	261,869
Newmont Mining Corp. (USD), 4.88%, 03/15/2042	215,000	201,494
		463,363
Miscellaneous Manufacturing (0.2%)
Eaton Corp. (USD), 1.50%, 11/02/2017 (a)	230,000	231,420

See accompanying notes to financial statements.

2013 Semi-Annual Report

21

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
Office/Business Equipment (1.1%)
Xerox Corp.
(USD), MTN, 7.20%, 04/01/2016	$760,000	$868,695
(USD), 4.50%, 05/15/2021	255,000	277,469
		1,146,164
Oil & Gas Services (0.2%)
FMC Technologies, Inc. (USD), 3.45%, 10/01/2022	180,000	185,355
Oil, Gas & Consumable Fuels (1.0%)
Anadarko Petroleum Corp. (USD), 6.38%, 09/15/2017	170,000	203,481
Apache Corp. (USD), 4.75%, 04/15/2043	165,000	174,140
Noble Energy, Inc. (USD), 6.00%, 03/01/2041	140,000	176,210
Rowan Cos., Inc. (USD), 7.88%, 08/01/2019	410,000	515,619
		1,069,450
Paper & Forest Products (0.5%)
Georgia-Pacific LLC (USD), 8.00%, 01/15/2024	235,000	330,878
International Paper Co. (USD), 7.95%, 06/15/2018	105,000	135,368
		466,246
Pharmaceutical (1.0%)
AbbVie, Inc.
(USD), 1.75%, 11/06/2017 (a)	530,000	537,891
(USD), 4.40%, 11/06/2042 (a)	55,000	58,082
GlaxoSmithKline Capital, Inc.
(USD), 2.80%, 03/18/2023	230,000	236,509
(USD), 4.20%, 03/18/2043	50,000	53,070
Zoetis, Inc. (USD), 4.70%, 02/01/2043 (a)	125,000	131,935
		1,017,487
Real Estate (0.6%)
Boston Properties LP (USD), 3.13%, 09/01/2023	280,000	284,131
Health Care REIT, Inc. (USD), 3.75%, 03/15/2023	225,000	234,294
Healthcare Realty Trust, Inc. (USD), 3.75%, 04/15/2023	125,000	126,983
		645,408
Retail (0.5%)
Dollar General Corp. (USD), 1.88%, 04/15/2018	135,000	135,745
Home Depot, Inc. (USD), 4.20%, 04/01/2043	145,000	151,995
Wal-Mart Stores, Inc. (USD), 2.55%, 04/11/2023	260,000	262,120
		549,860
Software (0.3%)
Oracle Corp. (USD), 2.50%, 10/15/2022	260,000	259,890
Transportation (0.2%)
Burlington Northern Santa Fe LLC (USD), 4.45%, 03/15/2043	115,000	120,779
FedEx Corp. (USD), 4.10%, 04/15/2043	100,000	99,621
		220,400
Trucking & Leasing (0.5%)
Penske Truck Leasing Co. LP
(USD), 3.75%, 05/11/2017 (a)	$300,000	$325,297
(USD), 2.88%, 07/17/2018 (a)	135,000	141,506
		466,803
		27,986,684
Total Corporate Bonds		34,148,715
MUNICIPAL BONDS (2.2%)
UNITED STATES (2.2%)
CALIFORNIA (0.9%)
Bay Area Toll Authority Revenue Bonds (Build America Bonds), Series S1 (USD), 6.79%, 04/01/2030	290,000	377,247
San Diego County California Regional Transportation Commission Revenue Bonds (Build America Bonds) (USD), 5.91%, 04/01/2048	255,000	345,512
University of California General Obligation Unlimited Bonds, Series AD (USD), 4.86%, 05/15/2112	180,000	193,117
		915,876
GEORGIA (0.4%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds) (USD), 6.64%, 04/01/2057	370,000	444,366
ILLINOIS (0.4%)
Chicago Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/2040	305,000	367,034
NEW YORK (0.2%)
Port Authority of New York & New Jersey Revenue Bonds (USD), 6.04%, 12/01/2029	145,000	191,964
OHIO (0.3%)
JobsOhio Beverage System Revenue Bonds, Series B (USD), 4.53%, 01/01/2035	290,000	308,073
		2,227,313
Total Municipal Bonds		2,227,313
U.S. AGENCIES (35.6%)
UNITED STATES (35.6%)
Federal Home Loan Mortgage Corp.
Series 4057, Class VB (USD), 3.50%, 06/15/2025	460,065	516,591
Series 4073, Class VQ (USD), 4.00%, 06/15/2025	248,247	281,764
Series 4097, Class VA (USD), 3.50%, 08/15/2025	580,201	652,871
Series 4097, Class VT (USD), 3.50%, 08/15/2025	412,374	460,264
Pool # G14583 (USD), 3.00%, 10/01/2027	268,522	287,462
Pool # J22877 (USD), 2.50%, 03/01/2028	353,094	370,053

See accompanying notes to financial statements.

Semi-Annual Report 2013

22

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
Series 4097, Class GT (USD), 3.00%, 10/15/2031	$285,688	$305,784
Pool # C91442 (USD), 3.50%, 04/01/2032	305,982	329,615
Pool # C91482 (USD), 3.50%, 07/01/2032	283,031	304,272
Series 301, Class 400 (USD), 4.00%, 01/15/2033	455,784	504,186
Pool # G08028 (USD), 6.00%, 12/01/2034	97,924	108,050
Pool # G01840 (USD), 5.00%, 07/01/2035	234,375	252,782
Pool # G06788 (USD), 5.50%, 10/01/2035	185,869	202,557
Pool # A60299 (USD), 6.50%, 05/01/2037	667,514	745,276
Series 4134, Class WA (USD), 3.50%, 04/15/2038	504,156	551,399
Pool # A81046 (USD), 6.00%, 08/01/2038	65,380	71,546
Series 3864, Class AB (USD), 4.00%, 06/15/2039	249,462	268,068
Pool # G07075 (USD), 5.50%, 05/01/2040	192,589	210,154
Series 4077, Class MP (USD), 4.00%, 08/15/2040	426,848	473,117
Pool # A94066 (USD), 4.50%, 09/01/2040	269,150	295,973
Pool # A94362 (USD), 4.00%, 10/01/2040	437,498	480,582
Pool # 1B7798 (USD), 3.01%, 12/01/2040 (b)	549,336	582,585
Pool # A97345 (USD), 4.50%, 03/01/2041	225,208	248,074
Pool # Q02410 (USD), 5.00%, 07/01/2041	245,927	281,654
Pool # G06895 (USD), 4.50%, 11/01/2041	363,407	398,226
Series 4139, Class PA (USD), 2.50%, 11/15/2041	426,059	446,634
Pool # Q08305 (USD), 3.50%, 05/01/2042	394,955	424,226
Pool # Q09082 (USD), 3.50%, 06/01/2042	410,633	441,066
Series 4135, Class AD (USD), 2.00%, 06/15/2042	438,730	448,920
Pool # Q10154 (USD), 3.50%, 08/01/2042	315,472	337,472
Pool # Q13235 (USD), 3.00%, 11/01/2042	406,508	424,313
Pool # Q13160 (USD), 3.50%, 11/01/2042	414,244	444,685
Pool # G07240 (USD), 3.00%, 12/01/2042	445,153	465,206
Pool # Q14694 (USD), 3.00%, 01/01/2043	760,305	795,269
Federal National Mortgage Association
Pool # AL0302 (USD), 5.00%, 04/01/2024	163,290	175,334
Series 2012-38, Class VK (USD), 4.00%, 02/25/2025	228,819	259,701
Series 2012-98, Class VA (USD), 4.00%, 07/25/2025	345,491	392,508
Series 2012-86, Class VC (USD), 3.50%, 08/25/2025	457,729	509,666
Series 2012-93, Class VK (USD), 3.50%, 09/25/2025	172,588	192,205
Pool # AK6972 (USD), 3.50%, 03/01/2027	254,604	275,195
Pool # AL1862 (USD), 3.00%, 04/01/2027	219,341	234,053
Pool # AO3007 (USD), 3.50%, 05/01/2027	270,197	289,718
Pool # AP5191 (USD), 3.00%, 09/01/2027	276,924	295,671
Pool # AB7142 (USD), 2.50%, 12/01/2027	560,042	587,729
Pool # AB9002 (USD), 2.50%, 04/01/2028	204,143	213,916
Series 2012-84, Class QG (USD), 3.00%, 09/25/2031	402,453	427,302
Series 2012-120, Class AH (USD), 2.50%, 02/25/2032	.410,758	427,475
Pool # AB5959 (USD), 3.00%, 08/01/2032	240,702	254,260
Pool # AP2109 (USD), 4.00%, 08/01/2032	288,121	317,403
Pool # AB6959 (USD), 3.00%, 11/01/2032	358,641	378,842
Series 2012-137, Class WP (USD), 4.50%, 12/25/2032	305,214	352,641
Series 2013-31, Class ET (USD), 4.00%, 01/25/2033	299,030	333,116
Series 2012-147, Class WN (USD), 4.50%, 01/25/2033	594,491	676,231
Series 2013-17, Class YM (USD), 4.00%, 03/25/2033	377,561	421,460
Series 2013-20, Class DL (USD), 4.00%, 03/25/2033	$357,677	$398,959
Series 2013-20, Class MC (USD), 4.00%, 03/25/2033	377,496	417,898
Series 2013-31, Class NL (USD), 4.00%, 04/25/2033	284,120	314,393
Pool # 555424 (USD), 5.50%, 05/01/2033	310,812	341,147
Series 2013-43, Class MB (USD), 3.50%, 05/25/2033	360,000	392,175
Pool # 357632 (USD), 5.50%, 10/01/2034	132,767	146,056
Pool # 190354 (USD), 5.50%, 12/01/2034	328,035	360,870
Pool # 735484 (USD), 5.00%, 05/01/2035	429,657	466,959
Pool # 889050 (USD), 6.00%, 05/01/2037	577,311	643,721
Pool # AL2627 (USD), 5.00%, 07/01/2037	787,077	857,645
Pool # 995050 (USD), 6.00%, 09/01/2037	155,404	170,260
Pool # 995049 (USD), 5.50%, 02/01/2038	180,903	197,880
Pool # 929187 (USD), 5.50%, 03/01/2038	407,117	450,795
Pool # AD0206 (USD), 5.50%, 09/01/2039	233,211	265,024
Pool # AC8518 (USD), 5.00%, 12/01/2039	285,881	317,186
Series 2011-2, Class PL (USD), 4.00%, 02/25/2041	320,000	357,945
Series 2012-67, Class KA (USD), 3.50%, 05/25/2041	466,093	518,833
Pool # AI5595 (USD), 5.00%, 07/01/2041	257,791	284,127
Pool # 890362 (USD), 4.50%, 08/01/2041	334,951	376,320
Pool # AL0825 (USD), 3.28%, 09/01/2041 (b)	413,207	435,840
Series 2012-38, Class PA (USD), 2.00%, 09/25/2041	357,194	364,873
Pool # AL0933 (USD), 5.00%, 10/01/2041	355,443	393,076
Pool # AK2818 (USD), 4.50%, 01/01/2042	170,235	186,792
Pool # AK3774 (USD), 4.00%, 03/01/2042	262,821	286,532
Pool # AO1797 (USD), 4.50%, 06/01/2042	414,425	455,249
Pool # AO9937 (USD), 4.50%, 07/01/2042	488,821	540,486
Series 2013-15, Class EP (USD), 3.50%, 08/25/2042	466,949	513,275
Pool # AB6228 (USD), 3.50%, 09/01/2042	747,912	799,039
Pool # AP3966 (USD), 3.50%, 09/01/2042	350,318	375,580
Series 2013-12, Class UA (USD), 2.50%, 09/25/2042	570,170	593,372
Pool # AI9139 (USD), 3.00%, 11/01/2042	425,571	446,085
Pool # AB6935 (USD), 3.50%, 11/01/2042	317,832	343,334
Pool # AQ6196 (USD), 3.50%, 11/01/2042	272,852	292,527
Pool # AI9145 (USD), 3.00%, 12/01/2042	211,714	221,919
Pool # AB7317 (USD), 4.00%, 12/01/2042	357,111	393,963
Series 2013-2, Class NP (USD), 2.00%, 02/25/2043	380,661	388,183
Pool # MA1373 (USD), 3.50%, 03/01/2043	478,490	512,545
Series 2013-22, Class JP (USD), 3.50%, 03/25/2043	371,251	400,842
Government National Mortgage Association
Pool # 783356 (USD), 6.00%, 06/20/2041	108,586	122,877
Pool # AP9907 (USD), 3.50%, 10/01/2042	504,936	541,347
Tennessee Valley Authority (USD), 3.50%, 12/15/2042	170,000	165,945
		36,476,996
Total U.S. Agencies		36,476,996

See accompanying notes to financial statements.

2013 Semi-Annual Report

23

Statement of Investments (concluded)

April 30, 2013 (Unaudited)

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
U.S. TREASURIES (10.3%)
UNITED STATES (10.3%)
U.S. Treasury Bond (USD), 2.75%, 11/15/2042	$2,751,000	$2,668,470
U.S. Treasury Note (USD), 0.50%, 05/31/2013 (d)	50,000	50,011
U.S. Treasury Notes
(USD), 0.25%, 03/31/2015	4,115,000	4,118,214
(USD), 0.25%, 04/15/2016	646,000	644,889
(USD), 0.63%, 04/30/2018	1,631,000	1,626,795
(USD), 2.00%, 02/15/2023	1,418,000	1,459,433
		10,567,812
Total U.S. Treasuries		10,567,812
REPURCHASE AGREEMENT (2.3%)
UNITED STATES (2.3%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, repurchase price $2,368,003, collateralized by a U.S. Treasury Note, maturing 02/28/2018; market value of $2,418,000	2,368,000	2,368,000
Total Repurchase Agreement		2,368,000
Total Investments (Cost $101,471,136) (e)—101.3%		103,754,851

Liabilities in excess of other assets—(1.3)%		(1,336,563)
Net Assets—100.0%		$102,418,288

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2013.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	A security or a portion of the security was used to cover the margin requirement for futures contracts.
(e)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
MTN	Medium Term Note
REIT	Real Estate Investment Trust
USD	U.S. Dollar

At April 30, 2013, the Fund held the following futures contracts:

Futures Contract	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Depreciation
United States Treasury Bond 6%-30 year	UBS	(3)	06/19/2013	$(12,265)

See accompanying notes to financial statements.

Semi-Annual Report 2013

24

Aberdeen Emerging Markets Debt Fund (Unaudited)

The Aberdeen Emerging Markets Debt Fund (Class A shares at net asset value net of fees) returned 3.63% for the six-month period ended April 30, 2013, versus 2.47% for its benchmark, the J.P. Morgan EMBI Global Diversified Index , for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Debt Funds (consisting of 175 funds) was 3.99% for the period.

Emerging markets debt posted modest gains in the semiannual period despite risk appetite declining in the first quarter of 2013 following a surprising Italian parliamentary election result and the news of the European Central Bank’s financial bailout of Cyprus in March. The Mexican peso was the strongest-performing currency, while the Romanian leu, Thai baht and Bulgarian lev also posted gains. The Argentine peso was the worst-performing currency over the period, followed by the Hungarian forint, South African rand and Peruvian new sol. Over the period, all regions posted positive returns, but performance was uneven. Latin America and Mexico performed strongly, while Chile was the main market laggard. Demand for the asset class remained robust, as reflected by Rwanda’s heavily oversubscribed US$400 million 10-year Eurobond that came at the low end of pricing guidance at 6.875%.

In Venezuela, President Hugo Chavez died at the beginning of March 2013 after a nearly two-year battle with cancer. Venezuelan bonds immediately sold off on the news before recovering some losses. Chavez’s handpicked successor, Nicolas Maduro, narrowly defeated opposition leader Henrique Caprilles in April elections. The narrow election result has prompted a recount, although it is not expected to overturn the result. Standard and Poor’s1 revised its outlook for Venezuelan credit to negative from stable, joining Fitch2 and Moody’s,3 citing growing political risks which could lead to “less pragmatic, more interventionist policies that increase imbalances in the economy and result in greater instability.”4

The Brazilian central bank (COPOM) officially ended its monetary easing cycle in November and stated its belief that the country will see stable monetary conditions for a “sufficiently long period of time.”5 In February, Brazil’s finance minister declared that the Brazilian real had stabilized to a favorable level that does not add inflation and preserves the currency’s external competitiveness. Elevated price pressures, however, caused the Copom to begin its rate-hiking cycle in April, increasing the benchmark SELIC rate by 25 basis points to 7.5%.

The Reserve Bank of India cut its repurchase rate by 25 basis points to 7.75% in January, in addition to reducing the cash reserve ratio by the same amount, which we believe the country’s industrial sector will view positively. The Reserve Bank of India also lowered its fiscal year growth estimate to 5.5% year-on-year from its previous forecast of 5.8% and wholesale inflation to 6.8% year-on-year from its earlier estimate of 7.5%. Data released In March revealed that India’s current account deficit widened to record highs in the fourth quarter of 2012, increasing to 6.7% of gross domestic product (GDP).

Fund performance for the semiannual period was enhanced primarily by positions in Venezuela and the Ivory Coast, which are not represented in the benchmark, J.P. Morgan EMBI Global Diversified Index. The Fund’s exposure to Serbia and Romania also positively impacted Fund performance. Conversely, positions in Argentina and Brazil detracted from Fund performance for the period.

Over the reporting period, we reduced the Fund’s duration by selling long-dated bonds of Qatar. We also took profits on holdings in the Ivory Coast and increased the Fund’s Mongolia exposure. We continued to reduce the Fund’s Argentina position while also taking profits on part of the Venezuela holding, which had outperformed the overall market. In the local currency space, we added a Turkish inflation-linked bond position. In terms of currency positioning, we removed the Fund’s Russian ruble and Brazilian real exposure. We also initiated short positions6 in the Indonesian rupiah and Peruvian sol and added to the Fund’s South African rand position.

Portfolio Management:

Aberdeen Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

1	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
2	Fitch is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).
3	Moody’s is an independent, unaffiliated research company that rates fixed income securities. Moody’s assigns ratings on the basis of risk and the borrower’s ability to make interest payments. Typically securities are assigned a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality.
4	Source: Standard and Poor’s, April 2013
5	Source: Copom public statement, November 2012
6	A short position involves the sale of a security or other financial instrument that is not currently owned, with the intention of subsequently repurchasing it (“covering”) at a lower price.

2013 Semi-Annual Report

25

Aberdeen Emerging Markets Debt Fund (Unaudited) (concluded)

Risk Considerations

The Fund’s investments in high yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss. Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

The Fund is non-diversified and may hold larger positions in fewer securities than other funds and have greater risk than more diversified funds.

There are special risks associated with selling securities short. A short position will lose value as the securities price increases. Theoretically, the loss on a short sale can be unlimited.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

Semi-Annual Report 2013

26

Aberdeen Emerging Markets Debt Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2013)		Six Months†		Inception†
Class A	w/o SC	3.63%		3.63%
	w/SC2	(0.74%	)	(0.74%	)
Class C	w/o SC	3.24%		3.24%
	w/SC3	2.24%		2.24%
Class R4	w/o SC	3.43%		3.43%
Institutional Service Class[4]	w/o SC	3.72%		3.72%
Institutional Class[4]	w/o SC	3.72%		3.72%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on November 1, 2012.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the six months return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charge.

2013 Semi-Annual Report

27

Aberdeen Emerging Markets Debt Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Emerging Markets Debt Fund, the J.P. Morgan EMBI Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect and fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan EMBI Global Diversified Index is an alternatively weighted index that assigns a larger weight to less liquid issues from countries with smaller debt stocks and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index consists of US dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities issued in emerging markets countries.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Asset Allocation
Government Bonds	77.7%
Repurchase Agreement	9.7%
Corporate Bonds	7.0%
Government Agencies	4.6%
Other assets in excess of liabilities	1.0%
100.0%

Top Industries
Commercial Banks	2.0%
Oil, Gas & Consumable Fuels	1.6%
Real Estate Management & Development	1.1%
Coal	1.0%
Engineering & Construction	1.1%
Electric Utilities	0.2%
Other	93.0%
100.0%

Top Holdings*
Turkey Government International Bond 09/26/2022	5.7%
Emirate of Dubai Government International Bonds 10/05/2020	5.1%
Russian Foreign Bond – Eurobond 03/31/2030	5.0%
Mexico Government International Bond 01/11/2040	4.1%
Republic of Serbia 09/28/2021	3.8%
Russian Federal Bond – OFZ, Series 6208 02/27/2019	3.3%
Mexico Fixed Rate Bonds, Series M10 12/17/2015	3.3%
Venezuela Government International Bond 08/23/2022	3.2%
Lithuania Government International Bond 02/01/2022	3.1%
Banco Nacional de Desenvolvimento Economico e Social 06/16/2018	2.7%
Other	60.7%
100.0%

Top Countries
Russia	9.8%
United States	9.7%
Brazil	9.1%
Mexico	8.8%
Turkey	5.7%
United Arab Emirates	5.1%
Serbia	3.8%
South Africa	3.8%
China	3.7%
Venezuela	3.2%
Other	37.3%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Semi-Annual Report 2013

28

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (7.0%)
BRAZIL (3.6%)
Commercial Banks (0.9%)
Banco do Brasil SA (BRL), 9.75%, 07/18/2017 (a)	$170,000	$95,164
Engineering & Construction (1.1%)
Odebrecht Finance Ltd. (USD), 7.50%, 09/14/2015 (a)(b)	100,000	108,500
Oil, Gas & Consumable Fuels (1.6%)
Petrobras International Finance Co. — Pifco
(USD), 7.88%, 03/15/2019	44,000	54,713
(USD), 5.75%, 01/20/2020	17,000	19,189
(USD), 6.88%, 01/20/2040	80,000	95,525
		169,427
		373,091
CHILE (0.2%)
Electric Utilities (0.2%)
AES Gener SA (USD), 5.25%, 08/15/2021 (a)	20,000	22,186
CHINA (1.1%)
Real Estate Management & Development (1.1%)
China Overseas Finance Cayman Island II Ltd. (USD), 5.50%, 11/10/2020 (a)	100,000	114,296
INDONESIA (1.0%)
Coal (1.0%)
Adaro Indonesia PT (USD), 7.63%, 10/22/2019 (a)	100,000	109,120
RUSSIA (1.1%)
Commercial Banks (1.1%)
Alfa Bank OJSC Via Alfa Bond Issuance PLC (USD), 7.88%, 09/25/2017 (a)	100,000	113,010
Total Corporate Bonds		731,703
GOVERNMENT BONDS (77.7%)
BRAZIL (5.5%)
Banco Nacional de Desenvolvimento Economico e Social (USD), 6.37%, 06/16/2018 (a)	240,000	282,000
Brazilian Government International Bond
(BRL), 12.50%, 01/05/2022	250,000	171,811
(USD), 7.13%, 01/20/2037	80,000	117,400
		571,211
CHINA (1.0%)
China Development Bank (CNH), 2.70%, 11/11/2013	630,000	102,291
CROATIA (2.1%)
Croatia Government International Bond (USD), 6.25%, 04/27/2017 (a)	200,000	220,068
DOMINICAN REPUBLIC (1.7%)
Dominican Republic International Bond (USD), 7.50%, 05/06/2021 (a)	150,000	172,275
EL SALVADOR (0.6%)
El Salvador Government International Bond (USD), 8.25%, 04/10/2032 (a)	50,000	62,500
GEORGIA (2.2%)
Georgia Government International Bond (USD), 6.88%, 04/12/2021 (a)	$200,000	$231,400
HONDURAS (2.0%)
Honduras Government International Bond (USD), 7.50%, 03/15/2024 (a)	200,000	202,000
HUNGARY (2.0%)
Hungary Government International Bond
(USD), 4.13%, 02/19/2018	160,000	161,600
(USD), 6.38%, 03/29/2021	40,000	44,752
		206,352
INDONESIA (1.2%)
Indonesia Government International Bond (USD), 6.88%, 01/17/2018 (a)	100,000	120,625
IVORY COAST (1.0%)
Ivory Coast Government International Bond (USD), 5.75%, 12/31/2032 (a)(c)	110,000	105,050
LATVIA (1.9%)
Republic of Latvia (USD), 2.75%, 01/12/2020 (a)	200,000	199,500
LITHUANIA (3.1%)
Lithuania Government International Bond (USD), 6.63%, 02/01/2022 (a)	250,000	319,125
MALAYSIA (1.9%)
Malaysia Government Bond, Series 0509 (MYR), 3.21%, 05/31/2013	610,000	200,531
MEXICO (7.8%)
Mexico Fixed Rate Bonds
Series M10 (MXN), 8.00%, 12/17/2015	3,800,000	343,773
Series M10 (MXN), 8.50%, 12/13/2018	450,000	45,009
Mexico Government International Bond (USD), 6.05%, 01/11/2040	320,000	420,800
		809,582
MONGOLIA (1.8%)
Mongolia Government International Bond (USD), 5.13%, 12/05/2022 (a)	200,000	189,000
PAKISTAN (0.9%)
Pakistan Government International Bond (USD), 6.88%, 06/01/2017 (a)	100,000	93,500
PANAMA (0.5%)
Panama Government International Bond (USD), 6.70%, 01/26/2036	40,000	55,660
PERU (1.9%)
Peru Government Bond (PEN), 7.84%, 08/12/2020	350,000	165,691
Peruvian Government International Bond (PEN), 7.84%, 08/12/2020 (a)	60,000	28,404
		194,095

See accompanying notes to financial statements.

2013 Semi-Annual Report

29

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value
PHILIPPINES (1.0%)
Philippine Government International Bond (USD), 9.38%, 01/18/2017	$80,000	$102,200
QATAR (1.1%)
Qatar Government International Bond (USD), 5.25%, 01/20/2020 (a)	100,000	118,500
ROMANIA (2.5%)
Romanian Government International Bond (USD), 6.75%, 02/07/2022 (a)	210,000	257,376
RUSSIA (8.7%)
Russian Federal Bond — OFZ, Series 6208 (RUB), 7.50%, 02/27/2019	10,000,000	344,476
Russian Foreign Bond — Eurobond (USD), 7.50%, 03/31/2030 (a)(c)	447,000	562,326
		906,802
SERBIA (3.8%)
Republic of Serbia (USD), 7.25%, 09/28/2021 (a)	340,000	396,950
SOUTH AFRICA (3.8%)
South Africa Government Bond, Series R203 (ZAR), 8.25%, 09/15/2017	1,080,000	132,546
South Africa Government International Bond (USD), 5.88%, 05/30/2022	210,000	255,938
		388,484
TURKEY (5.7%)
Turkey Government International Bond (USD), 6.25%, 09/26/2022	480,000	591,600
UNITED ARAB EMIRATES (5.1%)
Emirate of Dubai Government International Bonds (USD), EMTN, 7.75%, 10/05/2020 (a)	420,000	527,100
URUGUAY (2.6%)
Uruguay Government International Bond
(UYU), 4.25%, 04/05/2027 (d)	2,300,000	238,415
PIK (USD), 7.88%, 01/15/2033	10,000	15,145
(USD), 7.63%, 03/21/2036	10,000	15,085
		268,645
VENEZUELA (3.2%)
Venezuela Government International Bond (USD), 12.75%, 08/23/2022 (a)	290,000	331,035
VIETNAM (1.1%)
Vietnam Government International Bond (USD), 6.88%, 01/15/2016 (a)	100,000	110,750
Total Government Bonds		8,054,207
GOVERNMENT AGENCIES (4.6%)
CHINA (1.6%)
Sinochem Offshore Capital Co. Ltd. (CNH), 1.80%, 01/18/2014	1,000,000	160,820
INDIA (2.0%)
Export-Import Bank of India (USD), EMTN, 4.00%, 08/07/2017 (a)	$200,000	$211,860
MEXICO (1.0%)
Petroleos Mexicanos
(USD), 5.50%, 01/21/2021	40,000	46,900
(USD), 3.50%, 01/30/2023 (a)	60,000	61,050
		107,950
Total Government Agencies		480,630
REPURCHASE AGREEMENT (9.7%)
UNITED STATES (9.7%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, repurchase price $1,004,001, collateralized by U.S. Treasury Note, maturing 07/31/2016; total market value of $1,025,108	1,004,000	1,004,000
Total Repurchase Agreement		1,004,000
Total Investments (Cost $10,093,561) (e)—99.0%		10,270,540

Other assets in excess of liabilities—1.0%		99,226
Net Assets—100.0%		$10,369,766

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(c)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2013.
(d)	Inflation linked security.
(e)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BRL	Brazilian Real
CNH	Chinese Yuan Renminbi Offshore
EMTN	Euro Medium Term Note
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PIK	Payment In Kind
RUB	New Russian Ruble
TRY	Turkish Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

See accompanying notes to financial statements.

Semi-Annual Report 2013

30

Statement of Investments (concluded)

April 30, 2013 (Unaudited)

Aberdeen Emerging Markets Debt Fund

At April 30, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real/United States Dollar
06/04/2013	Barclays Bank	BRL	21,000	USD	10,344	$10,465	$121
06/04/2013	Citibank	BRL	10,000	USD	5,021	4,983	(38)
06/04/2013	JPMorgan Chase	BRL	182,000	USD	89,589	90,697	1,108
Indian Rupee/United States Dollar
06/04/2013	Barclays Bank	INR	16,909,000	USD	309,855	311,914	2,059
Mexican Peso/United States Dollar
07/19/2013	Royal Bank of Scotland	MXN	466,000	USD	38,078	38,162	84
New Russian Ruble/United States Dollar
06/04/2013	JPMorgan Chase	RUB	9,490,000	USD	301,960	304,376	2,416
South African Rand/United States Dollar
07/19/2013	Barclays Bank	ZAR	1,195,000	USD	131,692	131,785	93
South Korean Won/United States Dollar
06/04/2013	UBS	KRW	219,384,000	USD	201,177	198,971	(2,206)
Turkish Lira/United States Dollar
07/19/2013	Royal Bank of Scotland	TRY	229,000	USD	126,424	126,728	304
						$1,218,081	$3,941

Sale Contracts Settlement Date*	Counterparty	Amount Purchased			Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
06/04/2013	Royal Bank of Scotland	USD	278,069	BRL	556,000	$277,073	$996
United States Dollar/New Russian Ruble
06/04/2013	Royal Bank of Scotland	USD	543,728	RUB	17,019,000	545,856	(2,128)
07/19/2013	JPMorgan Chase	USD	99,455	RUB	3,143,620	100,061	(606)
United States Dollar/South African Rand
07/19/2013	Royal Bank of Scotland	USD	159,377	ZAR	1,463,000	161,341	(1,964)
United States Dollar/Turkish Lira
07/19/2013	Royal Bank of Scotland	USD	124,975	TRY	226,000	125,068	(93)
						$1,209,399	$(3,795)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

2013 Semi-Annual Report

31

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

The Aberdeen Emerging Markets Debt Local Currency Fund (Class A shares at net asset value net of fees) returned 6.74% for the six-month period ended April 30, 2013, versus 7.02% for its benchmark, the J.P. Morgan GBI EM Global Diversified Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Debt Local Currency Funds (consisting of 87 funds) was 6.23% for the period.

Emerging markets debt posted modest gains in the semiannual period despite risk appetite declining in the first quarter of 2013 following a surprising Italian parliamentary election result and the news of the European Central Bank’s financial bailout of Cyprus in March. The Mexican peso was the strongest-performing currency, while the Romanian leu, Thai baht and Bulgarian lev also posted gains. The Argentine peso was the worst-performing currency over the period, followed by the Hungarian forint, South African rand and Peruvian new sol. Over the period, all regions posted positive returns, but performance was uneven. Latin America and Mexico performed strongly, while Chile was the main laggard. Demand for the asset class remained robust, as reflected by Rwanda’s heavily oversubscribed US$400 million 10-year Eurobond that came at the low end of pricing guidance at 6.875%.

In Venezuela, President Hugo Chavez died at the beginning of March after a nearly two-year battle with cancer. Venezuelan bonds immediately sold off on the news before recovering some losses. Chavez’s handpicked successor, Nicolas Maduro, narrowly defeated opposition leader Henrique Caprilles in April elections. The narrow election result has prompted a recount, although it is not expected to overturn the result. Standard and Poor’s1 revised its outlook for Venezuelan credit to negative from stable, joining Fitch2 and Moody’s,3 citing growing political risks which could lead to “less pragmatic, more interventionist policies that increase imbalances in the economy and result in greater instability.”4

The Brazilian central bank (Copom) officially ended its monetary easing cycle in November and stated its belief that the country will see stable monetary conditions for a “sufficiently long time.”5 In February, Brazil’s finance minister declared that the Brazilian real had stabilized to a favorable level that does not add inflation and preserves the currency’s external competitiveness. Elevated price pressures, however, caused the Copom to begin its rate-hiking cycle in April, increasing the benchmark SELIC rate by 25 basis points to 7.5%.

The Reserve Bank of India cut its repurchase rate by 25 basis points to 7.75% in January, in addition to reducing the cash reserve ratio by the same amount, which we believe the country’s industrial sector will view positively. The Reserve Bank of India also lowered its fiscal year growth estimate to 5.5% year-on-year from its previous forecast of 5.8% and wholesale inflation to 6.8% year-on-year from its earlier estimate of 7.5%. Data released In March revealed that India’s current account deficit widened to record highs in the fourth quarter of 2012, increasing to 6.7% of gross domestic product (GDP).

Fund performance for the reporting period was bolstered mainly by an overweight position relative to its benchmark, the J.P. Morgan GBI EM Global Diversified Index, in Uruguay. An overweight allocation to Mexico, as well as the exposure to the South Korean won, which is not represented in the Index, also positively impacted Fund performance.

There were no areas which detracted significantly from Fund performance for the period.

During the semiannual period, we reduced the Fund’s Turkish rates underweight position by adding inflation-linked bonds.6 We also reduced the overweight duration position in South Africa, moved the Fund from underweight to neutral duration relative to the benchmark in Russia, and added to the position in Romania in the four-year bond auction in February. In currency space, we reduced the fund’s Brazilian real exposure to neutral compared to the benchmark, and reduced the underweight exposure in Colombia by initiating a 2% position in the peso. We also increased the Peruvian sol exposure. In the Central Eastern Europe, Middle East and Africa (CEEMEA) region, we moved the Russian ruble overweight to a modest underweight position. We also added to the Hungarian forint exposure in an effort to further reduce the Fund’s underweight allocation. Conversely, we took the Fund to an underweight in Polish zloty. In Asia, we increased the Fund’s Malaysian ringgit exposure to a moderate overweight, increased the underweight in the Indonesian rupiah and reduced the underweight exposure to Thailand.

At the end of the semiannual period, the Fund remained underweight versus the benchmark J.P. Morgan GBI EM Global Diversified Index in Eastern Europe, while there were overweight positions in Asia, Latin America and Africa.

Portfolio Management:

Aberdeen Emerging Markets Debt Team

1	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
2	Fitch is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).
3	Moody’s is an independent, unaffiliated research company that rates fixed income securities. Moody’s assigns ratings on the basis of risk and the borrower’s ability to make interest payments. Typically securities are assigned a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality.
4	Source: Standard and Poor’s, April 2013
5	Source: Copom public statement, November 2012
6	Inflation-linked bonds guarantee a return higher than the rate of inflation if held to maturity. Inflation-indexed bonds link their capital appreciation or coupon payments to inflation rates.

32

Semi-Annual Report 2013

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited) (concluded)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund’s investments in high-yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss. Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

The Fund is non-diversified and may hold larger positions in fewer securities than other funds and have greater risk than more diversified funds.

There are special risks associated with selling securities short. A short position will lose value as the securities price increases. Theoretically, the loss on a short sale can be unlimited.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

2013 Semi-Annual Report

33

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2013)		Six Months†	1 Yr.	Inception[1]
Class A	w/o SC	6.74%	9.68%	3.87%
	w/SC2	2.19%	5.03%	1.65%
Class C	w/o SC	6.40%	8.92%	3.07%
	w/SC3	5.40%	7.92%	3.07%
Class R4	w/o SC	6.63%	9.32%	3.61%
Institutional Service Class[4]	w/o SC	6.94%	10.00%	4.10%
Institutional Class[4]	w/o SC	6.94%	10.00%	4.10%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on May 2, 2011.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charge.

Semi-Annual Report 2013

34

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Emerging Markets Debt Local Currency Fund, J.P. Morgan Government Bond Index Emerging Markets (GBI EM) Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect and fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan GBI EM Global Diversified Index is an alternatively weighted index that assigns weightings among countries by limiting the weights of countries with larger debt stocks and redistributes those weights to countries with smaller weights. The index consists of local currency denominated, government debt issued in emerging markets countries including: Brazil, Chile, Colombia, Hungary, Indonesia, Malaysia, Mexico, Nigeria, Peru, Philippines, Poland, Romania, Russia, South Africa, Thailand, and Turkey.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Asset Allocation
Government Bonds	76.1%
Repurchase Agreement	7.9%
Government Agencies	7.5%
Corporate Bonds	5.8%
Other assets in excess of liabilities	2.7%
100.0%

Top Industries
Commercial Banks	5.8%
Other	94.2%
100.0%

Top Holdings*
Turkey Government Bond 06/17/2015	4.5%
Brazilian Government International Bond 01/05/2022	3.5%
South Africa Government Bond, Series R186 12/21/2026	3.5%
Hungary Government Bond, Series 15\C 08/24/2015	3.4%
South Africa Government Bond, Series R203 09/15/2017	3.0%
Banco do Brasil SA 07/18/2017	3.0%
Nigeria Government Bond 04/27/2017	3.0%
RZD Capital Ltd. 04/02/2019	2.9%
Russian Federal Bond – OFZ, Series 6212 01/19/2028	2.8%
Mexico Fixed Rate Bonds, Series M20 06/03/2027	2.8%
Other	67.6%
100.0%

Top Countries
Mexico	12.6%
South Africa	10.9%
Brazil	10.4%
Russia	9.5%
Turkey	8.0%
United States	7.9%
Poland	7.5%
Thailand	7.3%
Indonesia	6.5%
Malaysia	4.8%
Other	14.6%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2013 Semi-Annual Report

35

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen Emerging Markets Debt Local Currency Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (5.8%)
BRAZIL (5.8%)
Commercial Banks (5.8%)
Banco do Brasil SA (BRL), 9.75%, 07/18/2017 (a)	$2,665,000	$1,491,841
Banco Votorantim SA (BRL), EMTN, 6.25%, 05/16/2016 (a)(b)	2,350,000	1,370,667
		2,862,508
Total Corporate Bonds		2,862,508
GOVERNMENT BONDS (76.1%)
ARGENTINA (1.8%)
Republic of Argentina, Series VII (USD), 7.00%, 09/12/2013	900,000	900,600
BRAZIL (4.6%)
Brazilian Government International Bond
(BRL), 12.50%, 01/05/2022	2,530,000	1,738,723
(BRL), 10.25%, 01/10/2028	840,000	523,754
		2,262,477
HUNGARY (3.6%)
Hungary Government Bond
Series 15\C (HUF), 7.75%, 08/24/2015	360,200,000	1,702,149
Series 22\A (HUF), 7.00%, 06/24/2022	14,000,000	68,719
		1,770,868
INDONESIA (6.5%)
Indonesia Treasury Bond
Series FR48 (IDR), 9.00%, 09/15/2018	1,880,000,000	228,707
Series FR53 (IDR), 8.25%, 07/15/2021	365,000,000	44,501
Series FR43 (IDR), 10.25%, 07/15/2022	3,494,000,000	479,271
Series FR59 (IDR), 7.00%, 05/15/2027	9,919,000,000	1,102,588
Series FR54 (IDR), 9.50%, 07/15/2031	9,556,000,000	1,312,376
Series FR58 (IDR), 8.25%, 06/15/2032	450,000,000	55,501
		3,222,944
MALAYSIA (4.8%)
Malaysia Government Bond
Series 0511 (MYR), 3.58%, 09/28/2018	2,140,000	714,712
Series 0111 (MYR), 4.16%, 07/15/2021	2,700,000	937,010
Series 0112 (MYR), 3.42%, 08/15/2022	2,300,000	756,854
		2,408,576
MEXICO (10.7%)
Mexican Bonos, Series M (MXN), 6.50%, 06/10/2021	10,250,000	962,572
Mexico Fixed Rate Bonds
Series M10 (MXN), 8.00%, 12/17/2015	8,400,000	759,919
Series M10 (MXN), 7.25%, 12/15/2016	7,000,000	637,904
Series M10 (MXN), 8.50%, 12/13/2018	5,800,000	580,120
Series M (MXN), 8.00%, 06/11/2020	5,100,000	513,957
Series M20 (MXN), 10.00%, 12/05/2024	3,800,000	466,296
Series M20 (MXN), 7.50%, 06/03/2027	13,050,000	1,371,792
		5,292,560
NIGERIA (3.0%)
Nigeria Government Bond (NGN), 15.10%, 04/27/2017	$214,200,000	$1,491,266
PERU (1.2%)
Peru Government Bond (PEN), 7.84%, 08/12/2020	1,180,000	558,614
Peruvian Government International Bond (PEN), 7.84%, 08/12/2020 (a)	120,000	56,808
		615,422
POLAND (7.5%)
Poland Government Bond
Series 0414 (PLN), 5.75%, 04/25/2014	1,860,000	606,000
Series 0416 (PLN), 5.00%, 04/25/2016	800,000	270,013
Series 1017 (PLN), 5.25%, 10/25/2017	2,680,000	937,960
Series 1020 (PLN), 5.25%, 10/25/2020	2,830,000	1,029,148
Series 1021 (PLN), 5.75%, 10/25/2021	1,880,000	709,198
Series 0922 (PLN), 5.75%, 09/23/2022	400,000	152,684
		3,705,003
ROMANIA (0.4%)
Romania Government Bond, Series 4YR (RON), 5.75%, 01/27/2016	650,000	202,042
RUSSIA (6.6%)
Russian Federal Bond — OFZ
Series 6208 (RUB), 7.50%, 02/27/2019	30,500,000	1,050,652
Series 6212 (RUB), 7.05%, 01/19/2028	41,910,000	1,381,778
Russian Foreign Bond — Eurobond (RUB), 7.85%, 03/10/2018 (a)	25,000,000	866,730
		3,299,160
SOUTH AFRICA (10.9%)
Eskom Holdings Ltd., Series E170 (ZAR), 13.50%, 08/01/2021	4,500,000	709,380
South Africa Government Bond
Series R203 (ZAR), 8.25%, 09/15/2017	12,200,000	1,497,282
Series 204 (ZAR), 8.00%, 12/21/2018	1,300,000	160,126
Series R207 (ZAR), 7.25%, 01/15/2020	9,400,000	1,122,322
Series R186 (ZAR), 10.50%, 12/21/2026	11,600,000	1,718,509
Series R213 (ZAR), 7.00%, 02/28/2031	2,040,000	220,541
		5,428,160
THAILAND (4.6%)
Thailand Government Bond
(THB), 3.25%, 06/16/2017	13,200,000	454,709
(THB), 2.80%, 10/10/2017	24,800,000	838,176
(THB), 3.45%, 03/08/2019	12,200,000	422,790
Series ILB (THB), 1.20%, 07/14/2021 (a)(b)	15,600,000	569,539
		2,285,214
TURKEY (8.0%)
Turkey Government Bond
(TRY), 10.00%, 06/17/2015	3,650,000	2,225,324
(TRY), 9.00%, 01/27/2016	1,640,000	995,755
Series CPI (TRY), 4.00%, 04/01/2020 (b)	580,000	486,595
Series CPI (TRY), 3.00%, 02/23/2022 (b)	400,000	284,023
		3,991,697

See accompanying notes to financial statements.

Semi-Annual Report 2013

36

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Emerging Markets Debt Local Currency Fund

	Shares or Principal Amount	Value
URUGUAY (1.9%)
Uruguay Government International Bond
(UYU), 5.00%, 09/14/2018 (b)	$6,660,000	$674,934
(UYU), 4.25%, 04/05/2027 (b)	2,550,000	264,330
		939,264
Total Government Bonds		37,815,253
GOVERNMENT AGENCIES (7.5%)
MEXICO (1.9%)
Petroleos Mexicanos (MXN), 9.10%, 01/27/2020	9,300,000	925,923
RUSSIA (2.9%)
RZD Capital Ltd. (RUB), 8.30%, 04/02/2019 (a)	43,400,000	1,461,919
THAILAND (2.7%)
Bank of Thailand
Series 3YR (THB), 3.40%, 09/08/2014	26,200,000	900,030
Series 3YR (THB), 2.95%, 01/14/2016	12,700,000	433,801
		1,333,831
Total Government Agencies		3,721,673
REPURCHASE AGREEMENT (7.9%)
UNITED STATES (7.9%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, repurchase price $3,896,004, collateralized by U.S. Treasury Note, maturing 10/31/2018; total market value of $3,977,906	3,896,000	3,896,000
Total Repurchase Agreement		3,896,000
Total Investments (Cost $46,800,044) (c)—97.3%		48,295,434

Other assets in excess of liabilities—2.7%		1,364,224
Net Assets—100.0%		$49,659,658

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Inflation linked security.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BRL	Brazilian Real
COP	Colombian Peso
EMTN	Euro Medium Term Note
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	New Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

See accompanying notes to financial statements.

2013 Semi-Annual Report

37

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Emerging Markets Debt Local Currency Fund

At April 30, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real/United States Dollar
06/04/2013	Barclays Bank	BRL	174,000	USD	85,672	$86,710	$1,038
06/04/2013	JPMorgan Chase	BRL	1,153,000	USD	567,560	574,578	7,018
06/04/2013	Royal Bank of Scotland	BRL	1,072,000	USD	533,861	534,213	352
Colombian Peso/United States Dollar
06/04/2013	Barclays Bank	COP	841,544,000	USD	462,412	459,468	(2,944)
06/04/2013	JPMorgan Chase	COP	920,304,000	USD	499,894	502,470	2,576
Hungarian Forint/United States Dollar
07/19/2013	Credit Suisse	HUF	16,761,000	USD	73,787	73,122	(665)
07/19/2013	Royal Bank of Scotland	HUF	37,488,000	USD	163,406	163,545	139
Indian Rupee/United States Dollar
06/04/2013	Barclays Bank	INR	41,727,000	USD	763,043	769,723	6,680
06/04/2013	Royal Bank of Scotland	INR	8,520,000	USD	153,403	157,165	3,762
06/04/2013	UBS	INR	30,941,000	USD	564,307	570,757	6,450
Indonesian Rupiah/United States Dollar
06/04/2013	JPMorgan Chase	IDR	9,026,047,000	USD	927,080	924,686	(2,394)
Malaysian Ringgit/United States Dollar
06/04/2013	JPMorgan Chase	MYR	1,447,000	USD	464,154	474,470	10,316
06/04/2013	JPMorgan Chase	MYR	1,617,000	USD	530,425	530,213	(212)
06/04/2013	Royal Bank of Scotland	MYR	7,696,000	USD	2,472,120	2,523,512	51,392
Mexican Peso/United States Dollar
07/19/2013	Credit Suisse	MXN	7,655,000	USD	625,442	626,887	1,445
New Russian Ruble/United States Dollar
06/04/2013	Royal Bank of Scotland	RUB	21,323,000	USD	681,925	683,900	1,975
06/04/2013	UBS	RUB	56,592,000	USD	1,824,372	1,815,095	(9,277)
Peruvian Nouveau Sol/United States Dollar
06/04/2013	Barclays Bank	PEN	945,000	USD	364,267	356,113	(8,154)
Philippine Peso/United States Dollar
06/04/2013	Deutsche Bank	PHP	20,400,000	USD	494,822	495,029	207
Polish Zloty/United States Dollar
07/19/2013	Deutsche Bank	PLN	1,096,000	USD	347,561	345,058	(2,503)
07/19/2013	JPMorgan Chase	PLN	544,000	USD	171,531	171,270	(261)
South African Rand/United States Dollar
07/19/2013	Barclays Bank	ZAR	4,664,000	USD	511,122	514,348	3,226
07/19/2013	UBS	ZAR	1,802,000	USD	194,626	198,726	4,100
South Korean Won/United States Dollar
06/04/2013	Barclays Bank	KRW	616,268,000	USD	545,563	558,927	13,364
06/04/2013	Royal Bank of Scotland	KRW	100,875,000	USD	92,419	91,489	(930)
06/04/2013	UBS	KRW	403,205,000	USD	369,743	365,688	(4,055)
Turkish Lira//United States Dollar
07/19/2013	Citibank	TRY	79,000	USD	43,548	43,718	170
07/19/2013	Royal Bank of Scotland	TRY	1,461,000	USD	806,574	808,511	1,937
						$15,419,391	$84,752

See accompanying notes to financial statements.

Semi-Annual Report 2013

38

Statement of Investments (concluded)

April 30, 2013 (Unaudited)

Aberdeen Emerging Markets Debt Local Currency Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased			Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
06/04/2013	Credit Suisse	USD	1,005,786	BRL	1,999,000	$996,169	$9,617
United States Dollar/Hungarian Forint
07/19/2013	JPMorgan Chase	USD	590,480	HUF	135,846,000	592,643	(2,163)
United States Dollar/Indonesian Rupiah
06/04/2013	Barclays Bank	USD	369,620	IDR	3,611,187,000	369,953	(333)
06/04/2013	Barclays Bank	USD	616,467	IDR	6,014,250,000	616,138	329
06/04/2013	UBS	USD	244,829	IDR	2,389,893,000	244,836	(7)
United States Dollar/New Russian Ruble
06/04/2013	Citibank	USD	445,458	RUB	14,071,000	451,304	(5,846)
06/04/2013	JPMorgan Chase	USD	113,435	RUB	3,542,000	113,604	(169)
06/04/2013	Royal Bank of Scotland	USD	2,054,600	RUB	64,283,000	2,061,771	(7,171)
06/04/2013	UBS	USD	542,413	RUB	17,105,000	548,614	(6,201)
07/19/2013	JPMorgan Chase	USD	301,794	RUB	9,539,260	303,632	(1,838)
United States Dollar/Peruvian Nouveau Sol
06/04/2013	JPMorgan Chase	USD	535,160	PEN	1,379,000	519,662	15,498
United States Dollar/Polish Zloty
07/19/2013	Credit Suisse	USD	836,899	PLN	2,645,000	832,736	4,163
United States Dollar/South African Rand
07/19/2013	Barclays Bank	USD	107,906	ZAR	983,000	108,406	(500)
07/19/2013	Citibank	USD	847,813	ZAR	7,783,000	858,314	(10,501)
United States Dollar/Thai Baht
07/19/2013	Citibank	USD	1,534,385	THB	44,824,000	1,520,689	13,696
07/19/2013	UBS	USD	208,042	THB	6,131,000	207,999	43
United States Dollar/Turkish Lira
07/19/2013	Citibank	USD	487,724	TRY	882,000	488,095	(371)
						$10,834,565	$8,246

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

2013 Semi-Annual Report

39

Aberdeen Global Fixed Income Fund (Unaudited)

The Aberdeen Global Fixed Income Fund (Class A shares at net asset value net of fees) returned –1.04% for the six-month period ended April 30, 2013, versus –1.07% for its benchmark, the Barclays Capital Global Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Income Funds (consisting of 184 funds) was 1.95% for the period.

The U.S. Treasury yield curve ended the semiannual period virtually unchanged. The yield on the benchmark 10-year U.S. Treasury note ended the period slightly lower in response to U.S. government “fiscal cliff” negotiations, the inconclusive Italian election in February, a banking crisis in Cyprus, and the massive monetary stimulus announced by the Bank of Japan in April. The European Central Bank (ECB) made no changes to the standard or non-standard measures over the period. Eurozone finance ministers were able to agree on a deal to address the fiscal crisis in Greece in November 2012. Towards the end of the reporting period, attempts by Italian politicians to form a government and events in Cyprus took center stage. After some tense negotiations, the Troika (the European Commission, the International Monetary Fund and the ECB) agreed to a €10 billion (roughly US$13 billion) loan to Cyprus.

Regarding monetary policy, Congress finally came to a compromise on the U.S. government’s impending “fiscal cliff” after the New Year’s Day 2013 deadline, focusing on taxation of the wealthy and the decision to delay spending cuts for two months. However, the mandate for decreases in the U.S. federal budget under “sequestration” took effect on March 1, triggering $85 billion in automatic spending cuts. The Federal Reserve (Fed) continued to purchase a combined $85 billion a month in government securities during the period as part of its monetary easing policy. However, the minutes of the most recent Federal Open Market Committee (FOMC) meeting held in March suggested that the members favored slowing the Fed’s bond-buying program later in 2013 – and possibly ending it by the end of the year – if the employment situation continues to improve. In the UK, the Monetary Policy Committee (MPC) announced that interest payments received by its Asset Purchase Scheme (APS) 1 were to be transferred to the Treasury to reduce outstanding debt. Following a change in policy voting intentions from a Bank of England governor and a MPC member, along with the release of some weak economic data, expectations for further quantitative easing increased in March. However, the MPC ultimately left its benchmark interest rate unchanged at 0.5% and maintained the APS at £375 billion (about US$565 billion).

The Fund’s overweight exposure in lower-rated issues relative to its benchmark, the Barclays Capital Global Aggregate Bond Index, had the most notable positive impact on both the absolute and relative performance for the reporting period. Those securities with subordinated structures (in which “junior” debt securities are repaid only after other more “senior” debt in the event of a company’s liquidation or bankruptcy) were the strongest performers; these typically were securities held in the financial sector. The Fund also held positions in non-U.S. agency mortgages, which are not represented in the benchmark Barclays Capital Global Aggregate Bond Index, generating positive performance throughout the period.

The Fund’s overweight allocation to the Japanese yen relative to the U.S. dollar had a negative impact on the relative return of the Fund. The Bank of Japan announced a series of monetary stimulus measures in an effort to revive the economy, resulting in a weakening of the currency.

We increased the Fund’s duration2 over the period as we believe the current global central bank monetary policy most likely will continue to exert downward pressure on bond yields over the medium term. We also reduced some exposure to the credit sector given the strength and speed of the rally in corporate bonds.

The Fund has a modest underweight relative to the benchmark Barclays Capital Global Aggregate Bond Index to government and government-related securities and a slight overweight to corporate bonds. The Fund’s duration is slightly longer than that of the benchmark in Germany. Within the credit sector, the Fund has overweight exposure to financials, industrials, asset-backed securities and non-U.S. agency mortgage bonds. In terms of currency exposure, the Fund is overweight the Australian dollar relative to the euro; the Mexican peso and Canadian dollar versus the U.S. dollar; and the Norwegian krone versus the Swedish krona.

Portfolio Management:

Aberdeen Global Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial

1	The Asset Purchase Scheme (APS) is the Bank of England’s program of purchasing high-credit-quality fixed income securities issued by the private sector in an effort to increase liquidity in the market.
2	Duration is an estimate of bond price sensitivity to changes in interest rates. Effective duration takes into consideration the optionality of each bond in the duration calculation. The higher the duration, the greater the change (i.e., high risk) in relation to interest-rate movements.

Semi-Annual Report 2013

40

Aberdeen Global Fixed Income Fund (Unaudited) (concluded)

condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

2013 Semi-Annual Report

41

Aberdeen Global Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2013)		Six Months†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(1.04%	)	1.34%		3.99%	4.82%
	w/SC2	(5.23%	)	(2.94%	)	3.09%	4.37%
Class C	w/o SC	(1.52%	)	0.57%		3.21%	4.22%
	w/SC3	(2.50%	)	(0.43%	)	3.21%	4.22%
Institutional Service Class[4,5]	w/o SC	(1.04%	)	1.38%		4.18%	5.04%
Institutional Class[4,6]	w/o SC	(0.94%	)	1.67%		4.27%	5.08%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to July 20, 2009 reflect the performance of the predecessor fund, (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Institutional Service Class performance presented reflects the performance of Common Class shares of the Predecessor Fund.
6	Returns before the first offering of the Institutional Class shares (July 20, 2009) are based on the previous performance of the Institutional Service Class shares. This performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class shares would only differ to the extent of the differences in expenses of the two classes.

Semi-Annual Report 2013

42

Aberdeen Global Fixed Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Fixed Income Fund, the Barclays Capital Global Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital Global Aggregate Bond Index is a broad-based index that measures the global investment grade fixed-rate debt markets inclusive of three major components: U.S. Aggregate Bond Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Asset Allocation
Government Bonds	39.1%
Corporate Bonds	36.6%
U.S. Agencies	7.9%
U.S. Treasuries	6.9%
Commercial Mortgage-Backed Securities	2.1%
Residential Mortgage-Backed Securities	2.0%
Municipal Bonds	1.1%
Asset-Backed Securities	0.6%
Repurchase Agreement	0.5%
Other assets in excess of liabilities	3.2%
100.0%

Top Industries
Commercial Banks	13.9%
Diversified Financial Services	4.9%
Insurance	2.4%
Electric Utilities	2.1%
Diversified Telecommunication Services	1.8%
Food & Staples	1.3%
Oil, Gas & Consumable Fuels	1.3%
Energy Equipment & Services	0.8%
Investment Companies	0.8%
Pharmaceutical	0.7%
Other	70.0%
100.0%

Top Holdings*
Singapore Government Bond 07/01/2014	4.3%
Japan Government 20 Year Bond, Series 112 06/20/2029	2.8%
Japan Government 10 Year Bond, Series 275 12/20/2015	2.7%
U.S. Treasury Notes 04/15/2016	2.2%
U.S. Treasury Notes 04/30/2018	1.8%
Buoni Poliennali Del Tesoro 06/01/2018	1.8%
Japan Government 5 Year Bond, Series 105 06/20/2017	1.5%
U.S. Treasury Bond 11/15/2042	1.5%
Canadian Government Bond 06/01/2017	1.4%
Japan Government 5 Year Bond, Series 81 03/20/2014	1.3%
Other	78.7%
100.0%

Top Countries
United States	33.0%
Japan	12.4%
United Kingdom	12.0%
France	6.4%
Netherlands	4.9%
Singapore	4.3%
Italy	4.2%
Canada	2.7%
Belgium	2.5%
Sweden	2.4%
Other	15.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2013 Semi-Annual Report

43

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (0.6%)
UNITED STATES (0.6%)
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (USD), 4.47%, 03/20/2043 (a)	$50,000	$52,989
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2 (USD), 5.22%, 01/25/2042 (a)	49,062	55,140
Santander Drive Auto Receivables Trust
Series 2012-2, Class C (USD), 3.20%, 02/15/2018	9,000	9,322
Series 2013-1, Class C (USD), 1.76%, 01/15/2019	7,000	7,072
World Financial Network Credit Card Master Trust, Series 2010-A, Class M (USD), 5.20%, 04/15/2019	45,000	48,792
		173,315
Total Asset-Backed Securities		173,315
COMMERCIAL MORTGAGE-BACKED SECURITIES (2.1%)
UNITED STATES (2.1%)
American Tower Trust I
Series 13, Class 1A (USD), 1.55%, 03/15/2043 (a)	97,000	98,063
Series 13, Class 2A (USD), 3.07%, 03/15/2048 (a)	46,000	47,008
Americold LLC Trust, Series 2010-ARTA, Class A2FL (USD), 2.50%, 01/14/2029 (a)(b)	100,000	99,896
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class AM (USD), 5.58%, 09/11/2041 (b)	25,000	28,400
Series 2005-PWR9, Class AAB (USD), 4.80%, 09/11/2042	16,650	17,018
Series 2007-PW17, Class AMFL (USD), 0.89%, 06/11/2050 (a)(b)	25,000	24,240
Citigroup Commercial Mortgage Trust
Series 2005-CD1, Class AM (USD), 5.39%, 07/15/2044 (b)	10,000	10,983
Series 2013-GC11, Class AS (USD), 3.42%, 04/10/2046	105,000	108,144
Series 2006-C5, Class AM (USD), 5.46%, 10/15/2049	10,000	11,392
Series 2007-C6, Class AM (USD), 5.88%, 12/10/2049 (b)	20,000	22,759
Commercial Mortgage Pass Through Certificates,
Series 2007-C9, Class AM (USD), 5.65%, 12/10/2049 (b)	20,000	23,335
Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7, Class AM (USD), 6.06%, 07/10/2038 (b)	25,000	28,294
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class ASB (USD), 6.00%, 06/15/2049 (b)	38,495	41,950
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C7, Class AS (USD), 3.21%, 02/15/2046	10,000	10,247
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C29, Class AM (USD), 5.34%, 11/15/2048	10,000	11,363
		583,092
Total Commercial Mortgage-Backed Securities		583,092
RESIDENTIAL MORTGAGE-BACKED SECURITIES (2.0%)
UNITED STATES (2.0%)
BCAP LLC Trust
Series 2009-RR2, Class A1 (USD), 2.81%, 01/21/2038 (a)(b)	$75,222	$75,966
Series 2009-RR4, Class 3A1 (USD), 2.16%, 04/26/2037 (a)(b)	27,776	27,480
Series 2009-RR6, Class 3A1 (USD), 2.84%, 12/26/2037 (a)(b)	44,849	44,523
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 15A1 (USD), 6.00%, 05/27/2036 (a)	31,916	32,468
Series 2009-2R, Class 2A5 (USD), 2.47%, 06/26/2037 (a)(b)	32,159	32,098
Series 2009-3R, Class 28A1 (USD), 2.98%, 08/27/2037 (a)(b)	14,434	14,357
Series 2009-3R, Class 30A1 (USD), 4.68%, 07/27/2037 (a)(b)	36,379	36,628
Series 2009-8R, Class 5A1 (USD), 5.62%, 05/26/2037 (a)(b)	61,658	65,130
JP Morgan Re-Remic
Series 2009-7, Class 14A1 (USD), 2.53%, 07/27/2037 (a)(b)	41,092	40,501
Series 2009-7, Class 17A1 (USD), 5.87%, 07/27/2037 (a)(b)	49,925	51,246
Series 2009-7, Class 1A1 (USD), 2.87%, 08/27/2037 (a)(b)	32,999	33,166
Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/2037 (a)(b)	50,392	52,165
Series 2009-8, Class A1 (USD), 5.85%, 04/20/2036 (a)(b)	39,855	40,875
		546,603
Total Residential Mortgage-Backed Securities		546,603
CORPORATE BONDS (36.6%)
AUSTRALIA (0.4%)
Commercial Banks (0.4%)
Commonwealth Bank of Australia (USD), 3.25%, 03/17/2016 (a)	100,000	106,900
AUSTRIA (0.5%)
Diversified Telecommunication Services (0.5%)
Telekom Finanzmanagement GmbH (EUR), 6.38%, 01/29/2016 (a)	100,000	149,389
BELGIUM (0.3%)
Beverages (0.3%)
Anheuser-Busch InBev NV (EUR), EMTN, 4.00%, 04/26/2018 (a)	50,000	74,898
BRAZIL (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
Petrobras International Finance Co. – Pifco (USD), 7.88%, 03/15/2019	50,000	62,174

See accompanying notes to financial statements.

Semi-Annual Report 2013

44

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
CANADA (0.2%)
Commercial Banks (0.2%)
Toronto-Dominion Bank (USD), MTN, 1.40%, 04/30/2018	$60,000	$60,353
CAYMAN ISLANDS (1.2%)
Investment Companies (0.8%)
IPIC GMTN Ltd. (USD), MTN, 1.75%, 11/30/2015 (a)	200,000	202,250
Iron/Steel (0.4%)
Vale Overseas Ltd. (USD), 6.25%, 01/23/2017	100,000	115,175
		317,425
FRANCE (5.4%)
Commercial Banks (3.0%)
BPCE SA (EUR), EMTN, 1.75%, 03/14/2016	100,000	134,097
Societe Generale SA
(EUR), EMTN, 3.75%, 03/01/2017 (a)	100,000	143,777
(USD), 2.75%, 10/12/2017	250,000	259,572
Societe Generale SFH
(EUR), EMTN, 3.25%, 06/06/2016 (a)	100,000	142,584
(EUR), EMTN, 2.88%, 03/14/2019	100,000	145,062
		825,092
Electric Utilities (0.9%)
Electricite de France SA (USD), 5.25%, 01/29/2023 (a)(b)(c)	100,000	100,587
GDF Suez (EUR), EMTN, 2.25%, 06/01/2018 (a)	100,000	138,195
		238,782
Food & Staples (0.5%)
Casino Guichard Perrachon SA (EUR), EMTN, 3.16%, 08/06/2019 (a)	100,000	140,697
Government Agency (0.5%)
Agence Francaise de Developpement (EUR), 4.62%, 07/20/2016 (b)(c)	100,000	130,049
Insurance (0.5%)
AXA SA (EUR), EMTN, 5.13%, 07/04/2043 (a)(b)	100,000	138,021
		1,472,641
GERMANY (0.5%)
Insurance (0.5%)
Allianz SE (EUR), 5.63%, 10/17/2042 (a)(b)	100,000	151,881
ISRAEL (0.5%)
Pharmaceutical (0.5%)
Teva Pharmaceutical Finance IV BV (EUR), EMTN, 2.88%, 04/15/2019 (a)	100,000	141,653
JAPAN (0.2%)
Diversified Financial Services (0.2%)
Nomura Holdings, Inc. (USD), MTN, 2.00%, 09/13/2016	68,000	68,357
LUXEMBOURG (0.6%)
Diversified Telecommunication Services (0.5%)
SES SA (EUR), EMTN, 4.63%, 03/09/2020 (a)	$80,000	$124,166
Miscellaneous Manufacturing (0.1%)
Pentair Finance SA (USD), 1.88%, 09/15/2017	38,000	38,154
		162,320
NETHERLANDS (3.6%)
Auto Manufacturers (0.5%)
Volkswagen International Finance (EUR), 2.00%, 01/14/2020	100,000	134,790
Commercial Banks (1.6%)
ABN Amro Bank (USD), 4.25%, 02/02/2017 (a)	200,000	219,738
ING Bank NV
(EUR), EMTN, 1.88%, 02/27/2018	100,000	133,381
(EUR), EMTN, 6.13%, 05/29/2023 (b)	50,000	71,774
		424,893
Diversified Financial Services (0.5%)
LeasePlan Corp. (EUR), EMTN, 4.13%, 01/13/2015	100,000	138,533
Diversified Telecommunication Services (0.5%)
Koninklijke KPN (EUR), EMTN, 4.25%, 03/01/2022 (a)	100,000	145,848
Oil, Gas & Consumable Fuels (0.5%)
Shell International Finance BV (USD), 2.25%, 01/06/2023	140,000	139,212
		983,276
REPUBLIC OF IRELAND (1.0%)
Diversified Financial Services (0.5%)
GE Capital UK Funding (GBP), EMTN, 4.38%, 07/31/2019 (a)	72,000	126,015
Insurance (0.5%)
Aquarius and Investments PLC for Zurich Insurance Co. Ltd. (EUR), EMTN, 4.25%, 10/02/2043 (a)(b)	100,000	137,676
		263,691
REPUBLIC OF SOUTH KOREA (0.7%)
Commercial Banks (0.7%)
Korea Development Bank (USD), 1.00%, 01/22/2016	200,000	197,550
SPAIN (1.3%)
Commercial Banks (0.8%)
Caja de Ahorros y Monte de Piedad de Gipuzkoa y San Sebastian (EUR), 4.38%, 11/05/2014	150,000	205,100
Software (0.5%)
Amadeus Capital Markets SA (EUR), EMTN, 4.88%, 07/15/2016	100,000	144,683
		349,783

See accompanying notes to financial statements.

2013 Semi-Annual Report

45

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
SUPRANATIONAL (0.4%)
Supranational (0.4%)
Eurofima (AUD), MTN, 6.00%, 03/30/2022	$90,000	$102,293
SWEDEN (0.5%)
Commercial Banks (0.5%)
Skandinaviska Enskilda Banken AB (EUR), EMTN, 3.88%, 04/12/2017 (a)	100,000	145,645
UNITED KINGDOM (7.2%)
Commercial Banks (3.9%)
Abbey National Treasury Services PLC
(EUR), EMTN, 3.13%, 06/30/2015 (a)	100,000	135,903
(EUR), EMTN, 1.75%, 01/15/2018 (a)	100,000	133,063
Barclays Bank PLC (EUR), EMTN, 6.00%, 01/14/2021 (a)	50,000	76,971
Co-Operative Bank PLC (EUR), EMTN, 2.38%, 10/23/2015 (a)	100,000	128,733
Lloyds TSB Bank PLC
(EUR), EMTN, 4.63%, 02/02/2017 (a)	100,000	148,336
(EUR), EMTN, 4.13%, 04/06/2017	100,000	145,574
Royal Bank of Scotland Group PLC
(EUR), EMTN, 5.25%, 05/15/2013	100,000	131,793
(USD), 2.55%, 09/18/2015	54,000	55,623
Royal Bank of Scotland PLC (CAD), EMTN, 5.88%, 05/12/2016	106,000	113,588
		1,069,584
Diversified Financial Services (1.2%)
FCE Bank PLC (EUR), EMTN, 1.88%, 05/12/2016 (a)	120,000	160,274
Nationwide Building Society
(EUR), EMTN, 3.75%, 01/20/2015	50,000	69,033
(EUR), EMTN, 6.75%, 07/22/2020	60,000	93,290
		322,597
Electric Utilities (0.8%)
SSE PLC (USD), 5.63%, 10/01/2017 (a)(b)(c)	200,000	209,524
Food & Staples (0.5%)
Tesco PLC (EUR), EMTN, 5.88%, 09/12/2016	100,000	152,982
Insurance (0.3%)
Aviva PLC (EUR), EMTN, 6.88%, 05/22/2038 (b)	50,000	73,502
Oil, Gas & Consumable Fuels (0.5%)
BP Capital Markets PLC (EUR), EMTN, 2.18%, 02/16/2016 (a)	100,000	136,792
		1,964,981
UNITED STATES (11.9%)
Advertising (0.2%)
Interpublic Group of Cos., Inc. (USD), 3.75%, 02/15/2023	63,000	63,376
Chemicals (0.2%)
Dow Chemical Co. (USD), 4.38%, 11/15/2042	60,000	59,439
Commercial Banks (2.8%)
Bank of America Corp.
(USD), MTN, 2.00%, 01/11/2018	$170,000	$170,544
(USD), MTN, 3.30%, 01/11/2023	35,000	35,449
Capital One Financial Corp. (USD), 1.00%, 11/06/2015	80,000	79,781
Citigroup, Inc. (USD), 2.65%, 03/02/2015	120,000	123,557
Goldman Sachs Group, Inc. (USD), 1.48%, 04/30/2018 (b)	81,000	80,921
JPMorgan Chase & Co.
(USD), 1.80%, 01/25/2018	60,000	60,769
(USD), 3.20%, 01/25/2023	62,000	63,539
Morgan Stanley (EUR), MTN, 2.25%, 03/12/2018	120,000	160,507
		775,067
Computers & Peripherals (0.7%)
Apple, Inc.
(USD), 1.00%, 05/03/2018	108,000	107,602
(USD), 3.85%, 05/04/2043	71,595	71,178
		178,780
Diversified Financial Services (2.5%)
Blackstone Holdings Finance Co. LLC (USD), 6.63%, 08/15/2019 (a)	58,000	70,407
ERAC USA Finance LLC (USD), 6.20%, 11/01/2016 (a)	45,000	51,994
General Electric Capital Corp.
(USD), GMTN, 1.60%, 11/20/2017	115,000	116,427
(USD), MTN, 3.10%, 01/09/2023	90,000	91,317
HSBC Finance Corp. (USD), 6.68%, 01/15/2021	100,000	121,005
International Lease Finance Corp. (USD), 6.75%, 09/01/2016 (a)	70,000	79,625
National Rural Utilities Cooperative Finance Corp. (USD), 4.75%, 04/30/2043 (b)	65,000	66,300
Santander Holdings USA, Inc. (USD), 3.00%, 09/24/2015	20,000	20,697
Toyota Motor Credit Corp. (USD), 0.88%, 07/17/2015	67,000	67,446
		685,218
Diversified Telecommunication Services (0.3%)
Juniper Networks, Inc. (USD), 5.95%, 03/15/2041	15,000	17,124
SBA Tower Trust (USD), 2.93%, 12/15/2042 (a)	75,000	77,686
		94,810
Electric Utilities (0.4%)
American Electric Power Co., Inc. (USD), 1.65%, 12/15/2017	32,000	32,316
Georgia Power Co. (USD), 4.30%, 03/15/2043	33,000	34,526
Ipalco Enterprises, Inc. (USD), 5.00%, 05/01/2018	35,000	37,800
		104,642
Electronics (0.2%)
Jabil Circuit, Inc. (USD), 5.63%, 12/15/2020	40,000	42,900

See accompanying notes to financial statements.

Semi-Annual Report 2013

46

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Energy Equipment & Services (0.8%)
El Paso Pipeline Partners Operating Co. LLC
(USD), 5.00%, 10/01/2021	$30,000	$34,608
(USD), 4.70%, 11/01/2042	46,000	45,985
Energy Transfer Partners LP (USD), 5.20%, 02/01/2022	50,000	57,166
Enterprise Products Operating LLC (USD), 4.45%, 02/15/2043	42,000	42,536
Williams Cos., Inc. (USD), 3.70%, 01/15/2023	46,000	46,465
		226,760
Food & Staples (0.3%)
CVS Caremark Corp. (USD), 5.75%, 05/15/2041	75,000	92,165
Healthcare Products (0.3%)
Boston Scientific Corp. (USD), 6.00%, 01/15/2020	65,000	76,731
Healthcare Providers & Services (0.1%)
Humana, Inc. (USD), 6.30%, 08/01/2018	25,000	29,536
Information Technology Services (0.2%)
Affiliated Computer Services, Inc. (USD), 5.20%, 06/01/2015	50,000	53,545
Insurance (0.6%)
American International Group, Inc. (USD), 4.88%, 09/15/2016	55,000	61,228
Assurant, Inc. (USD), 4.00%, 03/15/2023	30,000	30,551
Liberty Mutual Group, Inc. (USD), 6.50%, 05/01/2042 (a)	50,000	58,820
		150,599
Media (0.5%)
CBS Corp. (USD), 8.88%, 05/15/2019	45,000	60,202
Comcast Corp. (USD), 4.50%, 01/15/2043	28,000	30,205
Time Warner Cable, Inc. (USD), 5.88%, 11/15/2040	35,000	38,977
		129,384
Metals & Mining (0.3%)
Barrick North America Finance LLC (USD), 4.40%, 05/30/2021	69,000	71,976
Oil & Gas Services (0.2%)
FMC Technologies, Inc. (USD), 3.45%, 10/01/2022	65,000	66,934
Oil, Gas & Consumable Fuels (0.1%)
Rowan Cos., Inc. (USD), 7.88%, 08/01/2019	20,000	25,152
Paper & Forest Products (0.4%)
Georgia-Pacific LLC (USD), 8.00%, 01/15/2024	30,000	42,240
International Paper Co. (USD), 7.95%, 06/15/2018	60,000	77,353
		119,593
Pharmaceutical (0.2%)
GlaxoSmithKline Capital, Inc. (USD), 4.20%, 03/18/2043	41,000	43,518
Real Estate (0.2%)
HCP, Inc. (USD), 3.75%, 02/01/2016	$50,000	$53,561
Retail (0.3%)
Wal-Mart Stores, Inc.
(USD), 2.55%, 04/11/2023	55,000	55,449
(USD), 4.00%, 04/11/2043	30,000	30,938
		86,387
Transportation (0.1%)
FedEx Corp. (USD), 4.10%, 04/15/2043	30,000	29,886
		3,259,959
Total Corporate Bonds		10,035,169
MUNICIPAL BONDS (1.1%)
UNITED STATES (1.1%)
California (0.3%)
Bay Area Toll Authority Revenue Bonds (Build America Bonds), Series S1 (USD), 6.79%, 04/01/2030	25,000	32,521
University of California General Obligation Unlimited Bonds, Series AD (USD), 4.86%, 05/15/2112	50,000	53,644
		86,165
Georgia (0.2%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds) (USD), 6.64%, 04/01/2057	55,000	66,054
Illinois (0.3%)
Chicago Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/2040	55,000	66,187
Ohio (0.3%)
JobsOhio Beverage System Revenue Bonds, Series B (USD), 4.53%, 01/01/2035	70,000	74,362
		292,768
Total Municipal Bonds		292,768
GOVERNMENT BONDS (39.1%)
AUSTRALIA (0.5%)
Australia Government Bond, Series 120 (AUD), 6.00%, 02/15/2017	115,000	133,695
AUSTRIA (0.6%)
Austria Government Bond, Series 976 (EUR), 6.25%, 07/15/2027	90,000	180,655
BELGIUM (2.2%)
Belgium Government Bond
Series 61 (EUR), 4.25%, 09/28/2021	150,000	239,747
Series 68 (EUR), 2.25%, 06/22/2023 (a)	270,000	365,441
		605,188

See accompanying notes to financial statements.

2013 Semi-Annual Report

47

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
CANADA (2.5%)
Canadian Government Bond (CAD), 4.00%, 06/01/2017	$350,000	$386,794
Series WL43 (CAD), 5.75%, 06/01/2029	210,000	310,680
		697,474
DENMARK (0.3%)
Denmark Government Bond (DKK), 4.50%, 11/15/2039	300,000	80,587
FINLAND (0.2%)
Finland Government Bond (EUR), 3.50%, 04/15/2021	30,000	46,636
FRANCE (1.0%)
France Government Bond OAT
(EUR), 5.50%, 04/25/2029	50,000	92,882
(EUR), 4.75%, 04/25/2035	90,000	159,097
(EUR), 4.00%, 10/25/2038	10,000	16,048
		268,027
GERMANY (0.9%)
Bundesobligation, Series 165 (EUR), 0.50%, 02/23/2018	50,000	66,393
Bundesrepublik Deutschland
Series 07 (EUR), 4.00%, 01/04/2018	100,000	154,440
Series 07 (EUR), 4.25%, 07/04/2039	10,000	19,038
		239,871
ITALY (4.2%)
Buoni Poliennali Del Tesoro
(EUR), 3.50%, 06/01/2018	360,000	489,321
(EUR), 5.00%, 03/01/2022	50,000	72,454
(EUR), 5.50%, 09/01/2022	180,000	268,010
(EUR), 4.50%, 03/01/2026	100,000	137,740
(EUR), 5.00%, 09/01/2040	130,000	179,091
		1,146,616
JAPAN (12.2%)
Japan Government 10 Year Bond
Series 275 (JPY), 1.40%, 12/20/2015	70,000,000	741,576
Series 297 (JPY), 1.40%, 12/20/2018	33,000,000	359,415
Series 299 (JPY), 1.30%, 03/20/2019	16,000,000	173,597
Japan Government 20 Year Bond, Series 112 (JPY), 2.10%, 06/20/2029	65,000,000	757,504
Japan Government 30 Year Bond
Series 10 (JPY), 1.10%, 03/20/2033	25,000,000	239,726
Series 30 (JPY), 2.30%, 03/20/2039	25,000,000	295,951
Japan Government 5 Year Bond
Series 81 (JPY), 0.80%, 03/20/2014	35,900,000	370,497
Series 105 (JPY), 0.20%, 06/20/2017	40,000,000	409,748
		3,348,014
NETHERLANDS (1.3%)
Netherlands Government Bond
(EUR), 3.25%, 07/15/2015 (a)	140,000	197,124
(EUR), 4.50%, 07/15/2017 (a)	60,000	92,354
(EUR), 2.25%, 07/15/2022 (a)	$40,000	$56,648
		346,126
POLAND (0.4%)
Poland Government Bond, Series 0415 (PLN), 5.50%, 04/25/2015	310,000	103,482
REPUBLIC OF IRELAND (0.3%)
Ireland Government Bond (EUR), 4.40%, 06/18/2019	60,000	85,539
SINGAPORE (4.3%)
Singapore Government Bond (SGD), 3.63%, 07/01/2014	1,400,000	1,182,046
SUPRANATIONAL (1.5%)
Council of Europe Development Bank (AUD), MTN, 5.63%, 12/14/2015	100,000	109,445
European Investment Bank (EUR), EMTN, 4.75%, 10/15/2017	200,000	312,717
		422,162
SWEDEN (1.9%)
Sweden Government Bond
Series 1051 (SEK), 3.75%, 08/12/2017	1,000,000	171,793
Series 1054 (SEK), 3.50%, 06/01/2022	2,000,000	360,330
		532,123
UNITED KINGDOM (4.8%)
United Kingdom Treasury Gilt
(GBP), 2.75%, 01/22/2015	190,000	307,948
(GBP), 4.75%, 09/07/2015	50,000	85,895
(GBP), 5.00%, 03/07/2018	48,000	89,949
(GBP), 4.00%, 03/07/2022	50,000	93,636
(GBP), 4.25%, 03/07/2036	130,000	250,953
(GBP), 4.25%, 09/07/2039	175,000	336,028
(GBP), 4.25%, 12/07/2049	75,000	145,827
		1,310,236
Total Government Bonds		10,728,477
U.S. AGENCIES (7.9%)
UNITED STATES (7.9%)
Federal Home Loan Mortgage Corp.
Pool # G13774 (USD), 5.50%, 12/01/2020	33,677	36,341
Series 4057, Class VB (USD), 3.50%, 06/15/2025	28,458	31,954
Series 4073, Class VQ (USD), 4.00%, 06/15/2025	19,096	21,674
Series 4097, Class VA (USD), 3.50%, 08/15/2025	23,975	26,978
Series 4097, Class VT (USD), 3.50%, 08/15/2025	23,975	26,760
Series 4103, Class DV (USD), 3.00%, 11/15/2025	24,084	25,905
Pool # G14583 (USD), 3.00%, 10/01/2027	14,385	15,400
Pool # J22877 (USD), 2.50%, 03/01/2028	19,893	20,848

See accompanying notes to financial statements.

Semi-Annual Report 2013

48

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Pool # C91293 (USD), 5.00%, 03/01/2030	$20,932	$22,471
Series 4097, Class GT (USD), 3.00%, 10/15/2031	29,053	31,097
Pool # C91442 (USD), 3.50%, 04/01/2032	21,249	22,890
Pool # C91482 (USD), 3.50%, 07/01/2032	28,303	30,427
Series 301, Class 400 (USD), 4.00%, 01/15/2033	24,771	27,401
Series 4134, Class WA (USD), 3.50%, 04/15/2038	29,656	32,435
Series 3864, Class AB (USD), 4.00%, 06/15/2039	18,343	19,711
Series 4077, Class MP (USD), 4.00%, 08/15/2040	14,388	15,948
Pool # A94066 (USD), 4.50%, 09/01/2040	28,709	31,570
Pool # A95803 (USD), 4.00%, 12/01/2040	41,406	45,554
Pool # Q02410 (USD), 5.00%, 07/01/2041	13,920	15,943
Pool # Q04603 (USD), 4.00%, 11/01/2041	32,945	35,420
Pool # G06895 (USD), 4.50%, 11/01/2041	22,952	25,151
Series 4139, Class PA (USD), 2.50%, 11/15/2041	24,486	25,669
Pool # Q08305 (USD), 3.50%, 05/01/2042	47,585	51,112
Pool # Q09082 (USD), 3.50%, 06/01/2042	34,220	36,756
Series 4135, Class AD (USD), 2.00%, 06/15/2042	24,648	25,220
Pool # Q10154 (USD), 3.50%, 08/01/2042	24,267	25,959
Pool # Q11164 (USD), 4.00%, 09/01/2042	19,778	21,670
Pool # Q13235 (USD), 3.00%, 11/01/2042	49,574	51,745
Pool # Q13160 (USD), 3.50%, 11/01/2042	49,315	52,939
Pool # G07240 (USD), 3.00%, 12/01/2042	24,731	25,845
Federal National Mortgage Association
Series 2012-86, Class VC (USD), 3.50%, 08/25/2025	14,304	15,927
Series 2012-93, Class VK (USD), 3.50%, 09/25/2025	28,765	32,034
Pool # AK6972 (USD), 3.50%, 03/01/2027	34,523	37,315
Pool # AL1862 (USD), 3.00%, 04/01/2027	22,848	24,380
Pool # AO3007 (USD), 3.50%, 05/01/2027	24,197	25,945
Pool # AP5191 (USD), 3.00%, 09/01/2027	28,647	30,587
Pool # AB9002 (USD), 2.50%, 04/01/2028	19,916	20,870
Series 2012-84, Class QG (USD), 3.00%, 09/25/2031	14,373	15,261
Series 2012-120, Class AH (USD), 2.50%, 02/25/2032	24,450	25,445
Pool # AB5959 (USD), 3.00%, 08/01/2032	19,256	20,341
Pool # AP2109 (USD), 4.00%, 08/01/2032	14,650	16,139
Pool # AB6959 (USD), 3.00%, 11/01/2032	24,564	25,948
Series 2013-31, Class ET (USD), 4.00%, 01/25/2033	19,935	22,208
Series 2013-20, Class DL (USD), 4.00%, 03/25/2033	19,871	22,164
Series 2013-20, Class MC (USD), 4.00%, 03/25/2033	19,868	21,995
Series 2013-31, Class NL (USD), 4.00%, 04/25/2033	19,938	22,063
Series 2013-43, Class MB (USD), 3.50%, 05/25/2033	20,000	21,788
Pool # 891386 (USD), 5.50%, 10/01/2035	41,059	44,912
Pool # 888367 (USD), 7.00%, 03/01/2037	12,230	13,489
Pool # 889050 (USD), 6.00%, 05/01/2037	15,395	17,166
Pool # AL2627 (USD), 5.00%, 07/01/2037	19,482	21,229
Pool # 966202 (USD), 6.00%, 12/01/2037	36,130	39,539
Pool # 995049 (USD), 5.50%, 02/01/2038	13,630	14,909
Pool # 929187 (USD), 5.50%, 03/01/2038	26,885	29,769
Pool # 890149 (USD), 6.50%, 10/01/2038	20,293	22,669
Pool # 995228 (USD), 6.50%, 11/01/2038	34,029	38,153
Pool # 890101 (USD), 6.00%, 02/01/2039	8,703	9,725
Pool # AD0206 (USD), 5.50%, 09/01/2039	27,004	30,687
Pool # AE8388 (USD), 4.50%, 11/01/2040	25,856	28,904
Series 2012-67, Class KA (USD), 3.50%, 05/25/2041	28,831	32,093
Pool # AI5595 (USD), 5.00%, 07/01/2041	$42,965	$47,354
Pool # 890362 (USD), 4.50%, 08/01/2041	29,308	32,928
Pool # AJ1422 (USD), 5.00%, 09/01/2041	49,491	54,454
Series 2012-38, Class PA (USD), 2.00%, 09/25/2041	42,299	43,209
Pool # AL0933 (USD), 5.00%, 10/01/2041	25,164	27,828
Pool # AK2818 (USD), 4.50%, 01/01/2042	15,836	17,376
Pool # AK3774 (USD), 4.00%, 03/01/2042	23,466	25,583
Pool # AO9937 (USD), 4.50%, 07/01/2042	9,311	10,295
Series 2013-15, Class EP (USD), 3.50%, 08/25/2042	29,805	32,762
Pool # AP3966 (USD), 3.50%, 09/01/2042	19,736	21,159
Series 2013-12, Class UA (USD), 2.50%, 09/25/2042	29,748	30,959
Pool # AI9139 (USD), 3.00%, 11/01/2042	19,794	20,748
Pool # AB6935 (USD), 3.50%, 11/01/2042	19,559	21,128
Pool # AQ6196 (USD), 3.50%, 11/01/2042	14,883	15,956
Pool # AI9145 (USD), 3.00%, 12/01/2042	54,159	56,770
Series 2013-2, Class NP (USD), 2.00%, 02/25/2043	24,718	25,207
Pool # MA1373 (USD), 3.50%, 03/01/2043	24,921	26,695
Series 2013-22, Class JP (USD), 3.50%, 03/25/2043	19,800	21,378
Government National Mortgage Association, Pool # 783356 (USD), 6.00%, 06/20/2041	21,717	24,575
		2,178,811
Total U.S. Agencies		2,178,811
U.S. TREASURIES (6.9%)
UNITED STATES (6.9%)
U.S. Treasury Bond (USD), 2.75%, 11/15/2042	420,000	407,400
U.S. Treasury Notes
(USD), 0.25%, 03/31/2015	40,000	40,031
(USD), 0.25%, 04/15/2016	604,000	602,962
(USD), 0.63%, 04/30/2018	505,000	503,698
(USD), 2.00%, 02/15/2023	318,500	327,806
		1,881,897
Total U.S. Treasuries		1,881,897
REPURCHASE AGREEMENT (0.5%)
UNITED STATES (0.5%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, repurchase price $138,000, collateralized by U.S. Treasury Note, maturing 02/28/2018; total market value of $141,050	138,000	138,000
Total Repurchase Agreement		138,000
Total Investments (Cost $25,731,403) (d)—96.8%		26,558,132

Other assets in excess of liabilities—3.2%		881,639
Net Assets—100.0%		$27,439,771

See accompanying notes to financial statements.

2013 Semi-Annual Report

49

Statement of Investments (concluded)

April 30, 2013 (Unaudited)

Aberdeen Global Fixed Income Fund

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2013.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EMTN	Euro Medium Term Note
EUR	Euro Currency
GBP	British Pound Sterling
GMTN	Global Medium Term Note
JPY	Japanese Yen
KRW	South Korean Won
MTN	Medium Term Note
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

Semi-Annual Report 2013

50

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Global Fixed Income Fund

At April 30, 2013, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
German Euro BOBL Futures	JPMorgan Chase	6	06/06/2013	$6,708
German Euro Bond Futures	JPMorgan Chase	8	06/06/2013	8,879
German Euro Schatz Futures	JPMorgan Chase	(7)	06/06/2013	(748)
Canadian Government 10 Year Bond Futures	JPMorgan Chase	(6)	06/19/2013	(25,629)
Japan Government 10 Year Bond Mini Futures	JPMorgan Chase	7	06/10/2013	(1,459)
United States Treasury Note 6%-2 year	JPMorgan Chase	(2)	06/28/2013	(378)
United States Treasury Note 6%-10 year	JPMorgan Chase	9	06/19/2013	17,216
United States Treasury Note 6%-10 year	JPMorgan Chase	(1)	06/19/2013	(267)
United States Treasury Bond 6%-Ultra Long	JPMorgan Chase	(5)	06/19/2013	(20,110)
				$(15,788)

At April 30, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar 07/19/2013	Barclays Bank	AUD	322,000	USD	331,069	$332,002	$933
British Pound/United States Dollar 07/19/2013	Deutsche Bank	GBP	25,000	USD	38,104	38,833	729
Canadian Dollar/United States Dollar 07/19/2013	Barclays Bank	CAD	236,000	USD	229,785	233,877	4,092
Czech Koruna/United States Dollar 07/19/2013	Goldman Sachs	CZK	660,000	USD	33,546	33,726	180
Danish Krone/United States Dollar 07/19/2013	Goldman Sachs	DKK	129,000	USD	22,743	22,807	64
Euro Currency/United States Dollar 07/19/2013	Barclays Bank	EUR	54,000	USD	70,703	71,155	452
07/19/2013	Royal Bank of Scotland	EUR	150,000	USD	196,403	197,653	1,250
Japanese Yen/United States Dollar 07/19/2013	Barclays Bank	JPY	1,890,000	USD	19,024	19,388	364
07/19/2013	Morgan Stanley	JPY	121,971,000	USD	1,246,932	1,251,192	4,260
Malaysian Ringgit/United States Dollar 06/04/2013	JPMorgan Chase	MYR	190,000	USD	60,939	62,301	1,362
Mexican Peso/United States Dollar 07/19/2013	Morgan Stanley	MXN	4,705,000	USD	383,131	385,304	2,173
Norwegian Krone/United States Dollar 07/19/2013	Morgan Stanley	NOK	4,980,000	USD	863,622	860,986	(2,636)
South African Rand/United States Dollar 07/19/2013	UBS	ZAR	631,000	USD	68,050	69,587	1,537
South Korean Won/United States Dollar 06/04/2013	JPMorgan Chase	KRW	383,000,000	USD	349,436	347,363	(2,073)
Swedish Krona/United States Dollar 07/19/2013	Barclays Bank	SEK	116,000	USD	17,478	17,867	389
						$3,944,041	$13,076

See accompanying notes to financial statements.

2013 Semi-Annual Report

51

Statement of Investments (concluded)

April 30, 2013 (Unaudited)

Aberdeen Global Fixed Income Fund

Sale Contracts Settlement Date	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound 07/19/2013	Goldman Sachs	USD	13,721	GBP	9,000	$13,980	$(259)
07/19/2013	UBS	USD	31,056	GBP	20,000	31,067	(11)
United States Dollar/Euro Currency 07/19/2013	Barclays Bank	USD	39,280	EUR	30,000	39,531	(251)
07/19/2013	Goldman Sachs	USD	1,277,080	EUR	972,000	1,280,791	(3,711)
07/19/2013	UBS	USD	58,803	EUR	45,000	59,296	(493)
United States Dollar/Japanese Yen 07/19/2013	UBS	USD	32,721	JPY	3,200,000	32,826	(105)
United States Dollar/New Zealand Dollar 07/19/2013	UBS	USD	240,496	NZD	286,000	244,061	(3,565)
United States Dollar/Polish Zloty 07/19/2013	UBS	USD	41,240	PLN	130,000	40,928	312
United States Dollar/Singapore Dollar 07/19/2013	UBS	USD	1,070,043	SGD	1,321,000	1,072,188	(2,145)
United States Dollar/South Korean Won 06/04/2013	JPMorgan Chase	USD	66,387	KRW	72,560,000	65,809	578
United States Dollar/Swedish Krona 07/19/2013	UBS	USD	1,185,712	SEK	7,656,000	1,179,208	6,504
United States Dollar/Swiss Franc 07/19/2013	Goldman Sachs	USD	45,445	CHF	42,000	45,207	238
						$4,104,892	$(2,908)

At April 30, 2013, the Fund’s open forward foreign cross currency contracts were as follows:

Purchase/Sale Settlement Date	Counterparty	Amount Purchased		Amount Sold		Contract Value	Fair Value	Unrealized Depreciation
Australian Dollar/Euro Currency 07/19/2013	Barclays Bank	AUD	267,000	EUR	209,837	$275,343	$274,138	$(1,205)
Australian Dollar/New Zealand Dollar 07/19/2013	Deutsche Bank	AUD	267,000	NZD	322,643	273,875	273,838	(37)
							$547,976	$(1,242)

See accompanying notes to financial statements.

Semi-Annual Report 2013

52

Aberdeen Tax-Free Income Fund (Unaudited)

The Aberdeen Tax-Free Income Fund (Class A shares at net asset value net of fees) returned 1.17% for the six-month period ended April 30, 2013, versus the 1.78% return of its benchmark, the Barclays Capital Municipal Bond Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of General Municipal Debt Funds (consisting of 264 funds) was 1.94% for the period.

The municipal bond market during the reporting period was relatively stable, with yields and municipal/Treasury ratios trading in a narrow range. Ten-year AAA-rated municipal yields started the period at 1.72% and ended at 1.69%. Likewise, the yield ratio relative to comparable-duration1 U.S. Treasuries was unchanged at slightly over 100%. While absolute yields appear to be very low, on a relative basis municipals are inexpensive, as the long-term ratio is closer to 90%.

The November elections kept the Democrats in the White House in a close popular vote but the balance of power in Congress was marginally changed. There were also several high-profile ballot initiatives around the country largely centered on state and local tax rates. For example, California voters approved a seven-year income tax increase on high-income households and a four-year sales tax increase. The state income tax rate for the highest wage earners is now 13.3% and is expected to raise $6 billion annually.

After the elections, the focus changed to the “fiscal cliff” – the looming increase in tax rates and mandated government spending cuts to be imposed December 31, 2012. With little time to spare, a deal was struck in Washington in which the Bush administration’s tax cuts were allowed to expire for higher-income households, in addition to the Social Security payroll tax holiday for all individuals, and spending cuts were delayed until later in the quarter. Ultimately, the “sequester” was implemented, with spending reduced across almost all levels of government. Between the decreased spending and higher tax rates, we believe that the economy will feel a drag as the year progresses.

The 2012 calendar year closed with the weakest December performance since 2010. One of the contributors to the underperformance was the rush by investors to realize gains ahead of anticipated higher taxes. With the dealer community looking to maintain light inventory at year-end, buyers were scarce and the market ended the year on a weak note. Investors have also shown caution regarding the possibility of implementation of a cap on the tax exemption of municipal interest for higher-income earners. While there has been mixed levels of support in Washington for the cap, we presently view the probability of its passage as relatively low.

The Fund’s exposure to higher-quality issues, specifically prerefunded bonds,2 detracted from performance for the reporting period. Given the low-rate environment and the large amount of municipal refinancings being completed, reducing this exposure aggressively in a tax-efficient manner has been a challenge. We also sought to reduce the Fund’s interest rate risk as we decreased its positions in long-dated zero coupon bonds. Fund performance for the period was enhanced by holdings in the industrials, healthcare, and transportation sectors.

During the semiannual period, we sought to reduce the Fund’s exposure to local general obligations and increased the allocation to the industrials sector. In our view, local governments will continue to feel pressures from reduced state assistance and pension funding challenges. While some legislative bodies have been able to enact tax rate increases, we believe that others will still be faced with difficult budgetary decisions.

Going forward, we believe that the municipal market technicals should remain strong, with supply below historical norms and an abundance of cash available. With growth remaining sluggish and the Federal Reserve maintaining its monetary easing stance, we feel that interest rates may remain range-bound for the remainder of the year. From a credit perspective, we believe that the local issuers with taxing authority likely will face challenges given the taxpayers’ fatigue with rate increases and fewer levers to pull to resolve difficult budgets. Puerto Rico’s new governor, for example, is attempting to reform the commonwealth’s drastically underfunded, in our view, pension. We feel that the success of these efforts could dictate whether the territory’s credit remains investment grade and could give rise to volatility in the market given the widespread holdings of Puerto Rico paper. (The Fund does not hold any Puerto Rico general obligation bonds.) In our opinion, bankruptcies headlines also may continue, albeit at an infrequent pace. The path of issuers through the restructuring process will be closely monitored given the little historical precedent. We feel that our bottom-up security selection process in this environment will prove to be vital to maintaining strong performance. We believe the Fund is positioned to withstand volatile markets, as well as to take advantage of investment opportunities.

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

1	Duration is an estimate of bond price sensitivity to changes in interest rates. Effective duration takes into consideration the optionality of each bond in the duration calculation. The higher the duration, the greater the change (i.e., high risk) in relation to interest-rate movements.
2	A bond whose principal is held in an escrow account, generally invested in U.S. Treasury securities or something else risk-free, until such time as the bond matures.

2013 Semi-Annual Report

53

Aberdeen Tax-Free Income Fund (Unaudited)

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund may invest in derivatives which can be volatile and may affect fund performance.

Please read the prospectus for more detailed information regarding these risks.

Semi-Annual Report 2013

54

Aberdeen Tax-Free Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2013)		Six Months†		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	1.17%		4.48%	5.23%	4.26%
	w/SC2	(3.11%	)	0.07%	4.31%	3.81%
Class C3,4	w/o SC	0.80%		3.70%	4.50%	3.51%
	w/SC5	(0.19%	)	2.70%	4.50%	3.51%
Class R6	w/o SC	1.30%		4.74%	5.54%	4.53%
Institutional Service Class[6]	w/o SC	1.29%		4.73%	5.53%	4.53%
Institutional Class[6,7]	w/o SC	1.40%		4.84%	5.56%	4.54%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	Returns through September 4, 2003 incorporate the performance of the Predecessor Fund’s Class Y shares. This performance is substantially similar to what Class C shares would have produced because both classes invest in the same portfolio of securities. Returns for the Class C shares would only differ to the extent of the differences in expenses of the classes.
4	A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
5	A 1.00% CDSC was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges. Returns before the first offering of the Class R, Institutional Class and Institutional Service Class shares (February 25, 2013) are based on the previous performance of Class D shares. This performance is substantially similar to what the Class R, Institutional Service Class, and Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Class R, Institutional Service Class, and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
7	Effective February 25, 2013, all Class D shares of the Aberdeen Tax-Free Income Fund were converted into Institutional Class shares of the Fund.

2013 Semi-Annual Report

55

Aberdeen Tax-Free Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Tax-Free Income Fund, the Barclays Capital Municipal Bond Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2012. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital Municipal Bond Index covers the USD-denominated long-term tax exempt bond market covering four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Asset Allocation
Municipal Bonds	97.7%
Repurchase Agreement	1.1%
Other assets in excess of liabilities	1.2%
100.0%

Top Holdings*
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B 07/01/2027	6.2%
Pennsylvania Turnpike Commission Revenue Bonds, Series A 07/15/2029	4.4%
State of Texas General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund) 04/01/2020	2.6%
Fort Bend Independent School District General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity 02/15/2018	2.4%
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A 07/01/2039	2.4%
Indiana Toll Road Commission Revenue Bonds, Prerefunded/Escrowed to Maturity 01/01/2015	2.4%
University of California Revenue Bonds, Series Q 05/15/2029	2.4%
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D 10/01/2018	2.2%
State of Washington General Obligation Unlimited Bonds, Series R-2010A 01/01/2022	2.1%
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB 09/01/2024	2.1%
Other	70.8%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Top States
Texas	23.6%
California	14.9%
Washington	7.5%
New York	6.1%
Georgia	5.5%
Pennsylvania	5.3%
Massachusetts	5.3%
Florida	3.9%
New Jersey	3.6%
Louisiana	2.7%
Other	21.6%
100.0%

Semi-Annual Report 2013

56

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
MUNICIPAL BONDS (97.7%)
Alaska (1.1%)
City of Valdez Revenue Bonds Pipelines Project, Series B, 5.00%, 01/01/2021	$1,000,000	$1,214,460
Arizona (1.9%)
City of Tempe General Obligation Unlimited Bonds, 5.00%, 07/01/2022	1,900,000	2,131,458
California (14.9%)
Brea Redevelopment Agency Tax Allocation Refunding Bonds, Series A, 0.00%, 08/01/2025 (a)	1,000,000	565,600
California Educational Facilities Authority Revenue Bonds (California Institute of Technology), 5.00%, 11/01/2039	1,000,000	1,111,610
Centinela Valley Union High School District General Obligation Unlimited Bonds, Series A, 0.00%, 08/01/2034 (a)	2,750,000	732,105
Chula Vista Industrial Development Revenue (San Diego Gas & Electric), Series A, 1.65%, 07/01/2018	500,000	508,160
Cypress School District General Obligation Unlimited Bonds, Series B-1, 0.00%, 08/01/2031 (a)	1,740,000	715,575
Los Angeles Community College District General Obligation Unlimited Bonds, Series A, 5.50%, 08/01/2025	1,000,000	1,222,210
Los Angeles County Sanitation Districts Financing Authority Revenue Bonds (Capital Project, Partially Prerefunded), Series A, 5.00%, 10/01/2022	1,300,000	1,322,620
M-S-R Energy Authority Gas Revenue Bonds, Series B, 6.13%, 11/01/2029	500,000	624,635
M-S-R Energy Authority Revenue Bonds, Series A, 6.50%, 11/01/2039	500,000	683,770
Magnolia School District General Obligation Unlimited Bonds, 0.00%, 08/01/2036 (a)	2,500,000	828,175
Rancho Cucamonga Redevelopment Agency Tax Allocation Bonds (Rancho Redevelopment Project), 5.38%, 09/01/2025	500,000	500,355
San Francisco City & County Public Utilities Commission Revenue Bonds, Series F, 5.00%, 11/01/2024	300,000	363,744
Santa Clara Unified School District General Obligation Unlimited Bonds, 5.00%, 07/01/2026	465,000	535,568
State of California General Obligation Unlimited Bonds Series A, 5.00%, 07/01/2022	1,100,000	1,228,898
5.00%, 03/01/2026	2,000,000	2,208,880
Turlock Irrigation District Revenue Bonds, 5.00%, 01/01/2029	1,000,000	1,125,010
University of California Revenue Bonds, Series Q, 5.25%, 05/15/2029	2,320,000	2,685,052
		16,961,967
Colorado (0.9%)
Colorado Health Facilities Authority Revenue Bonds (Evangelical Lutheran Good Samaritan Society), 5.00%, 12/01/2042	$1,000,000	$1,061,380
Connecticut (2.0%)
City of Hartford General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity, Series A
5.00%, 08/15/2015	100,000	110,638
5.00%, 08/15/2016	1,870,000	2,146,984
		2,257,622
Florida (3.9%)
Citizens Property Insurance Corp. Revenue Bonds, Series A-1, 5.00%, 06/01/2015	1,000,000	1,088,320
City of Tampa Revenue Bonds (Baycare Health Care System), Series A, 4.00%, 11/15/2033	1,000,000	1,024,390
CityPlace Community Development District, Special Assessment & Revenue Refunding Bonds, 5.00%, 05/01/2019	1,000,000	1,145,020
Escambia County, Solid Waste Disposal Revenue Bonds (Gulf Power Company Project), 1.35%, 04/01/2039 (b)	$1,165,000	$1,169,299
		4,427,029
Georgia (5.5%)
Appling County Development Authority Revenue Bonds (Oglethorpe Power Corporation Project), Series A, 2.40%, 01/01/2038 (b)	1,000,000	1,012,110
Burke County Development Authority Revenue Bonds (Georgia Power Company Plant Vogtle Project), 1.75%, 12/01/2049 (b)	1,000,000	1,022,620
Cherokee County General Obligation Unlimited Bonds, 5.00%, 04/01/2021	500,000	619,700
Forsyth County General Obligation Unlimited Bonds, Series A, 5.00%, 03/01/2028	100,000	117,143
Georgia Local Government Certificate of Participation (Grantor Trust), Series A, 4.75%, 06/01/2028	936,000	973,899
Municipal Electric Authority of Georgia Revenue Bonds Prerefunded, Series V, 6.60%, 01/01/2018	45,000	47,924
Prerefunded/Escrowed to Maturity, Series V, 6.60%, 01/01/2018	465,000	547,607
Unrefunded, Series V, 6.60%, 01/01/2018	1,805,000	1,962,793
		6,303,796
Illinois (1.5%)
Illinois Finance Authority Revenue Bonds (Carle Foundation), Series A, 6.00%, 08/15/2041	500,000	570,640
Illinois State Toll Highway Authority Revenue Bonds, Prerefunded, Sr. Priority, Series A-2, 5.00%, 01/01/2027	1,000,000	1,142,650
		1,713,290

See accompanying notes to financial statements.

2013 Semi-Annual Report

57

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
Indiana (2.4%)
Indiana Toll Road Commission Revenue Bonds, Prerefunded/Escrowed to Maturity, 9.00%, 01/01/2015	$2,475,000	$2,715,174
Louisiana (2.7%)
East Baton Rouge Parish Sales Tax Revenue Bonds (Road & Street Improvement), 5.00%, 08/01/2024	540,000	641,261
Saint Charles Parish Revenue Bonds (Valero Energy Corp.), 4.00%, 12/01/2040 (b)	1,250,000	1,377,912
Saint John The Baptist Parish Revenue Bonds (Marathon Oil), Series A, 5.13%, 06/01/2037	1,000,000	1,067,100
		3,086,273
Massachusetts (5.3%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D
5.50%, 10/01/2016	1,000,000	1,167,780
5.50%, 10/01/2018	2,000,000	2,483,620
5.50%, 08/01/2019	1,000,000	1,265,500
Massachusetts Development Finance Agency Revenue Bonds (Boston Medical Center), Series C, 5.00%, 07/01/2017	1,000,000	1,133,730
		6,050,630
Michigan (0.9%)
Grand Rapids Building Authority Revenue Bonds, 5.00%, 08/01/2020	900,000	1,042,263
Minnesota (0.5%)
University of Minnesota Revenue Bonds, Series A, 5.25%, 04/01/2029	500,000	601,285
Mississippi (1.0%)
Mississippi Development Bank Revenue Bonds (Jackson Public School District), 5.50%, 04/01/2022	1,000,000	1,159,880
Nebraska (0.7%)
Central Plains Energy Project, Gas Project Revenue Bonds (Project No.3), 5.00%, 09/01/2021	750,000	848,558
New Hampshire (2.0%)
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College), 5.25%, 06/01/2039	1,000,000	1,175,100
New Hampshire Health & Education Facilities Authority Revenue Bonds (University Systems), Series A, 5.00%, 07/01/2023	1,000,000	1,166,120
		2,341,220
New Jersey (3.6%)
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB, 5.25%, 09/01/2024	2,000,000	2,362,320
New Jersey State Turnpike Authority Revenue Bonds, Prerefunded/Escrowed to Maturity, Series C, 6.50%, 01/01/2016	$490,000	$529,842
New Jersey Transportation Trust Fund Authority Revenue Bonds (Transportation System), Series A, 5.75%, 06/15/2017	1,000,000	1,189,310
		4,081,472
New York (6.1%)
New York Local Government Assistance Corp. Revenue Bonds, Series E, 6.00%, 04/01/2014	330,000	347,289
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A, 5.00%, 07/01/2039	2,500,000	2,757,075
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/2023	1,160,000	1,515,122
Oneida County Industrial Development Agency Revenue Bonds (Hamilton College Civic Facilities), 5.00%, 09/15/2027	1,000,000	1,155,780
Tompkins County Industrial Development Agency Revenue Bonds (Cornell University Civic Facilities), Series A, 5.25%, 07/01/2030	1,000,000	1,186,460
		6,961,726
North Dakota (0.9%)
City of Grand Forks, Health Care System Revenue Bonds (Altru Health System Obligated Group), 4.50%, 12/01/2032	1,000,000	1,050,810
Ohio (1.3%)
Jobs Ohio Beverage System Revenue Bonds, Series A, 5.00%, 01/01/2018	500,000	588,855
Ohio Air Quality Development Authority Revenue Bonds, Prerefunded, Series A, 5.75%, 06/01/2033 (b)	800,000	891,384
		1,480,239
Pennsylvania (5.3%)
Pennsylvania Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania), Series A, 5.00%, 09/01/2019	800,000	985,792
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/2029	4,100,000	5,079,285
		6,065,077
Puerto Rico (0.8%)
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, Series C, 5.00%, 08/01/2022	750,000	887,048
South Carolina (0.4%)
University of South Carolina Revenue Bonds, Series A, 5.00%, 06/01/2030	350,000	405,034
Tennessee (0.5%)
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/2023	500,000	592,420

See accompanying notes to financial statements.

Semi-Annual Report 2013

58

Statement of Investments (concluded)

April 30, 2013 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
Texas (23.6%)
City of Houston General Obligation Limited Bonds (Public Improvement), Series A, 5.00%, 03/01/2030	$1,575,000	$1,801,958
City of Houston Revenue Bonds, Series A, 5.25%, 05/15/2020	1,500,000	1,575,105
Dallas Area Rapid Transit Revenue Bonds, 5.00%, 12/01/2036	1,250,000	1,391,200
Dallas/Fort Worth International Airport, Joint Revenue Refunding Bonds, Series B, 5.00%, 11/01/2020	1,000,000	1,217,150
Fort Bend Independent School District General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity, 5.00%, 02/15/2018	2,300,000	2,760,805
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	5,325,000	7,108,981
Lower Colorado River Authority Revenue Bonds, Prerefunded/Escrowed to Maturity, Series B, 6.00%, 01/01/2017	1,245,000	1,473,146
SA Energy Acquisition Public Facility Corp. Revenue Bonds (Gas Supply), 5.25%, 08/01/2016	500,000	555,450
State of Texas General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund), 5.00%, 04/01/2020	2,500,000	2,923,525
State of Texas General Obligation Unlimited Bonds (Water Financial Assistance), Series C, 5.25%, 08/01/2018	1,050,000	1,285,862
State of Texas Transportation Commission Revenue Bonds, 5.00%, 04/01/2027	1,500,000	1,719,615
Texas A&M University Revenue Bonds (Financing System), Series A, 5.00%, 05/15/2025	1,065,000	1,261,684
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/2026	500,000	634,165
University of North Texas Revenue Bonds (Financing System), Series A, 5.00%, 04/15/2028	1,000,000	1,173,620
		26,882,266
Washington (7.5%)
City of Seattle Municipal Light and Power Revenue Bonds
Prerefunded, (AGM), 4.50%, 08/01/2019	125,000	131,548
Unrefunded, (AGM), 4.50%, 08/01/2019	875,000	918,024
City of Seattle Water System Revenue Bonds, 5.00%, 02/01/2026	1,000,000	1,154,720
County of King General Obligation Limited Bonds, 5.00%, 01/01/2025	2,000,000	2,321,780
State of Washington General Obligation Unlimited Bonds
Series R-2010A, 5.00%, 01/01/2022	2,000,000	2,402,580
Prerefunded, Series D, 5.00%, 01/01/2024	$1,250,000	$1,401,687
Series C, 5.00%, 01/01/2026	200,000	231,786
		8,562,125
Wisconsin (0.5%)
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Aurora Health Care), Series A, 5.00%, 07/15/2028	500,000	556,805
Total Municipal Bonds		111,441,307
REPURCHASE AGREEMENT (1.1%)
UNITED STATES (1.1%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, repurchase price $1,321,001, collateralized by U.S. Treasury Note, maturing 10/31/2018; total market value of $1,348,800	1,321,000	1,321,000
Total Repurchase Agreement		1,321,000
Total Investments (Cost $100,290,341) (c)—98.8%		112,762,307

Other assets in excess of liabilities—1.2%		1,338,723
Net Assets—100.0%		$114,101,030

(a)	Issued with a zero coupon.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2013.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

Distribution of investments, as a percentage of securities at value, is as follows: (unaudited)

Industry	Percent	Value
General Obligation	24.9%	$28,114,252
Higher Education	13.2%	14,881,664
Transportation	11.0%	12,375,876
General	10.2%	11,517,105
Medical	10.1%	11,373,006
Development	6.8%	7,690,282
Power	5.4%	6,093,152
School District	4.9%	5,572,228
Water	3.9%	4,416,189
Education	3.1%	3,473,930
Utilities	2.5%	2,802,469
Pollution	1.7%	1,914,004
Airport	1.1%	1,217,150
Cash	1.2%	1,321,000
	100.0%	112,762,307

See accompanying notes to financial statements.

2013 Semi-Annual Report

59

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

The Aberdeen Ultra-Short Duration Bond Fund (Class A shares at net asset value net of fees) returned 0.14% for the six-month period ended April 30, 2013, versus the 0.15% return of its benchmark, the Bank of America Merrill Lynch 1-Year Treasury Bill Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Ultra-Short Obligation Funds (consisting of 99 funds) was 0.35% for the period.

The short-term fixed income market, as measured by the Bank of America Merrill Lynch 1-3 Year U.S. Corporate and Government Index,1 posted modest returns over the reporting period amid sustained investor risk appetite. There were increased fund flows into equities both domestically and overseas during the period despite the headwinds of the federal budget sequestration debate, the Cypriot bank issue, and relatively little progress on long-term resolution of the Eurozone sovereign debt crisis. Following a relatively steep decline in intermediate- and long-term yields (between five and 30 years) in April 2013, the U.S. Treasury yield curve was little changed over the semiannual period, with short- and intermediate-term rates falling just several basis points and the 30-year bond yield rising marginally. The credit markets both in the U.S. and abroad were heavily influenced by accommodative central bank policies during the period. The Federal Reserve (Fed) continued to purchase a combined $85 billion a month in government securities during the period, essentially soaking up all of the new issuance of mortgage-backed securities (MBS). However, the minutes of the most recent Federal Open Market Committee (FOMC) meeting held in March suggested that the members favored slowing the central bank’s government bond-buying program later in 2013–and possibly ending it by the end of the year–if the employment situation continues to improve. In our view, however, any recent expectations about diminished quantitative easing appear to be premature as the Fed’s rhetoric appears dovish and we remain in a global easing cycle. We feel it is interesting to note that the recent performance of the fixed income market environment has not followed the historic precedent of a strong U.S. dollar being coupled with a “risk-off” environment and lower equity prices. Ongoing strength in U.S. economic data, coupled with continued low U.S. Treasury yields, may have influenced investors to buy spread assets (those other than U.S. Treasury securities) on any sign of weakness.

Our holdings in financial companies provided the most positive return to the fund during the reporting period. Financials issues benefited most from the “risk-on” trade as investors gravitated toward their higher credit spreads relative to U.S. Treasuries compared to other sectors, leading to significant spread compression. The financial companies which contributed most to Fund return for the period were International Lease Finance Corp, General Electric Capital Corp., and American International Group.

There were no areas which detracted significantly from Fund performance for the period.

Regarding the use of derivatives, we closed the Fund’s interest rate future position, which was used for interest rate hedging purposes. The position had no meaningful impact on Fund performance.

During the semiannual period, we significantly reduced the Fund’s holdings in U.S. Treasury securities. We believe that improving U.S. economic data, coupled with continued low Treasury yields, may have influenced investors to buy spread assets (those other than Treasury securities) on any sign of weakness. Conversely, we increased the Fund’s positions in corporate bonds and U.S. agency securities.

At the end of the semiannual period, the Fund’s largest absolute sector positions included corporate bonds and U.S. agency securities. Despite relative lack of yield in spread assets, investor flows into the very front end of the yield curve (maturities of one year or less) have remained strong given the alternative of allocating into a two-year U.S. Treasury with a yield of around 0.20%. While this trend may continue, we believe that the ability to access “cheap money” further increases the likelihood of leveraged buyouts and other shareholder-friendly events, which may hurt bondholders. Therefore, we remain highly selective in our security selection.

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

1	The Bank of America Merrill Lynch 1-3 Year U.S. Corporate and Government Index tracks the performance of investment-grade U.S. government and corporate fixed income securities with maturities of less than three years.

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60

Aberdeen Ultra-Short Duration Bond Fund (Unaudited) (concluded)

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these risks.

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61

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2013)		Six Months†		1 Yr.		Inception[1]
Class A2	w/o SC	0.14%		0.81%		0.84%
	w/SC3	(4.13%	)	(3.51%	)	(0.95%	)
Institutional Service Class[2,4]	w/o SC	0.27%		1.15%		0.96%
Institutional Class[4]	w/o SC	0.27%		1.04%		0.95%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on November 30, 2010.
2	Returns before the first offering of Class A (November 22, 2011), and the Institutional Service Class (January 20, 2012) are based on the previous performance of the Institutional Class. This performance of Class A and the Institutional Service Class is substantially similar to what the Class A and Institutional Service Class would have produced because all classes invest in the same portfolio of securities. Returns for the Class A and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
3	A 4.25% front-end sales charge was deducted.
4	Not subject to any sales charges.

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62

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative Performance of $10,000 invested in Institutional Class shares of the Aberdeen Ultra-Short Duration Bond Fund, the Bank of America Merrill Lynch 1-Year Treasury Bill Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Bank of America Merrill Lynch 1-Year Treasury Bill Index is a capitalization-weighted index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, 1 year from the rebalancing date.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Asset Allocation
Corporate Bonds	62.2%
U.S. Agencies	26.3%
Asset-Backed Securities	8.1%
Repurchase Agreement	3.6%
U.S. Treasuries	0.3%
Liabilities in excess of other assets	(0.5%	)
	100.0%

Top Industries
Electric Utilities	10.9%
Commercial Banks	8.7%
Diversified Financial Services	7.6%
Insurance	3.9%
Pharmaceutical	3.8%
Oil, Gas & Consumable Fuels	3.5%
Metals & Mining	2.7%
Gas Utilities	2.7%
Energy Equipment & Services	2.1%
Food Products	1.6%
Other	52.5%
100.0%

Top Holdings*
Federal National Mortgage Association 10/01/2013	5.2%
Federal Home Loan Bank 05/22/2013	4.7%
Federal Home Loan Bank 07/12/2013	3.3%
Federal National Mortgage Association 02/26/2016	2.8%
Federal Home Loan Mortgage Corp. 11/04/2013	2.8%
Federal Home Loan Bank 04/22/2016	2.8%
Federal National Mortgage Association 11/01/2013	2.5%
Ally Master Owner Trust, Series 2010-2, Class A 04/15/2017	1.5%
Sempra Energy 03/15/2014	1.4%
Oncor Electric Delivery Co. LLC 01/15/2015	1.4%
Other	71.6%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2013 Semi-Annual Report

63

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (8.1%)
AUSTRALIA (1.4%)
SMART Trust
Series 2011-2USA, Class A4A (USD), 2.31%, 04/14/2017 (a)	$220,000	$225,903
Series 2012-4US, Class A3B (USD), 0.75%, 03/14/2017 (b)	34,000	34,064
		259,967
UNITED STATES (6.7%)
Ally Master Owner Trust, Series 2010-2, Class A (USD), 4.25%, 04/15/2017 (a)	250,000	265,463
Capital One Multi-Asset Execution Trust, Series 2006-A12, Class A (USD), 0.26%, 07/15/2016 (b)	100,000	99,985
Chesapeake Funding LLC, Series 2011-2A, Class A (USD), 1.45%, 04/07/2024 (a)(b)	200,000	202,545
Ford Credit Floorplan Master Owner Trust
Series 2010-5, Class A1 (USD), 1.50%, 09/15/2015	200,000	200,820
Series 2010-5, Class A2 (USD), 0.90%, 09/15/2015 (b)	100,000	100,185
GE Equipment Transportation LLC, Series 2012-1, Class A4 (USD), 1.23%, 01/22/2020	135,000	136,466
Navistar Financial Dealer Note Master Trust, Series 2013-1, Class A (USD), 0.87%, 01/25/2018 (a)(b)	100,000	100,000
World Financial Network Credit Card Master Trust, Series 2009-D, Class A (USD), 4.66%, 05/15/2017	100,000	100,871
		1,206,335
Total Asset-Backed Securities		1,466,302
CORPORATE BONDS (62.2%)
AUSTRALIA (1.7%)
Commercial Banks (0.9%)
National Australia Bank Ltd. (USD), 1.23%, 07/25/2014 (a)(b)	150,000	151,685
Metals & Mining (0.8%)
BHP Billiton Finance USA Ltd. (USD), 1.00%, 02/24/2015	150,000	151,481
		303,166
CANADA (6.1%)
Commercial Banks (1.3%)
Bank of Nova Scotia (USD), 1.32%, 01/12/2015 (b)	235,000	238,064
Electric Utilities (0.6%)
TransAlta Corp. (USD), 5.75%, 12/15/2013	100,000	102,847
Energy Equipment & Services (1.0%)
TransCanada PipeLines Ltd. (USD), 0.88%, 03/02/2015	175,000	176,063
Metals & Mining (1.1%)
Barrick Gold Corp. (USD), 1.75%, 05/30/2014	$200,000	$201,898
Oil, Gas & Consumable Fuels (2.1%)
Talisman Energy, Inc. (USD), 5.13%, 05/15/2015	220,000	235,631
Total Capital Canada Ltd. (USD), 0.66%, 01/15/2016 (b)	150,000	150,893
		386,524
		1,105,396
FRANCE (1.1%)
Pharmaceutical (1.1%)
Sanofi-Aventis (USD), 0.59%, 03/28/2014 (b)	200,000	200,581
GERMANY (1.4%)
Commercial Banks (1.4%)
Deutsche Bank AG (USD), GMTN, 4.88%, 05/20/2013	245,000	245,249
NETHERLANDS (1.1%)
Commercial Banks (1.1%)
ING Bank NV (USD), 1.23%, 03/07/2016 (a)(b)	200,000	199,889
PANAMA (0.1%)
Leisure Time (0.1%)
Carnival Corp. (USD), 1.20%, 02/05/2016	20,000	20,050
UNITED KINGDOM (3.7%)
Commercial Banks (0.5%)
Royal Bank of Scotland Group PLC (USD), 2.55%, 09/18/2015	85,000	87,555
Food Products (1.0%)
TESCO PLC (USD), 2.00%, 12/05/2014 (a)	175,000	178,361
Metals & Mining (0.8%)
Rio Tinto Finance USA PLC (USD), 1.13%, 03/20/2015	150,000	151,186
Oil, Gas & Consumable Fuels (1.4%)
BP Capital Markets PLC (USD), 0.91%, 12/06/2013 (b)	250,000	250,569
		667,671
UNITED STATES (47.0%)
Auto Manufacturers (0.8%)
Daimler Finance North America LLC (USD), 1.25%, 01/11/2016 (a)	150,000	150,681
Auto Parts & Equipment (1.3%)
Johnson Controls, Inc. (USD), 0.71%, 02/04/2014 (b)	225,000	225,526
Beverages (1.2%)
Anheuser-Busch InBev Worldwide, Inc. (USD), 0.83%, 01/27/2014 (b)	205,000	205,946
Commercial Banks (3.5%)
Bank of America Corp. (USD), 1.50%, 10/09/2015	70,000	70,416

See accompanying notes to financial statements.

Semi-Annual Report 2013

64

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
Bank of New York Mellon Corp. (The) (USD), MTN, 0.51%, 03/04/2016 (b)	$200,000	$199,945
Capital One Financial Corp. (USD), 1.00%, 11/06/2015	65,000	64,822
Citigroup, Inc. (USD), 5.00%, 09/15/2014	45,000	47,178
JPMorgan Chase & Co. (USD), GMTN, 0.91%, 02/26/2016 (b)	150,000	150,293
Morgan Stanley (USD), 1.54%, 02/25/2016 (b)	100,000	100,552
		633,206
Computers & Peripherals (1.0%)
Apple, Inc. (USD), 0.45%, 05/03/2016	175,000	174,683
Cosmetics/Personal Care (0.9%)
Procter & Gamble Co. (USD), 0.22%, 02/06/2014 (b)	160,000	159,930
Diversified Financial Services (7.6%)
American Express Credit Corp. (USD), MTN, 1.75%, 06/12/2015	95,000	97,102
Caterpillar Financial Services Corp. (USD), MTN, 0.53%, 02/26/2016 (b)	200,000	200,281
ERAC USA Finance LLC (USD), 2.25%, 01/10/2014 (a)	75,000	75,804
General Electric Capital Corp. (USD), 0.88%, 12/11/2015 (b)	200,000	201,714
HSBC Finance Corp. (USD), 0.53%, 01/15/2014 (b)	200,000	199,841
International Lease Finance Corp. (USD), 6.50%, 09/01/2014 (a)	115,000	123,050
John Deere Capital Corp. (USD), 0.95%, 06/29/2015	150,000	151,410
National Rural Utilities Cooperative Finance Corp. (USD), 4.75%, 03/01/2014	125,000	129,503
PACCAR Financial Corp. (USD), MTN, 0.80%, 02/08/2016	45,000	45,138
Toyota Motor Credit Corp. (USD), MTN, 1.00%, 02/17/2015	150,000	151,573
		1,375,416
Diversified Telecommunication Services (0.9%)
AT&T, Inc. (USD), 0.80%, 12/01/2015	170,000	169,736
Electric Utilities (10.3%)
Ameren Corp. (USD), 8.88%, 05/15/2014	75,000	80,572
Baltimore Gas & Electric Co. (USD), 6.13%, 07/01/2013	100,000	100,901
Cleveland Electric Illuminating Co. (USD), 5.65%, 12/15/2013	110,000	113,463
Commonwealth Edison Co. (USD), 1.63%, 01/15/2014	170,000	171,407
Dominion Resources, Inc. (USD), 1.80%, 03/15/2014	160,000	161,704
Georgia Power Co. (USD), 0.63%, 11/15/2015	160,000	160,056
NextEra Energy Capital Holding, Inc. (USD), 1.61%, 06/01/2014	240,000	242,185
Oncor Electric Delivery Co. LLC (USD), 6.38%, 01/15/2015	230,000	251,025
Public Service Electric & Gas Co., Series G (USD), MTN, 0.85%, 08/15/2014	200,000	201,071
Sierra Pacific Power Co. (USD), 5.45%, 09/01/2013	$150,000	$152,431
Southern California Edison Co. (USD), 5.75%, 03/15/2014	200,000	209,003
		1,843,818
Electrical Equipment (1.0%)
Emerson Electric Co. (USD), 4.50%, 05/01/2013	187,000	187,000
Energy Equipment & Services (1.1%)
Energy Transfer Partners LP (USD), 5.95%, 02/01/2015	190,000	205,457
Food Products (0.6%)
General Mills, Inc. (USD), 0.58%, 01/29/2016 (b)	100,000	100,054
Gas Utilities (2.7%)
CenterPoint Energy, Inc., Series B (USD), 6.85%, 06/01/2015	210,000	234,453
Sempra Energy (USD), 1.04%, 03/15/2014 (b)	250,000	251,146
		485,599
Healthcare Providers & Services (0.8%)
Quest Diagnostics, Inc. (USD), 1.13%, 03/24/2014 (b)	140,000	140,654
Information Technology Services (1.0%)
International Business Machines Corp. (USD), 0.55%, 02/06/2015	180,000	180,375
Insurance (3.9%)
21st Century Insurance Group (USD), 5.90%, 12/15/2013	75,000	77,052
American International Group, Inc. (USD), 3.00%, 03/20/2015	200,000	207,390
Berkshire Hathaway, Inc. (USD), 0.80%, 02/11/2016	160,000	161,196
Principal Life Global Funding II (USD), 1.00%, 12/11/2015 (a)	85,000	85,304
Prudential Financial, Inc., Series B (USD), MTN, 4.75%, 04/01/2014	170,000	176,336
		707,278
Media (0.8%)
NBCUniversal Enterprise, Inc. (USD), 0.82%, 04/15/2016 (a)(b)	150,000	150,646
Oil & Gas Services (1.4%)
Cameron International Corp. (USD), 1.60%, 04/30/2015	240,000	242,305
Pharmaceutical (2.7%)
AbbVie, Inc. (USD), 1.20%, 11/06/2015 (a)	100,000	100,790
Express Scripts Holding Co. (USD), 2.75%, 11/21/2014	175,000	180,078
GlaxoSmithKline Capital, Inc. (USD), 0.70%, 03/18/2016	200,000	200,239
		481,107

See accompanying notes to financial statements.

2013 Semi-Annual Report

65

Statement of Investments (concluded)

April 30, 2013 (Unaudited)

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
Real Estate (1.3%)
HCP, Inc. (USD), 2.70%, 02/01/2014	$125,000	$126,842
Mack-Cali Realty LP (USD), 5.13%, 02/15/2014	105,000	108,153
		234,995
Retail (1.1%)
Wal-Mart Stores, Inc. (USD), 0.60%, 04/11/2016	200,000	200,419
Semiconductors (1.1%)
Texas Instruments, Inc. (USD), 0.47%, 05/15/2013 (b)	200,000	200,016
		8,454,847
Total Corporate Bonds		11,196,849
U.S. AGENCIES (26.3%)
UNITED STATES (26.3%)
Federal Home Loan Bank
(USD), 0.00%, 05/10/2013 (c)	200,000	199,993
(USD), 0.00%, 05/22/2013 (c)	850,000	849,933
(USD), 0.00%, 07/12/2013 (c)	600,000	599,952
(USD), 0.20%, 02/26/2014	200,000	200,054
(USD), 0.60%, 04/22/2016	500,000	500,106
Federal Home Loan Mortgage Corp. (USD), 0.17%, 11/04/2013 (b)	500,000	500,124
Federal National Mortgage Association
(USD), 0.00%, 10/01/2013 (c)	925,000	924,685
(USD), 0.00%, 11/01/2013 (c)	450,000	449,793
(USD), 0.55%, 02/26/2016	500,000	500,979
		4,725,619
Total U.S. Agencies		4,725,619
U.S. TREASURIES (0.3%)
UNITED STATES (0.3%)
U.S. Treasury Note (USD), 0.50%, 05/31/2013	50,000	50,011
Total U.S. Treasuries		50,011
REPURCHASE AGREEMENT (3.6%)
UNITED STATES (3.6%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, in the amount of $646,001 collateralized by U.S.Treasury Note, maturing 10/31/2018; total market value of $663,863	646,000	646,000
Total Repurchase Agreement		646,000
Total Investments (Cost $17,990,925) (d)—100.5%		18,084,781

Liabilities in excess of other assets—(0.5)%		(92,325)
Net Assets—100.0%		$17,992,456

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2013.
(c)	Issued with a zero coupon.
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
GMTN	Global Medium Term Note
MTN	Medium Term Note
USD	U.S. Dollar

See accompanying notes to financial statements.

Semi-Annual Report 2013

66

Aberdeen U.S. High Yield Bond Fund (Unaudited)

The Aberdeen U.S. High Yield Bond Fund (Class A shares at net asset value net of fees) returned 8.42% for the six-month period ended April 30, 2013, versus the 7.26% return of its benchmark, the Bank of America Merrill Lynch High Yield Master II Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of High Current Yield Funds (consisting of 556 funds) was 6.87% for the period.

The U.S. high yield market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, posted a sizeable gain during the reporting period as investors’ focus shifted from all-time record-low yields to relatively attractive credit spreads versus comparable-duration U.S. Treasury securities. The market’s performance generally was in line with risk expectations as CCC-rated credits posted the highest returns for the period, followed by B and BB-rated credit.1 All sectors within the Index recorded positive returns over the period, led by financials and utilities. Refinancing has been the primary use of new issue proceeds over the last three years, with 50% of new issue volume in April 2013 used for refinancing.2 We feel that default risk in the U.S. high yield market is relatively low following several years of corporate balance sheet repair. The trailing 12-month default rate fell from 1.77% to 0.99% over the reporting period – well below the respective 10- and 25-year averages of 2.6% and 4.0%.3

Our view on market valuation has not changed. For the remainder of 2013, we believe that the market will see “coupon-clipping” returns (largely from interest payments) with very little in the way of principal appreciation or depreciation given an all-time high average market price and that over 70% of the market is currently composed of callable bonds.4 With price appreciation somewhat capped for the broad market, we feel that the environment favors nimble managers who select investments that they believe have principal appreciation potential in addition to attractive income.

The Fund’s overall positioning in the industrials sector provided the most positive relative returns for the semiannual period. The main contributors within the sector were overweight allocations relative to the benchmark, Bank of America Merrill Lynch High Yield Master II Index, in the basic industry and energy segments, along with security selection in the services subsector. Security selection in the telecommunications, media and technology (TMT) sector also bolstered Fund performance.

Fund performance was hampered mainly by underweight exposures relative to the benchmark in TMT, most notably in the media segment, and in the volatile financial sector.

Within the financials sector, the lack of exposure to banking was the main detractor, as that subsector posted the highest return within the Bank of America Merrill Lynch High Yield Master II Index during the period.

While the Fund used derivatives during the reporting period, they had minimal impact on performance.

The Fund’s positioning remained relatively steady over the reporting period. We maintain our focus on issues that we feel offer downside protection first and upside potential second. We strive to keep up with our peers in frothy markets such as the current environment, with the belief that our emphasis on protecting the downside could allow the Fund to potentially outperform versus its peers if markets turn south.

At the end of the reporting period, the Fund’s largest absolute industry allocations included energy, basic industry, and services, and telecommunications.

Portfolio Management:

Aberdeen U.S. High Yield Team

Important Information

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

The Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market.

Indexes are unmanaged and have been provided for illustrative purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and

1	The credit ratings generally range from AAA (highest) to D (lowest). Where bonds held in the Fund are rated by multiple rating agencies, (Moody’s, S&P and Fitch), the lower of ratings is used. This may not be consistent with the data from the benchmark provider. Quality distribution represents ratings of the underlying securities held within the Fund, and not ratings of the Fund itself. Allocation is subject to change.
2,3	Source: JPMorgan, May 2013
4	A callable bond may be redeemed by the issuer prior to its maturity date.

2013 Semi-Annual Report

67

Aberdeen U.S. High Yield Bond Fund (Unaudited) (concluded)

extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). Additionally, high-yield securities may face additional risks, including economic growth; inflation; liquidity; supply; and externally generated shocks (stress factors emanating from outside the U.S. market).

Please read the prospectus for more detailed information regarding these risks.

Semi-Annual Report 2013

68

Aberdeen U.S. High Yield Bond Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2013)		Six Months†	1 Yr.	Inception
Class A	w/o SC	8.42%	15.08%	12.88%
	w/SC2	3.82%	10.19%	8.80%
Class C	w/o SC	8.03%	14.20%	12.02%
	w/SC3	7.03%	13.20%	12.02%
Class R4	w/o SC	8.28%	14.79%	12.59%
Institutional Service Class[4]	w/o SC	8.55%	15.36%	13.15%
Institutional Class[4]	w/o SC	8.55%	15.36%	13.15%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on February 27, 2012.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the six months and one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charge.

2013 Semi-Annual Report

69

Aberdeen U.S. High Yield Bond Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative Performance of $10,000 invested in Class A shares of the Aberdeen U.S. High Yield Bond Fund, the Bank of America Merrill Lynch U.S. High Yield Master II Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Bank of America Merrill Lynch U.S. High Yield Master II Index is a capitalization-weighted index that tracks the performance of below investment grade corporate debt publicly issued in the US domestic market.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

April 30, 2013 (Unaudited)

Asset Allocation
Corporate Bonds	96.7%
Repurchase Agreement	3.0%
Other assets in excess of liabilities	0.3%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	14.5%
Diversified Telecommunication Services	9.5%
Coal	9.2%
Commercial Services & Supplies	6.5%
Chemicals	5.4%
Packaging & Containers	5.2%
Lodging	4.6%
Retail	3.6%
Media	3.4%
Healthcare Providers & Services	2.8%
Other	35.3%
100.0%

Top Holdings*
Arch Coal, Inc. 06/15/2021	3.3%
Marina District Finance Co., Inc. 08/15/2018	2.4%
Forbes Energy Services Ltd. 06/15/2019	2.0%
Westmoreland Coal Co. 02/01/2018	2.0%
Alpha Natural Resources, Inc. 06/01/2021	1.9%
ARD Finance SA, PIK 06/01/2018	1.8%
Sprint Nextel Corp. 11/15/2021	1.8%
Garda World Security Corp. 03/15/2017	1.8%
Venoco, Inc. 02/15/2019	1.7%
Taseko Mines Ltd. 04/15/2019	1.7%
Other	79.6%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Semi-Annual Report 2013

70

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen U.S. High Yield Bond Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (96.7%)
AUSTRIA (1.2%)
Paper & Forest Products (1.2%)
Sappi Papier Holding GmbH (USD), 7.75%, 07/15/2017 (a)	$200,000	$222,500
BERMUDA (0.7%)
Diversified Financial Services (0.7%)
Aircastle Ltd. (USD), 7.63%, 04/15/2020	110,000	129,800
CANADA (5.3%)
Commercial Services & Supplies (1.8%)
Garda World Security Corp. (CAD), 9.75%, 03/15/2017	300,000	320,115
Metals & Mining (1.7%)
Taseko Mines Ltd. (USD), 7.75%, 04/15/2019	305,000	309,575
Oil, Gas & Consumable Fuels (1.8%)
Canadian Energy Services & Technology Corp. (CAD), 7.38%, 04/17/2020 (a)	150,000	151,124
MEG Energy Corp. (USD), 6.38%, 01/30/2023 (a)	175,000	184,625
		335,749
		965,439
CAYMAN ISLANDS (2.4%)
Computers & Peripherals (1.0%)
Seagate HDD Cayman (USD), 7.00%, 11/01/2021	160,000	176,400
Investment Companies (1.4%)
Offshore Group Investment Ltd.
(USD), 7.50%, 11/01/2019 (a)	215,000	231,662
(USD), 7.13%, 04/01/2023 (a)	30,000	31,200
		262,862
		439,262
LUXEMBOURG (7.2%)
Apparel (0.8%)
Boardriders SA (EUR), 8.88%, 12/15/2017 (a)	100,000	142,231
Cosmetics/Personal Care (0.7%)
Albea Beauty Holdings SA (USD), 8.38%, 11/01/2019 (a)	120,000	129,000
Diversified Telecommunication Services (1.4%)
Intelsat Luxembourg SA (USD), 8.13%, 06/01/2023 (a)	240,000	255,600
Healthcare Products (1.1%)
ConvaTec Healthcare E SA (USD), 10.50%, 12/15/2018 (a)	170,000	191,250
Packaging & Containers (3.2%)
ARD Finance SA, PIK (EUR), 11.13%, 06/01/2018 (a)	237,231	337,917
Greif Luxembourg Finance SCA (EUR), EMTN, 7.38%, 07/15/2021 (a)	165,000	252,064
		589,981
		1,308,062
NETHERLANDS (0.2%)
Semiconductors (0.2%)
Sensata Technologies BV (USD), 4.88%, 10/15/2023 (a)	$45,000	$46,013
SWEDEN (1.2%)
Chemicals (1.2%)
Perstorp Holding AB (USD), 8.75%, 05/15/2017 (a)	200,000	215,250
UNITED STATES (78.5%)
Aerospace & Defense (1.3%)
AAR Corp.
(USD), 7.25%, 01/15/2022	120,000	131,700
(USD), 7.25%, 01/15/2022 (a)	90,000	98,775
		230,475
Apparel (0.4%)
Levi Strauss & Co.
(USD), 6.88%, 05/01/2022	60,000	66,975
(USD), 6.88%, 05/01/2022 (a)	10,000	11,163
		78,138
Auto Parts & Equipment (2.5%)
Affinia Group, Inc. (USD), 7.75%, 05/01/2021 (a)	175,000	180,031
Goodyear Tire & Rubber Co. (The) (USD), 6.50%, 03/01/2021	260,000	272,025
		452,056
Chemicals (4.2%)
Axiall Corp. (USD), 4.88%, 05/15/2023 (a)	130,000	135,850
Ferro Corp. (USD), 7.88%, 08/15/2018	140,000	147,350
PetroLogistics LP / PetroLogistics Finance Corp. (USD), 6.25%, 04/01/2020 (a)	80,000	81,200
Tronox Finance LLC (USD), 6.38%, 08/15/2020 (a)	235,000	234,412
US Coatings Acquisition, Inc. / Flash Dutch 2 BV (USD), 7.38%, 05/01/2021 (a)	150,000	160,125
		758,937
Coal (9.2%)
Alpha Natural Resources, Inc. (USD), 6.25%, 06/01/2021	380,000	349,600
Arch Coal, Inc. (USD), 7.25%, 06/15/2021	660,000	603,900
Consol Energy, Inc. (USD), 6.38%, 03/01/2021	170,000	177,650
Peabody Energy Corp. (USD), 6.25%, 11/15/2021	165,000	175,931
Westmoreland Coal Co. (USD), 10.75%, 02/01/2018	335,000	360,963
		1,668,044
Commercial Services & Supplies (4.7%)
DynCorp International, Inc. (USD), 10.38%, 07/01/2017	205,000	202,437
H&E Equipment Services Inc (USD), 7.00%, 09/01/2022	65,000	71,988
Iron Mountain, Inc. (USD), 5.75%, 08/15/2024	170,000	175,100
NES Rentals Holdings, Inc. (USD), 7.88%, 05/01/2018 (a)	120,000	123,600

See accompanying notes to financial statements.

2013 Semi-Annual Report

71

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen U.S. High Yield Bond Fund

	Shares or Principal Amount	Value
RR Donnelley & Sons Co (USD), 7.88%, 03/15/2021	$175,000	$190,750
ServiceMaster Co. (USD), 8.00%, 02/15/2020	80,000	86,100
		849,975
Diversified Financial Services (1.5%)
Milestone Aviation Group LLC (USD), 8.63%, 12/15/2017 (a)	165,000	171,187
Nationstar Mortgage LLC (USD), 6.50%, 07/01/2021 (a)	100,000	104,875
		276,062
Diversified Telecommunication Services (8.1%)
Alaska Communications Systems Group, Inc. (USD), 6.25%, 05/01/2018 (a)	360,000	261,675
Cincinnati Bell, Inc. (USD), 8.38%, 10/15/2020	227,000	243,458
Cricket Communications, Inc. (USD), 7.75%, 10/15/2020	265,000	269,637
MetroPCS Wireless, Inc. (USD), 6.25%, 04/01/2021 (a)	100,000	107,375
Sprint Nextel Corp. (USD), 11.50%, 11/15/2021	241,000	333,785
Windstream Corp. (USD), 6.38%, 08/01/2023	260,000	269,100
		1,485,030
Electric Utilities (1.2%)
GenOn Energy, Inc. (USD), 9.88%, 10/15/2020	70,000	80,850
NRG Energy, Inc. (USD), 6.63%, 03/15/2023 (a)	120,000	130,800
		211,650
Electronics (0.1%)
Jabil Circuit, Inc. (USD), 4.70%, 09/15/2022	15,000	15,225
Energy Equipment & Services (1.7%)
Regency Energy Partners LP / Regency Energy Finance Corp. (USD), 4.50%, 11/01/2023 (a)	30,000	31,050
Sabine Pass Liquefaction LLC (USD), 5.63%, 02/01/2021 (a)	270,000	279,450
		310,500
Engineering & Construction (1.0%)
Zachry Holdings, Inc. (USD), 7.50%, 02/01/2020 (a)	165,000	176,138
Entertainment (0.9%)
Greektown Superholdings, Inc., Series A (USD), 13.00%, 07/01/2015	150,000	161,063
Food Products (1.5%)
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (USD), 4.88%, 05/01/2021 (a)	135,000	138,881
Post Holdings, Inc. (USD), 7.38%, 02/15/2022	125,000	138,750
		277,631
Healthcare Products (0.6%)
Biomet, Inc. (USD), 6.50%, 10/01/2020 (a)	100,000	104,500
Healthcare Providers & Services (2.8%)
HCA, Inc. (USD), 4.75%, 05/01/2023	175,000	182,437
Radnet Management, Inc. (USD), 10.38%, 04/01/2018	$200,000	$214,000
Tenet Healthcare Corp. (USD), 8.00%, 08/01/2020	100,000	112,500
		508,937
Home Builders (1.2%)
KB Home (USD), 8.00%, 03/15/2020	115,000	135,412
Meritage Homes Corp. (USD), 7.00%, 04/01/2022	80,000	90,200
		225,612
Information Technology Services (0.9%)
SunGard Data Systems, Inc. (USD), 6.63%, 11/01/2019 (a)	150,000	159,563
Iron/Steel (1.0%)
Steel Dynamics, Inc. (USD), 5.25%, 04/15/2023 (a)	170,000	175,950
Lodging (4.6%)
Boyd Gaming Corp. (USD), 9.13%, 12/01/2018	215,000	238,650
Marina District Finance Co., Inc. (USD), 9.88%, 08/15/2018	410,000	436,137
MGM Resorts International (USD), 6.63%, 12/15/2021	150,000	162,938
		837,725
Machinery-Diversified (1.8%)
Cleaver-Brooks, Inc. (USD), 8.75%, 12/15/2019 (a)	135,000	148,837
Manitowoc Co., Inc. (USD), 5.88%, 10/15/2022	170,000	181,050
		329,887
Media (3.4%)
Cablevision Systems Corp. (USD), 5.88%, 09/15/2022	285,000	288,562
CCO Holdings LLC / CCO Holdings Capital Corp. (USD), 5.75%, 01/15/2024	130,000	135,363
WideOpenWest Finance LLC / WideOpenWest Capital Corp. (USD), 13.38%, 10/15/2019 (a)	175,000	203,000
		626,925
Miscellaneous Manufacturing (0.4%)
Park-Ohio Industries, Inc. (USD), 8.13%, 04/01/2021	75,000	82,688
Oil & Gas Services (2.0%)
Forbes Energy Services Ltd. (USD), 9.00%, 06/15/2019	370,000	365,375
Oil, Gas & Consumable Fuels (12.7%)
Bonanza Creek Energy, Inc. (USD), 6.75%, 04/15/2021 (a)	175,000	184,625
Carrizo Oil & Gas, Inc. (USD), 7.50%, 09/15/2020	235,000	254,975
Comstock Resources, Inc. (USD), 9.50%, 06/15/2020	245,000	275,625
EV Energy Partners LP (USD), 8.00%, 04/15/2019	185,000	197,025
EXCO Resources, Inc. (USD), 7.50%, 09/15/2018	300,000	297,000
Forest Oil Corp. (USD), 7.50%, 09/15/2020 (a)	120,000	127,800
GMX Resources, Inc. (USD), 9.00%, 03/02/2018 (b)(c)	367,000	67,895
Hercules Offshore, Inc. (USD), 10.25%, 04/01/2019 (a)	75,000	86,062

See accompanying notes to financial statements.

Semi-Annual Report 2013

72

Statement of Investments (concluded)

April 30, 2013 (Unaudited)

Aberdeen U.S. High Yield Bond Fund

	Shares or Principal Amount	Value
Quicksilver Resources, Inc. (USD), 8.25%, 08/01/2015	$205,000	$210,125
Rosetta Resources, Inc. (USD), 5.63%, 05/01/2021	110,000	114,675
SandRidge Energy, Inc. (USD), 7.50%, 02/15/2023	185,000	190,550
Venoco, Inc. (USD), 8.88%, 02/15/2019	310,000	312,325
		2,318,682
Packaging & Containers (2.0%)
Pretium Packaging LLC (USD), 11.50%, 04/01/2016	250,000	271,250
Sealed Air Corp. (USD), 5.25%, 04/01/2023 (a)	100,000	103,500
		374,750
Paper & Forest Products (0.4%)
PH Glatfelter Co. (USD), 5.38%, 10/15/2020	70,000	73,850
Real Estate (0.1%)
CBRE Services, Inc. (USD), 5.00%, 03/15/2023	15,000	15,356
Real Estate Investment Trust (REIT) Funds (1.0%)
Corrections Corp. of America (USD), 4.63%, 05/01/2023 (a)	170,000	177,225
Retail (3.6%)
99 Cents Only Stores (USD), 11.00%, 12/15/2019	140,000	161,700
NPC International, Inc. (USD), 10.50%, 01/15/2020	100,000	117,375
Pantry, Inc. (USD), 8.38%, 08/01/2020 (a)	120,000	131,100
Wok Acquisition Corp. (USD), 10.25%, 06/30/2020 (a)	220,000	241,725
		651,900
Software (0.9%)
First Data Corp. (USD), 6.75%, 11/01/2020 (a)	155,000	166,238
Trucking & Leasing (0.8%)
NESCO LLC (USD), 11.75%, 04/15/2017 (a)	125,000	140,625
		14,286,712
Total Corporate Bonds		17,613,038
REPURCHASE AGREEMENT (3.0%)
UNITED STATES (3.0%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, repurchase price $543,001 collateralized by U.S. Treasury Note, maturing 10/31/2018; total market value of $558,488	$543,000	$543,000
Total Repurchase Agreement		543,000
Total Investments (Cost $17,496,458) (d)—99.7%		18,156,038

Other assets in excess of liabilities—0.3%		50,175
Net Assets—100.0%		$18,206,213

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Security is in default.
(c)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.37% of net assets as of April 30, 2013. (unaudited)
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
CAD	Canadian Dollar
EMTN	Euro Medium Term Note
EUR	Euro Currency
PIK	Payment In Kind
REIT	Real Estate Investment Trust
USD	U.S. Dollar

See accompanying notes to financial statements.

2013 Semi-Annual Report

73

Statement of Investments (continued)

April 30, 2013 (Unaudited)

Aberdeen U.S. High Yield Bond Fund

At April 30, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date	Counterparty	Amount Purchased			Amount Sold	Fair Value	Unrealized Depreciation
United States Dollar/Canadian Dollar
07/19/2013	Citibank	USD	457,383	CAD	469,000	$464,782	$(7,399)
United States Dollar/Euro
07/19/2013	Citibank	USD	747,731	EUR	569,000	749,763	(2,032)
						$1,214,545	$(9,431)

At April 30, 2013, the Fund held the following credit default swaps:

Buy Protection:

Counterparty	Expiration Date	Notional Amount	Swap Details	Unrealized Appreciation/ (Depreciation)
Deutsche Bank	09/20/2013	200,000	Pay: Fixed rate equal to 5.00% Receive: Alcatel-Lucent, 1/15/2028, 6.50%	$(13,635)
Barclays Capital	06/20/2017	300,000	Pay: Fixed rate equal to 1.00% Receive: Southwest Airlines, 3/01/2017, 5.13%	(13,369)
Barclays Capital	09/20/2017	300,000	Pay: Fixed rate equal to 5.00% Receive: Avis Budget Car Rental LLC, 6/15/2016, 7.75%	(44,892)
Barclays Capital	03/20/2018	350,000	Pay: Fixed rate equal to 1.00% Receive: Alcoa, Inc., 2/23/2019, 5.72%	(7,959)
				$(79,855)

Sell Protection:

Counterparty	Expiration Date	Notional Amount	Swap Details	Unrealized Appreciation/ (Depreciation)	Implied Credit Spread*
Barclays Capital	06/20/2017	200,000	Pay: Chesapeake Energy Corp., 8/15/2020, 6.63% Receive: Fixed rate equal to 5.00%	$45,674	2.50%
Barclays Capital	09/20/2017	300,000	Pay: Bombardier, Inc., 5/01/2034, 7.45% Receive: Fixed rate equal to 5.00%	22,215	2.17%
Deutsche Bank	09/20/2017	400,000	Pay: Goodyear Tire & Rubber Co., 3/15/2028, 7.00% Receive: Fixed rate equal to 5.00%	43,119	3.75%
				$111,008

*	Implied credit spreads, represented in absolute terms, are utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made prior to entering into the agreement. For credit default swaps with asset-backed securities or credit indices, as the underlying assets, the quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes to financial statements.

Semi-Annual Report 2013

74

Statements of Assets and Liabilities (Unaudited)

April 30, 2013

	Aberdeen Asia Bond Fund	Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund
Assets:
Investments, at value	$435,100,782	$101,386,851	$9,266,540	$44,399,434	$26,420,132
Repurchase agreements, at value	–	2,368,000	1,004,000	3,896,000	138,000

Total investments	435,100,782	103,754,851	10,270,540	48,295,434	26,558,132

Foreign currency, at value	4,092,082	–	–	314,439	407,461
Cash collateral pledged for futures	2,905,719	–	–	–	65,471
Cash at broker for China A shares	594,061	–	–	–	–
Cash collateral pledged for swap contracts	570,000	–	–	–	–
Cash	–	15,261	99,407	937	62,986
Receivable for investments sold	–	5,300,548	13,733	194,172	1,201,527
Interest receivable	4,797,950	524,126	114,366	914,704	255,356
Unrealized appreciation on forward foreign currency exchange contracts	3,194,082	–	7,181	159,493	25,417
Receivable for capital shares issued	325,148	–	–	200	9,178
Receivable from adviser	32,006	11,455	10,097	11,625	8,917
Variation margin receivable for futures contracts	–	656	–	–	–
Unrealized appreciation on spot foreign currency exchange contracts	159	–	–	221	–
Prepaid expenses and other assets	50,720	29,999	–	21,212	35,188

Total assets	451,662,709	109,636,896	10,515,324	49,912,437	28,629,633

Liabilities:
Payable for investments purchased	–	7,110,918	98,994	104,879	1,108,429
Unrealized depreciation on forward foreign currency exchange contracts	2,505,744	–	7,035	66,495	16,491
Due to custodian	2,472,877	–	–	–	–
Payable for variation margin on futures contracts	931,193	–	–	–	14,312
Payable for capital shares redeemed	524,414	–	–	2,832	31
Accrued foreign capital gains tax	378,447	–	–	23,369	–
Distributions payable	–	45,229	–	–	–
Accrued expenses and other payables:
Investment advisory fees	210,866	25,191	6,340	32,155	13,521
Custodian fees	63,356	318	1,998	2,880	2,654
Transfer agent fees	34,177	12,179	381	544	5,267
Administration fees	33,739	6,718	676	3,215	1,803
Printing fees	11,358	968	448	780	2,180
Administrative services fees	287	99	–	279	9,597
Legal fees	6,145	1,229	134	534	112
Distribution fees	1,047	3,307	15	1,740	1,150
Fund accounting fees	4,113	780	77	223	221
Other	28,080	11,672	29,460	12,854	14,094

Total liabilities	7,205,843	7,218,608	145,558	252,779	1,189,862

Net Assets	$444,456,866	$102,418,288	$10,369,766	$49,659,658	$27,439,771

Cost:
Investments	$419,439,436	$99,103,136	$9,089,561	$42,904,044	$25,593,403
Repurchase agreements	–	2,368,000	1,004,000	3,896,000	138,000
Foreign currency	4,079,261	–	–	312,279	402,920

Represented by:
Capital	$414,679,822	$99,134,211	$10,130,434	$47,481,166	$27,178,490
Accumulated net investment income	2,053,595	174,385	63,673	256,119	40,742
Accumulated net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	12,666,931	838,242	(1,813)	352,481	(602,584)
Net unrealized appreciation on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	15,056,518	2,271,450	177,472	1,569,892	823,123

Net Assets	$444,456,866	$102,418,288	$10,369,766	$49,659,658	$27,439,771

Net Assets:
Class A Shares	$2,682,508	$4,200,089	$10,358	$970,583	$2,431,746
Class C Shares	645,943	2,983,180	10,320	442,939	769,493
Class R Shares	10,747	–	10,346	2,964,042	–
Institutional Service Class Shares	15,001,292	26,215	10,371	10,836	23,524,227
Institutional Class Shares	426,116,376	95,208,804	10,328,371	45,271,258	714,305

Total	$444,456,866	$102,418,288	$10,369,766	$49,659,658	$27,439,771

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

75

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2013

	Aberdeen Asia Bond Fund		Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	238,059		380,213	1,012	95,358	231,647
Class C Shares	57,521		270,467	1,009	43,625	74,034
Class R Shares	953		–	1,011	291,451	–
Institutional Service Class Shares	1,330,451		2,358	1,013	1,063	2,237,841
Institutional Class Shares	37,769,393		8,564,513	1,008,887	4,442,082	67,777

Total	39,396,377		9,217,551	1,012,932	4,873,579	2,611,299

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.27		$11.05	$10.24	$10.18	$10.50
Class C Shares (a)	$11.23		$11.03	$10.23	$10.15	$10.39
Class R Shares	$11.28	(b)	$–	$10.23	$10.17	$–
Institutional Service Class Shares	$11.28		$11.12	$10.24	$10.19	$10.51
Institutional Class Shares	$11.28	(b)	$11.12	$10.24	$10.19	$10.54
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.77		$11.54	$10.69	$10.63	$10.97
Maximum Sales Charge:
Class A Shares	4.25%		4.25%	4.25%	4.25%	4.25%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on April 30, 2013 due to financial statement rounding and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

76

Statements of Assets and Liabilities (Unaudited)

April 30, 2013

	Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund	Aberdeen U.S. High Yield Bond Fund
Assets:
Investments, at value	$111,441,307		$17,438,781	$17,613,038
Repurchase agreements, at value	1,321,000		646,000	543,000

Total investments	112,762,307		18,084,781	18,156,038

Foreign currency, at value	–		–	163,408
Cash	116		358	912
Interest receivable	1,424,551		68,593	326,712
Receivable for investments sold	–		–	271,936
Unrealized appreciation on swap contracts	–		–	111,008
Receivable from adviser	4,385		4,438	10,462
Up-front payments made on swap contracts	–		–	16,122
Receivable for capital shares issued	552		–	–
Prepaid expenses	55,114		34,212	67,816

Total assets	114,247,025		18,192,382	19,124,414

Liabilities:
Payable for investments purchased	–		174,683	800,672
Unrealized depreciation on swap contracts	–		–	79,855
Distributions payable	72,063		2,316	380
Unrealized depreciation on forward foreign currency exchange contracts	–		–	9,431
Payable for capital shares redeemed	2,803		–	2,432
Accrued expenses and other payables:
Investment advisory fees	39,917		3,116	8,833
Administration fees	7,514		1,246	1,178
Transfer agent fees	1,448		3,833	123
Printing fees	3,002		1,369	54
Distribution fees	3,271		95	125
Custodian fees	34		405	822
Fund accounting fees	884		128	129
Legal fees	613		161	216
Administrative services fees	144		–	1
Other	14,302		12,574	13,950

Total liabilities	145,995		199,926	918,201

Net Assets	$114,101,030		$17,992,456	$18,206,213

Cost:
Investments	$98,969,341		$17,344,925	$16,953,458
Repurchase agreements	1,321,000		646,000	543,000
Foreign currency	–		–	160,461
Represented by:
Capital	$101,288,570		$17,883,600	$17,169,687
Accumulated net investment income/(loss)	(88,726)		3,867	(7,100)
Accumulated net realized gain from investments, futures contracts, swaps and foreign currency transactions	429,220		11,133	360,360
Net unrealized appreciation on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	12,471,966		93,856	683,266

Net Assets	$114,101,030		$17,992,456	$18,206,213

Net Assets:
Class A Shares	$10,893,254		$461,355	$200,244
Class C Shares	1,153,335		–	100,537
Class R Shares	10,068		–	11,488
Institutional Service Class Shares	10,075		26,381	11,555
Institutional Class Shares	102,034,298	(a)	17,504,720	17,882,389

Total	$114,101,030		$17,992,456	$18,206,213

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

77

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2013

	Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund		Aberdeen U.S. High Yield Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,014,900		46,140		18,965
Class C Shares	107,563		–		9,531
Class R Shares	937		–		1,088
Institutional Service Class Shares	938		2,641		1,094
Institutional Class Shares	9,495,796	(a)	1,752,814		1,693,418

Total	10,620,134		1,801,595		1,724,096

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.73		$10.00		$10.56
Class C Shares(b)	$10.72		$–		$10.55
Class R Shares	$10.74	(c)	$–		$10.56	(c)
Institutional Service Class Shares	$10.74		$9.99	(c)	$10.56
Institutional Class Shares	$10.75	(a)	$9.99		$10.56
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.21		$10.44		$11.03
Maximum Sales Charge:
Class A Shares	4.25%		4.25%		4.25%

(a)	Formerly Class D shares.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV shown above differs from the traded NAV on April 30, 2013 due to financial statement rounding and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

78

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2013

	Aberdeen Asia Bond Fund	Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund
INVESTMENT INCOME:
Interest income	$10,463,569	$1,439,869	$239,679	$1,171,803	$342,695
Foreign tax withholding	(447,850)	–	(306)	(16,529)	(51)
Other income	–	–	–	–	3,034

	10,015,719	1,439,869	239,373	1,155,274	345,678

Expenses:
Investment advisory fees	1,304,911	155,082	37,649	157,433	84,386
Administration fees	116,889	22,603	2,239	9,463	6,125
Distribution fees Class A	2,237	5,353	13	929	3,267
Distribution fees Class C	2,670	14,547	50	1,987	4,279
Distribution fees Class R	26	–	25	5,244	–
Administrative services fees Class A	5	549	–	141	206
Administrative services fees Class R	–	–	–	1,446	–
Administrative service fees Institutional Service Class	14,577	–	–	–	20,990
Transfer agent fees	204,157	43,194	2,478	10,208	12,214
Registration and filing fees	40,974	57,453	28,172	38,309	28,893
Custodian fees	118,166	4,602	5,220	15,883	11,030
Audit fees	19,139	15,124	15,989	16,017	16,960
Printing fees	32,261	2,246	2,685	504	3,628
Fund accounting fees	23,796	4,741	454	1,635	1,268
Legal fees	11,071	2,294	2,680	736	717
Trustee fees	8,952	1,891	162	596	533
Other	17,022	4,468	1,373	2,328	3,748

Total expenses before reimbursed/waived expenses	1,916,853	334,147	99,189	262,859	198,244
Expenses reimbursed	(74,186)	(55,228)	(53,923)	(76,000)	(40,784)

Net expenses	1,842,667	278,919	45,266	186,859	157,460

Net Investment Income	8,173,052	1,160,950	194,107	968,415	188,218

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	11,969,643	1,126,359	(6,902)	252,770	717,470
Realized gain/(loss) on futures contracts transactions	(644,357)	(15,278)	–	–	121,858
Realized gain/(loss) on foreign currency transactions	1,649,852	–	5,089	187,587	(289,701)

Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	12,975,138	1,111,081	(1,813)	440,357	549,627

Net change in unrealized appreciation/depreciation on investment transactions	(7,115,519)	(854,738)	176,979	1,234,092	(1,000,519)
Net change in unrealized appreciation/depreciation on futures contracts	(855,284)	(10,392)	–	–	(42,921)
Net change in unrealized appreciation/depreciation on foreign currency transactions	(1,055,103)	–	493	(10,056)	(13,536)

Net change in unrealized appreciation/depreciation from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(9,025,906)	(865,130)	177,472	1,224,036	(1,056,976)

Net realized/unrealized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	3,949,232	245,951	175,659	1,664,393	(507,349)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,122,284	$1,406,901	$369,766	$2,632,808	$(319,131)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

79

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2013

	Aberdeen Tax-Free Income Fund	Aberdeen Ultra-Short Duration Bond Fund	Aberdeen U.S. High Yield Bond Fund
INVESTMENT INCOME:
Interest income	$2,271,693	$94,050	$643,912
Foreign tax withholding	–	(4)	–

	2,271,693	94,046	643,912

EXPENSES:
Investment advisory fees	245,397	17,121	52,526
Administration fees	25,310	3,899	3,895
Distribution fees Class A	14,047	553	134
Distribution fees Class C	8,669	–	475
Distribution fees Class R	9	–	27
Administrative services fees Class A	363	–	2
Registration and filing fees	21,628	34,842	34,024
Audit fees	13,240	14,183	15,997
Transfer agent fees	26,437	3,559	2,915
Printing fees	8,578	381	1,000
Fund accounting fees	5,210	617	780
Custodian fees	780	1,317	2,539
Legal fees	2,562	381	377
Trustee fees	2,092	316	310
Other	4,464	1,846	1,726

Total expenses before reimbursed/waived expenses	378,786	79,015	116,727

Expenses reimbursed	(9,112)	(44,221)	(46,055)
Recoupment of expenses previously reimbursed	12,363	–	–

Net expenses	382,037	34,794	70,672

Net Investment Income	1,889,656	59,252	573,240

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions	429,349	11,998	315,874
Realized gain on swap contracts	–	–	34,368
Realized gain/(loss) on futures contracts transactions	–	(489)	–
Realized gain on foreign currency transactions	–	–	10,123

Net realized gain from investments, futures contracts, swaps and foreign currency transactions	429,349	11,509	360,365

Net change in unrealized appreciation/depreciation on investment transactions	(788,774)	(24,552)	506,665
Net change in unrealized appreciation/depreciation on swap contracts	–	–	16,192
Net change in unrealized appreciation/depreciation on futures contracts	–	(342)	–
Net change in unrealized appreciation/depreciation on foreign currency transactions	–	–	(15,458)

Net change in unrealized appreciation/depreciation from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(788,774)	(24,894)	507,399

Net realized/unrealized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(359,425)	(13,385)	867,764

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,530,231	$45,867	$1,441,004

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

80

Statements of Changes in Net Assets

	Aberdeen Asia Bond Fund		Aberdeen Core Fixed Income Fund		Aberdeen Emerging Markets Debt Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$8,173,052	$19,052,642	$1,160,950	$2,673,408	$194,107
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	12,975,138	8,698,648	1,111,081	2,827,582	(1,813)
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(9,025,906)	6,750,210	(865,130)	1,552,252	177,472

Changes in net assets resulting from operations	12,122,284	34,501,500	1,406,901	7,053,242	369,766

Distributions to Shareholders From:
Net investment income:
Class A	(23,630)	(13,108)	(43,077)	(99,538)	(121)
Class C	(7,296)	(1,180)	(18,721)	(14,959)	(93)
Class R	(163)	(151)	–	–	(112)
Institutional Service Class	(228,377)	(409,423)	(294)	(484)	(130)
Institutional Class	(8,566,331)	(24,454,184)	(1,099,141)	(2,559,624)	(129,978)
Net realized gains:
Class A	(8,100)	–	(118,288)	(33,783)	–
Class C	(3,123)	–	(79,992)	(1,655)	–
Class R	(64)	–	–	–	–
Institutional Service Class	(81,867)	–	(694)	(111)	–
Institutional Class	(2,871,283)	–	(2,644,606)	(878,383)	–

Change in net assets from shareholder distributions	(11,790,234)	(24,878,046)	(4,004,813)	(3,588,537)	(130,434)

Change in net assets from capital transactions	(37,670,780)	(183,133,565)	(5,242,704)	2,792,718	10,130,434

Change in net assets	(37,338,730)	(173,510,111)	(7,840,616)	6,257,423	10,369,766

Net Assets:
Beginning of period	481,795,596	655,305,707	110,258,904	104,001,481	–

End of period	$444,456,866	$481,795,596	$102,418,288	$110,258,904	$10,369,766

Accumulated net investment income at end of period	$2,053,595	$2,706,340	$174,385	$174,668	$63,673

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

81

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Core Fixed Income Fund		Aberdeen Emerging Markets Debt Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,439,110	$1,249,694	$222,201	$913,488	$10,000
Dividends reinvested	31,723	13,108	146,432	116,952	121
Cost of shares redeemed(a)	(80,968)	(36,954)	(469,451)	(1,028,731)	–

Total Class A	1,389,865	1,225,848	(100,818)	1,709	10,121

Class C Shares
Proceeds from shares issued	246,602	384,649	312,023	2,791,868	10,000
Dividends reinvested	5,762	325	96,674	15,631	93
Cost of shares redeemed(a)	–	–	(270,816)	(117,597)	–

Total Class C	252,364	384,974	137,881	2,689,902	10,093

Class R Shares
Proceeds from shares issued	–	10,000	–	–	10,000
Dividends reinvested	227	151	–	–	112

Total Class R	227	10,151	–	–	10,112

Institutional Service Class Shares
Proceeds from shares issued	4,183,081	4,374,702	–	23,452	10,000
Dividends reinvested	309,737	409,423	988	585	130
Cost of shares redeemed(a)	(1,963,714)	(1,734,474)	(30)	(3,380)	–

Total Institutional Service Class	2,529,104	3,049,651	958	20,657	10,130

Institutional Class Shares
Proceeds from shares issued	152,454,218	112,945,244	6,510,818	46,362,386	9,960,000
Dividends reinvested	10,347,853	22,734,670	3,740,965	3,423,853	129,978
Cost of shares redeemed(a)	(204,644,411)	(323,484,103)	(15,532,508)	(49,705,789)	–

Total Institutional Class	(41,842,340)	(187,804,189)	(5,280,725)	80,450	10,089,978

Change in net assets from capital transactions:	$(37,670,780)	$(183,133,565)	$(5,242,704)	$2,792,718	$10,130,434

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

82

Statements of Changes in Net Assets (concluded)

	Aberdeen Asia Bond Fund		Aberdeen Core Fixed Income Fund		Aberdeen Emerging Markets Debt Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)
SHARE TRANSACTIONS:
Class A Shares
Issued	129,269	115,448	20,221	82,375	1,000
Reinvested	2,860	1,201	13,319	10,615	12
Redeemed	(7,243)	(3,476)	(42,702)	(93,295)	–

Total Class A Shares	124,886	113,173	(9,162)	(305)	1,012

Class C Shares
Issued	22,022	34,948	28,230	249,792	1,000
Reinvested	521	30	8,812	1,403	9
Redeemed	–	–	(24,615)	(10,613)	–

Total Class C Shares	22,543	34,978	12,427	240,582	1,009

Class R Shares
Issued	–	919	–	–	1,000
Reinvested	20	14	–	–	11

Total Class R Shares	20	933	–	–	1,011

Institutional Service Class Shares
Issued	373,244	402,754	–	2,099	1,000
Reinvested	27,902	38,614	89	53	13
Redeemed	(175,704)	(160,471)	(3)	(302)	–

Total Institutional Service Class Shares	225,442	280,897	86	1,850	1,013

Institutional Class Shares
Issued	13,611,926	10,413,439	590,245	4,162,494	996,000
Reinvested	932,152	2,154,131	338,046	308,931	12,887
Redeemed	(18,260,318)	(29,848,357)	(1,396,151)	(4,485,552)	–

Total Institutional Class Shares	(3,716,240)	(17,280,787)	(467,860)	(14,127)	1,008,887

Total change in shares:	(3,343,349)	(16,850,806)	(464,509)	228,000	1,012,932

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

83

Statements of Changes in Net Assets

	Aberdeen Emerging Markets Debt Local Currency Fund		Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)		Year Ended October 31, 2012

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$968,415	$1,592,576	$188,218	$543,171	$1,889,656		$3,980,248
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	440,357	(1,578,971)	549,627	47,256	429,349		1,002,370
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	1,224,036	1,801,939	(1,056,976)	524,131	(788,774)		5,068,247

Changes in net assets resulting from operations	2,632,808	1,815,544	(319,131)	1,114,558	1,530,231		10,050,865

Distributions to Shareholders From:
Net investment income:
Class A	(8,130)	(2,405)	–	(73,953)	(171,651)		(347,494)
Class C	(3,997)	(479)	–	(18,409)	(19,856)		(54,870)
Class R	(19,565)	(2,120)	–	–	(49	)(a)	–
Institutional Service Class	(132)	(64)	–	(734,597)	(58	)(a)	–
Institutional Class	(439,803)	(181,839)	–	(6,819)	(1,698,042	)(b)	(3,577,880)
Net realized gains:
Class A	–	(4,469)	–	–	(98,516)		(12,369)
Class C	–	(3,177)	–	–	(20,999)		(2,470)
Class R	–	(4,951)	–	–	–		–
Institutional Service Class	–	(100)	–	–	–		–
Institutional Class	–	(282,057)	–	–	(880,763	)(b)	(119,291)
Tax return of capital:
Class A	–	(6,568)	–	–	–		–
Class C	–	(3,492)	–	–	–		–
Class R	–	(6,755)	–	–	–		–
Institutional Service Class	–	(155)	–	–	–		–
Institutional Class	–	(443,186)	–	–	–		–

Change in net assets from shareholder distributions	(471,627)	(941,817)	–	(833,778)	(2,889,934)		(4,114,374)

Change in net assets from capital transactions	16,983,882	(1,123,248)	(2,007,102)	(5,941,258)	(2,683,571)		(2,364,160)

Change in net assets	19,145,063	(249,521)	(2,326,233)	(5,660,478)	(4,043,274)		3,572,331

Net Assets:
Beginning of period	30,514,595	30,764,116	29,766,004	35,426,482	118,144,304		114,571,973

End of period	$49,659,658	$30,514,595	$27,439,771	$29,766,004	$114,101,030		$118,144,304

Accumulated net investment income/(loss) at end of period	$256,119	$(240,669)	$40,742	$(147,476)	$(88,726)		$(88,726)

(a)	For the period from February 25, 2013 (commencement of operations) through April 30, 2013.
(b)	Formerly Class D shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

84

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Debt Local Currency Fund		Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)		Year Ended October 31, 2012

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$580,409	$681,725	$117,466	$238,016	$742,557		$1,649,198
Dividends reinvested	7,968	13,009	–	48,444	192,749		232,657
Cost of shares redeemed(c)	(184,971)	(272,512)	(433,037)	(703,814)	(1,322,491)		(1,213,732)

Total Class A	403,406	422,222	(315,571)	(417,354)	(387,185)		668,123

Class C Shares
Proceeds from shares issued	234,165	79,100	40,455	118,471	122,004		561,093
Dividends reinvested	3,312	4,947	–	11,625	12,477		14,530
Cost of shares redeemed(c)	(87,031)	(166,205)	(223,653)	(231,704)	(1,363,141)		(343,755)

Total Class C	150,446	(82,158)	(183,198)	(101,608)	(1,228,660)		231,868

Class R Shares
Proceeds from shares issued	1,747,347	1,339,217	–	–	10,000	(a)	–
Dividends reinvested	19,565	13,826	–	–	43	(a)	–
Cost of shares redeemed(c)	(208,903)	(104,128)	–	–	–		–

Total Class R	1,558,009	1,248,915	–	–	10,043	(a)	–

Institutional Service Class Shares
Proceeds from shares issued	–	–	786,252	1,152,206	10,000	(a)	–
Dividends reinvested	132	318	–	694,226	52	(a)	–
Cost of shares redeemed(c)	–	–	(2,167,404)	(8,064,473)	–		–

Total Institutional Service Class	132	318	(1,381,152)	(6,218,041)	10,052	(a)	–

Institutional Class Shares
Proceeds from shares issued	15,191,471	16,659,715	23,622	1,027,871	103,202,257	(b)	841,433
Dividends reinvested	346,143	769,194	–	5,605	1,945,496	(b)	2,707,238
Cost of shares redeemed(c)	(665,725)	(20,141,454)	(150,803)	(237,731)	(106,235,574	)(b)	(6,812,822)

Total Institutional Class	14,871,889	(2,712,545)	(127,181)	795,745	(1,087,821	)(b)	(3,264,151)

Change in net assets from capital transactions:	$16,983,882	$(1,123,248)	$(2,007,102)	$(5,941,258)	$(2,683,571)		$(2,364,160)

(a)	For the period from February 25, 2013 (commencement of operations) through April 30, 2013.
(b)	Formerly Class D shares.
(c)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

85

Statements of Changes in Net Assets (concluded)

	Aberdeen Emerging Markets Debt Local Currency Fund		Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)		Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	58,628	73,967	11,092	22,859	68,653		154,902
Reinvested	805	1,384	–	4,719	17,920		21,758
Redeemed	(18,813)	(28,776)	(41,521)	(67,652)	(123,007)		(113,666)

Total Class A Shares	40,620	46,575	(30,429)	(40,074)	(36,434)		62,994

Class C Shares
Issued	23,705	8,267	3,913	11,543	11,227		52,410
Reinvested	335	544	–	1,139	1,160		1,359
Redeemed	(8,852)	(17,434)	(21,562)	(22,546)	(127,049)		(32,237)

Total Class C Shares	15,188	(8,623)	(17,649)	(9,864)	(114,662)		21,532

Class R Shares
Issued	176,394	142,645	–	–	933	(a)	–
Reinvested	1,976	1,436	–	–	4	(a)	–
Redeemed	(20,982)	(11,032)	–	–	–		–

Total Class R Shares	157,388	133,049	–	–	937	(a)	–

Institutional Service Class Shares
Issued	–	–	74,882	111,093	933	(a)	–
Reinvested	13	34	–	67,588	5	(a)	–
Redeemed	–	–	(206,243)	(774,594)	–		–

Total Institutional Service Class Shares	13	34	(131,361)	(595,913)	938	(a)	–

Institutional Class Shares
Issued	1,531,631	1,798,771	2,253	98,649	9,626,963	(b)	78,545
Reinvested	34,929	83,056	–	535	180,652	(b)	253,052
Redeemed	(67,385)	(2,197,533)	(14,361)	(22,940)	(9,908,175	)(b)	(637,963)

Total Institutional Class Shares	1,499,175	(315,706)	(12,108)	76,244	(100,560	)(b)	(306,366)

Total change in shares:	1,712,384	(144,671)	(191,547)	(569,607)	(249,781)		(221,840)

(a)	For the period from February 25, 2013 (commencement of operations) through April 30, 2013.
(b)	Formerly Class D shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

86

Statements of Changes in Net Assets

	Aberdeen Ultra-Short Duration Bond Fund		Aberdeen U.S. High Yield Bond Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Period Ended October 31, 2012 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$59,252	$239,969	$573,240	$719,487
Net realized gain from investments, futures contracts, swaps and foreign currency transactions	11,509	136,023	360,365	174,686
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(24,894)	116,248	507,399	175,867

Changes in net assets resulting from operations	45,867	492,240	1,441,004	1,070,040

Distributions to Shareholders From:
Net investment income:
Class A	(1,003)	(762)	(3,608)	(2,579)
Class C	–	–	(2,761)	(983)
Class R	–	–	(337)	(441)
Institutional Service Class	(93)	(100)	(366)	(476)
Institutional Class	(58,156)	(239,145)	(575,481)	(704,908)
Net realized gains:
Class A	(3,772)	(33)	(756)	–
Class C	–	–	(1,015)	–
Class R	–	–	(114)	–
Institutional Service Class	(214)	–	(114)	–
Institutional Class	(126,900)	(20,641)	(180,638)	–

Change in net assets from shareholder distributions	(190,138)	(260,681)	(765,190)	(709,387)

Change in net assets from capital transactions	(191,321)	(17,076,446)	474,205	16,695,541

Change in net assets	(335,592)	(16,844,887)	1,150,019	17,056,194

Net Assets:
Beginning of period	18,328,048	35,172,935	17,056,194	–

End of period	$17,992,456	$18,328,048	$18,206,213	$17,056,194

Accumulated net investment income/(loss) at end of period	$3,867	$3,867	$(7,100)	$2,213

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

87

Statements of Changes in Net Assets (continued)

	Aberdeen Ultra-Short Duration Bond Fund		Aberdeen U.S. High Yield Bond Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Period Ended October 31, 2012 (a)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$117,619	$478,351	$132,748	$66,955
Dividends reinvested	4,734	789	3,977	2,579
Cost of shares redeemed(a)	(31,341)	(106,492)	(12,312)	–

Total Class A	91,012	372,648	124,413	69,534

Class C Shares
Proceeds from shares issued	–	–	38,442	55,907
Dividends reinvested	–	–	1,684	678
Cost of shares redeemed(a)	–	–	(204)	–

Total Class C	–	–	39,922	56,585

Class R Shares
Proceeds from shares issued	–	–	–	10,000
Dividends reinvested	–	–	451	441

Total Class R	–	–	451	10,441

Institutional Service Class Shares
Proceeds from shares issued	–	26,075	–	10,000
Dividends reinvested	304	100	480	476
Cost of shares redeemed(a)	(15)	–	–	–

Total Institutional Service Class	289	26,175	480	10,476

Institutional Class Shares
Proceeds from shares issued	7,972,492	29,266,100	693,292	16,406,596
Dividends reinvested	57,427	44,281	750,235	697,149
Cost of shares redeemed(a)	(8,312,541)	(46,785,650)	(1,134,588)	(555,240)

Total Institutional Class	(282,622)	(17,475,269)	308,939	16,548,505

Change in net assets from capital transactions:	$(191,321)	$(17,076,446)	$474,205	$16,695,541

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

88

Statements of Changes in Net Assets (concluded)

	Aberdeen Ultra-Short Duration Bond Fund		Aberdeen U.S. High Yield Bond Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Period Ended October 31, 2012 (a)

SHARE TRANSACTIONS:
Class A Shares
Issued	11,684	47,613	12,792	6,718
Reinvested	473	78	384	259
Redeemed	(3,129)	(10,579)	(1,188)	–

Total Class A Shares	9,028	37,112	11,988	6,977

Class C Shares
Issued	–	–	3,780	5,539
Reinvested	–	–	163	68
Redeemed	–	–	(19)	–

Total Class C Shares	–	–	3,924	5,607

Class R Shares
Issued	–	–	–	1,000
Reinvested	–	–	44	44

Total Class R Shares	–	–	44	1,044

Institutional Service Class Shares
Issued	–	2,603	–	1,000
Reinvested	30	10	46	48
Redeemed	(2)	–	–	–

Total Institutional Service Class Shares	28	2,613	46	1,048

Institutional Class Shares
Issued	798,048	2,916,421	66,869	1,648,002
Reinvested	5,750	4,410	72,686	69,943
Redeemed	(830,350)	(4,658,758)	(109,502)	(54,580)

Total Institutional Class Shares	(26,552)	(1,737,927)	30,053	1,663,365

Total change in shares:	(17,496)	(1,698,202)	46,055	1,678,041

(a)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

89

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013*	$11.26	$0.16	$0.11	$0.27	$(0.19)	$(0.07)	$–	$(0.26)	$–	$11.27
Period Ended October 31, 2012(g)	10.92	0.23	0.29	0.52	(0.18)	–	–	(0.18)	–	11.26
Class C Shares
Six Months Ended April 30, 2013*	11.24	0.12	0.10	0.22	(0.16)	(0.07)	–	(0.23)	–	11.23
Period Ended October 31, 2012(g)	10.92	0.17	0.31	0.48	(0.16)	–	–	(0.16)	–	11.24
Class R Shares
Six Months Ended April 30, 2013*	11.27	0.14	0.11	0.25	(0.17)	(0.07)	–	(0.24)	–	11.28
Period Ended October 31, 2012(g)	10.92	0.22	0.29	0.51	(0.16)	–	–	(0.16)	–	11.27
Institutional Service Class Shares
Six Months Ended April 30, 2013*	11.27	0.16	0.12	0.28	(0.20)	(0.07)	–	(0.27)	–	11.28
Year Ended October 31, 2012	10.99	0.35	0.38	0.73	(0.45)	–	–	(0.45)	–	11.27
Year Ended October 31, 2011	11.44	0.39	0.03	0.42	(0.87)	–	–	(0.87)	–	10.99
Period Ended October 31, 2010(i)	10.36	0.37	0.86	1.23	(0.15)	–	–	(0.15)	–	11.44
Institutional Class Shares
Six Months Ended April 30, 2013*	11.27	0.17	0.10	0.27	(0.19)	(0.07)	–	(0.26)	–	11.28
Year Ended October 31, 2012	11.00	0.38	0.36	0.74	(0.47)	–	–	(0.47)	–	11.27
Year Ended October 31, 2011	11.44	0.42	0.03	0.45	(0.89)	–	–	(0.89)	–	11.00
Year Ended October 31, 2010	10.04	0.42	1.13	1.55	(0.15)	–	–	(0.15)	–	11.44
Year Ended October 31, 2009	7.94	0.37	2.05	2.42	–	–	(0.32)	(0.32)	–	10.04
Year Ended October 31, 2008	10.23	0.43	(2.41)	(1.98)	(0.17)	(0.01)	(0.13)	(0.31)	–	7.94

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semi-Annual Report 2013

90

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

2.43%		$2,683	0.95%	2.94%	0.98%	40.25%
4.87%		1,275	0.92%	3.14%	0.99%	62.96%

1.98%		646	1.70%	2.16%	1.73%	40.25%
4.44%		393	1.67%	2.31%	1.74%	62.96%

2.28	%(h)	11	1.20%	2.63%	1.23%	40.25%
4.76%		11	1.17%	2.97%	1.24%	62.96%

2.43%		15,001	0.91%	2.94%	0.94%	40.25%
6.93%		12,449	0.93%	3.21%	0.97%	62.96%
3.75%		9,059	0.91%	3.57%	0.92%	71.15%
12.20%		1,654	0.65%	4.02%	0.80%	42.77%

2.54	%(h)	426,116	0.70%	3.14%	0.73%	40.25%
7.07	%(h)	467,668	0.69%	3.46%	0.72%	62.96%
3.97%		646,246	0.66%	3.84%	0.67%	71.15%
15.55%		536,080	0.65%	3.88%	0.71%	42.77%
30.73%		253,573	0.65%	4.10%	0.68%	83.54%
(19.87%)		278,400	0.61%	4.22%	0.61%	96.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	For the period from January 5, 2010 (commencement of operations) through October 31, 2010.

2013 Semi-Annual Report

91

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Core Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013*(f)	$11.32	$0.11	$0.03	$0.14	$(0.11)	$(0.30)	$(0.41)	$11.05
Year Ended October 31, 2012(f)	10.94	0.26	0.47	0.73	(0.26)	(0.09)	(0.35)	11.32
Year Ended October 31, 2011(f)	11.61	0.35	0.08	0.43	(0.39)	(0.71)	(1.10)	10.94
Period Ended October 31, 2010(f)(g)	11.44	0.12	0.14	0.26	(0.09)	–	(0.09)	11.61
Year Ended July 31, 2010(f)	10.99	0.41	0.43	0.84	(0.38)	(0.01)	(0.39)	11.44
Year Ended July 31, 2009(f)	10.70	0.44	0.28	0.72	(0.43)	–	(0.43)	10.99
Year Ended July 31, 2008	10.62	0.48	0.07	0.55	(0.47)	–	(0.47)	10.70
Class C Shares
Six Months Ended April 30, 2013*(f)	11.31	0.07	0.02	0.09	(0.07)	(0.30)	(0.37)	11.03
Year Ended October 31, 2012(f)	10.92	0.17	0.50	0.67	(0.19)	(0.09)	(0.28)	11.31
Year Ended October 31, 2011(f)	11.57	0.25	0.12	0.37	(0.31)	(0.71)	(1.02)	10.92
Period Ended October 31, 2010(f)(g)	11.42	0.09	0.13	0.22	(0.07)	–	(0.07)	11.57
Year Ended July 31, 2010(f)	10.97	0.31	0.45	0.76	(0.30)	(0.01)	(0.31)	11.42
Year Ended July 31, 2009(f)	10.67	0.36	0.29	0.65	(0.35)	–	(0.35)	10.97
Year Ended July 31, 2008	10.60	0.40	0.06	0.46	(0.39)	–	(0.39)	10.67
Institutional Service Class Shares
Six Months Ended April 30, 2013*(f)	11.39	0.13	0.03	0.16	(0.13)	(0.30)	(0.43)	11.12
Year Ended October 31, 2012(f)	10.99	0.29	0.50	0.79	(0.30)	(0.09)	(0.39)	11.39
Year Ended October 31, 2011(f)	11.61	0.39	0.12	0.51	(0.42)	(0.71)	(1.13)	10.99
Period Ended October 31, 2010(f)(g)	11.47	0.13	0.12	0.25	(0.11)	–	(0.11)	11.61
Period Ended July 31, 2010(f)(h)	11.40	0.02	0.07	0.09	(0.02)	–	(0.02)	11.47
Institutional Class Shares
Six Months Ended April 30, 2013*(f)	11.39	0.13	0.03	0.16	(0.13)	(0.30)	(0.43)	11.12
Year Ended October 31, 2012(f)	11.00	0.30	0.48	0.78	(0.30)	(0.09)	(0.39)	11.39
Year Ended October 31, 2011(f)	11.67	0.39	0.07	0.46	(0.42)	(0.71)	(1.13)	11.00
Period Ended October 31, 2010(f)(g)	11.51	0.13	0.13	0.26	(0.10)	–	(0.10)	11.67
Year Ended July 31, 2010(f)	11.05	0.41	0.47	0.88	(0.41)	(0.01)	(0.42)	11.51
Year Ended July 31, 2009(f)	10.76	0.47	0.28	0.75	(0.46)	–	(0.46)	11.05
Year Ended July 31, 2008	10.68	0.51	0.07	0.58	(0.50)	–	(0.50)	10.76

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semi-Annual Report 2013

92

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Core Fixed Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

1.33%	$4,200	0.78%	2.01%	0.88%	165.12%
6.89%	4,409	0.78%	2.38%	0.88%	370.19%
4.24%	4,262	0.74%	3.24%	0.79%	377.38%
2.31%	2,985	0.72%	4.19%	0.72%	166.80%
7.81%	3,085	1.07%	3.38%	1.35%	84.40%
6.93%	3,356	1.01%	4.10%	1.31%	46.98%
5.21%	3,259	0.94%	4.42%	1.24%	65.72%

0.88%	2,983	1.50%	1.29%	1.61%	165.12%
6.23%	2,918	1.50%	1.50%	1.61%	370.19%
3.56%	191	1.49%	2.37%	1.54%	377.38%
2.04%	17	1.47%	3.25%	1.47%	166.80%
7.03%	10	1.80%	2.78%	1.95%	84.40%
6.24%	462	1.76%	3.36%	1.91%	46.98%
4.34%	860	1.69%	3.67%	1.84%	65.72%

1.47%	26	0.50%	2.29%	0.61%	165.12%
7.26%	26	0.50%	2.62%	0.60%	370.19%
4.55%	5	0.43%	3.58%	0.54%	377.38%
2.32%	1	0.39%	4.58%	0.39%	166.80%
0.79%	1	0.33%	3.31%	0.38%	84.40%

1.47%	95,209	0.50%	2.29%	0.61%	165.12%
7.25%	102,907	0.50%	2.66%	0.60%	370.19%
4.49%	99,545	0.49%	3.53%	0.54%	377.38%
2.28%	182,775	0.47%	4.43%	0.47%	166.80%
8.12%	196,885	0.76%	3.64%	0.90%	84.40%
7.15%	198,268	0.76%	4.32%	0.91%	46.98%
5.44%	278,815	0.69%	4.64%	0.84%	65.72%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	The Fund changed its fiscal year end from July 31 to October 31. This line represents the period from August 1, 2010 to October 31, 2010.
(h)	For the period from July 12, 2010 (commencement of operations) through July 31, 2010.

2013 Semi-Annual Report

93

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013*	$10.00	$0.18	$0.18	$0.36	$(0.12)	$(0.12)	$10.24
Class C Shares
Six Months Ended April 30, 2013*	10.00	0.14	0.18	0.32	(0.09)	(0.09)	10.23
Class R Shares
Six Months Ended April 30, 2013*	10.00	0.17	0.17	0.34	(0.11)	(0.11)	10.23
Institutional Service Class Shares
Six Months Ended April 30, 2013*	10.00	0.19	0.18	0.37	(0.13)	(0.13)	10.24
Institutional Class Shares
Six Months Ended April 30, 2013*	10.00	0.19	0.18	0.37	(0.13)	(0.13)	10.24

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semi-Annual Report 2013

94

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

3.63%	$10	1.15%	3.65%	2.22%	31.47%

3.24%	10	1.90%	2.90%	2.97%	31.47%

3.43%	10	1.40%	3.40%	2.47%	31.47%

3.72%	10	0.90%	3.90%	1.97%	31.47%

3.72%	10,328	0.90%	3.87%	1.97%	31.47%

(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2013 Semi-Annual Report

95

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Local Currency Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013*	$9.65	$0.23	$0.42	$0.65	$(0.12)	$–	$–	$(0.12)	$10.18
Year Ended October 31, 2012	9.30	0.49	0.15	0.64	(0.05)	(0.10)	(0.14)	(0.29)	9.65
Period Ended October 31, 2011(g)	10.00	0.21	(0.77)	(0.56)	(0.07)	(0.03)	(0.04)	(0.14)	9.30
Class C Shares
Six Months Ended April 30, 2013*	9.63	0.19	0.42	0.61	(0.09)	–	–	(0.09)	10.15
Year Ended October 31, 2012	9.28	0.42	0.14	0.56	(0.01)	(0.10)	(0.10)	(0.21)	9.63
Period Ended October 31, 2011(g)	10.00	0.18	(0.77)	(0.59)	(0.06)	(0.03)	(0.04)	(0.13)	9.28
Class R Shares
Six Months Ended April 30, 2013*	9.64	0.22	0.42	0.64	(0.11)	–	–	(0.11)	10.17
Year Ended October 31, 2012	9.30	0.44	0.18	0.62	(0.04)	(0.10)	(0.14)	(0.28)	9.64
Period Ended October 31, 2011(g)	10.00	0.20	(0.77)	(0.57)	(0.06)	(0.03)	(0.04)	(0.13)	9.30
Institutional Service Class Shares
Six Months Ended April 30, 2013*	9.65	0.24	0.43	0.67	(0.13)	–	–	(0.13)	10.19
Year Ended October 31, 2012	9.30	0.51	0.15	0.66	(0.06)	(0.10)	(0.15)	(0.31)	9.65
Period Ended October 31, 2011(g)	10.00	0.22	(0.77)	(0.55)	(0.08)	(0.03)	(0.04)	(0.15)	9.30
Institutional Class Shares
Six Months Ended April 30, 2013*	9.65	0.24	0.43	0.67	(0.13)	–	–	(0.13)	10.19
Year Ended October 31, 2012	9.31	0.51	0.14	0.65	(0.06)	(0.10)	(0.15)	(0.31)	9.65
Period Ended October 31, 2011(g)	10.00	0.23	(0.77)	(0.54)	(0.08)	(0.03)	(0.04)	(0.15)	9.31

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semi-Annual Report 2013

96

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Local Currency Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

6.74%		$971	1.19%	4.78%	1.57%	28.20%
7.05%		528	1.17%	5.25%	2.10%	74.49%
(5.60%)		76	1.15%	4.50%	2.07%	34.36%

6.40%		443	1.90%	3.93%	2.28%	28.20%
6.13%		274	1.90%	4.49%	2.83%	74.49%
(5.94%)		344	1.90%	3.80%	2.80%	34.36%

6.63%		2,964	1.54%	4.50%	1.92%	28.20%
6.79%		1,292	1.65%	4.67%	2.58%	74.49%
(5.73%)		9	1.40%	4.11%	2.33%	34.36%

6.94%		11	0.90%	4.91%	1.29%	28.20%
7.26%		10	0.90%	5.49%	1.83%	74.49%
(5.54%)		9	0.90%	4.60%	1.83%	34.36%

6.94%		45,271	0.90%	4.96%	1.29%	28.20%
7.15	%(h)	28,411	0.90%	5.49%	1.83%	74.49%
(5.54%)		30,325	0.90%	4.67%	1.82%	34.36%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 2, 2011 (commencement of operations) through October 31, 2011.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2013 Semi-Annual Report

97

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013*	$10.61	$0.07	$(0.18)	$(0.11)	$–	$–	$–	$10.50
Year Ended October 31, 2012	10.50	0.17	0.19	0.36	(0.25)	(0.25)	–	10.61
Year Ended October 31, 2011	10.89	0.22	(0.10)	0.12	(0.51)	(0.51)	–	10.50
Year Ended October 31, 2010	10.42	0.23	0.53	0.76	(0.29)	(0.29)	–	10.89
Year Ended October 31, 2009	9.08	0.26	1.76	2.02	(0.68)	(0.68)	–	10.42
Year Ended October 31, 2008	10.27	0.33	(0.96)	(0.63)	(0.56)	(0.56)	–	9.08
Class C Shares
Six Months Ended April 30, 2013*	10.55	0.03	(0.19)	(0.16)	–	–	–	10.39
Year Ended October 31, 2012	10.44	0.09	0.21	0.30	(0.19)	(0.19)	–	10.55
Year Ended October 31, 2011	10.84	0.14	(0.10)	0.04	(0.44)	(0.44)	–	10.44
Year Ended October 31, 2010	10.38	0.15	0.54	0.69	(0.23)	(0.23)	–	10.84
Year Ended October 31, 2009	9.07	0.19	1.75	1.94	(0.63)	(0.63)	–	10.38
Year Ended October 31, 2008	10.25	0.24	(0.94)	(0.70)	(0.48)	(0.48)	–	9.07
Institutional Service Class Shares
Six Months Ended April 30, 2013*	10.62	0.07	(0.18)	(0.11)	–	–	–	10.51
Year Ended October 31, 2012	10.51	0.18	0.19	0.37	(0.26)	(0.26)	–	10.62
Year Ended October 31, 2011	10.90	0.24	(0.09)	0.15	(0.54)	(0.54)	–	10.51
Year Ended October 31, 2010	10.44	0.26	0.52	0.78	(0.32)	(0.32)	–	10.90
Year Ended October 31, 2009	9.09	0.29	1.75	2.04	(0.69)	(0.69)	–	10.44
Year Ended October 31, 2008	10.27	0.35	(0.95)	(0.60)	(0.58)	(0.58)	–	9.09
Institutional Class Shares
Six Months Ended April 30, 2013*	10.64	0.08	(0.18)	(0.10)	–	–	–	10.54
Year Ended October 31, 2012	10.52	0.17	0.23	0.40	(0.28)	(0.28)	–	10.64
Year Ended October 31, 2011	10.91	0.25	(0.10)	0.15	(0.54)	(0.54)	–	10.52
Year Ended October 31, 2010	10.45	0.24	0.53	0.77	(0.31)	(0.31)	–	10.91
Period Ended October 31, 2009(g)	9.80	0.07	0.63	0.70	(0.05)	(0.05)	–	10.45

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

98

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

(1.04%)	$2,432	1.17%	1.28%	1.46%	106.56%
3.56%	2,781	1.21%	1.61%	1.51%	135.98%
1.34%	3,172	1.22%	2.13%	1.38%	199.69%
7.53%	4,053	1.20%	2.22%	1.69%	256.30%
23.12%	3,827	1.23%	2.69%	2.04%	186.07%
(6.63%)	3,986	1.20%	3.17%	2.00%	62.00%

(1.52%)	769	1.92%	0.54%	2.21%	106.56%
2.90%	967	1.95%	0.86%	2.25%	135.98%
0.51%	1,060	1.95%	1.38%	2.11%	199.69%
6.76%	1,237	1.95%	1.44%	2.45%	256.30%
22.17%	916	1.95%	1.95%	2.76%	186.07%
(7.25%)	667	1.95%	2.42%	2.75%	62.00%

(1.04%)	23,524	1.09%	1.37%	1.38%	106.56%
3.64%	25,168	1.13%	1.69%	1.42%	135.98%
1.58%	31,156	0.99%	2.33%	1.31%	199.69%
7.66%	36,649	0.95%	2.47%	1.44%	256.30%
23.42%	40,289	0.95%	3.01%	1.77%	186.07%
(6.29%)	42,034	0.95%	3.42%	1.74%	62.00%

(0.94%)	714	0.92%	1.54%	1.21%	106.56%
3.93%	850	0.95%	1.68%	1.25%	135.98%
1.60%	38	0.95%	2.35%	1.11%	199.69%
7.64%	26	0.95%	2.29%	1.47%	256.30%
7.12%	5	0.95%	2.44%	1.44%	186.07%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

2013 Semi-Annual Report

99

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013*(f)	$10.86	$0.16	$(0.04)	$0.12	$(0.16)	$(0.09)	$(0.25)	$10.73
Year Ended October 31, 2012(f)	10.32	0.34	0.55	0.89	(0.34)	(0.01)	(0.35)	10.86
Year Ended October 31, 2011(f)	10.37	0.35	(0.03)	0.32	(0.35)	(0.02)	(0.37)	10.32
Year Ended October 31, 2010(f)	10.06	0.39	0.27	0.66	(0.35)	–	(0.35)	10.37
Year Ended October 31, 2009	9.38	0.39	0.68	1.07	(0.39)	–	(0.39)	10.06
Year Ended October 31, 2008	10.23	0.41	(0.72)	(0.31)	(0.41)	(0.13)	(0.54)	9.38
Class C Shares
Six Months Ended April 30, 2013*(f)	10.85	0.12	(0.04)	0.08	(0.12)	(0.09)	(0.21)	10.72
Year Ended October 31, 2012(f)	10.31	0.26	0.55	0.81	(0.26)	(0.01)	(0.27)	10.85
Year Ended October 31, 2011(f)	10.34	0.27	(0.01)	0.26	(0.27)	(0.02)	(0.29)	10.31
Year Ended October 31, 2010(f)	10.04	0.30	0.27	0.57	(0.27)	–	(0.27)	10.34
Year Ended October 31, 2009	9.36	0.31	0.68	0.99	(0.31)	–	(0.31)	10.04
Year Ended October 31, 2008	10.20	0.34	(0.71)	(0.37)	(0.34)	(0.13)	(0.47)	9.36
Class R Shares
Period Ended April 30, 2013*(f)(g)	10.72	0.05	0.02	0.07	(0.05)	–	(0.05)	10.74
Institutional Service Class Shares
Period Ended April 30, 2013*(f)(g)	10.72	0.06	0.02	0.08	(0.06)	–	(0.06)	10.74
Institutional Class Shares(i)
Six Months Ended April 30, 2013*(f)	10.87	0.18	0.97	1.15	(1.18)	(0.09)	(1.27)	10.75
Year Ended October 31, 2012(f)	10.33	0.37	0.55	0.92	(0.37)	(0.01)	(0.38)	10.87
Year Ended October 31, 2011(f)	10.37	0.37	(0.02)	0.35	(0.37)	(0.02)	(0.39)	10.33
Year Ended October 31, 2010(f)	10.06	0.41	0.27	0.68	(0.37)	–	(0.37)	10.37
Year Ended October 31, 2009	9.38	0.41	0.68	1.09	(0.41)	–	(0.41)	10.06
Year Ended October 31, 2008	10.23	0.44	(0.72)	(0.28)	(0.44)	(0.13)	(0.57)	9.38

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts	listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semi-Annual Report 2013

100

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

1.17%		$10,893	0.88%	3.06%	0.89%	1.41%
8.74%		11,416	0.94%	3.18%	0.94%	13.27%
3.20%		10,200	0.94%	3.44%	0.94%	11.48%
6.64%		9,879	0.93%	3.43%	0.94%	15.29%
11.55%		9,023	0.92%	3.93%	1.11%	39.66%
(3.22%)		7,707	0.96%	4.10%	1.02%	8.07%

0.80%		1,153	1.62%	2.29%	1.63%	1.41%
7.95%		2,410	1.68%	2.43%	1.68%	13.27%
2.64%		2,069	1.68%	2.69%	1.68%	11.48%
5.77%		2,854	1.68%	2.70%	1.69%	15.29%
10.74%		3,900	1.68%	3.17%	1.87%	39.66%
(3.85%)		3,012	1.70%	3.40%	1.79%	8.07%

0.68	%(h)	10	1.10%	2.82%	1.14%	1.41%

0.77%		10	0.62%	3.31%	0.65%	1.41%

1.40%		102,034	0.62%	3.31%	0.64%	1.41%
9.02%		104,318	0.68%	3.43%	0.68%	13.27%
3.57%		102,304	0.68%	3.69%	0.68%	11.48%
6.91%		110,180	0.68%	3.68%	0.69%	15.29%
11.81%		110,362	0.68%	4.19%	0.88%	39.66%
(2.96%)		108,326	0.70%	4.37%	0.76%	8.07%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from February 25, 2013 (commencement of operations) through April 30, 2013.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	Formerly Class D shares.

2013 Semi-Annual Report

101

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013*	$10.09	$0.02	$(0.01)	$0.01	$(0.02)	$(0.08)	$(0.10)	$10.00
Period Ended October 31, 2012(g)	10.00	0.05	0.09	0.14	(0.04)	(0.01)	(0.05)	10.09
Institutional Service Class Shares
Six Months Ended April 30, 2013*	10.07	0.04	–	0.04	(0.04)	(0.08)	(0.12)	9.99
Period Ended October 31, 2012(i)	10.00	0.06	0.07	0.13	(0.06)	–	(0.06)	10.07
Institutional Class Shares
Six Months Ended April 30, 2013*	10.08	0.03	–	0.03	(0.04)	(0.08)	(0.12)	9.99
Year Ended October 31, 2012	10.00	0.07	0.09	0.16	(0.07)	(0.01)	(0.08)	10.08
Period Ended October 31, 2011(j)	10.00	0.05	(0.01)	0.04	(0.04)	–	(0.04)	10.00

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semi-Annual Report 2013

102

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

0.14%		$461	0.65%	0.45%	1.17%	49.32%
1.40%		374	0.65%	0.51%	1.05%	166.04%

0.37	%(h)	26	0.40%	0.71%	0.92%	49.32%
1.28	%(h)	26	0.40%	0.75%	0.80%	166.04%

0.27%		17,505	0.40%	0.70%	0.92%	49.32%
1.60	%(h)	17,927	0.40%	0.72%	0.80%	166.04%
0.54%		35,173	0.40%	0.52%	0.74%	166.41%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 22, 2011 (commencement of operations) through October 31, 2012.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	For the period from January 20, 2012 (commencement of operations) through October 31, 2012.
(j)	For the period from November 30, 2010 (commencement of operations) to October 31, 2011.

2013 Semi-Annual Report

103

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. High Yield Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013*	$10.16	$0.32	$0.52	$0.84	$(0.33)	$(0.11)	$(0.44)	$10.56
Period Ended October 31, 2012(g)	10.00	0.49	0.12	0.61	(0.45)	–	(0.45)	10.16
Class C Shares
Six Months Ended April 30, 2013*	10.15	0.28	0.52	0.80	(0.29)	(0.11)	(0.40)	10.55
Period Ended October 31, 2012(g)	10.00	0.43	0.13	0.56	(0.41)	–	(0.41)	10.15
Class R Shares
Six Months Ended April 30, 2013*	10.17	0.31	0.51	0.82	(0.32)	(0.11)	(0.43)	10.56
Period Ended October 31, 2012(g)	10.00	0.46	0.14	0.60	(0.43)	–	(0.43)	10.17
Institutional Service Class Shares
Six Months Ended April 30, 2013*	10.16	0.34	0.51	0.85	(0.34)	(0.11)	(0.45)	10.56
Period Ended October 31, 2012(g)	10.00	0.49	0.14	0.63	(0.47)	–	(0.47)	10.16
Institutional Class Shares
Six Months Ended April 30, 2013*	10.16	0.34	0.51	0.85	(0.34)	(0.11)	(0.45)	10.56
Period Ended October 31, 2012(g)	10.00	0.50	0.13	0.63	(0.47)	–	(0.47)	10.16

*	Unaudited
(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

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104

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. High Yield Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

8.42%		$200	1.05%	6.28%	1.59%	66.32%
6.28%		71	1.05%	7.30%	2.09%	80.40%

8.03%		101	1.80%	5.57%	2.32%	66.32%
5.71%		57	1.80%	6.35%	2.84%	80.40%

8.18	%(h)	11	1.30%	6.05%	1.82%	66.32%
6.20%		11	1.30%	6.83%	2.34%	80.40%

8.55%		12	0.80%	6.55%	1.32%	66.32%
6.45%		11	0.80%	7.33%	1.84%	80.40%

8.55%		17,882	0.80%	6.56%	1.32%	66.32%
6.45%		16,907	0.80%	7.40%	1.84%	80.40%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

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105

Notes to Financial Statements

April 30, 2013 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2013, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2013, the Trust operated twenty-four (24) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eight (8) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia Bond Fund (“Asia Bond Fund”)
–	Aberdeen Core Fixed Income Fund (“Core Fixed Income Fund”)
–	Aberdeen Emerging Markets Debt Fund (“Emerging Markets Debt Fund”)
–	Aberdeen Emerging Markets Debt Local Currency Fund (“Emerging Markets Debt Local Currency Fund”)
–	Aberdeen Global Fixed Income Fund (“Global Fixed Income Fund”)
–	Aberdeen Tax-Free Income Fund (“Tax-Free Income Fund”)
–	Aberdeen Ultra-Short Duration Bond Fund (“Ultra-Short Duration Bond Fund”)
–	Aberdeen U.S. High Yield Bond Fund (“U.S. High Yield Bond Fund”)

The Aberdeen Emerging Markets Debt Fund commenced operations on November 1, 2012.

On December 5, 2012, the Board of Trustees of Aberdeen Funds, on behalf of the Aberdeen Tax-Free Income Fund (the “Fund”), approved the conversion of all Class D shares of the Fund into Institutional Class shares of the Fund (the “Conversion”). The Conversion became effective February 25, 2013.

The Fund ceased to offer Class D shares prior to the Conversion, and began to offer Class R, Institutional Class and Institutional Service Class shares of the Fund after the Conversion.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

(a)	Security Valuation

The Funds are required to value their securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper, and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Debt and other fixed-income securities are determined as Level 2 investments.

Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the fair value of a security is determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the

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106

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity
Forward foreign currency contracts	Forward exchange rate quotations
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures

The following is a summary of the inputs used as of April 30, 2013, in valuing the Funds’ investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia Bond Fund
Investments in Securities
Corporate Bonds	–	143,057,418	–	143,057,418
Government Bonds	–	267,294,706	–	267,294,706
Government Agencies	–	24,748,658	–	24,748,658
Other Financial Instruments
Assets
Futures Contracts	365,440	–	–	365,440
Forward Foreign Currency Exchange Contracts	–	3,194,082	–	3,194,082
Liabilities
Futures Contracts	(1,301,323)	–	–	(1,301,323)
Forward Foreign Currency Exchange Contracts	–	(2,505,744)	–	(2,505,744)

	(935,883)	435,789,120	–	434,853,237

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107

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Core Fixed Income Fund
Investments in Securities
Asset-Backed Securities	–	6,019,159	–	6,019,159
Commercial Mortgage-Backed Securities	–	6,892,008	–	6,892,008
Residential Mortgage-Backed Securities	–	5,054,848	–	5,054,848
Corporate Bonds	–	34,148,715	–	34,148,715
Municipal Bonds	–	2,227,313	–	2,227,313
U.S. Agencies	–	36,476,996	–	36,476,996
U.S. Treasuries	–	10,567,812	–	10,567,812
Repurchase Agreement	–	2,368,000	–	2,368,000
Other Financial Instruments
Liabilities
Futures Contracts	(12,265)	–	–	(12,265)

	(12,265)	103,754,851	–	103,742,586

Emerging Markets Debt Fund
Investments in Securities
Corporate Bonds	–	731,703	–	731,703
Government Bonds	–	8,054,207	–	8,054,207
Government Agencies	–	480,630	–	480,630
Repurchase Agreement	–	1,004,000	–	1,004,000
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	7,181	–	7,181
Liabilities
Forward Foreign Currency Exchange Contracts	–	(7,035)	–	(7,035)

	–	10,270,686	–	10,270,686

Emerging Markets Debt Local Currency Fund
Investments in Securities
Corporate Bonds	–	2,862,508	–	2,862,508
Government Bonds	–	37,815,253	–	37,815,253
Government Agencies	–	3,721,673	–	3,721,673
Repurchase Agreement	–	3,896,000	–	3,896,000
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	159,493	–	159,493
Liabilities
Forward Foreign Currency Exchange Contracts	–	(66,495)	–	(66,495)

	–	48,388,432	–	48,388,432

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108

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Global Fixed Income Fund
Investments in Securities
Asset-Backed Securities	–	173,315	–	173,315
Commercial Mortgage-Backed Securities	–	583,092	–	583,092
Residential Mortgage-Backed Securities	–	546,603	–	546,603
Corporate Bonds	–	10,035,169	–	10,035,169
Municipal Bonds	–	292,768	–	292,768
Government Bonds	–	10,728,477	–	10,728,477
U.S. Agencies	–	2,178,811	–	2,178,811
U.S. Treasuries	–	1,881,897	–	1,881,897
Repurchase Agreement	–	138,000	–	138,000
Other Financial Instruments
Assets
Futures Contracts	32,803	–	–	32,803
Forward Foreign Currency Exchange Contracts	–	25,417	–	25,417
Liabilities
Futures Contracts	(48,591)	–	–	(48,591)
Forward Foreign Currency Exchange Contracts	–	(16,491)	–	(16,491)

	(15,788)	26,567,058	–	26,551,270

Tax-Free Income Fund
Investments in Securities
Municipal Bonds	–	111,441,307	–	111,441,307
Repurchase Agreement	–	1,321,000	–	1,321,000

	–	112,762,307	–	112,762,307

Ultra-Short Duration Bond Fund
Investments in Securities
Asset-Backed Securities	–	1,466,302	–	1,466,302
Corporate Bonds	–	11,196,849	–	11,196,849
U.S. Agencies	–	4,725,619	–	4,725,619
U.S. Treasuries	–	50,011	–	50,011
Repurchase Agreement	–	646,000	–	646,000

	–	18,084,781	–	18,084,781

U.S. High Yield Bond Fund
Investments in Securities
Corporate Bonds	–	17,613,038	–	17,613,038
Repurchase Agreement	–	543,000	–	543,000
Other Financial Instruments
Assets
Credit Default Swaps Contracts	–	111,008	–	111,008
Liabilities
Forward Foreign Currency Exchange Contracts	–	(9,431)	–	(9,431)
Credit Default Swaps Contracts	–	(79,855)	–	(79,855)

	–	18,177,760	–	18,177,760

Amounts listed as “–” are $0 or round to $0.

2013 Semi-Annual Report

109

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the period ended April 30, 2013, there were no transfers between Levels. For the period ended April 30, 2013, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited.

(c)	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d)	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

(e)	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. During the six month period, the funds used currency forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that a Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered.

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110

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the six month period, futures contracts were used to manage the interest rate risks and raise the efficiency of the Fund. The Asia Bond Fund used futures contracts specifically to manage interest rate risk in Korea as well as to hedge duration risk with respect to the U.S. Dollar credit portfolio.

Swaps

Certain Funds enter into swaps to efficiently gain or hedge interest rate or currency risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, a Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. A Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions.

Certain Funds are a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by certain Funds and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Credit Default Swaps

Certain Funds use credit default swap contracts to limit or reduce risk exposure of defaults of corporate and sovereign issuers (i.e., to reduce risk when a Fund owns or has exposure to such issuers), or to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which a Fund is not otherwise exposed. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation. During the six months, credit default swaps were used in U.S. High Yield Fund to adjust its exposure to the high yield bond sector and/or sell/buy protection on the credit risk of individual issuers. Credit default swaps were also used as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.

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111

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

Interest Rate Swaps

Certain Funds may invest in interest rate swap contracts. A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Swap contracts may have a term of one to ten years, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund in accordance with the terms of the contract based on the closing level of the relevant index or security and interest accrual through the valuation date. Changes in the value of swap contracts are recorded as unrealized gains or losses. Periodic cash settlements on interest rate swaps are recorded as realized gains or losses.

Entering into a swap contract involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Notional principal amounts are used to express the extent of involvement in the transactions, but are not delivered under the contracts. Accordingly, credit risk is limited to any amounts receivable from the counterparty. To reduce credit risk from potential counterparty default, a Fund enters into swap contracts with counterparties whose creditworthiness has been approved by the Board. A Fund bears the interest rate and market risk arising from any change in index or security values or interest rates. During the six months, the Asia Bond Fund had moderate usage of interest swaps to manage the Fund’s underlying interest rate risk. More specifically, this involves hedging or adding to duration while potentially reducing the need to transact in large bond trades.

Summary of Derivative Instruments

Each Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2013:

Asia Bond Fund	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2013		Period Ended April 30, 2013
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$3,194,082	Unrealized depreciation on forward currency exchange contracts	$2,505,744
Futures contracts
(interest rate risk)*	Unrealized appreciation on futures contracts	$365,440	Unrealized depreciation on futures contracts	$1,301,323
Total		$3,559,522		$3,807,067

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2013

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Forward foreign exchange contracts
(foreign exchange risk)		$1,755,717	$(1,028,711)
Futures contracts
(interest rate risk)		$(644,357)	$(855,284)
Total		$1,111,360	$(1,883,995)

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112

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

Core Fixed Income Fund	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2013		Period Ended April 30, 2013
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts
(interest rate risk)*	Unrealized appreciation on futures contracts	$–	Unrealized depreciation on futures contracts	$12,265
Total		$–		$12,265

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2013

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Futures contracts
(interest rate risk)		$(15,278)	$(10,392)
Total		$(15,278)	$(10,392)

Emerging Markets Debt Fund	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2013		Period Ended April 30, 2013
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$7,181	Unrealized depreciation on forward currency exchange contracts	$7,035
Total		$7,181		$7,035

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2013

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Forward foreign exchange contracts
(foreign exchange risk)		$2,304	$146
Total		$2,304	$146

2013 Semi-Annual Report

113

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

Emerging Markets Debt Local Currency Fund	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2013		Period Ended April 30, 2013
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$159,493	Unrealized depreciation on forward currency exchange contracts	$66,495
Total		$159,493		$66,495

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2013

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Forward foreign exchange contracts
(foreign exchange risk)		$205,674	$(15,258)
Total		$205,674	$(15,258)

Global Fixed Income Fund	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2013		Period Ended April 30, 2013
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$25,417	Unrealized depreciation on forward currency exchange contracts	$16,491
Futures contracts
(interest rate risk)*	Unrealized appreciation on futures contracts	$32,803	Unrealized depreciation on futures contracts	$48,591
Total		$58,220		$65,082

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Semi-Annual Report 2013

114

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2013

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Forward foreign exchange contracts
(foreign exchange risk)		$(325,841)	$(13,029)
Futures contracts
(interest rate risk)		$121,858	$(42,921)
Total		$(203,983)	$(55,950)

Ultra-Short Duration Bond Fund

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2013

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Futures contracts
(interest rate risk)		$(489)	$(342)
Total		$(489)	$(342)

U.S. High Yield Bond Fund	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2013		Period Ended April 30, 2013
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit default swaps
(credit risk)	Unrealized appreciation on credit default swaps	$111,008	Unrealized depreciation on credit default swaps	$79,855
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$–	Unrealized depreciation on forward currency exchange contracts	$9,431
Total		$111,008		$89,286

2013 Semi-Annual Report

115

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2013

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Credit default swaps
(credit risk)		$34,368	$16,192
Forward foreign exchange contracts
(foreign exchange risk)		$12,602	$(17,256)
Total		$46,970	$(1,064)

The Funds value derivatives at fair value, as described in this note, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

For Asia Bond Fund, information about futures contracts reflected as of the date of this report is generally indicative of the type of activity for the six months ended April 30, 2013. The volume of activity varied during the period. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	(591)	$(58,700,000)
2nd Quarter	(905)	(85,033,333)

Information about forward currency contracts reflected as of the date of this report is generally indicative of the type of activity for the six months ended April 30, 2013. The Fund sold out of all Chinese Yuan Renminbi positions in December 2012. The volume of forward contracts varied throughout the period with an average notional value of $547,665,317. The quarterly average notional values for the Fund’s forward contracts were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$494,318,000
2nd Quarter	601,012,635

For Core Fixed Income Fund, information about futures contracts is reflective of the type and activity of future contracts held during the second quarter of the six months ended April 30, 2013. The Fund sold out of all 2-year U.S. Treasury Note and 5-year U.S. Treasury Note futures contracts in December 2012 and February 2013, respectively. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	(29)	$(3,933,333)
2nd Quarter	(7)	(733,333)

For Emerging Markets Debt Fund, information about forwards contracts reflected as of the date of this report is generally indicative of the type of forwards held during the three months ended April 30, 2013. The volume of forward contracts increased each month. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	N/A
2nd Quarter	$3,184,305

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116

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

For Emerging Markets Debt Local Currency Fund, information about forwards contracts reflected as of the date of this report is generally indicative of the type of forwards held during the six months ended April 30, 2013. The volume of forward contracts varied throughout the period with an average notional value of $25,380,801. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$21,028,623
2nd Quarter	29,732,979

For Global Fixed Income Fund, information about futures contracts reflected as of the date of this report is generally indicative of the type of activity for the second quarter ended April 30, 2013. In prior month, the Fund also held positions in 10-year Japanese Government Bond Mini, 5-year U.S. Treasury Note and UK Long Gilt bond futures contracts. The volume of activity varied throughout the period. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	4	$67,370
2nd Quarter	12	846,678

Information about forwards contracts reflected as of the date of this report is generally indicative of the type of forwards held during the six months ended April 30, 2013. The type and volume of forward contracts was relatively unvaried. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$9,657,098
2nd Quarter	9,769,844

The Ultra-Short Duration Bond Fund held a short position in a 2-year U.S. Treasury Note futures contract during the month of November 2012. The Fund sold out of the position in December 2012. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	(1)	$(200,000)
2nd Quarter	–	–

For U.S. High Yield Bond Fund, information about forwards contracts reflected as of the date of this report is generally indicative of the type of forwards held during the six months ended April 30, 2013. The volume of forward contracts varied throughout the period with an average notional value of 1,649,890. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$1,462,022
2nd Quarter	1,837,758

Information about credit default swaps reflected as of the date of this report is generally indicative of the type of credit default swaps held for the last four months ended April 30, 2013. The volume of activity increased in January 2013 when the fund sold out of a swap with a notional value of $200,000 and entered into a credit default swaps with a notional value of $350,000. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$1,950,000
2nd Quarter	2,050,000

2013 Semi-Annual Report

117

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

(f)	Credit-Linked Notes

The Asia Bond Fund invests in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

(g)	Mortgage Dollar Rolls

Certain Funds may invest in mortgage dollar rolls. Mortgage dollar rolls are arrangements in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund could potentially receive gains on the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time the Fund enters into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. For accounting purposes, any gain or loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened because of the delayed payment date.

(h)	Security Transactions, Investment Income and Expenses

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(i)	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Asia Bond Fund, the Emerging Markets Debt Fund, the Emerging Markets Debt Local Currency Fund and the Global Fixed Income Fund. Distributions from net investment income are declared and paid monthly for the U.S. High Yield Bond Fund. Distributions from net investment income are declared daily and paid monthly for the Core Fixed Income Fund, the Tax-Free Income Fund and the Ultra-Short Duration Bond Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

(j)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Semi-Annual Report 2013

118

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Asia Bond Fund	On all assets	0.500%
Core Fixed Income Fund	Up to $2 billion	0.300%
	$2 billion up to $5 billion	0.275%
	On $5 billion and more	0.250%
Emerging Markets Debt Fund	Up to $500 million	0.750%
	On $500 million and more	0.700%
Emerging Markets Debt Local Currency Fund	Up to $500 million	0.800%
	On $500 million and more	0.750%
Global Fixed Income Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
Tax-Free Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Ultra-Short Duration Bond Fund	On all assets	0.200%
U.S. High Yield Bond Fund	Up to $500 million	0.600%
	$500 million and more	0.550%

The adviser has engaged the services of certain affiliates as subadvisers pursuant to subadvisory agreements. Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s asset they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any. For the six months ended April 30, 2013, the Adviser paid the following amounts to the following Subadvisers:

Fund	Subadviser	Amount
Asia Bond Fund	Aberdeen Asset Management Asia Limited (“AAMAL”)	$848,192
Emerging Markets Debt Fund	Aberdeen Asset Managers Limited (“AAML”)	24,472
Emerging Markets Debt Local Currency Fund	AAML	102,331
Global Fixed Income Fund	AAML	54,851

2013 Semi-Annual Report

119

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all Classes of the Funds from exceeding the amounts listed below. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses. This contract is in effect until at least through February 28, 2014 or the effective date of the 2014 annual update to the registration statement, whichever occurs first.

Fund	Limit
Asia Bond Fund	0.70%
Core Fixed Income Fund	0.50%
Emerging Markets Debt Fund	0.90%
Emerging Markets Debt Local Currency Fund	0.90%
Global Fixed Income Fund	0.85%
Tax-Free Income Fund	0.62%
Ultra-Short Duration Bond Fund	0.40%
U.S. High Yield Bond Fund	0.80%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 (except for the Asia Bond Fund and Global Fixed Income Fund, which is prior to July 20, 2011, and the Core Fixed Income Fund and Ultra-Short Duration Bond Fund, which is prior to December 1, 2011) unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board on a quarterly basis.

For fees waived after March 1, 2011 (July 20, 2011 for the Asia Bond Fund and the Global Fixed Income Fund and December 1, 2011 for the Core Fixed Income Fund and the Ultra-Short Duration Bond Fund) no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2013, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2010 (Expires 10/31/13)	Amount Fiscal Year 2011 (Expires 10/31/14)	Amount Fiscal Year 2012 (Expires 10/31/15)	Amount Six Months Ended April 30, 2013 (Expires 4/30/16)	Total*
Asia Bond Fund	$120,750	$51,292	$202,438	$74,186	$448,666
Core Fixed Income Fund	–	51,137	105,988	55,228	212,353
Emerging Markets Debt Fund	–	–	–	53,923	53,923
Emerging Markets Debt Local Currency Fund	–	93,266	269,869	76,000	439,135
Global Fixed Income Fund	103,794	62,004	96,679	40,784	303,261
Tax-Free Income Fund	–	–	–	9,112	9,112
Ultra-Short Duration Bond Fund	–	106,549	133,723	44,221	284,493
U.S. High Yield Bond Fund	–	–	101,197	46,055	147,252

*	Amounts reported are subject to expire throughout the respective 3-year expiration period presented above.

Semi-Annual Report 2013

120

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser recaptured $12,363 from Tax-Free Income Fund for which they previously reimbursed the Fund. At April 30, 2013, Tax-Free Income Fund had $0 in liabilities payable to the Adviser for recapture.

(b)	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. Effective February 25, 2013, for services provided pursuant to the Fund Administration Agreement, the Funds pay Aberdeen a combined annual fee of 0.08% based on the Trust’s average daily net assets. The fees are then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund and are paid to Aberdeen.

Prior to February 25, 2013, the Funds paid Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

*	The asset-based fees are subject to a per fund annual minimum fee.

(c)	Distributor

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Asia Bond Fund	0.25%	1.00%	0.50%
Core Fixed Income Fund	0.25%	1.00%	0.50%
Emerging Markets Debt Fund	0.25%	1.00%	0.50%
Emerging Markets Debt Local Currency Fund	0.25%	1.00%	0.50%
Global Fixed Income Fund	0.25%	1.00%	0.50%
Tax-Free Income Fund	0.25%	1.00%	0.50%
Ultra-Short Duration Bond Fund	0.25%	1.00%	0.50%
U.S. High Yield Bond Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 3.75% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 4.25%, 0.85% on Class C shares of the Tax-Free Income Fund and 1.00% on Class C shares of the remaining Funds (on the deferred sales charge assessed on sales within one year of purchase). For the six months ended April 30, 2013, AFD retained commissions of $9,068 from front-end sales charges of Class A shares and from CDSC fees from Class C (and certain Class A) shares of the Funds.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on

2013 Semi-Annual Report

121

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2013 were as follows:

Fund	Amount
Asia Bond Fund	$14,582
Core Fixed Income Fund	549
Emerging Markets Debt Fund	–
Emerging Markets Debt Local Currency Fund	1,587
Global Fixed Income Fund	21,196
Tax-Free Income Fund	363
Ultra-Short Duration Bond Fund	–
U.S. High Yield Bond Fund	2

4. Short-Term Trading Fees

The Funds, except the Ultra-Short Duration Bond Fund, assess a 2.00% redemption fee on all classes of shares that are sold or exchanged within a specified period following purchase (within 15 calendar days for the Core Fixed Income Fund, the Emerging Markets Debt Fund, the Emerging Markets Debt Local Currency Fund and the U.S. High Yield Bond Fund, within 30 calendar days for the Asia Bond Fund and the Global Fixed Income Fund and within 7 calendar days for the Tax-Free Income Fund). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2013, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia Bond Fund	$10	$3	$–	$70	$2,581
Core Fixed Income Fund	–	–	–	–	–
Emerging Markets Debt Fund	–	–	–	–	–
Emerging Markets Debt Local Currency Fund	–	–	–	–	–
Global Fixed Income Fund	–	–	–	3	–
Tax-Free Income Fund	–	–	–	–	–
Ultra-Short Duration Bond Fund	–	–	–	–	–
U.S. High Yield Bond Fund	–	–	–	–	–

Amounts listed as “–” are $0 or round to $0.

For the year ended October 31, 2012, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia Bond Fund	$1	$–	$–	$–	$36	$1,946
Core Fixed Income Fund	–	–	–	–	–	–
Emerging Markets Debt Local Currency Fund	–	–	–	–	–	–
Global Fixed Income Fund	51	17	–	–	499	1
Tax-Free Income Fund	–	–	–	–	–	–
Ultra-Short Duration Bond Fund	–	–	–	–	–	–
U.S. High Yield Bond Fund	–	–	–	–	–	–

Amounts listed as “–” are $0 or round to $0.

Semi-Annual Report 2013

122

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2013, were as follows:

Fund	Purchases	Sales
Asia Bond Fund	$198,485,719	$222,478,880
Core Fixed Income Fund	170,751,288	174,471,703
Emerging Markets Debt Fund	12,377,991	2,920,658
Emerging Markets Debt Local Currency Fund	26,416,634	10,463,657
Global Fixed Income Fund	28,827,215	30,348,392
Tax-Free Income Fund	1,596,560	5,534,557
Ultra-Short Duration Bond Fund	7,091,175	7,701,046
U.S. High Yield Bond Fund	11,609,838	10,739,499

6. Portfolio Investment Risks

(a)	Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, a Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

(b)	Credit and Market Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

(c)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(d)	Risks Associated with Mortgage-backed Securities
The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates fall.

(e)	Risks Associated with Asset-backed Securities

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of a Fund’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the underlying securities or the servicing agent of the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

(f)	Risks Associated with Emerging Markets

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by a Fund. The limited liquidity of emerging country securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

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Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

(g)	Risks Associated with European Markets

A number of countries in Europe have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Please read the prospectus for more detailed information regarding these risks.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of April 30, 2013, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Bond Fund	$419,439,436	$18,172,617	$(2,511,271)	$15,661,346
Core Fixed Income Fund	101,471,136	2,381,623	(97,908)	2,283,715
Emerging Markets Debt Fund	10,093,561	222,470	(45,491)	176,979
Emerging Markets Debt Local Currency Fund	46,800,044	1,832,866	(337,476)	1,495,390
Global Fixed Income Fund	25,731,403	1,180,346	(353,617)	826,729
Tax-Free Income Fund	100,290,341	12,491,804	(19,838)	12,471,966
Ultra-Short Duration Bond Fund	17,990,925	97,945	(4,089)	93,856
U.S. High Yield Bond Fund	17,496,458	887,505	(227,925)	659,580

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Fund	$24,878,046	$–	$24,878,046	$–	$–	$24,878,046
Core Fixed Income Fund	2,674,605	913,932	3,588,537	–	–	3,588,537
Emerging Markets Debt Local Currency Fund	357,017	124,643	481,660	–	460,157	941,817
Global Fixed Income Fund	833,778	–	833,778	–	–	833,778
Tax-Free Income Fund	10,802	134,130	144,932	3,969,442	–	4,114,374
Ultra-Short Duration Bond Fund	260,681	–	260,681	–	–	260,681
U.S. High Yield Bond Fund	709,387	–	709,387	–	–	709,387

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Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

As of October 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistri- buted Tax Exempt Income	Undistri- buted Ordinary Income	Undistri- buted Long-Term Capital Gains	Accumu- lated Earnings	Distri- butions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Asia Bond Fund	$–	$5,386,772	$2,964,049	$–	$–	$–	$(1,527,775)	$–	$22,621,948	$29,444,994
Core Fixed Income Fund	–	1,826,178	1,031,019	–	–	–	(46,804)	–	3,071,596	5,881,989
Emerging Markets Debt Local Currency Fund	–	–	–	–	–	–	(203,427)	–	220,738	17,311
Global Fixed Income Fund	–	–	–	–	–	–	(129,948)	(1,109,954)	1,820,314	580,412
Tax-Free Income Fund	–	3,159	996,990	–	–	–	(88,726)	–	13,260,740	14,172,163
Ultra-Short Duration Bond Fund	–	110,752	31,113	–	–	–	(7,132)	–	118,394	253,127
U.S. High Yield Bond Fund	–	208,537	–	–	–	–	(906)	–	153,081	360,712

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales, realization of unrealized gains/(losses) on certain futures and forward contracts, and other timing differences.
**	As of October 31, 2012, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations:

Fund	Amount	Expires
Global Fixed Income Fund	$892,454	2014
Global Fixed Income Fund	217,500	2015

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Significant Shareholders

As of April 30, 2013, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia Bond Fund	38.0%	3
Core Fixed Income Fund	88.2	1
Emerging Markets Debt Fund	100.0	1
Emerging Markets Debt Local Currency Fund	25.3	5
Global Fixed Income Fund	24.1	4
Tax-Free Income Fund	–	–
Ultra-Short Duration Bond Fund	90.8	2
U.S. High Yield Bond Fund	63.5	4

Amounts listed as “–” are $0 or round to $0.

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125

Notes to Financial Statements (concluded)

April 30, 2013 (Unaudited)

10. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), Disclosures about Offsetting Assets and Liabilities. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective for annual reporting periods beginning on or after January 1, 2013 (and interim periods within those annual periods). Management is currently evaluating the implications of this ASU and its impact on the financial statements has not been determined.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of April 30, 2013.

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126

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees, transfer agent out-of-pocket expenses and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2012 and continued to hold your shares at the end of the reporting period, April 30, 2013.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2012	Actual Ending Account Value, April 30, 2013	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Asia Bond Fund	Class A	$1,000.00	$1,024.30	$1,020.08	$4.77	$4.76	0.95%
	Class C	1,000.00	1,019.80	1,016.36	8.51	8.50	1.70%
	Class R	1,000.00	1,021.90	1,018.84	6.02	6.01	1.20%
	Institutional Service Class	1,000.00	1,024.30	1,020.28	4.57	4.56	0.91%
	Institutional Class	1,000.00	1,024.50	1,021.32	3.51	3.51	0.70%
Aberdeen Core Fixed Income Fund	Class A	1,000.00	1,013.30	1,020.93	3.89	3.91	0.78%
	Class C	1,000.00	1,008.80	1,017.36	7.47	7.50	1.50%
	Institutional Service Class	1,000.00	1,014.70	1,022.32	2.50	2.51	0.50%
	Institutional Class	1,000.00	1,014.70	1,022.32	2.50	2.51	0.50%
Aberdeen Emerging Markets Debt Fund[2]	Class A	1,000.00	1,036.30	1,019.09	5.77	5.76	1.15%
	Class C	1,000.00	1,032.40	1,015.37	9.52	9.49	1.90%
	Class R	1,000.00	1,034.30	1,017.85	7.02	7.00	1.40%
	Institutional Service Class	1,000.00	1,037.20	1,020.33	4.52	4.51	0.90%
	Institutional Class	1,000.00	1,037.20	1,020.33	4.52	4.51	0.90%
Aberdeen Emerging Markets Debt Local Currency Fund	Class A	1,000.00	1,067.40	1,018.89	6.10	5.96	1.19%
	Class C	1,000.00	1,064.00	1,015.37	9.72	9.49	1.90%
	Class R	1,000.00	1,066.30	1,017.16	7.89	7.70	1.54%
	Institutional Service Class	1,000.00	1,069.40	1,020.33	4.62	4.51	0.90%
	Institutional Class	1,000.00	1,069.40	1,020.33	4.62	4.51	0.90%

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Shareholder Expense Examples (Concluded) (Unaudited)

		Beginning Account Value, November 1, 2012	Actual Ending Account Value, April 30, 2013	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Global Fixed Income Fund	Class A	$1,000.00	$989.60	$1,018.99	$5.77	$5.86	1.17%
	Class C	1,000.00	984.80	1,015.27	9.45	9.59	1.92%
	Institutional Service Class	1,000.00	989.60	1,019.39	5.38	5.46	1.09%
	Institutional Class	1,000.00	990.60	1,020.23	4.54	4.61	0.92%
Aberdeen Tax-Free Income Fund	Class A	1,000.00	1,011.70	1,020.43	4.39	4.41	0.88%
	Class C	1,000.00	1,008.00	1,016.76	8.07	8.10	1.62%
	Class R3	1,000.00	1,007.70	1,019.34	1.94	5.51	1.10%
	Institutional Service Class[3]	1,000.00	1,007.70	1,021.72	1.09	3.11	0.62%
	Institutional Class[4]	1,000.00	1,014.00	1,021.72	3.10	3.11	0.62%
Aberdeen Ultra-Short Duration Bond Fund	Class A	1,000.00	1,001.40	1,021.57	3.23	3.26	0.65%
	Institutional Service Class	1,000.00	1,002.70	1,022.81	1.99	2.01	0.40%
	Institutional Class	1,000.00	1,002.70	1,022.81	1.99	2.01	0.40%
Aberdeen U.S. High Yield Bond Fund	Class A	1,000.00	1,084.20	1,019.59	5.43	5.26	1.05%
	Class C	1,000.00	1,080.30	1,015.87	9.28	9.00	1.80%
	Class R	1,000.00	1,082.80	1,018.35	6.71	6.51	1.30%
	Institutional Service Class	1,000.00	1,085.50	1,020.83	4.14	4.01	0.80%
	Institutional Class	1,000.00	1,085.50	1,020.83	4.14	4.01	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.
2	Information shown reflects values using the expense ratios and rates of return for the period November 1, 2012 (commencement of operations) to April 30, 2013.
3	Information shown reflects values using the expense ratios and rates of return for the period February 25, 2013 (commencement of operations) to April 30, 2013.
4	Formerly Class D shares of the Tax-Free Income Fund.

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Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

Aberdeen Emerging Markets Debt Fund (the “Fund”) is a new investment portfolio of the Aberdeen Funds (the “Trust”). At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Trust held on June 5, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”) approved for an initial two-year period the proposed investment advisory agreement with Aberdeen Asset Management Inc. (the “Adviser”) with respect to the Fund and the proposed investment sub-advisory agreement among the Trust on behalf of the Fund, the Adviser and Aberdeen Asset Managers Limited (“AAML”) (collectively, the “Agreements”). AAML is an affiliate of the Adviser and is sometimes referred to as the “Sub-Adviser.” The Adviser and the Sub-Adviser are sometimes referred to collectively as the “Advisers.”

In considering the Agreements, the Board reviewed a variety of information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services to be provided by the Advisers under their respective Agreements. The materials provided to the Board included, among other items: (i) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s proposed expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (ii) information about the expected profitability of the Agreements to the Advisers; and (iii) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory arrangements and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considered other matters such as (i) the Advisers’ financial condition; (ii) the performance of comparable funds or accounts managed by the Advisers as compared to a peer group of comparable funds; (iii) the Fund’s investment objective and strategies; (iv) the Advisers’ investment personnel and operations; (v) arrangements relating to the distribution of the Fund’s shares and the related costs; (vi) the procedures employed to determine the value of the Fund’s assets; (vii) the proposed allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (viii) the resources devoted to, and the record of compliance by other funds of the Trust with, the investment policies and restrictions, policies on personal securities transactions and other compliance policies; (ix) any “fall-out” benefits to the Advisers and their affiliates (i.e., ancillary benefits realized by the Advisers and their affiliates from the Advisers’ relationship with the Trust); and (x) possible conflicts of interest. The Board also considered the nature, extent and quality of the services to be provided to the Fund by the Advisers’ affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from the Adviser and the Sub-Adviser.

In addition to the materials requested by the Trustees in connection with their consideration of the approval of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about investment performance. This information generally includes, among other things, third-party performance rankings for various periods comparing each fund against its peer group, total return information for various periods, and details of sales and redemptions of fund shares for the period. The Board also receives periodic presentations from the portfolio management team in connection with the performance of the funds in the Trust.

At the meeting held on June 5, 2012, the Agreements were approved for an initial two-year period. The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive session with counsel to the Independent Trustees regarding consideration of the approval of the Agreements. In considering whether to approve the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser to the Fund and the resources dedicated to the Fund by the Adviser and the Sub-Adviser and their affiliates. The Board considered, among other things, the Advisers’ investment experience, including the growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that would be primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services to be provided by the Adviser to the Fund, but also the administrative services to be provided by the Adviser to the Fund under a separate administration agreement. The Adviser’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Adviser’s risk management processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the funds in the Trust and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the

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Supplemental Information (Unaudited) (continued)

right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year in connection with the other funds in the Trust.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services to be provided were extensive in nature and of high quality and supported the approval of the Agreements.

Comparable Performance of the Advisers. The Trustees received information about the performance of the Aberdeen Emerging Markets Plus Composite (the “Composite”), which has a similar investment strategy as the Fund, over various time periods, including information that compared the performance of the Composite to the performance of a peer group of comparable funds as determined by an independent third party.

The Trustees noted that the Composite outperformed the average of its peer group for the 1-, 3- and 5-year periods ended March 31, 2012. The Trustees also noted that the Composite outperformed the Fund’s proposed benchmark for the 1-, 3- and 5- year periods ended March 31, 2012. The Trustees also considered the Adviser’s and the Sub-Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee questions about performance and the willingness of the Adviser and the Sub-Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded that the performance of the Composite and the Advisers supported the approval of the Agreements.

The costs of the services to be provided and profits expected to be realized by the Advisers and their affiliates from their relationships with the Fund.

The Trustees considered the fees proposed to be charged to the Fund for advisory services as well as the expected total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fee and expected total expense level to those of a peer group determined by an independent third party (“Expense Group”) and information about the advisory fees charged by the Adviser to comparable Aberdeen funds, as well as information about the advisory fees charged by the Adviser to any separately managed accounts with a similar strategy (“comparable funds/accounts”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to the comparable funds/accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees considered that the Fund’s proposed management fee was below the average of the Expense Group. The Trustees further considered that the Fund’s estimated total net expenses were equal to the average of the Expense Group. The Trustees also noted that the sub-advisory fees for the Fund would be paid by the Adviser, not the Fund, out of its advisory fee. The Board also considered that the Adviser had agreed to enter into an expense limitation agreement with the Fund, pursuant to which the Adviser would agree to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly expected to be received by the Adviser and its affiliates from their relationship with the Fund. The Trustees reviewed information provided by management as to the expected profitability of the Adviser and its affiliates’ relationship with the Fund, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the estimated expense levels of the Fund, and that the Adviser had agreed to implement an expense limitation with respect to the Fund for a period of time.

After reviewing these and related factors, the Board concluded that the proposed advisory and subadvisory fees were fair and reasonable, and that the anticipated costs of these services generally and the related estimated profitability of the Adviser and its affiliates from their relationships with the Fund were reasonable and supported the approval of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and the Sub-Adviser and whether those economies would be shared with the Fund through breakpoints in their investment advisory fee or other means, such as expense waivers or limitations. The Trustees noted that the Fund’s advisory fee schedule was subject to breakpoints that reduce the advisory fee rate on assets above certain specified levels. The Trustees noted that the Fund would be subject to an expense limitation for a minimum of twelve months whereby the Adviser had agreed to waive a portion of its advisory fee and/or reimburse Fund expenses. The Board took into account management’s discussion of potential economies of scale with respect to the Fund. The Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the estimated profitability to the Adviser and its affiliates of their relationship

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Supplemental Information (Unaudited) (concluded)

with the Fund, as discussed above. The Board also considered the potential effect of the Fund’s growth and size on fees, noting that if the Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory and sub-advisory fee structures were reasonable and appropriately reflect potential economies of scale to be shared between the Fund and the Advisers, and supported the approval of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•

whether the funds of the Trust have operated in accordance with their investment objectives and the funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were expected to provide to the Fund.

•	the nature, quality, cost and extent of administrative services to be performed by the Adviser under the investment advisory Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including a majority of the Independent Trustees, concluded that approval of the Agreements would be in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an initial two-year period.

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Rev. 09/2012

FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security number and account balances

•     Transaction history and assets

•     Checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

•     Call 1-800-522-5465

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	www.aberdeen-asset.us

Who we are
Who is providing this notice?	Aberdeen’s North American Funds (collectively referred to as “Aberdeen Funds”)
What we do
How do Aberdeen Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Aberdeen Funds collect my personal information?

We collect your personal information, for example, when you:

•     Open an account or give us your contact information

•    Provide account information or make wire transfers

•     Make deposits or withdrawals from your account

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•     Sharing for affiliates’ everyday business purposes—information about your creditworthiness

•     Affiliates from using your information to market to you

•     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•    Our affiliates include companies with an Aberdeen Asset Management name and wholly-owned subsidiaries of Aberdeen Asset Management PLC, a global financial services company.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Aberdeen Funds do not share personal information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Aberdeen Funds don’t jointly market.
Other important information
This Privacy Notice is being provided by Aberdeen Funds, Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund, Inc., each a U.S.-registered open-end investment company, and North-American-registered closed-end investment companies managed by Aberdeen Asset Management Inc. or its affiliates (collectively, North American Funds).

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Lucia Sitar, Vice President

Brad Crombie, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Megan Mooney, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Pamela Wade, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0143-0613

Aberdeen Funds

Asset Allocations Series

Semi-Annual Report

April 30, 2013

Aberdeen Diversified Alternatives Fund

Aberdeen Diversified Income Fund

Aberdeen Dynamic Allocation Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Diversified Alternatives Fund	Page 3
Aberdeen Diversified Income Fund	Page 8
Aberdeen Dynamic Allocation Fund	Page 13

Financial Statements	Page 18

Notes to Financial Statements	Page 30

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Letter to Shareholders

April 30, 2013

Dear Shareholder:

Welcome to the Aberdeen Funds Semi-Annual Report covering the activities for the six-month period ended April 30, 2013.

Market overview

During the reporting period, global securities markets generally recorded positive returns amid rising optimism spurred mainly by the easing of monetary policy by central banks. This offset concerns over the relatively slower pace of global economic growth and the ongoing sovereign debt crisis in the Eurozone. In early spring, there were concerns in the U.S. that budget cuts implemented by the government “sequester” would have a dramatic impact on economic growth, but these fears have since subsided as markets have proved resilient and the U.S. housing market has continued to post gains. The U.S. broader-market S&P 500 Index posted sizeable gains and reached record highs during the period. There is, however, concern that the U.S. Federal Reserve will begin winding down its $85 billion per month bond-buying program as early as the end of this year.

Despite facing some headwinds, the U.S. and Asian economies are still in growth mode, albeit modest, with the disparity of economic fortunes with Europe and Japan continuing. Consequently, we believe that the overall global recovery remains fragile and the importance of governments providing support to struggling economies remains crucial. Balancing the tightrope of anaemic growth and the need for balance sheet repair has placed an enormous amount of pressure on central banks and their monetary tools, in our view. We believe that the creative approach to monetary policy most likely will continue and remain accommodative, most notably in the U.S., UK and, most recently, Japan. Given its unique political position, the European Central Bank has been reluctant thus far to expand its balance sheet by activating its Outright Monetary Transactions bond-buying program. In our opinion, the fine balancing act between monetary and fiscal policy may continue to challenge politicians and global central banks, and the risk of error remains.

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the investment marketplace in the Global Market Review and Outlook on the following page.

Aberdeen developments

On May 20, 2013, Aberdeen launched a global brand refresh campaign. We have adopted the tagline “Simply asset management” and introduced a new corporate logo, as you can see in this report. To learn more about our new brand, I encourage you to visit www.aberdeen-asset.com/simply.

On May 21, 2013, Aberdeen completed the acquisition of Artio Global Investors Inc., a U.S. publicly-listed asset manager. This acquisition will expand Aberdeen’s U.S. business, deepen our distribution network in the region and add to our existing fixed income capabilities. Artio managed a $9.2 billion fixed income business, including Total Return Bond and Global High Yield strategies, and a $1.4 billion international and global equities business which will be transitioned to Aberdeen’s global equity investment process. Artio’s Global High Yield and High Grade teams, including portfolio managers Greg Hopper and Don Quigley, will continue to lead these fixed income funds at Aberdeen. The international and global equity portfolios will be managed by Aberdeen’s Global Equity team.

In March 2013, we launched the Aberdeen European Equity Fund and the Aberdeen Latin America Equity Fund amid rising demand from our clients for global exposure at a regional level. The Aberdeen Latin America Equity Fund is managed by Aberdeen’s Emerging Markets Equity Team, led by Devan Kaloo in London and supported by Nick Robinson, Head of Brazilian Equities, in Sao Paulo, Brazil. The Aberdeen European Equity Fund is managed by Aberdeen’s Pan European Equity Team, led by Jeremy Whitley in London.

During the period, Aberdeen Funds also received several industry awards. We won four 2013 Lipper Fund Awards, including “Best International Income Fund over Three Years” for the Aberdeen Asia Bond Fund (Institutional Class: CSABX), “Best International Small Cap Equity Fund over Three Years” for the Aberdeen Global Small Cap Fund (Institutional Class: ABNIX), as well as both “Best International Equity Fund over Three Years” and “Best International Equity Fund over Ten Years” for the Aberdeen International Equity Fund (Institutional Class: GIGIX and Institutional Service Class: GIGSX). In addition, we were named 2013 Equity Manager of the Year at the Public Pension Fund Awards presented by Money Management Intelligence.

Thank you for choosing Aberdeen Funds. We value your investment with us.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

2013 Semi-Annual Report

1

Market Review

Major global equity market indices posted sizeable gains for the six-month period ended April 30, 2013, buoyed mainly by coordinated global central bank monetary policy. The developed markets led the rally, while their emerging markets counterparts recorded more modest gains for the period. The U.S. broader-market S&P 500 Index and the MSCI All Country World ex U.S. Index rose 14.4% and 13.0%, respectively, outperforming the 5.4% return of the MSCI Emerging Markets Index, over the semiannual period. Both the U.S. presidential election and China’s leadership change proceeded smoothly, further supporting risk appetite. Additionally, the U.S. government’s resolution of the “fiscal cliff” reached at the beginning of 2013 provided more clarity on U.S. fiscal issues. Towards the end of the period, however, political gridlock resulting from an inconclusive Italian election, the European Central Bank’s (ECB) financial bailout for Cyprus, and mixed economic data from major economies caused volatility to re-emerge. Nevertheless, the Bank of Japan’s bold quantitative easing plan appeared to provide some comfort to investors.

U.S stocks rose sharply despite starting the period amid an environment of uncertainty, with investors reacting mainly to the latest developments in the fiscal cliff negotiations. Congress finally came to a compromise after the New Year’s Day 2013 deadline, focusing on taxation of the wealthy and the decision to delay spending cuts for two months. However, the mandate for decreases in the U.S. federal budget under “sequestration” took effect on March 1, triggering $85 billion in automatic spending cuts. On the economic front, the U.S. unemployment rate declined modestly during the review period, although we feel that job gains remain below the level needed to support steady economic growth over the long term. Gross domestic product (GDP) growth, while improving somewhat, generally has remained below its historical levels. While the U.S. housing market continues to gain strength, we believe that the low starting base following the credit crisis means that any uptick has a less significant impact on economic activity than it has historically.

The strongest performer among the major developed equity markets for the reporting period outside of the U.S. was Japan, which rallied in response to the Bank of Japan’s aggressive monetary easing policy, as well as a notable decline in the yen. Although the most recent GDP data indicate that the Japanese economy is technically no longer in a recession, exports have come under pressure as demand from the Eurozone has waned. We believe that the longevity of this equity market rally will depend more on structural reform progress than any drop in the yen. The European markets gained ground during the semiannual period mainly on optimism regarding the ECB’s efforts to bolster the relatively sluggish economy. In our view, however, the near collapse of Cyprus’ financial system reminded investors that the debt crisis was far from resolved, although the subsequent bailout eased contagion fears somewhat. While we acknowledge that there have been many positive steps achieved on the European policymaking front over the past year, we believe that the role of markets in driving the reform and stimulus agenda cannot be underestimated.

The performance of the global emerging markets lagged that of their developed-market counterparts for the semiannual period. The markets initially moved higher, buoyed by accommodative monetary policy, but the upturn was dampened by concerns of slowing economic growth in the developing markets, along with the ongoing monetary policy tightening in China. India’s 4.5% annualized economic growth rate in the last quarter of 2012 was the lowest in 15 months.1 Political uncertainty in India is causing concern as the effective implementation of policies is becoming more difficult. In Latin America, we believe that the economic success over recent years provides governments with an important window of opportunity. In our opinion, they still have a number of stimulatory policy tools at their disposal and could take advantage of the opportunity to adopt public policies that promote sustainable and long-term economic development, while at the same time mitigating shorter-term risks.

The global fixed income markets, as measured by the Barclays Capital Global Aggregate Bond Index, recorded modest losses over the reporting period attributable to an increase in risk appetite, as well as concerns about the fiscal crisis in Cyprus. Government securities led the downturn as investors sought higher yields in the persistent low-interest-rate environment. The U.S. high yield sector again performed well as the balance sheets of U.S. corporations continued to improve. The JPMorgan GBI-EM Global Diversified Index, the emerging markets debt benchmark, gained 2.5% for the semiannual period. All segments of the asset class saw positive returns, with particular strength in Latin America and Mexico. The Brazilian central bank (COPOM) officially ended its monetary easing cycle in November 2012 and stated its belief that the country will see stable monetary conditions for a “sufficiently long time.” The Reserve Bank of India cut its repurchase rate by 25 basis points to 7.75% in January, in addition to reducing the cash reserve ratio by the same amount, which we believe the country’s industrial sector will view positively.

Outlook

In our opinion, for all the talk of the economic rise of Asia and the emerging markets, and we are firm believers in the long-term story, it is still the U.S. that everyone looks to when trying to assess the health of the global economy. Therefore, we feel that the apparent ease with which investors have shrugged off the fiscal contraction resulting from the fiscal cliff and sequestration is surprising. In our view, the potential headwinds that the global economic recovery faces have begun to come back into focus. We believe that much of the burden rests on American shoulders, given that the U.S. consumer alone represents 16% of global GDP.2 A pause for risk assets is therefore understandable, especially given the apparently inexorable rise of markets so far this year, in our view. Investors have also been reminded that the public sector debt crises of Europe and the U.S. will take years to resolve and, consequently, we believe that growth is likely to remain muted for some time. Fortunately, however, we feel that investment opportunities remain. In our opinion, selective companies with exposure to emerging markets, bonds issued by certain Asian and Latin American governments, and infrastructure investment all have the potential to produce strong returns over the long term. However, we feel that accommodative monetary policy is likely to support asset prices generally for some time.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

[1]	Source: Central Statistical Organisation of India, February 2013

[2]	Source: The World Bank, May 2013

Semi-Annual Report 2013

2

Aberdeen Diversified Alternatives Fund (Unaudited)

The Aberdeen Diversified Alternatives Fund (Class A shares at net asset value net of fees) returned 7.68% for the six-month period ended April 30, 2013, versus the 0.04% return of its benchmark, the Citigroup 3-Month Treasury Bill Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Flexible Portfolio Funds (consisting of 442 funds) was 7.52%.

Macroeconomic events continued to dominate global markets at the start of the reporting period, as post-U.S. election concerns about the looming U.S. “fiscal cliff” contributed to higher market volatility. Underlying economic data in the U.S. remained mixed, but investors were mainly preoccupied with the broader policy implications around government spending and tax rates. The Institute for Supply Management’s (ISM) survey indicated U.S. manufacturing contracted in November 2012, as manufacturers pulled back investment and hiring amid the on-going uncertainty about developments in Washington. Policy-driven events played a significant role in the performance of global markets through year-end, and major equity markets finished the year on a strong note, despite last-minute uncertainties about the success of the fiscal cliff negotiations. The Federal Reserve signalled that continued policy accommodation would be focused on employment levels, while investor concerns around a hard economic landing in China and Eurozone issues somewhat receded. U.S. economic data showed signs of continued improvement as housing markets, corporate lending levels and unemployment trends were all consistent with sustainable economic growth.

The compromise in Washington on the fiscal cliff set the stage for a surprisingly strong start to the year for domestic equities in January 2013, as indices approached price levels not seen since prior to the 2008 financial crisis. This helped offset continued mixed U.S. economic data, including slightly negative fourth-quarter gross domestic product (GDP) growth and labor market conditions that remained sluggish. The strong start to the year in U.S. equity markets was interrupted by late-month volatility in February, as an uncertain outcome to Italian national elections reignited investor fears of instability in the Eurozone. It appeared that markets took this in stride, however, as investors remained focused mainly on positive economic news and were relaxed about the pending U.S. budget “sequester” of automatic government spending cuts scheduled to take effect on March 1, 2013.

With the exception of emerging markets, major global equity markets finished the first quarter on a positive note. Risk assets continued to benefit from continued aggressive liquidity actions from central banks, with the Bank of Japan becoming the latest to announce stimulus measures. In a now familiar pattern, however, investors also faced yet another round of challenging policy headlines, with the European Central Bank’s Cyprus bank bailout, Chinese property speculation and rising tensions with North Korea providing fresh concerns for markets as the first quarter of the year came to a close. As the semi-annual period concluded in April, concerns about the pace of global economic growth combined with aggressive easing policies from the Bank of Japan to create unusual variations in asset class performance. Markets saw long-term U.S. Treasuries rallying strongly even as global equities continued to perform well. We believe that generous central bank liquidity largely continues to provide a very supportive backdrop for risk assets, while on-going stimulus measures are allowing investors to overlook continued weakness in key indicators of macroeconomic health.

Despite intervals of periodic market volatility, the semiannual period overall was generally quite favorable for most risk asset classes. The Fund’s holding in AQR Managed Futures Strategy Fund was a significant positive contributor to performance for the period, along with strong returns from long-short holdings, including the Aberdeen Equity Long-Short Fund and the Mainstay Marketfield Fund, a global equity long-short strategy. The Fund’s exposure to domestic U.S. real estate investment trusts (REITs) via iShares Cohen & Steers Realty Majors Index Fund contributed strongly to Fund performance, as did the SPDR DJ International Real Estate ETF, both exchange-traded funds.1 The Fund’s fixed income assets also generated positive returns for the period, led by Aberdeen U.S. High Yield Bond Fund and Aberdeen Emerging Markets Debt Local Currency Fund. We find it interesting that, despite the strong backdrop for risk assets, the Fund’s holding in iShares Barclays 7-10 Year Treasury Bond Fund was also a positive contributor, benefiting from continued investor interest in higher-quality, “safe-haven” investments.

One significant detractor from Fund performance among individual positions was the holding in Credit Suisse Commodity Return Strategy Fund, which posted a negative return for the reporting period. There was significant price weakness across a broad range of commodities during the reporting period amid continued uncertainty about global economic growth prospects.

The Fund is currently invested consistent with our views of the prevailing global macroeconomic situation, which is still somewhat cautious given the lingering growth uncertainties prevailing in both the U.S. and global economies in the near-to-medium term. The Fund is diversified across various non-traditional or alternative holdings in various asset classes, and we believe that it has the flexibility to tilt specific allocations in the medium term based on changes in relative valuations or specific macroeconomic events. In our view, this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management:

Aberdeen Solutions Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

[1]	An index-based exchange-traded fund tracks an index, a commodity or a basket of assets like a traditional index-based mutual fund, but trades like a stock on an exchange.

2013 Semi-Annual Report

3

Aberdeen Diversified Alternatives Fund (Unaudited) (concluded)

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries. The Fund invests a significant proportion of its assets in non-traditional asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Please read the prospectus for more detailed information regarding these risks.

Semi-Annual Report 2013

4

Aberdeen Diversified Alternatives Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2013)		SIx Months†	1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	7.68%	9.89%	1.47%	6.15%
	w/SC3	1.49%	3.57%	0.28%	5.45%
Class C	w/o SC	7.22%	9.03%	0.73%	5.37%
	w/SC4	6.22%	8.03%	0.73%	5.37%
Class R5	w/o SC	7.41%	9.46%	1.17%	5.85%
Institutional Service Class[5,6]	w/o SC	7.79%	10.01%	1.49%	6.17%
Institutional Class[5]	w/o SC	7.79%	10.21%	1.75%	6.44%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized.
1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the six months and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of Institutional Class shares. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

2013 Semi-Annual Report

5

Aberdeen Diversified Alternatives Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Alternatives Fund, the Citigroup 3-Month Treasury Bill Index, S&P 500® Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues and measures monthly returns equivalents of yield averages that are not marked to market. Effective September 24, 2012, the Citigroup 3-Month Treasury Bill Index replaced the S&P 500 Index as the Fund’s benchmark as a result of a change in the investment objective and strategy of the Fund. The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

April 30, 2013

Asset Allocation
Mutual Funds	81.7%
Exchange Traded Funds	15.5%
Repurchase Agreement	2.8%
Liabilities in excess of other assets	—%
100.0%

Amounts	listed as “–” are 0% or round to 0%

Top Industries
Equity Funds	40.1%
Alternative Investment	24.1%
Fixed Income Funds	19.0%
Real Estate Investment Trust (REIT) Funds	9.5%
Commodity Funds	4.5%
Other	2.8%
100.0%
Top Holdings*
MainStay Marketfield Fund, Institutional Class	9.9%
Robeco Boston Partners Long/Short Research Fund, Institutional Class	9.0%
AQR Managed Futures Strategy Fund, Class I	7.2%
Aberdeen Equity Long-Short Fund, Institutional Class	7.0%
iShares Cohen & Steers Realty Majors Index Fund	5.2%
Arbitrage Event Driven Fund, Institutional Class	5.0%
Aberdeen Asia-Pacific Smaller Companies Fund, Institutional Class	5.0%
PIMCO Emerging Markets Currency Fund, Institutional Class	4.8%
Credit Suisse Commodity Return Strategy Fund, Class I	4.5%
SPDR Dow Jones International Real Estate Fund	4.3%
Other	38.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Semi-Annual Report 2013

6

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen Diversified Alternatives Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (81.7%)
Alternative Investment (24.1%)
AQR Managed Futures Strategy Fund, Class I	$158,538	$1,663,067
Arbitrage Event Driven Fund, Institutional Class	117,849	1,154,921
Eaton Vance Parametric Option Absolute Return Strategy Fund, Institutional Class	45,689	460,084
MainStay Marketfield Fund, Institutional Class*	137,157	2,287,785
		5,565,857
Commodity Fund (4.5%)
Credit Suisse Commodity Return Strategy Fund, Class I*	136,086	1,047,859
Equity Funds (36.1%)
Aberdeen Asia-Pacific Smaller Companies Fund, Institutional Class (a)	91,817	1,151,391
Aberdeen Emerging Markets Fund, Institutional Class (a)	43,738	704,176
Aberdeen Equity Long-Short Fund, Institutional Class* (a)	134,300	1,612,939
Gotham Absolute Return Fund, Institutional Class	82,133	936,315
Ivy Micro Cap Growth Fund, Class I*	44,667	915,223
Robeco Boston Partners Long/Short Research Fund, Institutional Class*	160,541	2,069,382
Tortoise MLP & Pipeline Fund, Institutional Class	63,168	934,883
		8,324,309
Fixed Income Funds (17.0%)
Aberdeen Emerging Markets Debt Local Currency Fund, Institutional Class (a)	90,442	921,604
Aberdeen U.S. High Yield Bond Fund, Institutional Class (a)	90,265	953,198
Eaton Vance Floating-Rate Fund, Class I	100,190	924,749
PIMCO Emerging Markets Currency Fund, Institutional Class	103,974	1,113,566
		3,913,117
Total Mutual Funds		18,851,142
EXCHANGE TRADED FUNDS (15.5%)
Equity Fund (4.0%)
First Trust Health Care AlphaDEX Fund	23,767	927,150
Fixed Income Fund (2.0%)
iShares Barclays 7-10 Year Treasury Bond Fund	4,205	457,630
Real Estate Investment Trust (REIT) Funds (9.5%)
iShares Cohen & Steers Realty Majors Index Fund	13,724	1,212,104
SPDR Dow Jones International Real Estate Fund	21,328	983,434
		2,195,538
Total Exchange Traded Funds		3,580,318
REPURCHASE AGREEMENT (2.8%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, repurchase price $647,001, collateralized by U.S. Treasury Note, maturing 02/28/2018; total market value of $664,950	$647,000	$647,000
Total Repurchase Agreement		647,000
Total Investments (Cost $21,454,758) (b)—100.0%		23,078,460

Liabilities in excess of other assets—0.0%		(220)
Net Assets—100.0%		$23,078,240

*	Non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2013 Semi-Annual Report

7

Aberdeen Diversified Income Fund (Unaudited)

The Aberdeen Diversified Income Fund (Class A shares at net asset value net of fees) returned 8.01% for the six-month period ended April 30, 2013, versus the 0.90% return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Flexible Portfolio Funds (consisting of 442 funds) was 7.52%.

Macroeconomic events continued to dominate global markets at the start of the reporting period, as post-U.S. election concerns about the looming U.S. “fiscal cliff” contributed to higher market volatility. Underlying economic data in the U.S. remained mixed, but investors were mainly preoccupied with the broader policy implications around government spending and tax rates. The Institute for Supply Management’s (ISM) survey indicated U.S. manufacturing contracted in November 2012, as manufacturers pulled back investment and hiring amid the on-going uncertainty about developments in Washington. Policy-driven events played a significant role in the performance of global markets through year-end, and major equity markets finished the year on a strong note, despite last-minute uncertainties about the success of the fiscal cliff negotiations. The Federal Reserve signalled that continued policy accommodation would be focused on employment levels, while investor concerns around a hard economic landing in China and Eurozone issues somewhat receded. U.S. economic data showed signs of continued improvement as housing markets, corporate lending levels and unemployment trends were all consistent with sustainable economic growth.

The compromise in Washington on the fiscal cliff set the stage for a surprisingly strong start to the year for domestic equities in January 2013, as indices approached price levels not seen since prior to the 2008 financial crisis. This helped offset continued mixed U.S. economic data, including slightly negative fourth-quarter gross domestic product (GDP) growth and labor market conditions that remained sluggish. The strong start to the year in U.S. equity markets was interrupted by late-month volatility in February, as an uncertain outcome to Italian national elections reignited investor fears of instability in the Eurozone. It appeared that markets took this in stride, however, as investors remained focused mainly on positive economic news and were relaxed about the pending U.S. budget “sequester” of automatic government spending cuts scheduled to take effect on March 1, 2013.

With the exception of emerging markets, major global equity markets finished the first quarter on a positive note. Risk assets continued to benefit from continued aggressive liquidity actions from central banks, with the Bank of Japan becoming the latest to announce stimulus measures. In a now familiar pattern, however, investors also faced yet another round of challenging policy headlines, with the European Central Bank’s Cyprus bank bailout, Chinese property speculation and rising tensions with North Korea providing fresh concerns for markets as the first quarter of the year came to a close. As the semi-annual period concluded in April, investor concerns about the pace of global economic growth combined with aggressive easing policies from the Bank of Japan to create unusual variations in asset class performance. Markets saw long-term U.S. Treasuries rallying strongly even as global equities continued to perform well. We believe that generous central bank liquidity largely continues to provide a very supportive backdrop for risk assets, while on-going stimulus measures are allowing investors to overlook continued weakness in key indicators of macroeconomic health.

Despite now familiar intervals of periodic market volatility, the semiannual period overall was generally quite favorable for most risk asset classes. The Fund’s exposure to domestic U.S. real estate investment trusts (REITs) via iShares Cohen & Steers Realty Majors Index Fund contributed strongly to Fund performance, as did the SPDR DJ International Real Estate ETF, both exchange-traded funds.1 The holding in Aberdeen U.S. High Yield Bond Fund was also a significant positive contributor to performance, along with strong returns from the Nuveen Preferred Securities Fund. The Fund’s diversified equity holdings, including the iShares Russell Mid Cap Index Fund and the Aberdeen International Equity Fund, also bolstered performance for the period.

One significant detractor from Fund performance among individual positions was the holding in PIMCO Commodity Real Return Strategy Fund, which posted a negative return for the reporting period. There was significant price weakness across a broad range of commodities during the period amid continued uncertainty about global economic growth prospects.

The Fund is currently invested consistent with our views of the prevailing global macroeconomic situation, which is still somewhat cautious given the lingering growth uncertainties prevailing in both the U.S. and global economies in the near to medium term. The Fund is diversified across various income- generating, non-traditional or alternative holdings in various asset classes. We believe that it has the flexibility to tilt specific allocations in the medium term based on changes in relative valuations or specific macroeconomic events. In our view, this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management:

Aberdeen Solutions Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

[1]	An index-based exchange-traded fund tracks an index, a commodity or a basket of assets like a traditional index-based mutual fund, but trades like a stock on an exchange.

Semi-Annual Report 2013

8

Aberdeen Diversified Income Fund (Unaudited) (concluded)

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Please read the prospectus for more detailed information regarding these risks.

2013 Semi-Annual Report

9

Aberdeen Diversified Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2013)		Six Months†	1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	8.01%	10.81%	4.28%	6.82%
	w/SC3	1.82%	4.45%	3.05%	6.11%
Class C	w/o SC	7.68%	10.03%	3.50%	5.99%
	w/SC4	6.68%	9.03%	3.50%	5.99%
Class R5	w/o SC	7.75%	10.31%	3.91%	6.42%
Institutional Service Class[5,6]	w/o SC	8.17%	10.98%	4.31%	6.84%
Institutional Class[5]	w/o SC	8.17%	11.13%	4.52%	7.04%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objective and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the six months and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of the Institutional Class shares. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Semi-Annual Report 2013

10

Aberdeen Diversified Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Income Fund, Barclays Capital U.S. Aggregate Bond Index, the S&P 500® Index, and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. Effective September 24, 2012, the Barclays Capital U.S. Aggregate Bond Index replaced the S&P 500® Index as the Fund’s benchmark as a result of a change in the investment objective and strategy of the Fund. The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

April 30, 2013

Asset Allocation
Mutual Funds	65.1%
Exchange Traded Funds	33.6%
Repurchase Agreement	1.5%
Liabilities in excess of other assets	(0.2%	)
	100.0%

Top Industries
Fixed Income Funds	46.6%
Equity Funds	36.3%
Real Estate Investment Trust (REIT) Funds	10.8%
Commodity Funds	5.0%
Other	1.3%
100.0%
Top Holdings*
Aberdeen U.S. High Yield Bond Fund, Institutional Class	8.4%
Eaton Vance Floating-Rate Fund, Class I	7.5%
Aberdeen International Equity Fund, Institutional Class	7.4%
Nuveen Preferred Securities Fund, Institutional Class	7.4%
Oppenheimer International Bond Fund, Class Y	7.4%
Aberdeen Core Fixed Income Fund, Institutional Class	7.4%
iShares Russell Midcap Index Fund	7.1%
Aberdeen Emerging Markets Debt Local Currency Fund, Institutional Class	6.4%
SPDR Dow Jones International Real Estate Fund	5.5%
iShares Cohen & Steers Realty Majors Index Fund	5.3%
Other	30.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2013 Semi-Annual Report

11

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen Diversified Income Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (65.1%)
Commodity Fund (5.0%)
PIMCO Commodity RealReturn Strategy Fund, Institutional Class	265,034	$1,698,870
Equity Funds (15.6%)
Aberdeen Emerging Markets Fund, Institutional Class (a)	109,815	1,768,023
Aberdeen Global Natural Resources Fund, Institutional Class (a)	63,202	1,020,711
Aberdeen International Equity Fund, Institutional Class (a)	162,404	2,533,499
		5,322,233
Fixed Income Funds (44.5%)
Aberdeen Core Fixed Income Fund, Institutional Class (a)	225,128	2,503,427
Aberdeen Emerging Markets Debt Local Currency Fund, Institutional Class (a)	214,765	2,188,450
Aberdeen U.S. High Yield Bond Fund, Institutional Class (a)	268,606	2,836,481
Eaton Vance Floating-Rate Fund, Class I	277,092	2,557,559
Nuveen Preferred Securities Fund, Institutional Class	140,708	2,528,515
Oppenheimer International Bond Fund, Class Y	380,622	2,515,912
		15,130,344
Total Mutual Funds		22,151,447
EXCHANGE TRADED FUNDS (33.6%)
Equity Funds (20.7%)
ETRACS Alerian MLP Infrastructure Index ETN	46,484	1,770,111
iShares Core S&P 500 ETF	11,126	1,784,165
iShares Russell Midcap Index Fund	18,621	2,401,550
iShares S&P Global Infrastructure Index Fund	27,927	1,085,802
		7,041,628
Fixed Income Fund (2.1%)
iShares Barclays 7-10 Year Treasury Bond Fund	6,372	693,465
Real Estate Investment Trust (REIT) Funds (10.8%)
iShares Cohen & Steers Realty Majors Index Fund	20,403	1,801,993
SPDR Dow Jones International Real Estate Fund	40,858	1,883,962
		3,685,955
Total Exchange Traded Funds		11,421,048
REPURCHASE AGREEMENT (1.5%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, repurchase price $512,001, collateralized by U.S. Treasury Note, maturing 07/31/2016; total market value of $525,563	$512,000	$512,000
Total Repurchase Agreement		512,000
Total Investments (Cost $31,148,722) (b)—100.2%		34,084,495

Liabilities in excess of other assets—(0.2)%		(71,639)
Net Assets—100.0%		$34,012,856

(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Semi-Annual Report 2013

12

Aberdeen Dynamic Allocation Fund (Unaudited)

The Aberdeen Dynamic Allocation Fund (Class A shares at net asset value net of fees) returned 9.04% for the six-month period ended April 30, 2013, versus the 13.72% return of its benchmark, the MSCI AC World Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Flexible Portfolio Funds (consisting of 442 funds) was 7.52%.

Macroeconomic events continued to dominate global markets at the start of the reporting period, as post-U.S. election concerns about the looming U.S. “fiscal cliff” contributed to higher market volatility. Underlying economic data in the U.S. remained mixed, but investors were mainly preoccupied with the broader policy implications around government spending and tax rates. The Institute for Supply Management’s (ISM) survey indicated U.S. manufacturing contracted in November 2012, as manufacturers pulled back investment and hiring amid the on-going uncertainty about developments in Washington. Policy-driven events played a significant role in the performance of global markets through year-end, and major equity markets finished the year on a strong note, despite last-minute uncertainties about the success of the fiscal cliff negotiations. The Federal Reserve signalled that continued policy accommodation would be focused on employment levels, while investor concerns around a hard economic landing in China and Eurozone issues somewhat receded. U.S. economic data showed signs of continued improvement as housing markets, corporate lending levels and unemployment trends were all consistent with sustainable economic growth.

The compromise in Washington on the fiscal cliff set the stage for a surprisingly strong start to the year for domestic equities in January 2013, as indices approached price levels not seen since prior to the 2008 financial crisis. This helped offset continued mixed U.S. economic data, including slightly negative fourth-quarter gross domestic product (GDP) growth and labor market conditions that remained sluggish. The strong start to the year in U.S. equity markets was interrupted by late-month volatility in February, as an uncertain outcome to Italian national elections reignited investor fears of instability in the Eurozone. It appeared that markets took this in stride, however, as investors remained focused mainly on positive economic news and were relaxed about the pending U.S. budget “sequester” of automatic government spending cuts scheduled to take effect on March 1, 2013.

With the exception of emerging markets, major global equity markets finished the first quarter on a positive note. Risk assets continued to benefit from continued aggressive liquidity actions from central banks, with the Bank of Japan becoming the latest to announce stimulus measures. In a now familiar pattern, however, investors also faced yet another round of challenging policy headlines, with the European Central Bank’s Cyprus bank bailout, Chinese property speculation and rising tensions with North Korea providing fresh concerns for markets as the first quarter of the year came to a close. As the semi-annual period concluded in April, investor concerns about the pace of global economic growth combined with aggressive easing policies from the Bank of Japan to create unusual variations in asset class performance. Markets saw long-term U.S. Treasuries rallying strongly even as global equities continued to perform well. We believe that generous central bank liquidity largely continues to provide a very supportive backdrop for risk assets, while on-going stimulus measures are allowing investors to overlook continued weakness in key indicators of macroeconomic health.

Despite now familiar intervals of periodic market volatility, the semiannual period overall was generally quite favorable for most risk asset classes. The Fund’s holding in SPDR Dow Jones International Real Estate Fund was a significant positive contributor to performance, along with strong returns from the First Trust Health Care AlphaDex Fund. The exposure to domestic U.S. real estate investment trusts (REITs) via iShares Cohen & Steers Realty Majors Index Fund also contributed to Fund performance. Equities in general had a positive impact as both U.S. and emerging markets exposures enhanced Fund performance. The Fund’s fixed income assets also generated positive returns for the period, led by Aberdeen U.S. High Yield Bond Fund and Aberdeen Emerging Markets Debt Local Currency Fund. Despite the strong backdrop for risk assets, the holding in iShares Barclays 7-10 Year Treasury Bond Fund was also a positive contributor, benefiting from continued investor interest in higher-quality, “safe-haven” investments.

One significant detractor from Fund performance among individual positions was the holding in Credit Suisse Commodity Return Strategy Fund, which posted a negative return for the reporting period. There was significant price weakness across a broad range of commodities during the period amid continued uncertainty about global economic growth prospects.

The Fund is currently invested consistent with our views of the prevailing global macroeconomic situation, which is still somewhat cautious given the lingering growth uncertainties prevailing in both the U.S. and global economies in the near to medium term. The Fund remains highly diversified across various traditional and non-traditional asset classes, and we believe that it has the flexibility to tilt specific allocations in the medium term based on changes in relative valuations or specific macroeconomic events. In our view, this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management:

Aberdeen Solutions Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

2013 Semi-Annual Report

13

Aberdeen Dynamic Allocation Fund (Unaudited) (concluded)

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries. The Fund invests a significant proportion of its assets in non-traditional asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Please read the prospectus for more detailed information regarding these risks.

Semi-Annual Report 2013

14

Aberdeen Dynamic Allocation Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2013)		Six Months†	1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	9.04%	11.19%	3.21%	6.64%
	w/SC3	2.79%	4.83%	1.99%	5.93%
Class C	w/o SC	8.61%	10.38%	2.47%	5.86%
	w/SC4	7.61%	9.38%	2.47%	5.86%
Class R5	w/o SC	8.88%	10.88%	2.96%	6.33%
Institutional Service Class[5,6]	w/o SC	9.16%	11.41%	3.25%	6.66%
Institutional Class[5,7]	w/o SC	9.16%	11.57%	3.32%	6.70%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the six months and one year return because it is charged when you sell Class C shares within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of Institutional Class shares. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
7	Performance of Institutional Class for the period beginning on April 23, 2009 through July 28, 2009 is based on the performance of Class A shares. During this period Institutional Class did not have any shareholders. The performance of Class A is substantially similar to what the Institutional Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

2013 Semi-Annual Report

15

Aberdeen Dynamic Allocation Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Dynamic Allocation Fund, the Morgan Stanley Capital International All Country (MSCI AC) World Index, the S&P 500® Index, and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 24 developed markets countries and 21 emerging markets, covering approximately 85% of the global investable equity opportunity set. Effective February 25, 2013, the MSCI AC World Index replaced the S&P 500® Index as the Fund’s benchmark.

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

April 30, 2013

Asset Allocation
Mutual Funds	69.9%
Exchange Traded Funds	26.8%
Repurchase Agreement	3.3%
Other assets in excess of liabilities	–%
100.0%

Amounts listed as “-” are 0% or round to 0%

Top Industries
Equity Funds	53.7%
Fixed Income Funds	22.4%
Real Estate Investment Trust (REIT) Funds	9.5%
Alternative Investment	7.3%
Commodity Funds	3.8%
Other	3.3%
100.0%
Top Holdings*
Aberdeen International Equity Fund, Institutional Class	7.2%
Aberdeen Small Cap Fund, Institutional Class	7.1%
Eaton Vance Floating-Rate Fund, Class I	6.2%
iShares Russell Midcap Index Fund	6.1%
Aberdeen Emerging Markets Fund, Institutional Class	6.0%
Aberdeen U.S. Equity Fund, Institutional Class	6.0%
Aberdeen Core Fixed Income Fund, Institutional Class	6.0%
AQR Managed Futures Strategy Fund, Class I	5.3%
iShares Cohen & Steers Realty Majors Index Fund	5.2%
Tortoise MLP & Pipeline Fund, Institutional Class	5.1%
Other	39.8%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Semi-Annual Report 2013

16

Statement of Investments

April 30, 2013 (Unaudited)

Aberdeen Dynamic Allocation Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (69.9%)
Alternative Investment (7.3%)
AQR Managed Futures Strategy Fund, Class I	$145,922	$1,530,716
Eaton Vance Parametric Option Absolute Return Strategy Fund, Institutional Class	58,859	592,715
		2,123,431
Commodity Fund (3.8%)
Credit Suisse Commodity Return Strategy Fund, Class I*	142,708	1,098,847
Equity Funds (37.4%)
Aberdeen Asia-Pacific Smaller Companies Fund, Institutional Class (a)	93,222	1,168,999
Aberdeen Emerging Markets Fund, Institutional Class (a)	108,513	1,747,067
Aberdeen Global Natural Resources Fund, Institutional Class (a)	35,061	566,228
Aberdeen International Equity Fund, Institutional Class (a)	133,740	2,086,339
Aberdeen Small Cap Fund, Institutional Class* (a)	106,476	2,046,478
Aberdeen U.S. Equity Fund, Institutional Class (a)	148,510	1,740,543
Tortoise MLP & Pipeline Fund, Institutional Class	99,571	1,473,649
		10,829,303
Fixed Income Funds (21.4%)
Aberdeen Core Fixed Income Fund, Institutional Class (a)	155,301	1,726,947
Aberdeen Emerging Markets Debt Local Currency Fund, Institutional Class (a)	88,790	904,774
Eaton Vance Floating-Rate Fund, Class I	193,182	1,783,074
Oppenheimer International Bond Fund, Class Y	178,877	1,182,375
PIMCO Emerging Markets Currency Fund, Institutional Class	54,421	582,845
		6,180,015
Total Mutual Funds		20,231,596
EXCHANGE TRADED FUNDS (26.8%)
Equity Funds (16.3%)
First Trust Health Care AlphaDEX Fund	29,972	1,169,208
iShares Core S&P 500 ETF	7,304	1,171,269
iShares Russell Midcap Index Fund	13,607	1,754,895
iShares S&P Global Infrastructure Index Fund	15,735	611,777
		4,707,149
Fixed Income Fund (1.0%)
iShares Barclays 7-10 Year Treasury Bond Fund	2,640	287,311
Real Estate Investment Trust (REIT) Funds (9.5%)
iShares Cohen & Steers Realty Majors Index Fund	16,952	1,497,201
SPDR Dow Jones International Real Estate Fund	27,041	1,246,860
		2,744,061
Total Exchange Traded Funds		7,738,521
REPURCHASE AGREEMENT (3.3%)
State Street Bank, 0.04%, dated 04/30/2013, due 05/01/2013, repurchase price $959,001, collateralized by U.S. Treasury Note, maturing 02/28/2018; total market value of $982,313	$959,000	$959,000
Total Repurchase Agreement		959,000
Total Investments (Cost $25,822,009) (b)—100.0%		28,929,117

Other assets in excess of liabilities—0.0%		11,760
Net Assets—100.0%		$28,940,877

*	Non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2013 Semi-Annual Report

17

Statements of Assets and Liabilities (Unaudited)

April 30, 2013

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
Assets:
Investments, at value	$17,088,152	$12,850,591	$15,982,742
Investments in affiliates, at value	5,343,308	20,721,904	11,987,375
Repurchase agreements, at value	647,000	512,000	959,000

Total investments	23,078,460	34,084,495	28,929,117

Cash	760	302	997
Receivable from adviser	12,468	13,517	12,217
Interest and dividends receivable	5,551	30,288	760
Receivable for capital shares issued	6,371	817	986
Prepaid expenses	35,028	35,718	34,905

Total assets	23,138,638	34,165,137	28,978,982

Liabilities:
Payable for capital shares redeemed	15,420	75,543	9
Payable for investments purchased	5,550	29,187	–
Accrued expenses and other payables:
Distribution fees	12,087	19,998	16,212
Transfer agent fees	8,911	3,028	5,675
Investment advisory fees	2,819	4,232	3,539
Administration fees	1,504	2,257	1,888
Printing fees	844	811	1,833
Administrative services fees	350	625	625
Legal fees	238	423	341
Custodian fees	60	300	342
Fund accounting fees	176	256	209
Other	12,439	15,621	7,432

Total liabilities	60,398	152,281	38,105

Net Assets	$23,078,240	$34,012,856	$28,940,877

Cost:
Investments	$16,052,553	$18,808,480	$14,487,225
Investments in affiliates	4,755,205	11,828,242	10,375,784
Repurchase agreements	647,000	512,000	959,000
Represented by:
Capital	$42,331,494	$32,206,712	$30,397,899
Accumulated net investment income/(loss)	(68,150)	30,986	(62,546)
Accumulated net realized loss from investments	(20,808,806)	(1,160,615)	(4,501,584)
Net unrealized appreciation on investments	1,623,702	2,935,773	3,107,108

Net Assets	$23,078,240	$34,012,856	$28,940,877

Net Assets:
Class A Shares	$6,193,961	$9,992,913	$10,754,307
Class C Shares	13,083,944	21,490,703	17,029,473
Class R Shares	338,862	437,229	378,207
Institutional Service Class Shares	10,708	10,767	10,814
Institutional Class Shares	3,450,765	2,081,244	768,076

Total	$23,078,240	$34,012,856	$28,940,877

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

18

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2013

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	$499,902	$781,112		$866,339
Class C Shares	1,087,397	1,711,564		1,398,062
Class R Shares	27,456	34,417		30,630
Institutional Service Class Shares	857	843		874
Institutional Class Shares	276,303	162,895		62,099

Total	1,891,915	2,690,831		2,358,004

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.39	$12.79	(b)	$12.41	(b)
Class C Shares (a)	$12.03	$12.56	(b)	$12.18
Class R Shares	$12.34	$12.70	(b)	$12.35
Institutional Service Class Shares	$12.49	$12.77		$12.37
Institutional Class Shares	$12.49	$12.78		$12.37
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.15	$13.57		$13.17
Maximum Sales Charge:
Class A Shares	5.75%	5.75%		5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

19

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2013

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
INVESTMENT INCOME:
Dividend income	$164,901	$411,510	$231,594
Dividend income from affiliates	92,064	153,376	99,643
Interest income	47	143	171

	257,012	565,029	331,408

EXPENSES:
Investment advisory fees	17,037	26,028	21,551
Administration fees	5,017	7,631	6,325
Distribution fees Class A	7,895	13,143	13,896
Distribution fees Class C	64,781	109,317	83,000
Distribution fees Class R	755	1,019	874
Administrative services fees Class A	574	1,514	1,503
Administrative services fees Class R	189	397	115
Registration and filing fees	29,056	29,285	28,882
Transfer agent fees	33,150	25,522	26,794
Audit fees	9,224	9,224	9,224
Printing fees	3,138	5,931	4,617
Fund accounting fees	1,022	1,545	1,278
Custodian fees	549	627	902
Legal fees	519	777	645
Trustee fees	412	623	513
Other	1,034	2,121	2,032

Total expenses before reimbursed/waived expenses	174,352	234,704	202,151
Expenses reimbursed/waived by investment advisor	(71,763)	(65,840)	(66,754)

Net expenses	102,589	168,864	135,397

Net Investment Income	154,423	396,165	196,011

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	36,808	88,744	61,404
Realized gain distributions from underlying non-affiliated funds	93,849	51,145	83,166
Realized gain from investment transactions from affiliated funds	467,543	414,788	552,554
Realized gain from investment transactions from non-affiliated funds	387,258	1,019,082	682,726

Net realized gain from investments	985,458	1,573,759	1,379,850

Net change in unrealized appreciation/depreciation on investment transactions	500,860	623,700	853,293

Net realized/unrealized gain from investments	1,486,318	2,197,459	2,233,143

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,640,741	$2,593,624	$2,429,154

See accompanying notes to financial statements.

Semi-Annual Report 2013

20

Statements of Changes in Net Assets

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$154,423	$308,020	$396,165	$511,761	$196,011	$361,624
Net realized gain from investments	985,458	1,528,175	1,573,759	2,478,401	1,379,850	2,875,563
Net change in unrealized appreciation/depreciation on investments	500,860	(43,757)	623,700	(1,024,578)	853,293	(1,657,375)

Changes in net assets resulting from operations	1,640,741	1,792,438	2,593,624	1,965,584	2,429,154	1,579,812

Distributions to Shareholders From:
Net investment income:
Class A	(74,391)	(104,949)	(158,019)	(176,783)	(125,797)	(176,446)
Class C	(126,416)	(169,732)	(253,318)	(244,977)	(155,553)	(158,307)
Class R	(2,868)	(3,184)	(5,261)	(5,747)	(4,148)	(339)
Institutional Service Class	(123)	–	(166)	–	(122)	–
Institutional Class	(36,814)	(49,742)	(32,016)	(24,224)	(7,541)	(2,391)

Change in net assets from shareholder distributions	(240,612)	(327,607)	(448,780)	(451,731)	(293,161)	(337,483)

Change in net assets from capital transactions	(1,364,518)	(6,159,870)	(3,308,006)	2,617,931	(2,659,566)	2,421,994

Change in net assets	35,611	(4,695,039)	(1,163,162)	4,131,784	(523,573)	3,664,323

Net Assets:
Beginning of period	23,042,629	27,737,668	35,176,018	31,044,234	29,464,450	25,800,127

End of period	$23,078,240	$23,042,629	$34,012,856	$35,176,018	$28,940,877	$29,464,450

Accumulated net investment income/(loss) at end of period	$(68,150)	$18,039	$30,986	$83,601	$(62,546)	$34,604

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

21

Statements of Changes in Net Assets (continued)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$421,952	$1,175,556	$795,455	$2,097,520	$433,886	$805,168
Proceeds of shares issued in connection with fund merger	–	–	–	2,069,418	–	3,276,509
Dividends reinvested	44,180	61,259	109,642	112,685	93,798	130,499
Cost of shares redeemed(a)	(1,085,204)	(2,878,621)	(2,098,287)	(3,438,195)	(2,285,638)	(3,785,099)

Total Class A	(619,072)	(1,641,806)	(1,193,190)	841,428	(1,757,954)	427,077

Class C Shares
Proceeds from shares issued	678,886	357,920	876,341	1,154,185	604,168	758,967
Proceeds of shares issued in connection with fund merger	–	–	–	5,693,309	–	4,353,667
Dividends reinvested	52,801	67,099	151,279	138,217	85,352	78,544
Cost of shares redeemed(a)	(1,801,147)	(4,748,476)	(3,372,121)	(5,843,213)	(1,776,288)	(4,044,900)

Total Class C	(1,069,460)	(4,323,457)	(2,344,501)	1,142,498	(1,086,768)	1,146,278

Class R Shares
Proceeds from shares issued	72,201	34,002	34,051	68,140	119,704	231,837
Proceeds of shares issued in connection with fund merger	–	–	–	–	–	47,305
Dividends reinvested	–	–	2,866	2,848	3,577	147
Cost of shares redeemed(a)	(29,269)	(27,851)	(9,864)	(115,198)	(59,116)	(16,435)

Total Class R	42,932	6,151	27,053	(44,210)	64,165	262,854

Institutional Service Class Shares
Proceeds from shares issued	–	10,000	–	10,000	–	10,000
Dividends reinvested	123	–	166	–	122	–

Total Institutional Service Class	123	10,000	166	10,000	122	10,000

Institutional Class Shares
Proceeds from shares issued	664,075	952,179	543,661	487,817	179,856	488,292
Proceeds of shares issued in connection with fund merger	–	–	–	608,092	–	86,825
Dividends reinvested	6,404	5,034	18,744	9,756	7,403	2,163
Cost of shares redeemed(a)	(389,520)	(1,167,971)	(359,939)	(437,450)	(66,390)	(1,495)

Total Institutional Class	280,959	(210,758)	202,466	668,215	120,869	575,785

Change in net assets from capital transactions:	$(1,364,518)	$(6,159,870)	$(3,308,006)	$2,617,931	$(2,659,566)	$2,421,994

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

22

Statements of Changes in Net Assets (concluded)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	35,463	105,340	65,010	181,825	36,863	72,067
Issued in connection with fund merger	–	–	–	171,012	–	281,205
Reinvested	3,766	5,627	9,023	9,767	8,058	11,856
Redeemed	(90,539)	(257,452)	(169,191)	(295,923)	(192,855)	(339,823)

Total Class A Shares	(51,310)	(146,485)	(95,158)	66,681	(147,934)	25,305

Class C Shares
Issued	58,018	33,398	72,736	101,352	51,639	69,732
Issued in connection with fund merger	–	–	–	478,880	–	379,828
Reinvested	4,628	6,370	12,699	12,243	7,455	7,275
Redeemed	(155,238)	(437,630)	(278,699)	(510,517)	(152,914)	(368,570)

Total Class C Shares	(92,592)	(397,862)	(193,264)	81,958	(93,820)	88,265

Class R Shares
Issued	6,047	3,025	2,794	5,885	10,187	19,926
Issued in connection with fund merger	–	–	–	–	–	4,075
Reinvested	–	–	238	248	309	14
Redeemed	(2,465)	(2,480)	(800)	(10,166)	(4,968)	(1,521)

Total Class R Shares	3,582	545	2,232	(4,033)	5,528	22,494

Institutional Service Class Shares
Issued	–	847	–	829	–	864
Reinvested	10	–	14	–	10	–

Total Institutional Service Class Shares	10	847	14	829	10	864

Institutional Class Shares
Issued	54,998	83,770	44,347	42,126	15,073	43,676
Issued in connection with fund merger	–	–	–	50,329	–	7,485
Reinvested	542	447	1,544	836	639	187
Redeemed	(32,402)	(106,567)	(29,214)	(37,331)	(5,535)	(130)

Total Institutional Class Shares	23,138	(22,350)	16,677	55,960	10,177	51,218

Total change in shares:	(117,172)	(565,305)	(269,499)	201,395	(226,039)	188,146

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Semi-Annual Report

23

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013(f)*	$11.64	$0.10	$0.79	$0.89	$(0.14)	$–	$–	$(0.14)	$12.39
Year Ended October 31, 2012(f)	10.93	0.18	0.70	0.88	(0.17)	–	–	(0.17)	11.64
Year Ended October 31, 2011(f)	11.31	0.21	(0.38)	(0.17)	(0.21)	–	–	(0.21)	10.93
Year Ended October 31, 2010(f)	9.89	0.13	1.42	1.55	(0.12)	–	(0.01)	(0.13)	11.31
Year Ended October 31, 2009	8.46	0.09	1.41	1.50	(0.07)	–	–	(0.07)	9.89
Year Ended October 31, 2008	15.37	(0.09)	(5.10)	(5.19)	(0.83)	(0.79)	(0.10)	(1.72)	8.46
Class C Shares
Six Months Ended April 30, 2013(f)*	11.33	0.06	0.75	0.81	(0.11)	–	–	(0.11)	12.03
Year Ended October 31, 2012(f)	10.67	0.10	0.68	0.78	(0.12)	–	–	(0.12)	11.33
Year Ended October 31, 2011(f)	11.03	0.14	(0.37)	(0.23)	(0.13)	–	–	(0.13)	10.67
Year Ended October 31, 2010(f)	9.66	0.04	1.39	1.43	(0.05)	–	(0.01)	(0.06)	11.03
Year Ended October 31, 2009	8.28	0.02	1.38	1.40	(0.02)	–	–	(0.02)	9.66
Year Ended October 31, 2008	15.10	(0.04)	(5.13)	(5.17)	(0.76)	(0.79)	(0.10)	(1.65)	8.28
Class R Shares
Six Months Ended April 30, 2013(f)*	11.61	0.07	0.78	0.85	(0.12)	–	–	(0.12)	12.34
Year Ended October 31, 2012(f)	10.90	0.14	0.71	0.85	(0.14)	–	–	(0.14)	11.61
Year Ended October 31, 2011(f)	11.26	0.21	(0.42)	(0.21)	(0.15)	–	–	(0.15)	10.90
Year Ended October 31, 2010(f)	9.85	0.09	1.42	1.51	(0.09)	–	(0.01)	(0.10)	11.26
Year Ended October 31, 2009	8.43	0.06	1.42	1.48	(0.06)	–	–	(0.06)	9.85
Year Ended October 31, 2008	15.32	0.25	(5.44)	(5.19)	(0.81)	(0.79)	(0.10)	(1.70)	8.43
Institutional Service Class Shares
Six Months Ended April 30, 2013(f)*	11.73	0.12	0.79	0.91	(0.15)	–	–	(0.15)	12.49
Period from September 24, 2012 through October 31, 2012(f)(h)(i)	11.81	0.01	(0.09)	(0.08)	–	–	–	–	11.73
Period from November 1, 2008 through April 22, 2009(f)(i)	8.50	0.01	(0.66)	(0.65)	(0.03)	–	–	(0.03)	7.82
Year Ended October 31, 2008(j)	15.43	0.62	(5.80)	(5.18)	(0.86)	(0.79)	(0.10)	(1.75)	8.50
Institutional Class Shares
Six Months Ended April 30, 2013(f)*	11.73	0.12	0.79	0.91	(0.15)	–	–	(0.15)	12.49
Year Ended October 31, 2012(f)	11.00	0.22	0.71	0.93	(0.20)	–	–	(0.20)	11.73
Year Ended October 31, 2011(f)	11.38	0.25	(0.39)	(0.14)	(0.24)	–	–	(0.24)	11.00
Year Ended October 31, 2010(f)	9.96	0.12	1.45	1.57	(0.14)	–	(0.01)	(0.15)	11.38
Year Ended October 31, 2009	8.51	0.10	1.44	1.54	(0.09)	–	–	(0.09)	9.96
Year Ended October 31, 2008	15.45	0.74	(5.92)	(5.18)	(0.87)	(0.79)	(0.10)	(1.76)	8.51

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semi-Annual Report 2013

24

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

7.68%		$6,194	0.52%	1.77%	1.15%	27.95%
8.14%		6,418	0.52%	1.65%	1.14%	51.62%
(1.52%)		7,624	0.51%	1.85%	1.03%	26.76%
15.73%		7,919	0.51%	1.21%	1.02%	60.00%
17.87%		11,911	0.48%	1.04%	1.39%	7.39%
(37.55%)		18,574	0.46%	0.71%	0.75%	46.75%

7.22%		13,084	1.25%	1.02%	1.88%	27.95%
7.39%		13,368	1.25%	0.93%	1.87%	51.62%
(2.14%)		16,828	1.25%	1.27%	1.77%	26.76%
14.84%		23,495	1.25%	0.42%	1.76%	60.00%
16.94%		26,250	1.25%	0.24%	2.16%	7.39%
(38.00%)		34,491	1.21%	(0.06%)	1.51%	46.75%

7.41%		339	0.88%	1.27%	1.51%	27.95%
7.85	%(g)	277	0.91%	1.22%	1.53%	51.62%
(1.77%)		254	0.79%	1.80%	1.32%	26.76%
15.43%		400	0.75%	0.91%	1.26%	60.00%
17.65%		383	0.71%	0.73%	1.60%	7.39%
(37.69%)		382	0.71%	0.41%	1.03%	46.75%

7.79%		11	0.25%	2.00%	0.88%	27.95%

(0.68%)		10	0.25%	0.56%	0.87%	51.62%

(7.67%)		1	0.25%	0.17%	1.39%	7.39%
(37.39%)		3	0.24%	0.70%	0.68%	46.75%

7.79%		3,451	0.25%	1.95%	0.88%	27.95%
8.54	%(g)	2,970	0.25%	1.95%	0.87%	51.62%
(1.17%)		3,032	0.25%	2.15%	0.77%	26.76%
15.90%		3,200	0.25%	1.13%	0.76%	60.00%
18.24%		74	0.25%	1.08%	1.07%	7.39%
(37.37%)		3	0.22%	0.32%	0.80%	46.75%

(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.
(i)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(j)	See Note 5 for Financial Highlight information prior to year ended October 31, 2008.

2013 Semi-Annual Report

25

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013*(f)	$12.03	$0.17	$0.77	$0.94	$(0.18)	$–	$–	$(0.18)	$12.79
Year Ended October 31, 2012(f)	11.39	0.25	0.62	0.87	(0.23)	–	–	(0.23)	12.03
Year Ended October 31, 2011(f)	11.42	0.23	(0.03)	0.20	(0.23)	–	–	(0.23)	11.39
Year Ended October 31, 2010(f)	10.20	0.18	1.21	1.39	(0.17)	–	–	(0.17)	11.42
Year Ended October 31, 2009	8.79	0.17	1.41	1.58	(0.17)	–	–	(0.17)	10.20
Year Ended October 31, 2008	13.03	0.43	(3.27)	(2.84)	(0.65)	(0.74)	(0.01)	(1.40)	8.79
Class C Shares
Six Months Ended April 30, 2013*(f)	11.81	0.12	0.77	0.89	(0.14)	–	–	(0.14)	12.56
Year Ended October 31, 2012(f)	11.18	0.17	0.61	0.78	(0.15)	–	–	(0.15)	11.81
Year Ended October 31, 2011(f)	11.22	0.15	(0.05)	0.10	(0.14)	–	–	(0.14)	11.18
Year Ended October 31, 2010(f)	10.03	0.09	1.20	1.29	(0.10)	–	–	(0.10)	11.22
Year Ended October 31, 2009	8.65	0.10	1.38	1.48	(0.10)	–	–	(0.10)	10.03
Year Ended October 31, 2008	12.85	0.31	(3.19)	(2.88)	(0.57)	(0.74)	(0.01)	(1.32)	8.65
Class R Shares
Six Months Ended April 30, 2013*(f)	11.94	0.14	0.78	0.92	(0.16)	–	–	(0.16)	12.70
Year Ended October 31, 2012(f)	11.31	0.19	0.62	0.81	(0.18)	–	–	(0.18)	11.94
Year Ended October 31, 2011(f)	11.34	0.20	(0.06)	0.14	(0.17)	–	–	(0.17)	11.31
Year Ended October 31, 2010(f)	10.13	0.10	1.26	1.36	(0.15)	–	–	(0.15)	11.34
Year Ended October 31, 2009	8.75	0.12	1.42	1.54	(0.16)	–	–	(0.16)	10.13
Year Ended October 31, 2008	12.97	0.11	(2.97)	(2.86)	(0.61)	(0.74)	(0.01)	(1.36)	8.75
Institutional Service Class Shares
Six Months Ended April 30, 2013*(f)	12.01	0.18	0.78	0.96	(0.20)	–	–	(0.20)	12.77
Period from September 24, 2012 through October 31, 2012(f)(h)(i)	12.06	0.03	(0.08)	(0.05)	–	–	–	–	12.01
Period from November 1, 2008 through April 22, 2009(f)(i)	8.77	0.06	(0.24)	(0.18)	(0.08)	–	–	(0.08)	8.51
Year Ended October 31, 2008(j)	13.02	0.34	(3.16)	(2.82)	(0.68)	(0.74)	(0.01)	(1.43)	8.77
Institutional Class Shares
Six Months Ended April 30, 2013*(f)	12.01	0.19	0.78	0.97	(0.20)	–	–	(0.20)	12.78
Year Ended October 31, 2012(f)	11.38	0.28	0.61	0.89	(0.26)	–	–	(0.26)	12.01
Year Ended October 31, 2011(f)	11.41	0.26	(0.03)	0.23	(0.26)	–	–	(0.26)	11.38
Year Ended October 31, 2010(f)	10.19	0.17	1.25	1.42	(0.20)	–	–	(0.20)	11.41
Year Ended October 31, 2009	8.79	0.18	1.41	1.59	(0.19)	–	–	(0.19)	10.19
Year Ended October 31, 2008	13.03	0.66	(3.47)	(2.81)	(0.68)	(0.74)	(0.01)	(1.43)	8.79

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Semi-Annual Report 2013

26

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	PortfolioTurnover (e)

7.92	%(g)	$9,993	0.53%	2.73%	0.91%	11.69%
7.73	%(g)	10,538	0.53%	2.15%	1.00%	65.34%
1.71%		9,220	0.53%	1.99%	0.92%	26.55%
13.74%		12,744	0.51%	1.66%	0.88%	41.21%
18.18%		16,547	0.50%	1.87%	1.11%	32.11%
(24.18%)		14,082	0.48%	2.33%	0.81%	53.11%

7.59	%(g)	21,491	1.25%	2.00%	1.63%	11.69%
7.01	%(g)	22,488	1.25%	1.45%	1.72%	65.34%
1.01%		20,388	1.25%	1.27%	1.65%	26.55%
12.94%		25,853	1.25%	0.86%	1.61%	41.21%
17.23%		27,321	1.25%	1.12%	1.87%	32.11%
(24.76%)		29,025	1.22%	1.58%	1.55%	53.11%

7.75%		437	0.95%	2.32%	1.33%	11.69%
7.20%		384	0.99%	1.63%	1.46%	65.34%
1.26%		410	0.87%	1.77%	1.27%	26.55%
13.51%		1,205	0.78%	0.97%	1.15%	41.21%
17.87%		184	0.70%	1.26%	1.15%	32.11%
(24.37%)		62	0.70%	2.57%	1.01%	53.11%

8.08	%(g)	11	0.25%	3.00%	0.63%	11.69%
(0.41	%)(g)	10	0.25%	2.52%	0.72%	65.34%
(1.99%)		1	0.25%	1.50%	0.95%	32.11%
(24.08%)		1	0.26%	2.56%	0.56%	53.11%

8.17%		2,081	0.25%	3.06%	0.63%	11.69%
7.95%		1,756	0.25%	2.39%	0.72%	65.34%
2.00%		1,027	0.25%	2.25%	0.64%	26.55%
14.03%		1,447	0.25%	1.58%	0.54%	41.21%
18.36%		180	0.25%	1.98%	0.79%	32.11%
(23.97%)		18	0.22%	1.65%	0.79%	53.11%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.
(i)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(j)	See Note 5 for Financial Highlight information prior to year ended October 31, 2008.

2013 Semi-Annual Report

27

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2013(f)*	$11.52	$0.10	$0.92	$1.02	$(0.13)	$–	$–	$(0.13)	$12.41
Year Ended October 31, 2012(f)	10.87	0.21	0.64	0.85	(0.20)	–	–	(0.20)	11.52
Year Ended October 31, 2011(f)	10.88	0.20	(0.03)	0.17	(0.18)	–	–	(0.18)	10.87
Year Ended October 31, 2010(f)	9.50	0.12	1.37	1.49	(0.11)	–	–	(0.11)	10.88
Year Ended October 31, 2009(f)	8.15	0.11	1.35	1.46	(0.11)	–	–	(0.11)	9.50
Year Ended October 31, 2008	13.84	0.24	(4.12)	(3.88)	(0.81)	(0.95)	(0.05)	(1.81)	8.15
Class C Shares
Six Months Ended April 30, 2013(f)*	11.32	0.06	0.91	0.97	(0.11)	–	–	(0.11)	12.18
Year Ended October 31, 2012(f)	10.69	0.13	0.62	0.75	(0.12)	–	–	(0.12)	11.32
Year Ended October 31, 2011(f)	10.72	0.12	(0.03)	0.09	(0.12)	–	–	(0.12)	10.69
Year Ended October 31, 2010(f)	9.37	0.05	1.35	1.40	(0.05)	–	–	(0.05)	10.72
Year Ended October 31, 2009(f)	8.04	0.05	1.33	1.38	(0.05)	–	–	(0.05)	9.37
Year Ended October 31, 2008	13.68	0.21	(4.12)	(3.91)	(0.73)	(0.95)	(0.05)	(1.73)	8.04
Class R Shares
Six Months Ended April 30, 2013(f)*	11.47	0.09	0.92	1.01	(0.13)	–	–	(0.13)	12.35
Year Ended October 31, 2012(f)	10.83	0.15	0.66	0.81	(0.17)	–	–	(0.17)	11.47
Year Ended October 31, 2011(f)	10.83	0.14	0.01	0.15	(0.15)	–	–	(0.15)	10.83
Year Ended October 31, 2010(f)	9.45	0.09	1.38	1.47	(0.09)	–	–	(0.09)	10.83
Year Ended October 31, 2009(f)	8.10	0.12	1.32	1.44	(0.09)	–	–	(0.09)	9.45
Year Ended October 31, 2008	13.79	0.73	(4.65)	(3.92)	(0.77)	(0.95)	(0.05)	(1.77)	8.10
Institutional Service Class Shares
Six Months Ended April 30, 2013(f)*	11.47	0.12	0.92	1.04	(0.14)	–	–	(0.14)	12.37
Period from September 24, 2012 through October 31, 2012(f)(h)(i)	11.58	0.01	(0.12)	(0.11)	–	–	–	–	11.47
Period from November 1, 2008 through April 22, 2009(f)(i)	8.16	0.03	(0.45)	(0.42)	(0.06)	–	–	(0.06)	7.68
Year Ended October 31, 2008(j)	13.86	0.29	(4.15)	(3.86)	(0.84)	(0.95)	(0.05)	(1.84)	8.16
Institutional Class Shares
Six Months Ended April 30, 2013(f)*	11.47	0.12	0.92	1.04	(0.14)	–	–	(0.14)	12.37
Year Ended October 31, 2012(f)	10.83	0.19	0.68	0.87	(0.23)	–	–	(0.23)	11.47
Year Ended October 31, 2011(f)	10.92	0.20	(0.08)	0.12	(0.21)	–	–	(0.21)	10.83
Year Ended October 31, 2010(f)	9.50	0.15	1.41	1.56	(0.14)	–	–	(0.14)	10.92
Period from July 29, 2009 through October 31, 2009(f)(k)	8.94	0.02	0.57	0.59	(0.03)	–	–	(0.03)	9.50
Period from November 1, 2008 through April 22, 2009(f)(k)	8.17	0.05	(0.48)	(0.43)	(0.04)	–	–	(0.04)	7.70
Year Ended October 31, 2008	13.88	0.30	(4.17)	(3.87)	(0.84)	(0.95)	(0.05)	(1.84)	8.17

*	Unaudited
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Semi-Annual Report 2013

28

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	PortfolioTurnover (e)

8.94	%(g)	10,754	0.53%	1.78%	1.00%	21.90%
7.93	%(g)	11,682	0.53%	1.90%	1.08%	60.45%
1.67%		10,755	0.54%	1.83%	1.00%	20.14%
15.81%		12,684	0.53%	1.15%	0.99%	56.29%
18.07%		11,500	0.52%	1.32%	1.42%	27.48%
(31.82%)		10,154	0.48%	1.46%	0.89%	44.74%

8.61%		17,029	1.25%	1.05%	1.72%	21.90%
7.10%		16,890	1.25%	1.18%	1.80%	60.45%
0.95%		15,009	1.25%	1.12%	1.72%	20.14%
15.03%		17,300	1.25%	0.48%	1.71%	56.29%
17.25%		15,594	1.25%	0.61%	2.16%	27.48%
(32.32%)		16,045	1.22%	0.70%	1.64%	44.74%

8.88%		378	0.82%	1.51%	1.29%	21.90%
7.55%		288	0.89%	1.38%	1.44%	60.45%
1.42%		28	0.79%	1.23%	1.26%	20.14%
15.68%		18	0.75%	0.89%	1.22%	56.29%
17.92%		10	0.70%	1.56%	1.60%	27.48%
(32.16%)		48	0.76%	0.76%	1.49%	44.74%

9.16%		11	0.25%	2.04%	0.72%	21.90%
(0.95%)		10	0.25%	1.13%	0.80%	60.45%
(5.19%)		1	0.25%	1.54%	1.19%	27.48%
(31.66%)		1	0.25%	1.71%	0.71%	44.74%

9.16%		768	0.25%	2.00%	0.72%	21.90%
8.18%		596	0.25%	1.65%	0.80%	60.45%
1.40%		8	0.25%	1.83%	0.72%	20.14%
16.18%		2	0.25%	1.46%	0.70%	56.29%
6.55%		2	0.25%	0.97%	1.10%	27.48%
(5.19%)		–	0.25%	1.54%	1.19%	27.48%
(31.69%)		1	0.21%	1.75%	0.55%	44.74%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.
(i)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(j)	See Note 5 for Financial Highlight information prior to year ended October 31, 2008.
(k)	There were no shareholders in the class for the period from April 23, 2009 through July 28, 2009. The financial highlight information presented is for two separate periods of time when shareholders were invested in the class.

2013 Semi-Annual Report

29

Notes to Financial Statements

April 30, 2013 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2013, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2013, the Trust operated twenty-four (24) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Diversified Alternatives Fund (“Diversified Alternatives Fund”) (formerly Aberdeen Optimal Allocations Fund: Specialty)
–	Aberdeen Diversified Income Fund (“Diversified Income Fund”) (formerly Aberdeen Optimal Allocations Fund: Moderate)
–	Aberdeen Dynamic Allocation Fund (“Dynamic Allocation Fund”) (formerly Aberdeen Optimal Allocations Fund: Moderate Growth)

Each of the Funds is operated as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

(a)	Security Valuation

The Funds are required to value their securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the fair valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. Closed-end mutual funds and exchange traded funds are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined as a Level 1 investment.

In addition, foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying fair valuation factors to the last sale price or the mean price as noted above. Fair valuation factors are provided by an independent pricing service provider. These factors are used when pricing a Fund’s portfolio holding to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Fair valuation factors are not utilized if the pricing service is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold. A security that applies a fair valuation factor is determined as a Level 2 investment because the exchange traded price has been adjusted.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the fair value of a security is determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the

Semi-Annual Report 2013

30

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2013 in valuing the Funds’ investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Statements of Investments for a detailed breakout of the security types:

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3– Significant Unobservable Inputs ($)	Total ($)
Diversified Alternatives Fund
Investments in Securities
Mutual Funds	18,851,142	–	–	18,851,142
Exchange Traded Funds	3,580,318	–	–	3,580,318
Repurchase Agreement	–	647,000	–	647,000

	22,431,460	647,000	–	23,078,460

Diversified Income Fund
Investments in Securities
Mutual Funds	22,151,447	–	–	22,151,447
Exchange Traded Funds	11,421,048	–	–	11,421,048
Repurchase Agreement	–	512,000	–	512,000

	33,572,495	512,000	–	34,084,495

Dynamic Allocation Fund
Investments in Securities
Mutual Funds	20,231,596	–	–	20,231,596
Exchange Traded Funds	7,738,521	–	–	7,738,521
Repurchase Agreement	–	959,000	–	959,000

	27,970,117	959,000	–	28,929,117

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the period ended April 30, 2013, there were no transfers between fair value measurement levels. For the period ended April 30, 2013, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited.

2013 Semi-Annual Report

31

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

(c)	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d)	Security Transactions, Investment Income and Expenses

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(e)	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

(f)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Under the terms of the Investment Advisory Agreement, each Fund pays Aberdeen an annual management fee paid monthly of 0.15% based on the Funds’ average daily net assets, paid monthly.

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses to 0.25% for all Classes of the Funds at least through February 28, 2014 or the effective date of the 2014 annual update to the registration statement, whichever occurs first. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 unless:

(i)	the Fund’s assets exceed $100 million;
(ii)	the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and
(iii)	the payment of such reimbursement is approved by the Board on a quarterly basis.

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32

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

For fees waived after March 1, 2011, no reimbursement will be made unless:

(i)	the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and
(ii)	the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of April 30, 2013, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2010 (Expires 10/31/13)	Amount Fiscal Year 2011 (Expires 10/31/14)	Amount Fiscal Year 2012 (Expires 10/31/15)	Amount Six Months Ended April 30, 2013 (Expires 4/30/16)	Total*
Diversified Alternatives Fund	$102,593	$177,650	$153,080	$71,763	$505,086
Diversified Income Fund	79,885	149,806	141,760	65,840	437,291
Dynamic Allocation Fund	72,719	143,809	134,356	66,754	417,638

*	Amounts reported are subject to expire throughout the respective 3-year expiration period presented above.

(b)	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. Effective February 25, 2013, for services provided pursuant to the Fund Administration Agreement, the Funds pay Aberdeen a combined annual fee of 0.08% based on the Trust’s average daily net assets. The fees are then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund.

Prior to February 25, 2013, the Funds paid Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

*	The asset-based fees are subject to a per fund annual minimum fee.

(c)	Distributor

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares
Diversified Alternatives Fund	0.25%	1.00%	0.50%
Diversified Income Fund	0.25%	1.00%	0.50%
Dynamic Allocation Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

2013 Semi-Annual Report

33

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and 1.00% on Class C shares of the Funds (on the deferred sales charge assessed on sales within one year of purchase). For the six months ended April 30, 2013, AFD retained commissions of $10,077 from front-end sales charges of Class A shares and from CDSC fees from Class C (and certain Class A) shares of the Funds.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the six months ended April 30, 2013 were as follows:

Fund	Amount
Diversified Alternatives Fund	$763
Diversified Income Fund	1,911
Dynamic Allocation Fund	1,618

4. Investment Transactions

Purchases and sales of Underlying Funds for the six months ended April 30, 2013, were as follows:

Fund	Purchases	Sales
Diversified Alternatives Fund	$6,323,082	$8,335,709
Diversified Income Fund	4,013,462	7,573,946
Dynamic Allocation Fund	6,195,363	8,969,160

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34

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

5. Financial Highlights

The Financial Highlights of the Institutional Service Class for each of the Diversified Alternatives Fund, Diversified Income Fund and Dynamic Allocation Fund prior to fiscal year end October 31, 2008 were as follows:

Diversified Alternatives Fund

	Investment Activities				Distributions				Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2007(f)	$13.24	0.14	2.66	2.80	(0.47)	(0.14)	–	(0.61)	$15.43	21.90%	$2	0.24%	1.01%	0.46%	24.54%
Year Ended October 31, 2006	$11.56	0.08	2.22	2.30	(0.49)	(0.13)	–	(0.62)	$13.24	20.63%	$1	0.34%	0.50%	0.70%	13.76%
Year Ended October 31, 2005	$10.34	0.33	1.19	1.52	(0.30)	–	–	(0.30)	$11.56	14.92%	$1	0.33%	2.98%	1.94%	28.77%
Period Ended October 31, 2004(g)	$10.00	0.01	0.33	0.34	–	–	–	–	$10.34	3.40%	$1	0.40%	0.27%	12.12%	7.19%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts designated as “–” are $0 or round to $0.

Diversified Income Fund

	Investment Activities				Distributions				Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2007(f)	$11.84	0.27	1.49	1.76	(0.40)	(0.18)	–	(0.58)	$13.02	15.35%	$1	0.25%	2.22%	0.60%	70.87%
Year Ended October 31, 2006	$11.04	0.24	1.21	1.45	(0.54)	(0.11)	–	(0.65)	$11.84	13.64%	$1	0.33%	1.99%	0.85%	34.82%
Year Ended October 31, 2005	$10.30	0.35	0.71	1.06	(0.31)	(0.01)	–	(0.32)	$11.04	10.39%	$1	0.34%	2.83%	3.93%	61.59%
Period Ended October 31, 2004(g)	$10.00	0.04	0.26	0.30	–	–	–	–	$10.30	3.00%	$1	0.40%	1.22%	12.23%	7.57%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts designated as “–” are $0 or round to $0.

2013 Semi-Annual Report

35

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

Dynamic Allocation Fund

	Investment Activities				Distributions				Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2007(f)	$12.23	0.19	2.06	2.25	(0.39)	(0.23)	–	(0.62)	$13.86	19.08%	$2	0.24%	1.52%	0.59%	63.01%
Year Ended October 31, 2006	$11.23	0.17	1.56	1.73	(0.58)	(0.15)	–	(0.73)	$12.23	16.06%	$1	0.36%	1.19%	0.91%	32.64%
Year Ended October 31, 2005	$10.21	0.31	1.00	1.31	(0.29)	–	–	(0.29)	$11.23	13.00%	$1	0.34%	2.69%	4.45%	47.04%
Period Ended October 31, 2004(g)	$10.00	0.02	0.19	0.21	–	–	–	–	$10.21	2.10%	$1	0.40%	–	12.62%	9.79%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period June 29, 2004 (commencement of operations) to October 31, 2004.

Amounts designated as “–” are $0 or round to $0.

6. Portfolio Investment Risks

(a)	Risks Associated with Fund of Funds

The cost of investing in a fund of funds may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force a Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, each Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

(b)	Risks Associated with Investing in Affiliated Funds

The Funds’ Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Funds and the Underlying Funds could affect how the Funds’ Adviser fulfills its fiduciary duties to the Funds and the Underlying Funds.

(c)	Risks Associated with European Markets

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Please read the prospectus for more detailed information regarding these risks.

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36

Notes to Financial Statements (continued)

April 30, 2013 (Unaudited)

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of April 30, 2013, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Diversified Alternatives Fund	$21,454,758	$1,788,463	$(164,761)	$1,623,702
Diversified Income Fund	31,148,722	3,167,589	(231,816)	2,935,773
Dynamic Allocation Fund	25,822,009	3,341,904	(234,796)	3,107,108

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$327,607	$–	$327,607	$–	$–	$327,607
Diversified Income Fund	451,731	–	451,731	–	–	451,731
Dynamic Allocation Fund	337,483	–	337,483	–	–	337,483

Amounts	listed as “–” are $0 or round to $0.

As of October 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Diversified Alternatives Fund	$–	$18,039	$–	$–	$–	$(21,457,839)	$786,416	$(20,653,384)
Diversified Income Fund	–	83,601	–	–	–	(2,400,443)	1,978,141	(338,701)
Dynamic Allocation Fund	–	34,604	–	–	–	(5,617,645)	1,990,029	(3,593,012)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

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37

Notes to Financial Statements (concluded)

April 30, 2013 (Unaudited)

**	As of October 31, 2012, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations:

Fund	Amount	Expires
Diversified Alternatives Fund	$13,121	2016
Diversified Alternatives Fund	13,407,297	2017
Diversified Alternatives Fund	6,953,184	2018
Diversified Alternatives Fund	1,084,237	2019
Diversified Income Fund	2,037,071	2017
Diversified Income Fund	363,371	2018
Dynamic Allocation Fund	937,960	2016
Dynamic Allocation Fund	2,656,967	2017
Dynamic Allocation Fund	2,022,718	2018

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Significant Shareholders

As of April 30, 2013, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Diversified Alternatives Fund	53.1%	2
Diversified Income Fund	30.6	2
Dynamic Allocation Fund	30.2	3

10. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), Disclosures about Offsetting Assets and Liabilities. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective for annual reporting periods beginning on or after January 1, 2013 (and interim periods within those annual periods). Management is currently evaluating the implications of this ASU and its impact on the financial statements has not been determined.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of April 30, 2013.

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38

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees, transfer agent out-of-pocket expenses and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2012 and continued to hold your shares at the end of the reporting period, April 30, 2013.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2012	Actual Ending Account Value, April 30, 2013	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+[1]	Annualized Expense Ratio**
Aberdeen Diversified Alternatives Fund	Class A	$1,000.00	$1,076.80	$1,022.22	$2.68	$2.61	0.52%
	Class C	$1,000.00	$1,072.20	$1,018.60	$6.42	$6.26	1.25%
	Class R	$1,000.00	$1,074.10	$1,020.43	$4.53	$4.41	0.88%
	Institutional Service Class	$1,000.00	$1,077.90	$1,023.56	$1.29	$1.25	0.25%
	Institutional Class	$1,000.00	$1,077.90	$1,023.56	$1.29	$1.25	0.25%
Aberdeen Diversified Income Fund	Class A	$1,000.00	$1,080.10	$1,022.17	$2.73	$2.66	0.53%
	Class C	$1,000.00	$1,076.80	$1,018.60	$6.44	$6.26	1.25%
	Class R	$1,000.00	$1,077.50	$1,020.08	$4.89	$4.76	0.95%
	Institutional Service Class	$1,000.00	$1,081.70	$1,023.56	$1.29	$1.25	0.25%
	Institutional Class	$1,000.00	$1,081.70	$1,023.56	$1.29	$1.25	0.25%
Aberdeen Dynamic Allocation Fund	Class A	$1,000.00	$1,090.40	$1,022.17	$2.75	$2.66	0.53%
	Class C	$1,000.00	$1,086.10	$1,018.60	$6.47	$6.26	1.25%
	Class R	$1,000.00	$1,088.80	$1,020.73	$4.25	$4.11	0.82%
	Institutional Service Class	$1,000.00	$1,091.60	$1,023.56	$1.30	$1.25	0.25%
	Institutional Class	$1,000.00	$1,091.60	$1,023.56	$1.30	$1.25	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+	Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.
1	Represents the hypothetical 5% return before expenses.

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39

FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number and account balances

■    Transaction history and assets

■    Checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	■ Call 1-800-522-5465
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.
However, you can contact us at any time to limit our sharing.
Questions?	www.aberdeen-asset.us

Who we are
Who is providing this notice?	Aberdeen’s North American Funds (collectively referred to as “Aberdeen Funds”)
What we do
How do Aberdeen Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do Aberdeen Funds collect my personal information?

We collect your personal information, for example, when you:

■    Open an account or give us your contact information

■    Provide account information or make wire transfers

■    Make deposits or withdrawals from your account

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■    Sharing for affiliates’ everyday business purposes—information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■    Our affiliates include companies with an Aberdeen Asset Management name and wholly-owned subsidiaries of Aberdeen Asset Management PLC, a global financial services company.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Aberdeen Funds do not share personal information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Aberdeen Funds don’t jointly market.
Other important information

This Privacy Notice is being provided by Aberdeen Funds, Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund, Inc., each a U.S.-registered open-end investment company, and North-American-registered closed-end investment companies managed by Aberdeen Asset Management Inc. or its affiliates (collectively, North American Funds).

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Lucia Sitar, Vice President

Brad Crombie, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Megan Mooney, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Pamela Wade, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0142-0613

Item 2. Code of Ethics.

Not applicable – for annual reports only.

Item 3. Audit Committee Financial Expert.

Not applicable – for annual reports only.

Item 4. Principal Accountant Fees and Services.

Not applicable – for annual reports only.

Item 5. Audit Committee of Listed Registrants.

Not applicable – for annual reports only.

Item 6. Investments.

(a)	Included as part of the Reports to Shareholders under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2013, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees identified in response to paragraph a(1) of this Item in the Registrant’s most recent Annual Report on Form N-CSR filed on January 4, 2013.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) During the period, the Registrant enhanced internal controls related to the classification of brokerage expenses arising from short-selling activities.

Item 12. Exhibits.

(a)(1) Not applicable – for annual reports only.

(a)(2) Certifications of the Registrant pursuant to Rule 30a-2(a) under the 1940 Act are exhibits to this report.

(a)(3) Not applicable.

(b) Certifications of the Registrant pursuant to Rule 30a-2(b) under the 1940 Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Funds

By:	/s/ Gary Marshall
Gary Marshall,
Principal Executive Officer of
Aberdeen Funds

Date: July 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gary Marshall
Gary Marshall,
Principal Executive Officer of
Aberdeen Funds

Date: July 5, 2013

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Funds

Date: July 5, 2013